SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

MASSMUTUAL SELECT FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, MA 01111-0001

(413) 744-1000

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Vice President, Secretary, and Chief Legal Officer

MassMutual Select Funds

1295 State Street

Springfield, MA 01111-0001

Copy to:

Brian McCabe, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

TITLE OF SECURITIES BEING REGISTERED:

Classes I, R5, Service Class, Administrative Class, R4, A, R3, and Y of the MassMutual Diversified Value Fund, a series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on July 5, 2025 pursuant to Rule 488.

An indefinite amount of the Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

MassMutual Select Funds

MassMutual Equity Opportunities Fund

MassMutual Total Return Bond Fund

(Each, a “Selling Fund” and collectively, the “Selling Funds”)

IMPORTANT NOTICE OF

COMBINED INFORMATION STATEMENT/PROSPECTUS

This notice presents only an overview of the more complete Combined Information Statement/Prospectus that is available to you on the Internet relating to the reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of each Selling Fund into another fund (each, an “Acquiring Fund” and together, the “Acquiring Funds”) managed by MML Investment Advisers, LLC (“MML Advisers”). The Selling Funds and Acquiring Funds are referred to collectively as the “Funds.” As previously communicated in a supplement to your Fund’s prospectus, MML Advisers proposed the Reorganizations to the Boards of Trustees of the Selling Funds and the Acquiring Funds (the “Boards”), and the Boards unanimously approved each Reorganization. In accordance with each Fund’s Amended and Restated Agreement and Declaration of Trust (each, a “Declaration of Trust”) and applicable state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), each Reorganization may be effected without the approval of shareholders of a Fund. Although shareholder approval is not required for the Reorganization of your Fund, we encourage you to access and review all of the important information contained in the Combined Information Statement/Prospectus.

Under the Agreement and Plan of Reorganization, each Selling Fund, as indicated below, will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Acquiring Fund, as indicated below, in exchange for shares of the same class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the corresponding Selling Fund. Each Reorganization is expected to close on or about September 15, 2025. If you are a shareholder of the Selling Fund immediately prior to the closing, you will become a shareholder of the corresponding Acquiring Fund.

The table below shows each Selling Fund and the corresponding Acquiring Fund for each Reorganization. Each Selling Fund is a series of MassMutual Select Funds (MassMutual Select Funds, with respect to the Selling Funds, the “Selling Trust”). Each Acquiring Fund is a series of MassMutual Select Funds or MassMutual Premier Funds, as indicated in the table below (each, with respect to the Acquiring Funds, an “Acquiring Trust” and together, the “Acquiring Trusts”). Each Selling Fund and Acquiring Fund offers the same classes of shares: Class I, Class R5, Service Class, Administrative Class, Class R4, Class A, Class R3, and Class Y1.

Selling Fund		Acquiring Fund
MassMutual Equity Opportunities Fund (a series of MassMutual Select Funds)	⇒	MassMutual Diversified Value Fund (a series of MassMutual Select Funds)
MassMutual Total Return Bond Fund (a series of MassMutual Select Funds)	⇒	MassMutual Core Bond Fund (a series of MassMutual Premier Funds)

The Reorganization of each Selling Fund into the Acquiring Fund will enable shareholders of each Selling Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a substantially similar or comparable investment objective. The Reorganizations are also part of a larger effort intended, among other things, to streamline the mutual funds managed by MML Advisers and its affiliates (the “MassMutual Funds”) by reducing the number of funds in the MassMutual Fund complex so that management, distribution, and other resources can be focused more effectively on a smaller group of MassMutual Funds. With respect to the Reorganization of MassMutual Total Return Bond Fund into MassMutual Core Bond Fund, reducing the number of funds in the complex is also intended to enhance the combined fund’s prospects for attracting additional assets by better differentiating the fund for potential shareholders (which may lead to more concentrated selling efforts).

Only one copy of this notice may be delivered to shareholders of a Selling Fund who reside at the same address, unless the Selling Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to MassMutual Funds, c/o Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295

1 Class Y shares of MassMutual Total Return Bond Fund are not currently available.

State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions, or call 1-888-309-3539. Shareholders wishing to receive separate copies of a Selling Fund’s notices in the future, and shareholders sharing an address who wish to receive a single copy if they currently are receiving multiple copies, should also contact the Fund.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS IMPORTANT NOTICE OF COMBINED INFORMATION STATEMENT/PROSPECTUS. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you have any questions, please contact MML Advisers at 1-888-309-3539.

ii

MassMutual Select Funds

MassMutual Equity Opportunities Fund

MassMutual Total Return Bond Fund

COMBINED INFORMATION STATEMENT/PROSPECTUS

[•], 2025

MML Investment Advisers, LLC (“MML Advisers”) has recommended a series of mutual fund reorganizations as part of an initiative to streamline the mutual funds managed by MML Advisers and its affiliates (the “MassMutual Funds”). As part of this initiative, the board of trustees (the “Board”) of the funds listed above (each, a “Selling Fund” and collectively, the “Selling Funds”) has approved proposals to reorganize each of the Selling Funds into another fund managed by MML Advisers (each, an “Acquiring Fund” and together, the “Acquiring Funds”). The reorganization of each Selling Fund into the Acquiring Fund will enable shareholders of each Selling Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a substantially similar or comparable investment objective. The Selling Funds and Acquiring Funds are referred to collectively as the “Funds.” The reorganization of the MassMutual Equity Opportunities Fund into the MassMutual Diversified Value Fund is referred to as the “Equity Opportunities Reorganization;” the reorganization of the MassMutual Total Return Bond Fund into the MassMutual Core Bond Fund is referred to as the “Total Return Bond Reorganization” (with the Equity Opportunities Reorganization, each a “Reorganization” and collectively, the “Reorganizations”). No shareholder approval is required to effect the Reorganizations, which are expected to be completed on or about September 15, 2025.

This is a brief overview of the Reorganization of your Selling Fund. Below are answers to some commonly asked questions that are intended to help you understand the reorganization of each of the Selling Funds. The Reorganizations are described in detail in this combined information statement and prospectus (the “Combined Information Statement/Prospectus”). We encourage you to read the full text of the enclosed Combined Information Statement/Prospectus to obtain detailed information with respect to the Reorganization of your Selling Fund. THE FUNDS ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUNDS WITH RESPECT TO THE REORGANIZATIONS.

Q:	What information is included in the Combined Information Statement/Prospectus?

The enclosed Combined Information Statement/Prospectus provides information about the reorganization of your Selling Fund, and information about the shares that you will receive as a result of the Reorganization.

Although the Combined Information Statement/Prospectus includes information that you should review and keep for future reference, it is not a solicitation of a proxy from you.

Q:	What is a fund reorganization?

A fund reorganization involves one fund transferring its assets to another fund in exchange for shares of the other fund and the other fund assuming the fund’s liabilities. Once the Reorganizations are completed, shareholders of each Selling Fund will hold shares of the Acquiring Fund, and the Selling Fund will then be terminated.

Q:	Do I need to take any action in connection with the Reorganizations?

No. In accordance with each Fund’s Declaration of Trust and applicable state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each Reorganization may be effected without the approval of shareholders of a Fund. Your shares will automatically be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization for your Fund. No certificates for shares will be issued in connection with the Reorganizations. The aggregate net asset value of the Acquiring Fund shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own in the applicable Selling Fund immediately prior to such Reorganization. If you sell your shares or are otherwise no longer a shareholder of the Selling Fund as of the closing, this transaction will not impact you.

iii

Q:	What are the anticipated Reorganizations?

The Combined Information Statement/Prospectus provides information about the reorganization of the Selling Funds into the Acquiring Funds, as noted in the table below:

The Reorganizations

Selling Fund		Acquiring Fund
MassMutual Equity Opportunities Fund	⇒	MassMutual Diversified Value Fund
MassMutual Total Return Bond Fund	⇒	MassMutual Core Bond Fund

Each of the Reorganizations involves the transfer of all of the assets of a Selling Fund to, and the assumption of all of the liabilities of the Selling Fund by, an Acquiring Fund, in exchange for a number of shares of equivalent value of the Acquiring Fund.

The respective Board of each Selling Fund and each Acquiring Fund, as applicable, has approved an Agreement and Plan of Reorganization for the Funds (the “Agreement”). The Agreement provides for the transfer of all of the assets of each Selling Fund to its corresponding Acquiring Fund in exchange for the issuance of Acquiring Fund shares and the assumption of all of the Selling Fund’s liabilities by the Acquiring Fund. This transfer will occur following the satisfaction of all conditions to the Reorganization. Following the transfer, the Acquiring Fund shares will be distributed to shareholders of the Selling Fund, and the Selling Fund will be terminated.

As part of the Reorganizations, shareholders of each class of each Selling Fund will receive shares of the same class of the corresponding Acquiring Fund. Each Selling Fund and Acquiring Fund offers the same classes of shares: Class I, Class R5, Service Class, Administrative Class, Class R4, Class A, Class R3, and Class Y2.

In each case, you, as a holder of shares of a Selling Fund, will receive shares of the corresponding Acquiring Fund with the same aggregate net asset value as the aggregate net asset value of your Selling Fund shares at the time of the Reorganization. While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value per share.

We encourage you to read the full text of the enclosed Combined Information Statement/Prospectus to obtain a more detailed understanding of the issues relating to each Reorganization.

Q:	Why are Reorganizations not involving my fund included in the Combined Information Statement/Prospectus?

To reduce costs, the information regarding the Reorganizations have been combined into one Combined Information Statement/Prospectus. Accordingly, both Reorganizations may not be applicable to each shareholder.

Q:	Why are the Reorganizations occurring?

MML Advisers, the Selling Funds’ investment adviser, has recommended each Reorganization because it believes that the Reorganization is advisable and in the best interest of the Selling Fund and its shareholders, on balance in light of all relevant factors. MML Advisers believes that the Selling Funds are too small to be economically viable and have limited prospects to grow to sufficient size in the near term. MML Advisers believes the Reorganizations will allow shareholders of both the Selling Funds and the Acquiring Funds to benefit from economies of scale that the combination might provide over time. Following each Reorganization, MML Advisers will continue to serve as the investment adviser to the Acquiring Funds, and each Acquiring Fund’s existing subadviser, sub-subadviser (if any), and portfolio management team are expected to remain

2      Class Y shares of the MassMutual Total Return Bond Fund are not currently available.

iv

responsible for the Acquiring Fund. As noted below, the Reorganization has been structured such that shareholders of each Selling Fund will experience the same or lower total net operating expenses as a result of the Reorganization. The Board of the Selling Funds has carefully reviewed the terms of each Reorganization and determined to approve each Reorganization.

Q:	Are the Funds’ investment objectives, investment policies, principal investment strategies, and principal risks similar?

Yes. Each Selling Fund and its corresponding Acquiring Fund have substantially similar or comparable investment objectives; identical fundamental investment restrictions; substantially similar or comparable principal investment strategies; and comparable principal risks. Please see the “Comparison of Investment Objectives,” “Comparison of Principal Investment Strategies,” and “Comparison of Principal Risks” sub-sections of each respective Synopsis of the Reorganization section below, as well as Appendix A, which compares the investment policies for the Selling Funds and the Acquiring Funds, for more detail.

Q:	Will the portfolio manager of the Selling Funds change as a result of the Reorganizations?

Yes. The portfolio managers of each Acquiring Fund are different than the portfolio managers of the corresponding Selling Fund. The portfolio managers of each Acquiring Fund are expected to continue to manage such Acquiring Fund following the Reorganizations. MML Advisers is the investment adviser of each Selling Fund and each Acquiring Fund, and will continue to serve as investment adviser to the Acquiring Funds following the Reorganizations, and each Acquiring Fund’s subadviser and sub-subadviser, if any, are likewise expected to remain responsible for the Acquiring Fund.

Q:	Will there be any changes to the options or services associated with my account as a result of the Reorganizations?

No. Account-level features and options such as dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals, and dollar cost averaging currently set up with your Selling Fund for your Selling Fund account will automatically carry over from accounts in each Selling Fund to accounts in the Acquiring Fund. If you purchase shares through a broker-dealer or other financial intermediary, please contact your financial intermediary for additional details.

Q:	Are there costs of the Reorganizations?

Reorganization costs will be allocated among the Funds as described in the Combined Information Statement/Prospectus.

The following paragraph applies only to the Equity Opportunities Reorganization and the Funds and expenses related thereto. With respect to the Equity Opportunities Reorganization, the relevant Selling Fund is expected to bear the direct merger costs, legal fees, audit and tax fees, Form N-14 printing and mailing costs, as well as similar expenses incurred in connection with the consummation of the Equity Opportunities Reorganization and transaction costs (if any) associated with repositioning the Selling Fund prior to such Reorganization. The relevant Acquiring Fund will bear a one-time cost for administratively processing the Reorganization.

The following paragraph applies only to the Total Return Bond Reorganization and the Funds and expenses related thereto. With respect to the Total Return Bond Reorganization, except for a one-time cost for administratively processing the Reorganization, which will be borne by the Acquiring Fund, all expenses incurred by the relevant Selling Fund and Acquiring Fund in connection with or arising out of the transactions contemplated by the Agreement and Plan of Reorganization will be borne by MML Advisers (other than any brokerage or other costs relating to transactions in portfolio securities of the relevant Funds, which are expected to be immaterial).

Repositioning costs for each Reorganization are discussed in the “Comparison of Fees and Expenses” sub-section of each respective Synopsis of the Reorganization section below.

v

Q:	Are there costs or U.S. federal income tax consequences of the Reorganizations?

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes assuming certain conditions are satisfied. Although each Reorganization is expected to be tax-free, i.e., no gains or losses are expected to be recognized by any of the Funds or their shareholders as a direct result of the Reorganizations, fund mergers still have tax consequences, as a fund merger may affect how and when shareholders are taxed after a merger. The tax consequences of the Reorganizations are described in more detail in the section of the Combined Information Statement/Prospectus entitled “ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION - Tax Status of the Reorganizations.” At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, which will generally result in recognition of gain or loss to such shareholder for U.S. federal income tax purposes.

Q:	Will there be any changes to my fees and expenses as a result of the Reorganizations?

It is expected that, following the Reorganizations, the gross expenses of each Acquiring Fund will be the same as or lower than the gross expenses of the corresponding Selling Fund, and the net expenses borne by Selling Fund shareholders as shareholders of the Acquiring Fund will be the same as or lower than the expenses they currently bear, as described in detail in the “Comparison of Fees and Expenses” sub-section of each respective Synopsis of the Reorganization section below.

Q:	When will the Reorganizations happen?

Each Reorganization is expected to close on or around September 15, 2025.

Q:	Whom should I call if I have questions?

If you have questions about any of the Reorganizations described in the Combined Information Statement/Prospectus, please call MML Advisers at 1-888-309-3539. Shareholders of a Selling Fund for which a Reorganization is effected within 60 days following the completion of its fiscal year or half year may request a copy of the Selling Funds’ final report to shareholders for that period by contacting their financial intermediary or by calling 1-888-309-3539.

vi

[•], 2025

Dear Shareholder,

As President of the Selling Funds listed below, I am writing to provide important information about reorganizations that will affect your investment in one or more Selling Funds. As previously communicated in a supplement to your Selling Fund’s prospectus, MML Investment Advisers, LLC (“MML Advisers”), the Selling Funds’ investment adviser, proposed to the board of trustees of the Selling Funds (the “Board”) the reorganization of certain funds managed by MML Advisers (each, a “Reorganization” and collectively, the “Reorganizations”), and the Board unanimously approved the Reorganizations.

The enclosed Combined Information Statement/Prospectus provides information about the Reorganizations of the Selling Funds into other corresponding funds (each, an “Acquiring Fund” and together, the “Acquiring Funds”) managed by MML Advisers. Under the Agreement and Plan of Reorganization, each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Acquiring Fund, as indicated below, in exchange for shares of the same class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund. Each Reorganization is expected to close on or about September 15, 2025.

The table below shows each Selling Fund and the corresponding Acquiring Fund for each Reorganization:

Selling Fund		Acquiring Fund
MassMutual Equity Opportunities Fund	⇒	MassMutual Diversified Value Fund
MassMutual Total Return Bond Fund	⇒	MassMutual Core Bond Fund

The Reorganization of each Selling Fund into the Acquiring Fund will enable shareholders of each Selling Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a substantially similar or comparable investment objective. The Reorganizations are part of a larger effort intended, among other things, to streamline the MassMutual Funds by reducing the number of funds in the MassMutual Fund complex so that management, distribution, and other resources can be focused more effectively on a smaller group of MassMutual Funds. With respect to the Reorganization of MassMutual Total Return Bond Fund into MassMutual Core Bond Fund, reducing the number of funds in the complex is also intended to enhance the combined fund’s prospects for attracting additional assets by better differentiating the fund for potential shareholders (which may lead to more concentrated selling efforts).

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT A REORGANIZATION. Your shares will automatically be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization for your fund. We are not asking you for a proxy and you are requested not to send us a proxy.

Please carefully read the enclosed Combined Information Statement/Prospectus, as it discusses the Reorganizations in more detail. If you sell your shares or are otherwise no longer a shareholder of the Selling Fund as of the closing date, this transaction will not impact you. If you have questions, please call MML Advisers at 1-888-309-3539.

Sincerely,

/s/ Douglas Steele
Douglas Steele
President
vii

The information contained in this Combined Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Information Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED June 5, 2025

COMBINED INFORMATION STATEMENT/PROSPECTUS

Dated [•], 2025

RELATING TO THE ACQUISITION OF THE ASSETS OF

MassMutual Equity Opportunities Fund

MassMutual Total Return Bond Fund

BY AND IN EXCHANGE FOR SHARES OF

MassMutual Diversified Value Fund

MassMutual Core Bond Fund

1295 State Street,

Springfield, MA 01111-0001

Important Notice Regarding the Availability of this Combined Information Statement/Prospectus:

This document (the “Combined Information Statement/Prospectus”) is an information statement for each Selling Fund (as defined below) and a prospectus for each Acquiring Fund (as defined below). The address of each Selling Fund and Acquiring Fund is 1295 State Street, Springfield, MA 01111-0001. The telephone number for each Selling Fund and Acquiring Fund is 1-888-309-3539. This Combined Information Statement/Prospectus was first mailed to shareholders of each Selling Fund beginning on or about [•], 2025. This Combined Information Statement/Prospectus contains information you should know about the reorganizations (each, a “Reorganization” and collectively, the “Reorganizations”), with respect to your Selling Fund, as indicated below. You should read this document carefully and retain it for future reference.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS COMBINED INFORMATION STATEMENT/PROSPECTUS. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. In accordance with each Fund’s Declaration of Trust and applicable state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each Reorganization may be effected without the approval of shareholders of a Fund.

Each of the Funds is a registered open-end management investment company (or a series thereof).

Where to Get More Information

The statement of additional information relating to the proposed Reorganizations, dated [•], 2025 (the “Reorganization SAI”) and the other documents identified below have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Combined Information Statement/Prospectus by reference: MassMutual Select Funds (SEC file nos. 811-08274 and 033-73824)

•	the prospectus of each Selling Fund, dated February 1, 2025, as supplemented to date (the “Selling Fund Prospectus”);

•	the Statement of Additional Information of each Selling Fund, dated February 1, 2025, as supplemented to date (the “Selling Fund SAI”); and

•	the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Form N-CSR of each Selling Fund for the year ended September 30, 2024, and the
viii

unaudited financial statements included in the Form N-CSR of each Selling Fund for the period ended March 31, 2025.

For a free copy of any of the documents listed above and/or to ask questions about this Combined Information Statement/Prospectus, please write to MassMutual Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions, or call 1-888-309-3539.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials, and other information with the SEC. These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency, and may lose value. There is no assurance that any Fund will achieve its investment objectives.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ix

x

xi

SUMMARY

The following is a summary. This summary is not intended to be a complete statement of all material features of the proposed Reorganization and is qualified in its entirety by reference to the full text of this Combined Information Statement/Prospectus, the Agreement and Plan of Reorganization (the “Agreement”), and the other documents referred to herein. You should carefully read the entire Combined Information Statement/Prospectus and the appendices, as they contain details that are not included in this summary.

Reorganizations

The Agreement, which provides for the Reorganization of each Selling Fund into the corresponding Acquiring Fund, was considered and approved (i) by each Acquiring Trust’s Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Acquiring Funds, at a meeting held on March 18-19, 2025 and (ii) by the Selling Trust’s Board, including the Independent Trustees of the Selling Funds, at a meeting held on March 18-19, 2025. As a result of the Reorganizations:

•	Each Selling Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund (“Merger Shares”) and the assumption by that Acquiring Fund of all of the Selling Fund’s liabilities.
•	Each Acquiring Fund will issue Merger Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from its corresponding Selling Fund, less the liabilities it assumes from that corresponding Selling Fund. Shareholders of each class of each Selling Fund will receive a proportional distribution of shares of the same class of the corresponding Acquiring Fund. For example, holders of Class I shares of MassMutual Equity Opportunities Fund will receive Class I shares of MassMutual Diversified Value Fund with the same aggregate net asset value as the aggregate net asset value of their MassMutual Equity Opportunities Fund Class I shares at the time of the Reorganizations. While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ (based upon the net asset value per share of the class of shares you receive).
•	Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes assuming certain conditions are satisfied. Although each Reorganization is expected to be tax-free, i.e., no gains or losses are expected to be recognized by any of the Funds or their shareholders as a direct result of the Reorganizations, fund mergers still have tax consequences, as a fund merger may affect how and when shareholders are taxed after a merger. The tax consequences of the Reorganizations are described in more detail in the section of the Combined Information Statement/Prospectus entitled “ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION - Tax Status of the Reorganizations.”
•	After a Reorganization is completed, Selling Fund shareholders will be shareholders of the corresponding Acquiring Fund, and the Selling Fund will be dissolved and will cease to operate as a series of a registered investment company.

The completion of each Reorganization is subject to certain conditions described in the Agreement. For the reasons set forth below in “ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION - Reasons for the Reorganizations and Board Deliberations,” the Selling Trust’s Board, including the Independent Trustees, have concluded that (i) participation in each Reorganization is advisable and in the best interest of the relevant Selling Fund and its shareholders, on balance in light of all relevant factors; and (ii) the interests of the existing shareholders of each Selling Fund will not be diluted as a result of its Reorganization.

Costs of the Reorganization

Reorganization costs will be allocated among the Funds, as described in this Combined Information Statement/Prospectus and in the Agreement.

The following paragraph applies only to the Equity Opportunities Reorganization and the Funds and expenses related thereto. With respect to the Equity Opportunities Reorganization, the relevant Selling Fund is expected to bear

1

the direct merger costs, legal fees, audit and tax fees, Form N-14 printing and mailing costs, as well as similar expenses incurred in connection with the consummation of the Equity Opportunities Reorganization and transaction costs (if any) associated with repositioning the Selling Fund prior to such Reorganization. The relevant Acquiring Fund will bear a one-time cost for administratively processing the Reorganization.

The following paragraph applies only to the Total Return Bond Reorganization and the Funds and expenses related thereto. With respect to the Total Return Bond Reorganization, except for a one-time cost for administratively processing the Reorganization, which will be borne by the Acquiring Fund, all expenses incurred by the relevant Selling Fund and Acquiring Fund in connection with or arising out of the transactions contemplated by the Agreement and Plan of Reorganization will be borne by MML Investment Advisers, LLC (“MML Advisers”) (other than any brokerage or other costs relating to transactions in portfolio securities of the relevant Funds, which are expected to be immaterial).

U.S. Federal Income Tax Consequences

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes assuming certain conditions are satisfied and will not take place unless the Selling Fund and the corresponding Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a tax-free reorganization, as described in more detail in the section entitled “ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION-Tax Status of the Reorganizations.” Although each Reorganization is expected to be tax-free, i.e., no gains or losses are expected to be recognized by any of the Funds or their shareholders as a direct result of the Reorganizations, fund mergers still have tax consequences, as a fund merger may affect how and when shareholders are taxed after a merger. At any time prior to a Reorganization, a shareholder may redeem shares of a Selling Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Selling Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account but may be subject to U.S. federal income taxes upon a later withdrawal of monies from such account.

The Selling Fund shareholders’ aggregate tax basis in the Merger Shares is expected to carry over from the shareholders’ Selling Fund shares, and the Selling Fund shareholders’ holding period in the Merger Shares is expected to include the shareholders’ holding period in the Selling Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION-Tax Status of the Reorganizations.”

Investment Objectives, Policies, Principal Investment Strategies, and Principal Risks

The investment objectives, policies, principal investment strategies, and principal risks of the Selling Fund of which you are a record owner can be found in the Selling Fund prospectus and statement of additional information. The investment objectives, policies, principal investment strategies, and principal risks of the corresponding Acquiring Fund can be found in this Combined Information Statement/Prospectus.

Investment Objectives

Each Selling Fund and its corresponding Acquiring Fund have substantially similar or comparable investment objectives, as discussed in more detail below.

Investment Policies

The 1940 Act requires, and each Selling Fund and Acquiring Fund has, fundamental investment policies relating to investing in commodities, concentration in particular industries, making loans, investing in real estate, acting as an underwriter, and issuing senior securities and borrowing money. These policies may not be changed without shareholder approval. Each Selling Fund and each Acquiring Fund have also adopted certain non-fundamental policies that may be changed without shareholder approval. Each Selling Fund and Acquiring Fund have identical fundamental investment policies. MassMutual Equity Opportunities Fund and MassMutual Diversified Value Fund also have identical non-fundamental investment policies. MassMutual Core Bond Fund and MassMutual Total Return Bond Fund have comparable non-fundamental investment policies. A comparison of the investment policies of each Selling Fund and its corresponding Acquiring Fund appears in Appendix A.

2

Investment Strategies

Each Selling Fund and its corresponding Acquiring Fund have either substantially similar or comparable principal investment strategies. For additional information regarding the principal investment strategies of the Selling Funds and the Acquiring Funds, please see the “Comparison of Principal Investment Strategies” sub-section of each respective Synopsis of the Reorganization section below, as well Appendix C.

Principal Risks

Each Selling Fund and its corresponding Acquiring Fund have comparable principal risks. For additional information regarding the principal risks of the Selling Funds and the Acquiring Funds, please see the “Comparison of Principal Risks” sub-section of each respective Synopsis of the Reorganization section below, as well as Appendix B, which includes the full text of the principal risks of the Acquiring Funds.

Fees and Expenses

The Reorganizations have been structured such that shareholders of each Selling Fund will not experience an increase in effective management fee rate, total expense ratio, or Rule 12b-1 fee rate as a result of the Reorganization. It is expected that, following the Reorganizations, the gross expenses of each Acquiring Fund will be the same as or lower than the gross expenses of the corresponding Selling Fund, and the net expenses borne by Selling Fund shareholders as shareholders of the Acquiring Fund will be the same as or lower than the expenses they currently bear, as described in detail in the “Comparison of Fees and Expenses” sub-section of each respective Synopsis of Reorganization section below.

Performance

Performance information for each Selling Fund and Acquiring Fund is located under the “Performance” sub-section of each respective Synopsis of the Reorganization section below.

Management of the Funds

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as the investment adviser for each of the Selling Funds and Acquiring Funds and will continue to serve as the investment adviser to the Acquiring Funds following the Reorganizations.

It is anticipated that each of the subadviser and sub-subadviser, as applicable, and the portfolio managers that manage each Acquiring Fund will, upon completion of the Reorganizations, continue to manage the same Acquiring Fund. Additional information concerning the portfolio managers of each of the Acquiring Funds can be found in the “Management” sub-section of each respective Synopsis of Reorganization section below and in Appendix D.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Wellington Management Company LLP (“Wellington Management”) serve as the subadvisers for MassMutual Equity Opportunities Fund. Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as the subadviser for MassMutual Diversified Value Fund and will serve as the subadviser to the combined fund.

Metropolitan West Asset Management, LLC (“MetWest”) serves as the subadviser for MassMutual Total Return Bond Fund. Barings LLC (“Barings”) serves as the subadviser for MassMutual Core Bond Fund, and Baring International Investment Limited (“BIIL”) serves as the sub-subadviser for MassMutual Core Bond Fund and will serve as the subadviser and sub-subadviser to the combined fund.

Distribution Arrangements

Shares of each Fund are sold on a continuous basis by MML Distributors, LLC (the “Distributor”), 1295 State Street, Springfield, Massachusetts 01111-0001, the distributor for each Fund. Class I, Class Y, Class R5, Class R4, Class R3, Service Class, and Administrative Class shares of the Funds are sold at net asset value per share, with no sales charges. None of Class I, Class Y, Class R5, Service Class, and Administrative Class shares of the Funds pay distribution and service (12b-1) fees. Class R4, Class A, and Class R3 shares of the Funds pay distribution and service (12b-1) fees, as indicated in the “Comparison of Fees and Expenses” sub-section of each respective Synopsis of

3

Reorganization section below. The Distributor is expected to continue providing substantially the same services for the Acquiring Funds after completion of the Reorganizations as it currently provides to the Acquiring Funds and Selling Funds. You will not be charged any sales charges, commissions, or transactions fees in connection with the Reorganizations.

Each Fund’s shares are continuously distributed by the Distributor pursuant to a Principal Underwriter Agreement with the Selling Trust and Acquiring Trusts, as applicable, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Amended and Restated Rule 12b-1 plan. In addition, the Distributor receives any front-end sales charges or contingent deferred sales charges (“CDSCs”) imposed on the sales of Class A shares of the Funds. The Distributor is expected to provide substantially the same services for the combined funds after the Reorganizations as it currently provides to the Selling Funds and Acquiring Funds.

Purchase and Sale of Fund Shares

In general, shareholders may purchase or redeem shares of a Fund on days when the New York Stock Exchange (“NYSE”) is open for business.

The Funds operate under substantially identical purchase procedures. Shares of each Fund are generally available through various financial intermediaries, such as retirement plan recordkeepers, broker-dealers, financial institutions, and insurance companies, and to other institutional investors and individual retirement accounts. Shares of each Fund are redeemable on any business day by written request, telephone, or internet (available to certain customers).

For additional information about the purchase and redemption policies of the Acquiring Funds, see “Buying, Redeeming, and Exchanging Shares” in Appendix E.

Exchange Privileges and Conversion Rights

Generally, shareholders of a Selling Fund or an Acquiring Fund may exchange shares of the Fund for the same class of shares of another MassMutual Fund, if they satisfy eligibility requirements for that fund. Any share class of a Selling Fund or an Acquiring Fund may be exchanged for Class R5 shares of the MassMutual U.S. Government Money Market Fund. An exchange is treated as a sale of shares in one MassMutual Fund and a purchase of shares in another MassMutual Fund at the net asset value next determined after the exchange request is received and accepted by the transfer agent, MML Advisers, a broker-dealer, or another intermediary authorized for this purpose. A shareholder can only exchange into shares of another MassMutual Fund if such shareholder meets any qualification requirements of the MassMutual Fund into which the shareholder seeks to exchange.

Exchange and conversion rights may be subject to further restrictions and limitations, as further described in the respective Fund’s prospectus, and are subject to change at any time. For additional information on the exchange rights of the Acquiring Funds, see “Buying, Redeeming, and Exchanging Shares - Exchanges” in Appendix E.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase any of the Funds through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from that Fund, MML Advisers, or their affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

4

Tax Information

Each Selling Fund and each Acquiring Fund has elected or intends to elect to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes and expects to distribute net investment income and net realized capital gains, if any, to shareholders at least annually. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are neither exempt from U.S. income tax nor investing through a tax-advantaged account such as a tax-qualified retirement plan.

5

SYNOPSIS OF REORGANIZATION #1 - MASSMUTUAL EQUITY OPPORTUNITIES FUND INTO MASSMUTUAL DIVERSIFIED VALUE FUND

Comparison of Investment Objectives

MassMutual Equity Opportunities Fund	MassMutual Diversified Value Fund
This Fund seeks growth of capital over the long-term.	This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

Analysis

The investment objectives of MassMutual Equity Opportunities Fund and MassMutual Diversified Value Fund (together, the “Funds”) are substantially similar. Both Funds seek to achieve growth of capital over the long term. MassMutual Diversified Value Fund also focuses on growth of income. Additionally, MassMutual Diversified Value Fund’s objective is to invest primarily in a diversified portfolio of equity securities of larger, well-established companies. Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Funds’ Board without shareholder approval. There can be no assurance that either Fund will be able to achieve its investment objective.

Comparison of Principal Investment Strategies

Principal Investment Strategies - MassMutual Equity Opportunities Fund

The Fund invests primarily in equity securities of U.S. companies that the Fund’s subadvisers believe are financially sound, valued conservatively by the market, and have improving prospects. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Wellington Management Company LLP (“Wellington Management”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants, of issuers of any size. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 30% of its total assets in foreign securities. The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

T. Rowe Price typically employs a “value” approach in selecting investments, using internal research to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. T. Rowe Price generally looks for companies with one or more of the following: an established operating history; above-average dividend yield and low price/earnings ratio relative to the Russell 1000® Value Index; a sound balance sheet and other positive financial characteristics; and low stock price relative to T. Rowe Price’s view of the company’s underlying value as measured by assets, cash flow, or business franchises. T. Rowe Price generally seeks investments in large-capitalization companies and the yield of the portion of the Fund managed by T. Rowe Price is expected to normally exceed the yield of the Russell 1000 Value Index. T. Rowe Price may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

Wellington Management seeks long-term total returns in excess of the broad market by investing in a select number of high quality, reasonably-valued companies that have demonstrated the willingness to return value to shareholders. The investment process stresses security selection based on bottom-up fundamental research to identify attractively valued stocks that have the potential for significant longer-term rewards. Wellington Management’s investment philosophy is based on the premise that investing in high quality companies with superior prospects for dividend growth, and the fundamental strength to support that growth in the future, can provide superior long-term

6

returns. Wellington Management typically sells a security when it achieves its price target or when it no longer exhibits superior upside return versus downside risk.

In pursuing the Fund’s investment objective, each of T. Rowe Price and Wellington Management has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price or Wellington Management believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).Principal Investment Strategies - MassMutual Diversified Value Fund

The Fund invests primarily in stocks of companies that the Fund’s subadviser, Brandywine Global Investment Management, LLC (“Brandywine Global”), believes are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, Brandywine Global currently focuses on securities of larger size companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

Brandywine Global employs a bottom-up, value-based investment approach in selecting securities for the Fund. Brandywine Global invests in securities that meet its value criteria, primarily, price-to-earnings, price-to-book, price momentum, and share change and quality, based on both quantitative and fundamental analysis. Brandywine Global expects to hold approximately 175 – 250 stocks under normal market conditions.

Brandywine Global invests in securities of companies that meet its value criteria based on both quantitative and fundamental analysis. Brandywine Global’s investment process begins with a valuation screen that identifies large-capitalization stocks with favorable financial ratios. A quantitative deselection process is then applied to eliminate equities that have poor price momentum or high share issuance. Finally Brandywine Global performs a thorough fundamental analysis which seeks to identify and eliminate (de-select) companies with deteriorating fundamentals, anticipated earnings declines, or material write-offs. Brandywine Global may also consider additional factors in its selection process.

Brandywine Global typically sells a security of a company when Brandywine Global believes it is no longer a large-capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that Brandywine Global believes is more compelling, or in order to realize gains or limit potential losses. However, Brandywine Global may retain securities of companies that no longer meet its initial purchase criteria.

Comparison of Principal Investment Strategies

The Funds have substantially similar principal investment strategies. The main differences between the Funds’ principal investment strategies is the foreign exposure limit and the number of securities each Fund is expected to hold under normal market conditions. MassMutual Equity Opportunities Fund may invest up to 30% of total assets in securities of foreign issuers and ADRs, and MassMutual Diversified Value Fund permits up to 25%. The MassMutual Equity Opportunities Fund’s exposure to foreign issuers and ADRs as of March 31, 2025 was 6.54% of total assets, and the MassMutual Diversified Value Fund’s exposure to foreign issuers and ADRs as of March 31, 2025 was 1.53% of total assets. Under normal market conditions, the MassMutual Diversified Value Fund expects to hold approximately 175 – 250 stocks. The MassMutual Equity Opportunities Fund does not state an expected number of holdings in its principal investment strategies. As of March 31, 2025, the MassMutual Equity Opportunities Fund held 63 equity securities, and the MassMutual Diversified Value Fund held 222 equity securities.

Under normal market conditions, both Funds invest in equity securities that each Fund’s respective subadviser(s) believe to be undervalued, and, under normal market conditions, each Fund invests at least 80% of its assets in equity securities of various types, with a focus on companies with large market capitalizations. Each Fund also may invest a portion of its assets into foreign securities and ADRs, including emerging market securities.

7

MassMutual Equity Opportunities Fund generally will not invest more than 30% of its total assets in foreign securities. MassMutual Diversified Value Fund may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. Each Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities.

Both Funds may at times have significant exposure to one or more industries or sectors and may hold a portion of their respective assets in cash or cash equivalents. In pursuing MassMutual Equity Opportunities Fund’s investment objective, each of T. Rowe Price and Wellington Management has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation. In pursuing MassMutual Diversified Value Fund’s investment objective, Brandywine Global invests in securities of companies that meet its value criteria based on both quantitative and fundamental analysis.

Comparison of Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of each of the Funds. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and Examples below. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual Funds. More information about these and other discounts is available in each Fund’s prospectus or from your financial professional. The tables show fees and expenses that the Selling Fund and Acquiring Fund incurred in its most recent fiscal year ended September 30, 2024, as well as pro forma fees and expenses that MML Advisers expects the Acquiring Fund would have incurred during the twelve months ended March 31, 2025, assuming consummation of the Reorganization as of March 31, 2024. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this Combined Information Statement/Prospectus, could be higher or lower than those shown in the tables below. Shareholders of the Selling Fund will not pay any sales charges or redemption fees in connection with the Reorganization. The fees and expenses below exclude one-time costs of the Reorganization, which will be borne by the Selling Fund and the Acquiring Fund, as described under the “Costs of the Reorganization” section above and the “Reasons for the Reorganizations and Board Deliberations” section below.

Current and Pro Forma Shareholder Fees

Shareholder Fees (fees paid directly from your investment)

MassMutual Equity Opportunities Fund (Current) (Selling Fund)	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%(1)	None	None

(1)	Applies only to certain redemptions of shares bought with no front-end sales charge. Class A shares purchased without a front-end sales charge in accounts aggregating $1 million or more may be subject to a 1.00% contingent deferred sales charge if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase is made.
8

MassMutual Diversified Value Fund (Current) (Acquiring Fund)	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%(1)	None	None

(1)	Applies only to certain redemptions of shares bought with no front-end sales charge. Class A shares purchased without a front-end sales charge in accounts aggregating $1 million or more may be subject to a 1.00% contingent deferred sales charge if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase is made.

MassMutual Diversified Value Fund (Pro Forma) (Combined Fund)	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%(1)	None	None

(1)	Applies only to certain redemptions of shares bought with no front-end sales charge. Class A shares purchased without a front-end sales charge in accounts aggregating $1 million or more may be subject to a 1.00% contingent deferred sales charge if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase is made.

Current and Pro Forma Annual Fund Operating Expenses

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

MassMutual Equity Opportunities Fund (Current)	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Management Fees	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and/or Service (12b-1) Fees	None	None	None	None	0.25%	0.25%	0.50%	None
Other Expenses	0.07%	0.17%	0.27%	0.37%	0.27%	0.32%	0.27%	0.17%
9

MassMutual Equity Opportunities Fund (Current)	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Total Annual Fund Operating Expenses	0.76%	0.86%	0.96%	1.06%	1.21%	1.26%	1.46%	0.86%

MassMutual Diversified Value Fund (Current)	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	None	None	None	0.25%	0.25%	0.50%	None
Other Expenses	0.14%	0.24%	0.34%	0.44%	0.34%	0.39%	0.34%	0.24%
Total Annual Fund Operating Expenses	0.64%	0.74%	0.84%	0.94%	1.09%	1.14%	1.34%	0.74%

MassMutual Diversified Value Fund (Pro Forma) (Combined Fund)	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Management Fees	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution and/or Service (12b-1) Fees	None	None	None	None	0.25%	0.25%	0.50%	None
Other Expenses	0.07%	0.17%	0.27%	0.37%	0.27%	0.32%	0.27%	0.17%
Total Annual Fund Operating Expenses	0.56%	0.66%	0.76%	0.86%	1.01%	1.06%	1.26%	0.66%

Repositioning Costs

As of the date of this Combined Information Statement/Prospectus, MML Advisers expects that the Selling Fund will reposition its portfolio holdings prior to the Reorganization. The repositioning may result in brokerage commissions and other transaction costs which MML Advisers has estimated to be approximately $979,939.37 (representing 83% of the Selling Fund’s net assets as of December 31, 2024). This estimate includes both explicit cost estimates (brokerage commissions and transaction fees) and implicit cost estimates (historical averages of projected market impact costs and bid/ask spreads). These costs will be borne by the Selling Fund and are not included in the Reorganization costs described elsewhere in this Combined Information Statement/Prospectus. These figures are estimates and the Fund’s actual portfolio realignment may differ.

Expense Examples

The Examples are intended to help you compare the costs of investing in shares of the Selling Fund or the Acquiring Fund with the costs of investing in other mutual funds. The Examples assume that (i) you invest $10,000 in each share class of the relevant Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) the relevant Fund’s operating expenses are exactly as described in the corresponding preceding Annual Fund Operating Expanses table. For Class A shares, the Examples include the front-end sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

10

MassMutual Equity Opportunities Fund (Current)

Class	1 Year	3 Years	5 Years	10 Years
CLASS I	$78	$243	$422	$942
CLASS R5	$88	$274	$477	$1,061
SERVICE CLASS	$98	$306	$531	$1,178
ADMINISTRATIVE CLASS	$108	$337	$585	$1,294
CLASS R4	$123	$384	$665	$1,466
CLASS A	$671	$928	$1,204	$1,989
CLASS R3	$149	$462	$797	$1,746
CLASS Y	$88	$274	$477	$1,061

MassMutual Diversified Value Fund (Current)

Class	1 Year	3 Years	5 Years	10 Years
CLASS I	$65	$205	$357	$798
CLASS R5	$76	$237	$411	$918
SERVICE CLASS	$86	$268	$466	$1,037
ADMINISTRATIVE CLASS	$96	$300	$520	$1,155
CLASS R4	$111	$347	$601	$1,329
CLASS A	$660	$892	$1,143	$1,860
CLASS R3	$136	$425	$734	$1,613
CLASS Y	$76	$237	$411	$918

MassMutual Diversified Value Fund (Pro Forma) (Combined Fund)

Class	1 Year	3 Years	5 Years	10 Years
CLASS I	$60	$189	$329	$738
CLASS R5	$70	$221	$384	$859
SERVICE CLASS	$81	$252	$439	$978
ADMINISTRATIVE CLASS	$91	$284	$493	$1,096
CLASS R4	$106	$331	$574	$1,271
CLASS A	$655	$878	$1,118	$1,806
CLASS R3	$131	$409	$708	$1,556
CLASS Y	$70	$221	$384	$859

Portfolio Turnover

The Selling Fund and Acquiring Fund pay transaction costs, such as commissions, when they buy and sell securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense Examples, affect each of the Funds’ performance. During the most recent fiscal year, the Selling Fund’s and Acquiring Fund’s portfolio turnover rates, as a percentage of the average value of each Fund’s portfolio, were as follows:

Fund	Portfolio Turnover Rate
MassMutual Equity Opportunities Fund	31%
MassMutual Diversified Value Fund	46%

Comparison of Principal Risks

The principal risks associated with investments in the Acquiring Fund and the Selling Fund are comparable because the Funds have substantially similar investment objectives and investment strategies. The following chart

11

identifies the principal risks associated with each Fund. As shown in the chart, the Selling Fund is subject to many of the principal risks of the Acquiring Fund. The actual risks of investing in a Fund depends on the securities the Fund holds and on market conditions, both of which will change over time. Each of the principal risks of the Acquiring Fund appears in Appendix B.

The Funds are subject to many of the same principal risks, but differ primarily given that the Selling Fund is subject to the risks associated with investments in preferred stocks and small and mid-cap companies, while the Acquiring Fund does not identify these investment risks as a principal risk. Additionally, the Acquiring Fund, unlike the Selling Fund, is subject to risks associated with use of quantitative models.

Risk	MassMutual Equity Opportunities Fund	MassMutual Diversified Value Fund
Cash Position Risk	✔	✔
Convertible Securities Risk	✔	✔
Derivatives Risk	✔	✔
Equity Securities Risk	✔	✔
Foreign Investment Risk; Emerging Markets Risk; Currency Risk	✔	✔
Hedging Risk	✔	✔
Large Company Risk	✔	✔
Liquidity Risk	✔	✔
Management and Operational Risk	✔	✔
Market Risk	✔	✔
Preferred Stock Risk	✔
Quantitative Models Risk		✔
Sector Risk	✔	✔
Small and Mid-Cap Company Risk	✔
Valuation Risk	✔	✔
Value Company Risk	✔	✔

Performance

The following bar charts and tables show, respectively:

•	How the Acquiring Fund’s and the Selling Fund’s performance has varied for each full calendar year shown in the bar chart; and
•	How the Acquiring Fund’s and the Selling Fund’s average annual total returns compare to certain measures of market performance shown in the table.

The following bar charts and tables below provide some indication of the risks of investing in the Acquiring Fund and Selling Fund by showing changes in each Fund’s annual total returns from year to year for the periods indicated and by comparing each Fund’s average annual total returns for different calendar periods with those of a broad-based index.

MassMutual Equity Opportunities Fund

The Selling Fund commenced operations on May 1, 2000. The following bar chart and table provide some indication of the risks of investing in the Selling Fund. The bar chart shows changes in the Selling Fund’s performance from year to year for Class R5 shares. The table shows how the Selling Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Selling Fund invests (Russell 1000® Index). The Selling Fund’s name and investment strategy changed on March 28, 2017. The performance results shown below would not

12

necessarily have been achieved had the Selling Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class Y shares of the Selling Fund for periods prior to its inception date (02/01/23) is based on the performance of Class R5 shares. Performance for Class A shares of the Selling Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at https://www.massmutual.com/product-performance/mutual-funds or by calling 1-888-309-3539.

Annual Total Returns (for calendar years ended December 31) - Class R5 Shares Before Taxes

Annual Performance

The Selling Fund’s highest/lowest quarterly results during this time period were:

Highest Quarter: 4Q ’22, 13.26%

Lowest Quarter: 1Q ’20, –19.57%

The Selling Fund’s year-to-date total return as of January 1, 2025 - March 31, 2025: 0.59%

Average Annual Total Returns (for periods ended December 31, 2024) Applicable sales charges are reflected

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

	1 Year	5 Years	10 Years
Class R5
Return Before Taxes	9.77%	9.33%	10.03%
Return After Taxes on Distributions	6.86%	6.87%	6.80%
Return After Taxes on Distributions and Sale of Fund Shares	7.94%	7.13%	7.18%
Class I
Return Before Taxes	9.79%	9.43%	10.14%
Service Class
Return Before Taxes	9.59%	9.20%	9.91%
Administrative Class
Return Before Taxes	9.47%	9.10%	9.80%
Class R4
Return Before Taxes	9.30%	8.94%	9.64%
Class A
13

	1 Year	5 Years	10 Years
Return Before Taxes	3.25%	7.61%	8.92%
Class R3
Return Before Taxes	9.04%	8.66%	9.37%
Class Y
Return Before Taxes	9.73%	9.31%	10.02%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)(1)	25.02%	14.53%	13.10%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	24.51%	14.28%	12.87%

(1)   Effective July 24, 2024, the S&P 500 Index replaced the Russell 1000 Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The Selling Fund continues to use the Russell 1000 Index as a supplemental benchmark that MML Advisers believes more closely reflects the market segments in which the Fund invests.

MassMutual Diversified Value Fund

The following bar chart and table provide some indication of the risks of investing in the Acquiring Fund. The bar chart shows changes in the Acquiring Fund’s performance from year to year for Class R5 shares. The table shows how the Acquiring Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Russell 1000 Value Index). Performance for Class Y shares of the Acquiring Fund for periods prior to its inception date (02/01/23) is based on the performance of Class R5 shares. Performance for Class A shares of the Acquiring Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund will perform in the future. More up-to-date performance information is available at https://www.massmutual.com/product-performance/mutual-funds or by calling 1-888-309-3539.

Annual Total Returns (for calendar years ended December 31) - Class R5 Shares Before Taxes

Annual Performance

The Acquiring Fund’s highest/lowest quarterly results during this time period were:

Highest Quarter: 4Q ’20, 16.46%

Lowest Quarter: 1Q ’20, –27.50%

The Acquiring Fund’s year-to-date total return as of January 1, 2025 - March 31, 2025: 3.45%

14

Average Annual Total Returns (for periods ended December 31, 2024) Applicable sales charges are reflected

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

	1 Year	5 Years	10 Years
Class R5
Return Before Taxes	17.25%	9.86%	9.23%
Return After Taxes on Distributions	8.14%	6.43%	5.97%
Return After Taxes on Distributions and Sale of Fund Shares	15.66%	7.39%	6.76%
Class I
Return Before Taxes	17.29%	9.96%	9.33%
Service Class
Return Before Taxes	17.11%	9.75%	9.12%
Administrative Class
Return Before Taxes	16.90%	9.63%	9.01%
Class R4
Return Before Taxes	16.80%	9.47%	8.85%
Class A
Return Before Taxes	10.25%	8.14%	8.13%
Class R3
Return Before Taxes	16.56%	9.20%	8.58%
Class Y
Return Before Taxes	17.27%	9.87%	9.23%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)(1)	23.81%	13.86%	12.55%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	14.37%	8.68%	8.49%

(1)   Effective July 24, 2024, the Russell 3000 Index replaced the Russell 1000 Value Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The Acquiring Fund continues to use the Russell 1000 Value Index as a supplemental benchmark that MML Advisers believes more closely reflects the market segments in which the Fund invests.

Management

Investment Adviser

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as the investment adviser for the Selling Fund and Acquiring Fund. Following the Reorganization, MML Advisers will continue to serve as the Acquiring Fund’s investment adviser, and the existing subadviser and portfolio management team are expected to remain responsible for the Acquiring Fund.

Investment Subadvisers

T. Rowe Price and Wellington Management serve as the subadvisers for the Selling Fund. Brandywine Global serves as the subadviser for the Acquiring Fund and will continue to serve as the Acquiring Fund’s subadviser following the Reorganization.

Portfolio Managers

It is anticipated that each of the portfolio managers that manage the Acquiring Fund will, upon completion of the Reorganization, continue to manage the Acquiring Fund. Additional information regarding the portfolio managers of the Acquiring Fund can be found in Appendix D.

15

SYNOPSIS OF REORGANIZATION #2 - MASSMUTUAL TOTAL RETURN BOND FUND INTO MASSMUTUAL CORE BOND FUND

Comparison of Investment Objectives

MassMutual Total Return Bond Fund	MassMutual Core Bond Fund
This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.	This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

Analysis

The investment objectives of MassMutual Total Return Bond Fund and MassMutual Core Bond Fund (together, the “Funds”) are comparable. Both Funds seek a high rate of total return by investing in fixed-income instruments and securities. The MassMutual Core Bond Fund specifically seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital, and the MassMutual Core Bond Fund invests in investment-grade securities. Each Fund’s investment objective and strategies are non-fundamental and may be changed by each Fund’s Board without shareholder approval. There can be no assurance that either Fund will be able to achieve its investment objective.

Comparison of Principal Investment Strategies

Principal Investment Strategies - MassMutual Total Return Bond Fund

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser, Metropolitan West Asset Management, LLC (“MetWest”), to be of comparable quality). These typically include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, municipal securities, private placements, and securities subject to legal restrictions on resale pursuant to Rule 144A. These investments may have interest rates that are fixed, variable, or floating. The Fund invests in securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities). MetWest focuses the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon, or maturity) that the subadviser believes to be relatively undervalued.

The Fund may invest up to 20% of its net assets in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default and bank loans. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if MetWest considers doing so would be consistent with the Fund’s investment objective.

The Fund may invest up to 25% of its total assets in foreign securities that are denominated in U.S. dollars. The Fund may also invest up to 15% of its total assets in foreign securities that are not denominated in U.S. dollars and up to 10% of its total assets in emerging market foreign securities.

The Fund may but will not necessarily engage in foreign currency forward transactions to take long or short positions in foreign currencies in order to seek to enhance the Fund’s investment return or to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts for hedging or investment purposes as a substitute for investing directly in securities or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage.

The Fund may purchase and sell securities on a when-issued, delayed delivery, or forward commitment basis. The Fund may normally short sell up to 25% of the value of its total assets for hedging or investment purposes.

16

The Fund may also invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into dollar roll or reverse repurchase agreement transactions.

MetWest intends for the Fund’s portfolio duration to be between two to eight years. The dollar-weighted average maturity of the Fund’s portfolio is expected to range from two to fifteen years. Duration measures the price sensitivity of a bond to changes in interest rates.

Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

MetWest employs a value-oriented fixed income management philosophy with a goal of consistently outperforming the portfolio benchmark while maintaining volatility similar to the benchmark. The investment process is predicated on a long-term economic outlook, which is determined by the investment team on a quarterly basis and is reviewed constantly. Investments are characterized by diversification among the sectors of the fixed income marketplace. The investment management team seeks to achieve the desired outperformance through the measured and disciplined application of five fixed income management strategies which include duration management, yield curve positioning, sector allocation, security selection, and opportunistic execution.

The first three strategies are top-down in orientation and start with a decision of where within the plus-or-minus one year range around the benchmark the duration should be established. Then comes a determination of how the overall average duration is to be effected – with a concentration of intermediate maturity issues or a combination of long- and short-term issues. The relative value decision regarding where to overweight/underweight sectors, including governments, agencies, corporates, mortgages, or asset-backed securities, is dependent on the current market environment. Bottom-up security selection involves the day-to-day fundamental analysis of available bond market opportunities, while execution is characterized by the aggressive and informed negotiation of the prices at which transactions take place.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Investment Strategies - MassMutual Core Bond Fund

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Fund’s subadviser, Barings LLC (“Barings”), or sub-subadviser, Baring International Investment Limited (“BIIL”)). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Barings or BIIL considers that doing so would be consistent with the Fund’s investment objective.

In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, but not limited to, futures contracts and forward contracts, including derivatives thereof (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a substitute for direct investments); total return swaps (for hedging purposes or to gain exposure to securities or markets in which it might not be able to invest directly); and credit default swaps (for hedging purposes or as a substitute for direct investments). The Fund may invest in common stocks, exchange-traded funds (“ETFs”), or other equity securities and derivatives thereof for hedging purposes or to enhance total return. Use of derivatives by the Fund may create investment leverage.

17

The Fund may invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis, and may enter into dollar roll or reverse repurchase agreement transactions.

The Fund may invest in other investment companies, including investment companies that are advised by the Fund’s investment adviser, subadviser, sub-subadviser, or its affiliates, or by unaffiliated parties.

Barings or BIIL intends for the Fund’s portfolio dollar-weighted average duration generally to match (within 10%) the average duration of the Bloomberg U.S. Aggregate Bond Index (as of December 31, 2024, the average duration of the Index was 6.02 years). Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

Barings or BIIL selects the Fund’s investments based on its analysis of opportunities and risks of various fixed income securities and market sectors. Currently, Barings or BIIL may consider the following factors (which may change over time and in particular cases): the perceived potential for high income offered by different types of corporate and government obligations (including mortgage-backed and other asset-backed securities); diversification among industries and issuers, credit ratings, and sectors; and the relative values offered by different securities.

Barings or BIIL may choose to sell securities with deteriorating credit or limited upside potential compared to other securities.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Comparison of Principal Investment Strategies

The Funds have comparable principal investment strategies, including that both Funds invest primarily in investment grade fixed income securities. The Funds’ strategies have two notable differences:

•	MassMutual Total Return Bond Fund may invest up to 20% of the portfolio in below investment grade debt securities, while the MassMutual Core Bond Fund is limited to 5% under normal market conditions. MassMutual Total Return Bond Fund’s exposure to below investment grade debt securities as of March 31, 2025 was 8.62% of total assets and MassMutual Core Bond Fund’s exposure to below investment grade debt securities as of March 31, 2025 was 3.61% of total assets.
•	MassMutual Total Return Bond Fund’s effective duration is normally expected to be between two and eight years, while MassMutual Core Bond Fund’s effective duration is intended to generally match (within 10%) the average duration of the Bloomberg U.S. Aggregate Bond Index. As of March 31, 2025, the MassMutual Total Return Bond Fund’s effective duration was 6.68 years, while the MassMutual Core Bond Fund’s effective duration was 5.86 years.

In light of these differences in the Funds’ principal investment strategies, it is expected that the MassMutual Core Bond Fund will generally present less credit risk and interest rate risk to shareholders than the MassMutual Total Return Bond Fund.

Under normal market conditions, both Funds invest at least 80% of their assets in fixed-income securities. MassMutual Total Return Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by MetWest to be of comparable quality), but may invest up to 20% of its net assets in below investment grade debt securities, including securities in default and bank loans. MassMutual Core Bond Fund invests at least 80% of its net assets in investment-grade securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by Barings or BIIL).

18

MassMutual Total Return Bond Fund’s investments typically include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, municipal securities, private placements, and securities subject to legal restrictions on resale pursuant to Rule 144A. These investments may have interest rates that are fixed, variable, or floating. The MassMutual Total Return Bond Fund invests in securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities). In the event that a security is downgraded after its purchase by MassMutual Total Return Bond Fund, the Fund may continue to hold the security if MetWest considers doing so would be consistent with the Fund’s investment objective. MassMutual Total Return Bond Fund may invest up to 25% of its total assets in foreign securities that are denominated in U.S. dollars, up to 15% of its total assets in foreign securities that are not denominated in U.S. dollars, and up to 10% of its total assets in emerging market foreign securities. MassMutual Total Return Bond Fund may but will not necessarily engage in foreign currency forward transactions to take long or short positions in foreign currencies in order to seek to enhance the Fund’s investment return or to seek to hedge or to attempt to protect against adverse changes in currency exchange rates.

MassMutual Core Bond Fund’s investments typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations. In the event that a security is downgraded after its purchase by MassMutual Core Bond Fund, the Fund may continue to hold the security if Barings or BIIL considers that doing so would be consistent with the Fund’s investment objective.

Each Fund may hold a portion of its assets in cash or cash equivalents. Each Fund may (but is not obligated to) use a wide variety of additional exchange-traded and over-the-counter derivatives. MassMutual Core Bond Fund may also invest in common stocks, exchange-traded funds (“ETFs”), or other equity securities and derivatives thereof for hedging purposes or to enhance total return. MassMutual Core Bond Fund may also invest in other investment companies. Each Fund purchase and sell securities on a when-issued, delayed delivery, or forward commitment basis, and may enter into repurchase agreement transactions. Each Fund may, at times, have significant exposure to one or more industries or sectors. MassMutual Total Return Bond Fund may normally short sell up to 25% of the value of its total assets for hedging or investment purposes.

Each Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Comparison of Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of each of the Funds. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and Examples below. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual Funds. More information about these and other discounts is available in each Fund’s prospectus or from your financial professional. The tables show fees and expenses that the Selling Fund and Acquiring Fund incurred in its most recent fiscal year ended September 30, 2024, as well as pro forma fees and expenses that MML Advisers expects the Acquiring Fund would have incurred during the twelve months ended March 31, 2025, assuming consummation of the Reorganization as of March 31, 2024. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this Combined Information Statement/Prospectus, could be higher or lower than those shown in the tables below. The commitment by MML Advisers to waive fees and/or to reimburse expenses for the Acquiring Fund, if applicable and as noted below, may limit the effect that any decrease in the Acquiring Fund’s net assets will have on its annual net operating expense ratios in the current fiscal year. In connection with the Reorganization, MML Advisers agreed to further reduce the expense cap of the Acquiring Fund to match the expense cap of the Selling Fund at the following rates, effective September 15, 2025, through January 31, 2027 at 0.33%, 0.43%, 0.53%, 0.63%, 0.78%, 0.83%, 1.03%, and 0.43% for Classes I, R5, Service, Administrative, R4, A, R3, and Y. In light of this further reduction of the Acquiring Fund’s expense cap, the Reorganization is not expected to result in any change in total expenses for shareholders of the Selling Fund. Additionally, in connection with the Reorganization, MML Advisers agreed to amend the Acquiring Fund’s investment management agreement to decrease the Acquiring Fund’s management fee at the following rates. Pursuant to this amendment, effective September 15, 2025, the Acquiring

19

Fund’s management fee would be 0.30% annually of the first $2 billion of the Fund’s average daily net assets, and 0.27% annually in excess of $2 billion of the Fund’s average daily net assets. Shareholders of the Selling Fund will not pay any sales charges or redemption fees in connection with the Reorganization. The fees and expenses below exclude one-time costs of the Reorganization, which will be borne by MML Advisers and the Acquiring Fund, as described under the “Costs of the Reorganization” section above and the “Reasons for the Reorganizations and Board Deliberations” section below.

Current and Pro Forma Shareholder Fees

Shareholder Fees (fees paid directly from your investment)

MassMutual Total Return Bond Fund (Current) (Selling Fund)	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	None	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%(1)	None	None

(1)	Applies only to certain redemptions of shares bought with no front-end sales charge. Class A shares purchased without a front-end sales charge in accounts aggregating $1 million or more may be subject to a 1.00% contingent deferred sales charge if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase is made.

MassMutual Core Bond Fund (Current) (Acquiring Fund)	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	None	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%(1)	None	None

(1)	Applies only to certain redemptions of shares bought with no front-end sales charge. Class A shares purchased without a front-end sales charge in accounts aggregating $1 million or more may be subject to a 1.00% contingent deferred sales charge if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase is made.
20

MassMutual Core Bond Fund (Pro Forma) (Combined Fund)	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	None	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%(1)	None	None

(1)	Applies only to certain redemptions of shares bought with no front-end sales charge. Class A shares purchased without a front-end sales charge in accounts aggregating $1 million or more may be subject to a 1.00% contingent deferred sales charge if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase is made.

Current and Pro Forma Annual Fund Operating Expenses

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

MassMutual Total Return Bond Fund (Current)	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	None	None	None	None	0.25%	0.25%	0.50%	None
Other Expenses	0.08%	0.18%	0.28%	0.38%	0.28%	0.33%	0.28%	0.18%(1)
Total Annual Fund Operating Expenses	0.38%	0.48%	0.58%	0.68%	0.83%	0.88%	1.08%	0.48%
Expense Reimbursement	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	0.33%	0.43%	0.53%	0.63%	0.78%	0.83%	1.03%	0.43%

(1) Other Expenses are based on estimated amounts for the current fiscal year of the Fund.

(2) The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2026, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.33%, 0.43%, 0.53%, 0.63%, 0.78%, 0.83%, 1.03%, and 0.43% for Classes I, R5, Service, Administrative, R4, A, R3, and Y respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

21

MassMutual Core Bond Fund (Current)	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Management Fees	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution and/or Service (12b-1) Fees	None	None	None	None	0.25%	0.25%	0.50%	None
Other Expenses	0.07%	0.17%	0.27%	0.37%	0.27%	0.32%	0.27%	0.17%
Total Annual Fund Operating Expenses	0.45%	0.55%	0.65%	0.75%	0.90%	0.95%	1.15%	0.55%
Expense Reimbursement	(0.11%)	(0.11%)	(0.11%)	(0.11%)	(0.11%)	(0.11%)	(0.11%)	(0.11%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	0.34%	0.44%	0.54%	0.64%	0.79%	0.84%	1.04%	0.44%

(1) The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2026, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.34%, 0.44%, 0.54%, 0.64%, 0.79%, 0.84%, 1.04%, and 0.44% for Classes I, R5, Service, Administrative, R4, A, R3, and Y, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

MassMutual Core Bond Fund (Pro Forma) (Combined Fund)	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Management Fees(1)	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	None	None	None	None	0.25%	0.25%	0.50%	None
Other Expenses	0.06%	0.16%	0.26%	0.36%	0.26%	0.31%	0.26%	0.16%
Total Annual Fund Operating Expenses	0.36%	0.46%	0.56%	0.66%	0.81%	0.86%	1.06%	0.46%
Expense Reimbursement	(0.03%)	(0.03%)	(0.03%)	(0.03%)	(0.03%)	(0.03%)	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	0.33%	0.43%	0.53%	0.63%	0.78%	0.83%	1.03%	0.43%

(1) The expenses in the above table reflect the proposed amendment to the Investment Advisory Agreement of the Acquiring Fund to align the Acquiring Fund’s management fee with that of the Selling Fund. Pending Board approval, effective September 15, 2025, the Acquiring Fund’s management fee would be 0.30% annually of the first $2 billion of the Fund’s average daily net assets, and 0.27% annually of the Fund’s average daily net assets in excess of $2 billion.

(2) The expenses in the above table reflect the proposed agreement by MML Advisers in connection with the Reorganization to cap certain fees and expenses of the Acquiring Fund effective September 15, 2025 through January 31, 2027 at 0.33%, 0.43%, 0.53%, 0.63%, 0.78%, 0.83%, 1.03%, and 0.43% for Classes I, R5, Service, Administrative, R4, A, R3, and Y, respectively.

Repositioning Costs

As of the date of this Combined Information Statement/Prospectus, MML Advisers currently expects the Selling Fund will sell approximately 15% of its holdings prior to the Reorganization, the cash proceeds of which will be brought to the Acquiring Fund to be reinvested after the Reorganization. Because the Selling Fund’s fixed income securities are valued at the bid-price, there will be no transaction costs associated with the Selling Fund’s aforementioned sale of holdings prior to the Reorganization. These figures are estimates and the Fund’s actual portfolio realignment may differ.

22

Expense Examples

The Examples are intended to help you compare the costs of investing in shares of the Selling Fund or the Acquiring Fund with the costs of investing in other mutual funds. The Examples assume that (i) you invest $10,000 in each share class of the relevant Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) the relevant Fund’s operating expenses are exactly as described in the corresponding preceding Annual Fund Operating Expanses table. For Class A shares, the Examples include the front-end sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MassMutual Total Return Bond Fund (Current)

Class	1 Year	3 Years	5 Years	10 Years
CLASS I	$34	$117	$208	$476
CLASS R5	$44	$149	$264	$599
SERVICE CLASS	$54	$181	$319	$721
ADMINISTRATIVE CLASS	$64	$213	$374	$842
CLASS R4	$80	$260	$456	$1,021
CLASS A	$506	$689	$887	$1,459
CLASS R3	$105	$339	$591	$1,313
CLASS Y	$44	$149	$264	$599

MassMutual Core Bond Fund (Current)

Class	1 Year	3 Years	5 Years	10 Years
CLASS I	$35	$133	$241	$556
CLASS R5	$45	$165	$296	$679
SERVICE CLASS	$55	$197	$351	$800
ADMINISTRATIVE CLASS	$65	$229	$406	$920
CLASS R4	$81	$276	$488	$1,098
CLASS A	$507	$704	$918	$1,532
CLASS R3	$106	$354	$622	$1,388
CLASS Y	$45	$165	$296	$679

MassMutual Core Bond Fund (Pro Forma) (Combined Fund)

Class	1 Year	3 Years	5 Years	10 Years
CLASS I	$34	$113	$199	$453
CLASS R5	$44	$145	$255	$576
SERVICE CLASS	$54	$176	$310	$699
ADMINISTRATIVE CLASS	$64	$208	$365	$820
CLASS R4	$80	$256	$447	$999
CLASS A	$506	$685	$879	$1,438
CLASS R3	$105	$334	$582	$1,291
CLASS Y	$44	$145	$255	$576

Portfolio Turnover

The Selling Fund and Acquiring Fund pay transaction costs, such as commissions, when they buy and sell securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense Examples, affect each of the Funds’ performance. During the most

23

recent fiscal year, the Selling Fund’s and Acquiring Fund’s portfolio turnover rates, as a percentage of the average value of each Fund’s portfolio, were as follows:

Fund	Portfolio Turnover Rate
MassMutual Total Return Bond Fund	508%
MassMutual Core Bond Fund	248%

Comparison of Principal Risks

The principal risks associated with investments in the Acquiring Fund and the Selling Fund are comparable because the Funds have comparable investment objectives and comparable principal investment strategies. The following chart identifies the principal risks associated with each Fund. As shown in the chart, the Selling Fund is subject to many of the principal risks of the Acquiring Fund. The actual risks of investing in a Fund depends on the securities the Fund holds and on market conditions, both of which will change over time. Each of the principal risks of the Acquiring Fund appears in Appendix B.

The Funds are subject to many of the same principal risks, but differ primarily given that the Selling Fund is subject to risks associated with investments in below investment grade debt securities, municipal securities, short sales, and sovereign debt obligations, and the Acquiring Fund does not identify these investment risks as principal risks. Additionally, the Acquiring Fund, unlike the Selling Fund, is subject to the risks associated with risks of investments in other funds or pools.

Risk	MassMutual Total Return Bond Fund	MassMutual Core Bond Fund
Bank Loans Risk	✔	✔
Below Investment Grade Debt Securities Risk	✔
Cash Position Risk	✔	✔
Credit Risk	✔	✔
Defaulted and Distressed Securities Risk	✔	✔
Derivatives Risk	✔	✔
Dollar Roll and Reverse Repurchase Agreement Transaction Risk	✔	✔
Fixed Income Securities Risk	✔	✔
Foreign Investment Risk; Emerging Markets Risk; Currency Risk	✔	✔
Frequent Trading/Portfolio Turnover Risk	✔	✔
Hedging Risk	✔	✔
Inflation Risk	✔	✔
Leveraging Risk	✔	✔
LIBOR Transition and Other Reference Benchmarks Risk	✔	✔
Liquidity Risk	✔	✔
Management and Operational Risk	✔	✔
Market Risk	✔	✔
Mortgage- and Asset-Backed Securities Risk	✔	✔
Municipal Securities Risk	✔
Reinvestment Risk	✔	✔
Repurchase Agreement Risk	✔	✔
Restricted Securities Risk	✔	✔
Risk of Investment in Other Funds or Pools		✔
Sector Risk	✔	✔
Short Sales Risk	✔
24

Risk	MassMutual Total Return Bond Fund	MassMutual Core Bond Fund
Sovereign Debt Obligations Risk	✔
U.S. Government Securities Risk	✔	✔
Valuation Risk	✔	✔
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk	✔	✔

Performance

The following bar charts and tables show, respectively:

•	How the Acquiring Fund’s and the Selling Fund’s performance has varied for each full calendar year shown in the bar chart; and
•	How the Acquiring Fund’s and the Selling Fund’s average annual total returns compare to certain measures of market performance shown in the table.

The following bar charts and tables below provide some indication of the risks of investing in the Acquiring Fund and Selling Fund by showing changes in each Fund’s annual total returns from year to year for the periods indicated and by comparing each Fund’s average annual total returns for different calendar periods with those of a broad-based index.

MassMutual Total Return Bond Fund

The Selling Fund commenced operations on July 6, 2010. The following bar chart and table provide some indication of the risks of investing in the Selling Fund. The bar chart shows changes in the Selling Fund’s performance from year to year for Class I shares. The table shows how the Selling Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class Y shares of the Selling Fund (which has not yet begun operations, and therefore has no performance history) is based on the performance of Class R5 shares. Performance for Class A shares of the Selling Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Selling Fund will perform in the future. More up-to-date performance information is available at https://www.massmutual.com/product-performance/mutual-funds or by calling 1-888-309-3539.

Annual Total Returns (for calendar years ended December 31) - Class R5 Shares Before Taxes

Annual Performance

The Selling Fund’s highest/lowest quarterly results during this time period were:

Highest Quarter: 4Q ’23, 7.58%

Lowest Quarter: 1Q ’22, –6.19%

The Selling Fund’s year-to-date total return as of January 1, 2025 - March 31, 2025: 3.05%

25

Average Annual Total Returns (for periods ended December 31, 2024) Applicable sales charges are reflected

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

	1 Year	5 Years	10 Years
Class R5
Return Before Taxes	0.80%	-0.24%	1.44%
Return After Taxes on Distributions	-0.93%	-1.73%	0.01%
Return After Taxes on Distributions and Sale of Fund Shares	0.47%	-0.77%	0.51%
Class I
Return Before Taxes	0.72%	-0.34%	1.35%
Service Class
Return Before Taxes	0.64%	-0.44%	1.23%
Administrative Class
Return Before Taxes	0.53%	-0.55%	1.14%
Class R4
Return Before Taxes	0.29%	-0.71%	0.98%
Class A
Return Before Taxes	-3.95%	-1.66%	0.46%
Class R3
Return Before Taxes	0.14%	-0.95%	0.74%
Class Y
Return Before Taxes	0.72%	-0.34%	1.35%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%

MassMutual Core Bond Fund

The Acquiring Fund commenced investment operations on October 3, 1994. The following bar chart and table provide some indication of the risks of investing in the Acquiring Fund. The bar chart shows changes in the Acquiring Fund’s performance from year to year for Class R5 shares. The table shows how the Acquiring Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class Y shares of the Acquiring Fund for periods prior to its inception date (02/01/23) is based on the performance of Class R5 shares. Performance for Class A shares of the Acquiring Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund will perform in the future. More up-to-date performance information is available at https://www.massmutual.com/product-performance/mutual-funds or by calling 1-888-309-3539.

Annual Total Returns (for calendar years ended December 31) - Class R5 Shares Before Taxes

Annual Performance

26

The Acquiring Fund’s highest/lowest quarterly results during this time period were:

Highest Quarter: 4Q ’23, 7.10%

Lowest Quarter: 2Q ’22, –6.34%

The Acquiring Fund’s year-to-date total return as of January 1, 2025 - March 31, 2025: 2.61%

Average Annual Total Returns (for periods ended December 31, 2024) Applicable sales charges are reflected

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

	1 Year	5 Years	10 Years
Class R5
Return Before Taxes	3.77%	0.44%	1.73%
Return After Taxes on Distributions	1.90%	-1.30%	0.13%
Return After Taxes on Distributions and Sale of Fund Shares	2.21%	-0.34%	0.66%
Class I
Return Before Taxes	3.87%	0.56%	1.83%
Service Class
Return Before Taxes	3.55%	0.32%	1.62%
Administrative Class
Return Before Taxes	3.55%	0.24%	1.52%
Class R4
Return Before Taxes	3.39%	0.08%	1.37%
Class A
Return Before Taxes	-1.06%	-0.87%	0.83%
Class R3
Return Before Taxes	3.73%	-0.03%	1.19%
Class Y
Return Before Taxes	3.77%	0.44%	1.72%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%

Management

Investment Adviser

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as the investment adviser for the Selling Fund and Acquiring Fund. Following the Reorganization, MML Advisers will continue to serve as the Acquiring Fund’s investment adviser, and the existing subadviser, sub-subadviser, and portfolio management team are expected to remain responsible for the Acquiring Fund.

Investment Subadvisers and Sub-subadviser

MetWest serves as the subadviser for the Selling Fund. Barings serves as the subadviser for the Acquiring Fund, and BIIL serves as the sub-subadviser for the Acquiring Fund and will continue to serve as the Acquiring Fund’s subadviser and sub-subadviser, respectively, following the Reorganization.

27

Portfolio Managers

It is anticipated that each of the portfolio managers that manage the Acquiring Fund will, upon completion of the Reorganization, continue to manage the Acquiring Fund. Additional information regarding the portfolio managers of the Acquiring Fund can be found in Appendix D.

28

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Terms of Each Reorganization

As stated above, the Agreement, which provides for the Reorganization of each Selling Fund into the corresponding Acquiring Fund, was previously considered and approved by each Acquiring Trust’s Board and by the Selling Trust’s Board. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an Exhibit to the Part C of this filing, the following is a summary of certain terms of the Agreement, and is qualified in its entirety by the full text of the Agreement.

•	Each Reorganization is expected to occur on or around September 15, 2025, subject to receipt of any necessary third-party consents and regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Selling Fund and the corresponding Acquiring Fund.
•	Each Selling Fund will transfer all of its assets to the corresponding Acquiring Fund and, in exchange, the corresponding Acquiring Fund will assume all of the Selling Fund’s liabilities and will issue Merger Shares to the Selling Fund. The value of each Selling Fund’s assets, as well as the number of Merger Shares to be issued to the Selling Fund, will be determined in accordance with the Agreement. The Merger Shares will have a net asset value per share computed as of the close of business on the New York Stock Exchange on the business day immediately preceding the closing date, using the valuation procedures of the Acquiring Fund in a manner consistent with the Acquiring Fund’s then-current prospectus and statement of additional information. On or soon after the closing date of the applicable Reorganization, each Selling Fund will liquidate, and shareholders of each class of each Selling Fund will receive a proportional distribution of Merger Shares of the same class of the corresponding Acquiring Fund. As a result, shareholders of the Selling Fund will become shareholders of the Acquiring Fund. No shareholders of any Selling Fund will pay any sales charges, commissions, or transaction fees in connection with its Reorganization.
•	The following paragraph applies only to the Equity Opportunities Reorganization and the Funds and expenses related thereto. With respect to the Equity Opportunities Reorganization, the relevant Selling Fund is expected to bear the direct merger costs, legal fees, audit and tax fees, Form N-14 printing and mailing costs, as well as similar expenses incurred in connection with the consummation of the Equity Opportunities Reorganization and transaction costs (if any) associated with repositioning the Selling Fund prior to such Reorganization. The relevant Acquiring Fund will bear a one-time cost for administratively processing the Reorganization.
•	The following paragraph applies only to the Total Return Bond Reorganization and the Funds and expenses related thereto. With respect to the Total Return Bond Reorganization, except for a one-time cost for administratively processing the Reorganization, which will be borne by the Acquiring Fund, all expenses incurred by the relevant Selling Fund and Acquiring Fund in connection with or arising out of the transactions contemplated by the Agreement and Plan of Reorganization will be borne by MML Advisers (other than any brokerage or other costs relating to transactions in portfolio securities of the relevant Funds, which are expected to be immaterial).
•	The net asset value of each Selling Fund and the corresponding Acquiring Fund will be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date of the applicable Reorganization.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•	The Selling Fund in each Reorganization will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund shareholders (a) (i) all of the excess of (x) the Selling Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the Selling Fund’s deductions disallowed under Sections 265 and 171
29

of the Code, (ii) all of the Selling Fund’s investment company taxable income as defined in Section 852 of the Code (computed without regard to any deduction for dividends paid), and (iii) all of the Selling Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case for both the current year (which will end on the closing date) and, if still timely under Section 855 of the Code, the immediately preceding taxable year; and (b) such additional amount, if any, as is necessary to eliminate any liability of the Selling Fund for excise tax under Section 4982 of the Code.

•	The Selling Fund and the corresponding Acquiring Fund will have received all required consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities to permit consummation of the Reorganization, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund.
•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.
•	The Selling Fund and the corresponding Acquiring Fund will have received an opinion of counsel to the effect that the Merger Shares are duly authorized and upon transfer and delivery to the Selling Fund’s shareholders will be validly issued and, assuming receipt by the Acquiring Fund of all of the assets of the Selling Fund, fully paid and nonassessable shares in the Acquiring Fund.
•	The Selling Fund and the corresponding Acquiring Fund will have received an opinion of tax counsel substantially to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the shareholders of the Selling Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Fund shares for the Merger Shares of the corresponding Acquiring Fund in connection with the Reorganization, and the Selling Fund generally will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement may be terminated with respect to any Reorganization by any party thereto by providing notice to the other parties. In the event of termination of the Agreement, that Reorganization will not proceed and, in the absence of willful default, there shall be no liability for damages on the part of any of the applicable Selling Fund, the applicable Acquiring Fund, the Selling Trust, the Acquiring Trusts or their respective trustees, directors, officers, and affiliates, except that MML Advisers will bear all expenses incurred by the Funds in connection with or arising out of the Agreement (other than any brokerage or other costs relating to transactions in portfolio securities of the Funds). The termination of the Agreement with respect to one Reorganization will not impact the continuation and enforceability of the Agreement as it applies to each other Reorganization (and applicable Selling Funds and Acquiring Funds).

Tax Status of the Reorganizations

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of each Reorganization, the Selling Fund and the Acquiring Fund will receive an opinion from Ropes & Gray LLP substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, and court decisions, while the matter is not free from doubt, generally for U.S. federal income tax purposes:

•	The transfer of all of the assets of the Selling Fund (the “acquired assets”) in exchange for Merger Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund (the “assumed liabilities”) followed by the distribution of the Merger Shares pro rata to the Selling Fund shareholders will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
30

•	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the acquired assets solely in exchange for the Merger Shares and the assumption by the Acquiring Fund of the assumed liabilities.
•	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Selling Fund with respect to the acquired assets in connection with the transfer of the acquired assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of the assumed liabilities, or with respect to the distribution of the Merger Shares to Selling Fund shareholders as consideration for their shares of the Selling Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing, if any, of the tax year of the Selling Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.
•	Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund shareholders upon their receipt of the Merger Shares solely in exchange for Selling Fund shares.
•	Under Section 358 of the Code, the aggregate tax basis for the Merger Shares received by each Selling Fund shareholder will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the exchange, and under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Selling Fund shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets).
•	Under Section 362(b) of the Code, the tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, adjusted for any gain or loss required to be recognized as described above, and under Section 1223(2) of the Code the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, will include the period during which those assets were held by the Selling Fund.
•	The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Treasury Regulations thereunder.

Each opinion will be based on certain factual representations made by the officers of the Selling Trust and the Acquiring Trusts and will also be based on certain customary assumptions. Each opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (“IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Selling Fund would recognize a taxable gain or loss for U.S. federal income tax purposes equal to the difference between its tax basis in its Selling Fund shares and the fair market value of the Merger Shares it received. Shareholders of a Selling Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

With respect to each Reorganization, a substantial portion of the portfolio assets of the Selling Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Selling Fund’s tax basis in such assets. Any net capital gains recognized in these sales will be distributed to the Selling Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Because the Reorganization will end the tax year of the Selling Fund, it could accelerate distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any capital gains resulting from portfolio turnover prior to the Reorganization.

31

Prior to the closing of each Reorganization, the Selling Fund will declare a distribution to shareholders, which, together with all previous distributions qualifying for the dividends paid deduction under Section 561 of the Code, will have the effect of distributing to shareholders (a) (i) all of the excess of (x) the Selling Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Selling Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund’s investment company taxable income as defined in Section 852 of the Code, and (iii) all of the Selling Fund’s net capital gain realized (after reduction for any capital loss carryover), provided that the amounts in (i), (ii), and (iii), in each case, shall be computed without regard to the dividends-paid deduction and shall include amounts for both (x) the current year (which will end on the closing date) and (y) the immediately preceding taxable year to the extent such distribution is eligible to be treated as paid during such prior year under Section 855(a) of the Code, and (b) such additional amount, if any, as is necessary to eliminate any liability of the Selling Fund for excise tax under Section 4982 of the Code. These distributions will be taxable to shareholders that hold their shares in a taxable account, and such distributions by the Selling Fund will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the Reorganization. In addition, prior to the closing of each Reorganization, the Acquiring Fund may declare a distribution to shareholders with respect to income and gain of the Acquiring Fund earned prior to the closing of the Reorganization. These distributions will be taxable to shareholders that hold their shares in a taxable account.

The ability of the Acquiring Fund following its combination with the Selling Fund (the “Combined Fund”) to carry forward capital losses and to use them to offset future gains may be limited as a result of its Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Selling Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the Combined Fund will have tax attributes that generally reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the shareholders of the Selling Fund will in each case receive a proportionate share of any unrealized gains in the Acquiring Fund’s assets, as well as any taxable income or gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Combined Fund. As a result, shareholders of the Selling Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition realized losses of the Selling Fund remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the Combined Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Selling Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. Further, any pre-acquisition unrealized losses of the Selling Fund at the time of the Reorganization are not expected to be available to offset capital gains realized by the Combined Fund after the Reorganization.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the Combined Fund following the Reorganization, and consequently the extent to which the Combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization. The following table provides a brief summary of certain tax attributes of the Acquiring Funds and the Selling Funds as of March 31, 2025. As noted above, the tax effect of a Reorganization depends on each Fund’s relative tax situation at the time of the Reorganization, which situation will be different than the tax situation on March 31, 2025, and cannot be calculated precisely prior to the Reorganization. Portfolio turnover in a Fund, market fluctuations, redemption activity, the nonoccurrence of one or more other

32

Reorganizations into the same Acquiring Fund, or changes in the tax laws could cause the actual tax effects of the Reorganization to differ substantially from those described herein.

Reorganization		Capital loss carryforwards (as of 3/31/25)	Capital loss carryforwards as % of net assets (as of 3/31/25)	Net unrealized gains (losses) (as of 3/31/25)	Net unrealized gains (losses) as % of net assets (as of 3/31/25)
#1. Reorganization of MassMutual Equity Opportunities Fund into MassMutual Diversified Value Fund	Selling Fund	None	0%	$78,891,073	16.1%
	Acquiring Fund	None	0%	$14,751,964	4.4%
#2. Reorganization of MassMutual Total Return Bond Fund into MassMutual Core Bond Fund	Selling Fund	$(130,701,621)	-28.7%	($10,157,185)	-2.2%
	Acquiring Fund	$(199,190,044)	-24.9%	($27,944,449)	-3.5%

Comparison of Shareholder Rights

Each Selling Fund is a series of the Selling Trust, and each Acquiring Fund is a series of an Acquiring Trust. Each Trust is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts by its respective Declaration of Trust. Each Trust is governed by its Declaration of Trust and its Bylaws, and its business and affairs are managed under the supervision of its Board. Each Trust is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder. Each Trust’s Declaration of Trust and Bylaws are substantially identical. Following the Reorganizations, each Selling Fund shareholder will become a shareholder of the corresponding Acquiring Fund and will have substantially the same rights. A copy of each Trust’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts.

Reasons for the Reorganizations and Board Deliberations

Each Reorganization was reviewed by the Selling Funds’ Board, with the advice and assistance of Fund counsel and independent legal counsel to the Independent Trustees. Information on the Board and its members and governance structure can be found in the Selling Funds’ SAI dated February 1, 2025, as supplemented to date. At a meeting of the Board in March 2025, the Board considered the Reorganization of each Selling Fund, as proposed by MML Advisers. In connection with that Board meeting, MML Advisers provided background materials, analyses, and other information to the Board regarding, among other things, the topics discussed below, and also responded to questions raised by the Board during the meeting.

After the Board reviewed, evaluated, and discussed the materials, analyses, and information provided to it that the Board considered relevant to its deliberations, the Board, including the Independent Trustees, approved the Reorganization of each Selling Fund. Prior to doing so, the Board, including the Independent Trustees, determined that (i) participation in the transaction contemplated by the Agreement is advisable and in the best interest of the Selling Fund and its shareholders, on balance in light of all relevant factors; and (ii) the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.

33

In reaching the decision to approve the Reorganization for each Fund, the Board considered a number of factors, including, among others, in no order of priority:

1.	the potential benefits of the Reorganization to the shareholders of the Selling Fund;
2.	the Reorganization as part of MML Advisers’ overall commitment to streamline and improve its fund offerings for the benefit of Fund shareholders;
3.	the continuity of the investment program of the Selling Fund in light of the comparable or substantially similar investment objectives and investment strategies of the Selling Fund and the corresponding Acquiring Fund;
4.	the operating expenses that shareholders of each class of shares of the Selling Fund and Acquiring Fund are expected to experience as shareholders of the combined Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that it is expected that the net expenses (after giving effect to any fee waivers and/or expense reimbursements) borne by the Selling Fund shareholders after each Reorganization would be the same as or lower than the net expenses they currently bear (see the section above entitled “Fees and Expenses”);
5.	MML Advisers’ representation that the Selling Funds are too small to be economically viable and have limited prospects to grow to sufficient size in the near term, absent the Reorganization, as well as the Acquiring Fund’s gross expenses after the Reorganization;
6.	the current assets of the Selling Fund and the Acquiring Fund, and that the shareholders of the Selling Fund may benefit from the opportunity to be a shareholder in a larger, combined Fund, bringing administrative efficiencies that will reduce gross expenses;
7.	the fact that the existing investment adviser, subadviser, sub-subadviser (if any), and portfolio management team of the Acquiring Fund is expected to remain responsible for the Acquiring Fund;
8.	the historical performance of the Selling Fund and corresponding Acquiring Fund, recognizing that no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization;
9.	the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Combined Fund’s use of a Fund’s pre-acquisition losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Combined Fund’s ability to use those losses to offset future gains (see the section above entitled “ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION-Tax Status of the Reorganizations”);
10.	the potential benefits of the Reorganization to MassMutual and its affiliates;
11.	the class structure of and services provided to the Selling Fund and the Acquiring Fund;
12.	that, with respect to the Equity Opportunities Reorganization, (i) the relevant Selling Fund is expected to bear the direct merger costs, legal fees, audit and tax fees, Form N-14 printing and mailing costs, as well as similar expenses incurred in connection with the consummation of the Reorganization and transaction costs (if any) associated with repositioning the Selling Fund prior to such Reorganization and (ii) the relevant Acquiring Fund will bear a one-time cost for administratively processing the Reorganization;
13.	that, with respect to the Total Return Bond Reorganization, except for a one-time cost for administratively processing the Reorganization, which will be borne by the Acquiring Fund, all expenses incurred by the relevant Selling Fund and Acquiring Fund in connection with or arising out of the transactions contemplated by the Agreement and Plan of Reorganization will be borne by MML Advisers (other than any brokerage or other costs relating to transactions in portfolio securities of the relevant Funds, which are expected to be immaterial), and
34

14.	MML Advisers’ representation that the Reorganization is not expected to result in the diminution in the level or quality of services that the Selling Fund shareholder currently receive.

In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The Board also evaluated the information available to it on a Selling Fund-by-Selling Fund basis, and made determinations separately in respect of each Selling Fund it oversees. Certain of the factors considered by the Board are discussed in more detail below.

STREAMLINED PRODUCT LINE. The Board considered that the Reorganizations are part of a larger effort intended, among other things, to streamline the mutual funds managed by MML Advisers and its affiliates by reducing the number of funds in the MassMutual Fund complex so that management, distribution, and other resources can be focused more effectively on a smaller group of MassMutual Funds. With respect to the Reorganization of MassMutual Total Return Bond Fund into MassMutual Core Bond Fund, reducing the number of funds in the complex is also intended to enhance the fund’s prospects for attracting additional assets by better differentiating the fund for potential shareholders (which may lead to more concentrated selling efforts).

CONTINUED ECONOMIC VIABILITY. The Board noted that, in light of the gross expenses of each Selling Fund, MML Advisers does not view the continued operation of the Selling Funds to be sustainable over the long term. The Board considered MML Advisers’ recommendation that the Reorganization is preferable to other courses of action, including liquidation of the Selling Funds.

COSTS OF THE REORGANIZATIONS. The Board took into account the expected costs of the Reorganizations, including accounting fees, SEC filing fees, and legal fees. The Board weighed these costs against the expected benefits of the Reorganizations.

The Board considered MML Advisers’ recommendation that, with respect to the Equity Opportunities Reorganization, the Selling Fund bear the direct merger costs, legal fees, audit fees, Form N-14 printing and mailing costs, as well as similar expenses incurred in connection with the consummation of the Reorganization and transaction costs (if any) associated with repositioning the Selling Fund prior to the Reorganization. The Board also considered MML Advisers’ recommendation that the Acquiring Fund bear a one-time cost for administratively processing the Equity Opportunities Reorganization. The Board also considered MML Advisers’ recommendation that, with respect to the Total Return Bond Reorganization, MML Adviser bear all expenses incurred by the relevant Selling Fund and Acquiring Fund in connection with or arising out of the transactions contemplated by the Agreement and Plan of Reorganization (other than any brokerage or other costs relating to transactions in portfolio securities of the relevant Funds, which are expected to be immaterial). The Board also considered MML Advisers’ recommendation that the Acquiring Fund bear a one-time cost for administratively processing the Total Return Bond Reorganization.

Reorganization	Reorganization #1 - MassMutual Equity Opportunities Fund into MassMutual Diversified Value Fund	Reorganization #2 - MassMutual Total Return Bond Fund into MassMutual Core Bond Fund
Filing, Printing and Mailing Combined Information Statement/Prospectus	$15,000*	$15,000 ^
Legal	$275,000*	$275,000^
Accounting/Audit	$28,105*	$37,105^
Custodian Services	$10,000**	$10,000**
Total Expenses	$328,105	$337,105

*     Costs borne by Selling Fund

**   Costs borne by Acquiring Fund

^      Costs borne by MML Advisers

CONTINUITY OF INVESTMENT PROGRAM. The Board took into account the fact that each Selling Fund and its corresponding Acquiring Fund have comparable or substantially similar investment objectives and investment strategies, and that the existing investment adviser, subadviser, sub-subadviser (if any), and portfolio management team is expected to remain the same for each Acquiring Fund. Specifically, the Board noted that with respect to each Reorganization:

35

Reorganization #1 - MassMutual Equity Opportunities Fund into MassMutual Diversified Value Fund

Among other factors, the Board considered MML Advisers’ representation that the investment objectives of the Selling Fund and the Acquiring Fund are substantially similar, and there will be no changes to the Acquiring Fund’s investment objectives as a result of the Reorganization. Both Funds seek to achieve growth of capital over the long-term. The Acquiring Fund also focuses on growth of income. Additionally, the Acquiring Fund’s objective is to invest primarily in a diversified portfolio of equity securities of larger, well-established companies.

Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Funds’ Board without shareholder approval.

The Board considered MML Advisers’ representation that the Selling Fund’s and Acquiring Fund’s fundamental and non-fundamental investment restrictions are identical, and therefore do not require any changes in connection with the Reorganization.

The Board considered MML Advisers’ representation that the Selling Fund and Acquiring Fund have substantially similar principal investment strategies, and that in MML Advisers’ view, the main differences between the Funds’ strategies is the foreign exposure limit and the number of securities each Fund is expected to hold under normal market conditions. The Selling Fund may invest up to 30% of total assets in securities of foreign issuers and ADRs, and the Acquiring Fund permits up to 25%. The Selling Fund’s exposure to foreign issuers and ADRs as of March 31, 2025 was 6.54% of total assets, and the Acquiring Fund’s exposure to foreign issuers and ADRs as of March 31, 2025 was 1.53% of total assets. Under normal market conditions, the Acquiring Fund expects to hold approximately 175 – 250 stocks. The Selling Fund does not state an expected number of holdings in its principal investment strategies. As of March 31, 2025, the Selling Fund held 63 equity securities, and the Acquiring Fund held 222 equity securities.

Reorganization #2 - MassMutual Total Return Bond Fund into MassMutual Core Bond Fund

Among other factors, the Board considered MML Advisers’ representation that the investment objectives of the Selling Fund and the Acquiring Fund are comparable. Both Funds seek a high rate of total return by investing in fixed-income instruments and securities. The Acquiring Fund specifically seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital, and the Acquiring Fund invests in investment-grade securities.

Each Fund’s investment objective and strategies are non-fundamental and may be changed by each Fund’s Board without shareholder approval.

The Board considered MML Advisers’ representation that the Selling Fund’s and Acquiring Fund’s fundamental investment restrictions are identical, and therefore do not require any changes in connection with the Reorganization. The Board also considered MML Advisers’ representation that the non-fundamental investment restrictions of the Funds are comparable. Other than (i) the Selling Fund’s lack of a short sale restriction, and (ii) one clarification with respect to one of the Acquiring Fund’s restrictions, as discussed the Appendix A, “Comparison of Fundamental Investment Policies” of this Combined Information Statement/Prospectus, the Funds’ non-fundamental investment restrictions are identical. The Funds’ non-fundamental investment restrictions may be changed by a vote of a majority of the Fund’s respective Board at any time without shareholder approval.

The Board considered MML Advisers’ representation that the Selling Fund and Acquiring Fund have comparable principal investment strategies, including that both Funds invest primarily in investment grade fixed income securities, with two notable differences:

•	The Selling Fund may invest up to 20% of the portfolio in below investment grade debt securities, while the Acquiring Fund is limited to 5%. The Selling Fund’s exposure to below investment grade debt securities as of December 31, 2024 was 8.4% of total assets.
•	The Selling Fund’s effective duration is normally expected to be between two and eight years, while the Acquiring Fund’s effective duration is intended to generally match (within 10%) the average duration of
36

the Bloomberg U.S. Aggregate Bond Index. As of December 31, 2024, the Selling Fund’s effective duration was 6.92 years, while the Acquiring Fund’s effective duration was 5.87 years.

The Board considered MML Advisers’ representations that, despite these differences in the Funds’ principal investment strategies, it is expected that the Acquiring Fund presents less credit risk and interest rate risk to shareholders than the Selling Fund and additionally, that the Acquiring Fund has outperformed the Selling Fund over various periods.

EXPENSE RATIO. The Board took into account the fact that each Reorganization has been structured so that shareholders of the Selling Fund will not experience an increase in effective management fee rate, total expense ratio, or Rule 12b-1 fee rate as a result of the Reorganization.

With respect to the Equity Opportunities Reorganization, the Board considered that, based on current net assets as of January 31, 2025, MML Advisers expects such Reorganization will result in a total net expense ratio decrease of approximately 20 bps for all classes of relevant Selling Fund. The Board also considered that the Equity Opportunities Reorganization is expected to result in a total net expense ratio decrease of 8 bps for all classes the relevant Acquiring Fund.

With respect to the Total Return Bond Reorganization, the Board considered that, based on current net assets as of January 31, 2025, MML Advisers expects such Reorganization will result in an equivalent total net expense ratio of 33 basis points for Class I shareholders of the relevant Selling Fund, taking into account the Acquiring Fund’s proposed lower expense cap and reduced management fees in connection with the Reorganization.1

INVESTMENT PERFORMANCE. The Board considered the relative performance record of each Selling Fund and of each corresponding Acquiring Fund, noting, however, that past performance is no guarantee of future results. Specifically, the Board noted the following with respect to each Reorganization:

Reorganization #1 - MassMutual Equity Opportunities Fund into MassMutual Diversified Value Fund

Among other factors, the Board considered the relative performance of the Funds for periods ending December 31, 2024, noting that the Acquiring Fund outperformed the Selling Fund on an absolute basis for the one-, three-, and five-year periods ended December 31, 2024, and outperformed its style-specific benchmark (Russell 1000 Value Index) for the one-, three-, five-, and ten-year periods ended December 31, 2024. The Board also considered that the Acquiring Fund ranked in the top third of its Morningstar category (large cap value) for the one-, three, and ten-year periods ended December 31, 2024; whereas, the Selling Fund has ranked in bottom quartile of its Morningstar category (large cap blend) for the one-, three-, five-, and ten-year periods ended December 31, 2024. The Board considered that the Acquiring Fund is currently managed solely by Brandywine Global; however, prior to March 26, 2024, T. Rowe Price co-managed the Fund with Brandywine Global. The Board noted that prior to March 26, 2024, T. Rowe Price was responsible for approximately 25% of the Acquiring Fund, and the Fund’s performance returns prior to March 26, 2024 reflect the blend of these two subadvisers.

Reorganization #2 - MassMutual Total Return Bond Fund into MassMutual Core Bond Fund

Among other factors, the Board considered the relative performance of the Funds for periods ending December 31, 2024, noting that the Acquiring Fund outperformed the Selling Fund on an absolute basis for the one-, three-, five-, and ten-year periods ended December 31, 2024, and outperformed its benchmark (Bloomberg U.S. Aggregate Bond Index) for the one-, three-, five-, and ten-year periods ended December 31, 2024. The Acquiring Fund has ranked in the top third of its Morningstar category (intermediate core bond) for the one-, three-, five-, and ten-year periods ended December 31, 2024, whereas the Selling Fund has ranked in bottom quartile of its Morningstar

1       Effective February 1, 2025, MML Advisers agreed to reduce the Acquiring Fund’s expense cap by 8 basis points for each share class. In connection with the Merger, Management is proposing to further reduce the Acquiring Fund’s expense cap. Effective September 15, 2025 through January 31, 2027, the Acquiring Fund’s expense cap would decrease by 1 basis point for each share class, to align with the expense caps in place for the Selling Fund. Additionally, in connection with the Merger, effective September 15, 2025, the Acquiring Fund’s management fee would be 0.30% annually of the first $2 billion of the Fund’s average daily net assets, and 0.27% annually of the Fund’s average daily net assets in excess of $2 billion.

37

category (intermediate core-plus bond) for the one- and three-year periods and bottom half for the five- and ten-year periods ended December 31, 2024.

ECONOMIES OF SCALE. The Board considered the potential to realize immediate economies associated with consolidating each Selling Fund into a larger combined fund. The Board also considered that the MassMutual Core Bond Fund may over time be able to take further advantage of economies of scale associated with larger funds. MML Advisers informed the Board that it believes that following the Reorganization, the MassMutual Core Bond Fund will have better prospects for attracting assets than the Selling Fund. With respect to each Combined Fund, the Board considered that a larger fund may benefit from fee breakpoints more quickly, may have an enhanced ability to effect portfolio transactions on favorable terms, and may have greater investment flexibility.

TAX CONSEQUENCES. The Board examined the relative tax situations of the Selling Funds and the corresponding Acquiring Funds. The Board also considered the anticipated tax-free nature of the exchange of shares in the Reorganizations, and other expected U.S. federal income tax consequences of the Reorganizations (such as the resulting tax impact of each proposed Reorganization to the Selling Funds’ shareholders, including the considerations concerning the effect of loss and loss carryforward positions of the affected Funds, if any).

Each Reorganization was also reviewed by each Acquiring Funds’ Board, with the advice and assistance of Fund counsel and independent legal counsel to the Acquiring Funds’ Independent Trustees. At the meeting of the Board in March 2025, each Acquiring Fund’s Board considered the Reorganization of each Selling Fund into the corresponding Acquiring Fund and determined that participation by each Acquiring Fund overseen by it in its Reorganization was in the best interests of the Acquiring Fund, on balance in light of all relevant factors, and that the interests of existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

As noted above, the Board, including the Independent Trustees, unanimously approved the Reorganization of each Selling Fund. In accordance with each Fund’s Declaration of Trust and applicable state and U.S. federal law (including Rule 17a-8 under the 1940 Act), each Reorganization may be effected without the approval of shareholders of a Fund.

38

CAPITALIZATION

Current and Pro Forma Capitalization of each Selling Fund and each Acquiring Fund

The following table shows on an unaudited basis the capitalization of each Selling Fund and Acquiring Fund as of March 31, 2025 and the pro forma capitalization of each Combined Fund as of March 31, 2025 assuming the Reorganizations had occurred on that date.

Reorganization #1 - MassMutual Equity Opportunities Fund into MassMutual Diversified Value Fund

	MassMutual Equity Opportunities Fund	MassMutual Diversified Value Fund	Pro Forma Adjustment	Combined Fund - Pro Forma
Net Assets ($) (Unaudited)
Class I	$346,958,946	$92,216,518	-	$439,175,464
Class R5	$45,570,440	$95,616,781	-	$141,187,221
Service Class	$23,503,658	$43,056,310	-	$66,559,968
Administrative Class	$28,555,062	$35,176,992	-	$63,732,054
Class R4	$4,872,490	$11,778,265	-	$16,650,755
Class A	$33,725,028	$52,954,583	-	$86,679,611
Class R3	$6,129,439	$3,423,103	-	$9,552,542
Class Y	$101,044	$177,346	-	$278,390
Total	$489,416,107	$334,399,898	-	$823,816,005
Net Asset Value Per Share ($) (Unaudited)(a)
Class I	$16.81	$9.84	$(16.81)	$9.84
Class R5	$16.96	$9.90	$(16.96)	$9.90
Service Class	$16.30	$9.90	$(16.30)	$9.90
Administrative Class	$15.84	$10.05	$(15.84)	$10.05
Class R4	$13.81	$9.59	$(13.81)	$9.59
Class A	$14.35**	$9.89*	$(14.35)	$9.89
Class R3	$12.01	$9.77	$(12.01)	$9.77
Class Y	$16.95	$9.90	$(16.95)	$9.90
Shares Outstanding (Unaudited)(b)
Class I	20,641,065	9,374,585	14,630,231	44,645,881
Class R5	2,686,569	9,654,588	1,914,755	14,255,912
Service Class	1,442,015	4,348,842	931,939	6,722,796
Administrative Class	1,802,628	3,500,049	1,038,551	6,341,228
Class R4	352,760	1,228,047	155,264	1,736,071
Class A	2,350,503	5,354,382	1,059,526	8,764,411
Class R3	510,427	350,338	116,891	977,656
Class Y	5,963	17,909	4,241	28,113
Total	29,791,930	33,828,740	19,851,398	83,472,068

(a)	To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Fund based on combining the MassMutual Equity Opportunities Fund at the MassMutual Diversified Value Fund’s net asset value.
(b)	To adjust Shares Outstanding of the Pro Forma Fund based on combining the MassMutual Equity Opportunities Fund at the MassMutual Diversified Value Fund’s net asset value.
*	Net asset value, and redemption price per share…$10.47 is Offering price per share (100/[100-maximum sales charge] of net asset value)
**	Net asset value, and redemption price per share…$15.19 is Offering price per share (100/[100-maximum sales charge] of net asset value)
39

Reorganization #2 - MassMutual Total Return Bond Fund into MassMutual Core Bond Fund

	MassMutual Total Return Bond Fund	MassMutual Core Bond Fund	Pro Forma Adjustment	Combined Fund - Pro Forma
Net Assets ($) (Unaudited)
Class I	$339,918,699	$552,822,918	-	$892,741,617
Class R5	$18,948,006	$134,650,918	-	$153,598,924
Service Class	$38,182,192	$32,128,476	-	$70,310,668
Administrative Class	$6,029,413	$29,574,980	-	$35,604,393
Class R4	$38,791,896	$11,664,188	-	$50,456,084
Class A	$2,649,721	$28,048,507	-	$30,698,228
Class R3	$11,219,174	$4,218,893	-	$15,438,067
Class Y		$5,729,198	-	$5,729,198
Total	$455,739,101	$798,838,078		$1,254,577,179
Net Asset Value Per Share ($) (Unaudited)(a)
Class I	$8.39	$9.11	$(8.39)	$9.11
Class R5	$8.39	$9.15	$(8.39)	$9.15
Service Class	$8.45	$9.10	$(8.45)	$9.10
Administrative Class	$8.41	$9.01	$(8.41)	$9.01
Class R4	$8.49	$8.92	$(8.49)	$8.92
Class A	$8.38**	$8.96*	$(8.38)	$8.96
Class R3	$8.43	$9.33	$(8.43)	$9.33
Class Y		$9.15	$ -	$9.15
Shares Outstanding (Unaudited)(b)
Class I	40,506,072	60,676,882	(3,197,189)	97,985,765
Class R5	2,258,012	14,715,860	(187,204)	16,786,668
Service Class	4,519,865	3,530,748	(323,846)	7,726,767
Administrative Class	716,640	3,284,208	(47,093)	3,953,755
Class R4	4,568,223	1,308,260	(217,309)	5,659,174
Class A	316,276	3,128,866	(20,694)	3,424,448
Class R3	1,331,157	452,389	(128,133)	1,655,413
Class Y		626,099	-	626,099
Total	54,216,245	87,723,312	(4,121,468)	137,818,089

(a)	To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Fund based on combining the MassMutual Total Return Bond Fund at the MassMutual Core Bond Fund’s net asset value.
(b)	To adjust Shares Outstanding of the Pro Forma Fund based on combining the MassMutual Total Return Bond Fund at the MassMutual Core Bond Fund’s net asset value.
*	Net asset value, and redemption price per share…$9.36 is Offering price per share (100/[100-maximum sales charge] of net asset value)
**	Net asset value, and redemption price per share…$8.75 is Offering price per share (100/[100-maximum sales charge] of net asset value)
40

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [May 31, 2025], to the Selling Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Selling Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Selling Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Selling Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Selling Fund’s shares without the approval of the controlling shareholder. As of [May 31, 2025], the Trustees and officers of the Selling Trust, individually and as a group, did not beneficially own outstanding shares of any Fund that is a series of the Selling Trust.

MassMutual Equity Opportunities Fund1

Share Class	Shareholder Name and Address	% Ownership of Share Class (current)

MassMutual Total Return Bond Fund2

Share Class	Shareholder Name and Address	% Ownership of Share Class (current)

MassMutual Diversified Value Fund3

Share Class	Shareholder Name and Address	% Ownership of Share Class (current)

MassMutual Core Bond Fund4

Share Class	Shareholder Name and Address	% Ownership of Share Class (current)

41

MassMutual Diversified Value Fund5

Share Class	Shareholder Name and Address	% Ownership of Combined Fund Share Class (pro forma)

MassMutual Core Bond Fund6

Share Class	Shareholder Name and Address	% Ownership of Combined Fund Share Class (pro forma)

1	[As of May 31, 2025, National Financial Services LLC, 499 Washington Boulevard, Jersey City, NJ 07310, owned 27.28% of MassMutual Equity Opportunities Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than National Financial Services LLC. National Financial Services LLC is organized under the laws of Delaware.]
2	[As of May 31, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, owned 33.92% of MassMutual Total Return Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.]
3	[As of May 31, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, owned 59.04% of MassMutual Diversified Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.]
4	[As of May 31, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, owned 43.18% of MassMutual Core Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.]
5	[As of May 31, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, would own 35.77% of MassMutual Diversified Value Fund after the Reorganization and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.]
6	[As of May 31, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, would own 39.81% of MassMutual Core Bond Fund after the Reorganization and therefore may be presumed to “control” the Fund,
42

as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.]

43

FINANCIAL HIGHLIGHTS OF THE ACQUIRING FUNDS

The financial highlights tables are intended to help you understand the Acquiring Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Past performance is not necessarily an indication of future results. Other than the information for the six-month period ended March 31, 2025, which is unaudited, the information in the following tables has been derived from the Acquiring Funds’ financial statements, which have been audited by Deloitte & Touche LLP, 115 Federal Street, Boston, Massachusetts 02110, an independent registered public accounting firm, whose report, along with each Acquiring Fund’s financial statements, is included in such Acquiring Funds’ Form N-CSR, which is available on request.

Financial Highlights - MassMutual Diversified Value Fund

Date	Income (loss) from investment operations				Less distributions to shareholders			Net asset value, end of the period	Total return[l,m,z]	Ratios / Supplemental Data
	Net asset value beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions			Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Class I
3/31/2025[r]	$10.46	$0.11	$0.19	$0.30	$(0.07)	$(0.85)	$(0.92)	$9.84	2.84%[b]	$92,217	0.57%[a]	2.08%[a]
9/30/2024	11.03	0.23	2.80	3.03	(0.44)	(3.16)	(3.60)	10.46	29.01%	395,525	0.64%	1.96%
9/30/2023	10.87	0.26	1.39	1.65	(0.26)	(1.23)	(1.49)	11.03	14.93%	174,006	0.61%	2.31%
9/30/2022	13.48	0.25	(1.15)	(0.90)	(0.26)	(1.45)	(1.71)	10.87	(8.47%)	168,929	0.58%	1.97%
9/30/2021	9.87	0.23	3.62	3.85	(0.24)	—	(0.24)	13.48	39.59%	230,230	0.57%	1.84%
9/30/2020	11.48	0.25	(1.01)	(0.76)	(0.28)	(0.57)	(0.85)	9.87	(7.64%)	197,915	0.58%	2.42%
Class R5
3/31/2025[r]	$10.51	$0.10	$0.20	$0.30	$(0.06)	$(0.85)	$(0.91)	$9.90	2.86%[b]	$95,617	0.67%[a]	1.87%[a]
9/30/2024	11.06	0.22	2.82	3.04	(0.43)	(3.16)	(3.59)	10.51	28.97%	87,691	0.75%	1.85%
9/30/2023	10.90	0.25	1.39	1.64	(0.25)	(1.23)	(1.48)	11.06	14.76%	46,196	0.71%	2.21%
9/30/2022	13.50	0.24	(1.15)	(0.91)	(0.24)	(1.45)	(1.69)	10.90	(8.48%)	48,259	0.68%	1.86%
9/30/2021	9.89	0.22	3.62	3.84	(0.23)	—	(0.23)	13.50	39.38%	70,251	0.67%	1.74%
9/30/2020	11.50	0.24	(1.02)	(0.78)	(0.26)	(0.57)	(0.83)	9.89	(7.75%)	62,821	0.68%	2.33%
Service Class
3/31/2025[r]	$10.51	$0.09	$0.21	$0.30	$(0.06)	$(0.85)	$(0.91)	$9.90	2.82%[b]	$43,056	0.77%[a]	1.78%[a]
9/30/2024	11.06	0.20	2.83	3.03	(0.42)	(3.16)	(3.58)	10.51	28.86%	44,521	0.85%	1.74%
9/30/2023	10.90	0.24	1.38	1.62	(0.23)	(1.23)	(1.46)	11.06	14.60%	11,363	0.81%	2.10%
9/30/2022	13.50	0.23	(1.15)	(0.92)	(0.23)	(1.45)	(1.68)	10.90	(8.57%)	11,979	0.78%	1.77%
9/30/2021	9.89	0.20	3.63	3.83	(0.22)	—	(0.22)	13.50	39.28%	15,170	0.77%	1.65%
9/30/2020	11.51	0.23	(1.02)	(0.79)	(0.26)	(0.57)	(0.83)	9.89	(7.88%)	13,967	0.78%	2.25%
Administrative Class
3/31/2025[r]	$10.65	$0.09	$0.21	$0.30	$(0.05)	$(0.85)	$(0.90)	$10.05	2.78%[b]	$35,177	0.87%[a]	1.70%[a]
9/30/2024	11.17	0.20	2.85	3.05	(0.41)	(3.16)	(3.57)	10.65	28.74%	41,046	0.95%	1.64%
9/30/2023	10.99	0.23	1.40	1.63	(0.22)	(1.23)	(1.45)	11.17	14.56%	17,730	0.91%	2.01%
9/30/2022	13.61	0.21	(1.17)	(0.96)	(0.21)	(1.45)	(1.66)	10.99	(8.76%)	16,695	0.88%	1.66%
9/30/2021	9.96	0.19	3.67	3.86	(0.21)	—	(0.21)	13.61	39.24%	21,354	0.87%	1.54%
9/30/2020	11.59	0.22	(1.03)	(0.81)	(0.25)	(0.57)	(0.82)	9.96	(7.99%)	16,359	0.88%	2.12%
Class R4
3/31/2025[r]	$10.19	$0.08	$0.19	$0.27	$(0.02)	$(0.85)	$(0.87)	$9.59	2.67%[b]	$11,778	1.02%[a]	1.52%[a]
9/30/2024	10.79	0.17	2.75	2.92	(0.36)	(3.16)	(3.52)	10.19	28.57%	13,949	1.09%	1.50%
9/30/2023	10.66	0.21	1.35	1.56	(0.20)	(1.23)	(1.43)	10.79	14.35%	9,562	1.06%	1.87%
9/30/2022	13.24	0.19	(1.12)	(0.93)	(0.20)	(1.45)	(1.65)	10.66	(8.83%)	8,853	1.03%	1.51%
9/30/2021	9.70	0.17	3.57	3.74	(0.20)	—	(0.20)	13.24	39.00%	12,608	1.02%	1.39%
9/30/2020	11.31	0.20	(1.01)	(0.81)	(0.23)	(0.57)	(0.80)	9.70	(8.14%)	9,823	1.03%	2.00%
Class A
3/31/2025[r]	$10.49	$0.07	$0.21	$0.28	$(0.03)	$(0.85)	$(0.88)	$9.89	2.68%[b]	$52,955	1.07%[a]	1.47%[a]
9/30/2024	11.02	0.17	2.81	2.98	(0.35)	(3.16)	(3.51)	10.49	28.45%	48,480	1.16%	1.43%
9/30/2023	10.86	0.20	1.38	1.58	(0.19)	(1.23)	(1.42)	11.02	14.25%	22,250	1.16%	1.77%
9/30/2022	13.45	0.18	(1.15)	(0.97)	(0.17)	(1.45)	(1.62)	10.86	(8.93%)	21,805	1.13%	1.42%
9/30/2021	9.85	0.16	3.63	3.79	(0.19)	—	(0.19)	13.45	38.84%	26,835	1.12%	1.29%
9/30/2020	11.46	0.19	(1.02)	(0.83)	(0.21)	(0.57)	(0.78)	9.85	(8.22%)	27,575	1.13%	1.87%
Class R3
3/31/2025[r]	$10.39	$0.06	$0.20	$0.26	$(0.03)	$(0.85)	$(0.88)	$9.77	2.54%[b]	$3,423	1.27%[a]	1.28%[a]
9/30/2024	10.91	0.15	2.79	2.94	(0.30)	(3.16)	(3.46)	10.39	28.30%	2,737	1.35%	1.25%
9/30/2023	10.78	0.18	1.37	1.55	(0.19)	(1.23)	(1.42)	10.91	14.07%	684	1.31%	1.60%
9/30/2022	13.35	0.16	(1.14)	(0.98)	(0.14)	(1.45)	(1.59)	10.78	(9.09%)	1,395	1.28%	1.31%
9/30/2021	9.77	0.14	3.61	3.75	(0.17)	—	(0.17)	13.35	38.73%	1,082	1.27%	1.14%
9/30/2020	11.39	0.18	(1.02)	(0.84)	(0.21)	(0.57)	(0.78)	9.77	(8.38%)	1,492	1.28%	1.76%
Class Y
3/31/2025[r]	$10.51	$0.10	$0.20	$0.30	$(0.06)	$(0.85)	$(0.91)	$9.90	2.86%[b]	$177	0.67%[a]	1.88%[a]
9/30/2024	11.06	0.22	2.82	3.04	(0.43)	(3.16)	(3.59)	10.51	29.02%	188	0.75%	1.85%
9/30/2023[g]	11.66	0.17	(0.77)aa	(0.60)	—	—	—	11.06	(5.15%)[b]	95	0.71%[b]	2.26%[b]
44

Portfolio turnover rate	Six Months Ended March 31, 2025[b,r]	Year Ended September 30
		2024	2023	2022	2021	2020
	34%	46%	45%	43%	60%	52%
a.	Annualized.
b.	Percentage represents the results for the period and is not annualized.
c.	Per share amount calculated on the average shares method.
g.	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
l.	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m.	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q.	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
r.	Unaudited.
z.	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
aa.	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
45

Financial Highlights - MassMutual Core Bond Fund

Date	Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets before expense waivers[q]	Ratio of expenses to average daily net assets after expense waivers[j,q]	Net investment income (loss) to average daily net assets
Class I
3/31/2025[r]	$9.30	$0.21	$(0.19)	$0.02	$(0.21)	—	$(0.21)	$9.11	0.25%[b]	$552,823	0.47%[a]	0.40%[a]	4.72%[a]
9/30/2024	8.84	0.43	0.76	1.19	(0.73)	—	(0.73)	9.30	14.13%	758,457	0.45%	0.43%	4.85%
9/30/2023	9.10	0.41	(0.32)	0.09	(0.35)	—	(0.35)	8.84	0.92%	492,575	0.45%	N/A	4.53%
9/30/2022	11.33	0.27	(2.07)	(1.80)	(0.26)	(0.17)	(0.43)	9.10	(16.47%)	485,216	0.42%	N/A	2.62%
9/30/2021	11.64	0.27	0.11	0.38	(0.43)	(0.26)	(0.69)	11.33	3.31%	679,036	0.42%	N/A	2.39%
9/30/2020	11.33	0.37	0.32	0.69	(0.38)	—	(0.38)	11.64	6.28%	786,360	0.42%	N/A	3.27%
Class R5
3/31/2025[r]	$9.34	$0.21	$(0.19)	$0.02	$(0.21)	—	$(0.21)	$9.15	0.21%[b]	$134,651	0.57%[a]	0.49%[a]	4.67%[a]
9/30/2024	8.88	0.43	0.75	1.18	(0.72)	—	(0.72)	9.34	13.93%	145,071	0.55%	0.53%	4.75%
9/30/2023	9.13	0.40	(0.31)	0.09	(0.34)	—	(0.34)	8.88	0.91%	92,389	0.55%	N/A	4.41%
9/30/2022	11.37	0.25	(2.07)	(1.82)	(0.25)	(0.17)	(0.42)	9.13	(16.60%)	135,050	0.52%	N/A	2.43%
9/30/2021	11.68	0.26	0.11	0.37	(0.42)	(0.26)	(0.68)	11.37	3.19%	306,648	0.52%	N/A	2.29%
9/30/2020	11.37	0.36	0.32	0.68	(0.37)	—	(0.37)	11.68	6.16%	316,359	0.52%	N/A	3.17%
Service Class
3/31/2025[r]	$9.29	$0.21	$(0.20)	$0.01	$(0.20)	—	$(0.20)	$9.10	0.15%[b]	$32,128	0.67%[a]	0.59%[a]	4.57%[a]
9/30/2024	8.82	0.42	0.76	1.18	(0.71)	—	(0.71)	9.29	13.95%	36,028	0.65%	0.63%	4.66%
9/30/2023	9.07	0.39	(0.31)	0.08	(0.33)	—	(0.33)	8.82	0.81%	29,605	0.65%	N/A	4.31%
9/30/2022	11.30	0.25	(2.07)	(1.82)	(0.24)	(0.17)	(0.41)	9.07	(16.72%)	36,797	0.62%	N/A	2.40%
9/30/2021	11.60	0.25	0.10	0.35	(0.39)	(0.26)	(0.65)	11.30	3.11%	58,047	0.62%	N/A	2.19%
9/30/2020	11.29	0.35	0.31	0.66	(0.35)	—	(0.35)	11.60	6.06%	83,876	0.62%	N/A	3.08%
Administrative Class
3/31/2025[r]	$9.20	$0.20	$(0.20)	$0.00[d]	$(0.19)	—	$(0.19)	$9.01	0.08%[b]	$29,575	0.77%[a]	0.70%[a]	4.45%[a]
9/30/2024	8.74	0.40	0.76	1.16	(0.70)	—	(0.70)	9.20	13.82%	37,304	0.75%	0.73%	4.55%
9/30/2023	8.99	0.38	(0.31)	0.07	(0.32)	—	(0.32)	8.74	0.70%	30,750	0.75%	N/A	4.22%
9/30/2022	11.19	0.24	(2.05)	(1.81)	(0.22)	(0.17)	(0.39)	8.99	(16.75%)	35,207	0.72%	N/A	2.30%
9/30/2021	11.51	0.24	0.10	0.34	(0.40)	(0.26)	(0.66)	11.19	2.97%	55,178	0.72%	N/A	2.11%
9/30/2020	11.21	0.33	0.32	0.65	(0.35)	—	(0.35)	11.51	5.94%	76,597	0.72%	N/A	2.97%
Class R4
3/31/2025[r]	$9.10	$0.19	$(0.18)	$0.01	$(0.19)	—	$(0.19)	$8.92	0.09%[b]	$11,664	0.92%[a]	0.85%[a]	4.28%[a]
9/30/2024	8.62	0.37	0.76	1.13	(0.65)	—	(0.65)	9.10	13.63%	19,865	0.90%	0.88%	4.35%
9/30/2023	8.84	0.36	(0.30)	0.06	(0.28)	—	(0.28)	8.62	0.57%	1,420	0.90%	N/A	4.05%
9/30/2022	11.01	0.20	(2.00)	(1.80)	(0.20)	(0.17)	(0.37)	8.84	(16.92%)	2,295	0.87%	N/A	1.99%
9/30/2021	11.33	0.21	0.10	0.31	(0.37)	(0.26)	(0.63)	11.01	2.82%	8,557	0.87%	N/A	1.95%
9/30/2020	11.04	0.31	0.31	0.62	(0.33)	—	(0.33)	11.33	5.80%	10,444	0.87%	N/A	2.80%
Class A
3/31/2025[r]	$9.15	$0.19	$(0.19)	$0.00d	$(0.19)	—	$(0.19)	$8.96	(0.03%)[b]	$28,049	0.97%[a]	0.89%[a]	4.27%[a]
9/30/2024	8.66	0.38	0.75	1.13	(0.64)	—	(0.64)	9.15	13.57%	30,138	0.97%	0.95%	4.34%
9/30/2023	8.91	0.35	(0.31)	0.04	(0.29)	—	(0.29)	8.66	0.34%	21,761	1.00%	N/A	3.97%
9/30/2022	11.09	0.20	(2.01)	(1.81)	(0.20)	(0.17)	(0.37)	8.91	(16.91%)	23,746	0.97%	N/A	1.97%
9/30/2021	11.40	0.21	0.09	0.30	(0.35)	(0.26)	(0.61)	11.09	2.70%	57,351	0.97%	N/A	1.83%
9/30/2020	11.10	0.30	0.32	0.62	(0.32)	—	(0.32)	11.40	5.70%	58,572	0.97%	N/A	2.72%
Class R3
3/31/2025[r]	$9.52	$0.19	$(0.20)	$(0.01)	$(0.18)	—	$(0.18)	$9.33	(0.05%)[b]	$4,219	1.17%[a]	1.09%[a]	4.08%[a]
9/30/2024	8.94	0.35	0.86	1.21	(0.63)	—	(0.63)	9.52	14.06%	4,126	1.15%	1.13%	4.06%
9/30/2023	9.18	0.35	(0.32)	0.03	(0.27)	—	(0.27)	8.94	0.23%	169	1.15%	N/A	3.81%
9/30/2022	11.34	0.20	(2.09)	(1.89)	(0.10)	(0.17)	(0.27)	9.18	(17.05%)	177	1.12%	N/A	1.88%
9/30/2021	11.63	0.19	0.10	0.29	(0.32)	(0.26)	(0.58)	11.34	2.54%	352	1.12%	N/A	1.70%
9/30/2020	11.34	0.29	0.32	0.61	(0.32)	—	(0.32)	11.63	5.54%	867	1.12%	N/A	2.57%
Class Y
3/31/2025[r]	$9.34	$0.21	$(0.19)	$0.02	$(0.21)	—	$(0.21)	$9.15	0.21%[b]	$5,729	0.57%[a]	0.49%[a]	4.69%[a]
9/30/2024	8.87	0.44	0.75	1.19	0.72	—	(0.72)	9.34	14.03%	4,119	0.55%	0.53%	4.78%
9/30/2023[g]	9.33	0.28	(0.74)	(0.46)	—	—	—	8.87	(4.93%)[b]	95	0.55%[a]	N/A	4.59%[a]

Portfolio turnover rate	Six Months Ended March 31, 2025[b,r]	Year Ended September 30
		2024	2023	2022	2021	2020
	116%[t]	248%	206%	239%	256%	231%

a.	Annualized.
b.	Percentage represents the results for the period and is not annualized.
c.	Per share amount calculated on the average shares method.
g.	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j.	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l.	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m.	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q.	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
r.	Unaudited.
t.	Portfolio turnover rate excluding TBA transactions for the period ended March 31, 2025 was 51%.
46

z.	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
47

Appendix A
Comparison of Fundamental Investment Policies

The 1940 Act requires, and each Acquiring Fund and Selling Fund has, fundamental investment policies relating to concentration in particular issuers and industries, commodities, investing in real estate, acting as an underwriter, making loans, and issuing senior securities and borrowing money. Following the Reorganization, the combined Funds will be subject to the fundamental investment policies of each Acquiring Fund. Each Selling Fund is subject to the same fundamental investment policies as its corresponding Acquiring Fund. Such fundamental investment policies are listed below. Fundamental investment policies may not be changed without shareholder approval.

Each Fund may not:

(1)	purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.
(2)	purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.
(3)	purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)
(4)	participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).
(5)	make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.
(6)	borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.
(7)	concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:
a.	There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
b.	There is no limitation for securities issued by other investment companies.

With respect to limitation (1) above, each state and each separate political subdivision, agency, authority, or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issues of municipal bonds.

A-1

In addition to the investment restrictions adopted as fundamental policies set forth above, the Selling Funds and the Acquiring Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Fund’s respective Board members at any time.

In accordance with such non-fundamental policies, each Fund may not:

(1)	to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.
(2)	with the exception of MassMutual Total Return Bond Fund, sell securities short, but reserves the right to sell securities short against the box.
(3)	invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MML Advisers or the subadviser pursuant to Board approved guidelines.
(4)	to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate orderly steps, as deemed necessary, to protect liquidity.

With respect to limitation (4) above, for MassMutual Core Bond Fund, a series of MassMutual Premier Funds, the limitation applies to purchases or acquisitions by other series of the Trust or by other series of registered open-end investment companies in the Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act).

A-2

Appendix B
Summary of Principal Risks

The following sets forth the principal risks applicable to each Acquiring Fund. The significance of any specific risk to an investment in each Acquiring Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions and other factors. All references to a “Fund” or “the Funds” in this Appendix B refer to an Acquiring Fund or the Acquiring Funds, respectively, unless otherwise noted.

Bank Loans Risk (MassMutual Core Bond Fund Only). Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Cash Position Risk (All Acquiring Funds). If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk (MassMutual Diversified Value Fund Only). Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk (MassMutual Core Bond Fund Only). Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Defaulted and Distressed Securities Risk (MassMutual Core Bond Fund Only). Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.

Derivatives Risk (All Acquiring Funds). Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity.

B-1

Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk (MassMutual Core Bond Fund Only). These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk (MassMutual Diversified Value Fund Only). Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.

Fixed Income Securities Risk (MassMutual Core Bond Fund Only). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed income investment typically will decline), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk (All Acquiring Funds). Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions.

Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times

B-2

more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.

Frequent Trading/Portfolio Turnover Risk (MassMutual Core Bond Fund Only). Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Hedging Risk (All Acquiring Funds). The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.

Inflation Risk (MassMutual Core Bond Fund Only). The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.

Large Company Risk (MassMutual Diversified Value Fund Only). Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks.

Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leveraging Risk (MassMutual Core Bond Fund Only). Instruments and transactions, including derivatives, dollar roll, and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.

Liquidity Risk (All Acquiring Funds). Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale.

There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management and Operational Risk (All Acquiring Funds). The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the

B-3

manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

Market Risk (All Acquiring Funds). The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk (MassMutual Core Bond Fund Only). Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. The Fund’s investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.

Quantitative Models Risk (MassMutual Diversified Value Fund Only). The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, human error, or any technical issues with the design, construction, implementation, or maintenance of the models.

Reinvestment Risk (MassMutual Core Bond Fund Only). Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s overall return.

Repurchase Agreement Risk (MassMutual Core Bond Fund Only). These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Restricted Securities Risk (MassMutual Core Bond Fund Only). The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.

Risk of Investment in Other Funds or Pools (MassMutual Core Bond Fund Only). The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the underlying funds, which may, in the case of an ETF, include a portion of the expenses incurred below their net asset value.

B-4

Sector Risk (All Acquiring Funds). The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.

U.S. Government Securities Risk (MassMutual Core Bond Fund Only). Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk (All Acquiring Funds). The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk (MassMutual Diversified Value Fund Only). The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk (MassMutual Core Bond Fund Only). These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

B-5

Appendix C
Principal Investment Strategies of the Acquiring Funds

The following sets forth the principal investment strategies that the Acquiring Funds may utilize in pursuit of their respective investment objectives and some additional factors and risks involved with investing in the Acquiring Funds. The significance of any specific risk to an investment in each Acquiring Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. All references to a “Fund” or “the Funds” in this Appendix C refer to an Acquiring Fund or Acquiring Funds, respectively, unless otherwise noted.

References to sections not included herein are in reference to such sections included in the applicable Fund’s most recently filed registration statement, unless otherwise noted.

MassMutual Diversified Value Fund

The Fund invests primarily in stocks of companies that the Fund’s subadviser, Brandywine Global Investment Management, LLC (“Brandywine Global”), believes are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, Brandywine Global currently focuses on securities of larger size companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

Brandywine Global employs a bottom-up, value-based investment approach in selecting securities for the Fund. Brandywine Global invests in securities that meet its value criteria, primarily, price-to-earnings, price-to-book, price momentum, and share change and quality, based on both quantitative and fundamental analysis. Brandywine Global expects to hold approximately 175 – 250 stocks under normal market conditions.

Brandywine Global invests in securities of companies that meet its value criteria based on both quantitative and fundamental analysis. Brandywine Global’s investment process begins with a valuation screen that identifies large-capitalization stocks with favorable financial ratios. A quantitative deselection process is then applied to eliminate equities that have poor price momentum or high share issuance. Finally Brandywine Global performs a thorough fundamental analysis which seeks to identify and eliminate (de-select) companies with deteriorating fundamentals, anticipated earnings declines, or material write-offs. Brandywine Global may also consider additional factors in its selection process.

Brandywine Global typically sells a security of a company when Brandywine Global believes it is no longer a large-capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that Brandywine Global believes is more compelling, or in order to realize gains or limit potential losses. However, Brandywine Global may retain securities of companies that no longer meet its initial purchase criteria.

MassMutual Core Bond Fund

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Fund’s subadviser, Barings LLC (“Barings”), or sub-subadviser, Baring International Investment Limited (“BIIL”)). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Barings or BIIL considers that doing so would be consistent with the Fund’s investment objective.

C-1

In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, but not limited to, futures contracts and forward contracts, including derivatives thereof (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a substitute for direct investments); total return swaps (for hedging purposes or to gain exposure to securities or markets in which it might not be able to invest directly); and credit default swaps (for hedging purposes or as a substitute for direct investments). The Fund may invest in common stocks, exchange-traded funds (“ETFs”), or other equity securities and derivatives thereof for hedging purposes or to enhance total return. Use of derivatives by the Fund may create investment leverage.

The Fund may invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis, and may enter into dollar roll or reverse repurchase agreement transactions.

The Fund may invest in other investment companies, including investment companies that are advised by the Fund’s investment adviser, subadviser, sub-subadviser, or its affiliates, or by unaffiliated parties.

Barings or BIIL intends for the Fund’s portfolio dollar-weighted average duration generally to match (within 10%) the average duration of the Bloomberg U.S. Aggregate Bond Index (as of December 31, 2024, the average duration of the Index was 6.02 years). Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

Barings or BIIL selects the Fund’s investments based on its analysis of opportunities and risks of various fixed income securities and market sectors. Currently, Barings or BIIL may consider the following factors (which may change over time and in particular cases): the perceived potential for high income offered by different types of corporate and government obligations (including mortgage-backed and other asset-backed securities); diversification among industries and issuers, credit ratings, and sectors; and the relative values offered by different securities. Barings or BIIL may choose to sell securities with deteriorating credit or limited upside potential compared to other securities.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

C-2

ADDITIONAL INFORMATION REGARDING INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Changes to Investment Objectives and Strategies.

Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) of the respective Acquiring Trust without shareholder approval.

Note Regarding Percentage Limitations.

All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment, except as may be otherwise specified in the Statement of Additional Information (“SAI”). (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) However, if, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity. With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders.

Credit Ratings.

Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.

Duration.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, the value of a debt security with a duration of two years would be expected to decline 2% and the value of a debt security with a duration of four years would be expected to decline 4%. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. Determining duration may involve estimates of future economic parameters, which may vary from actual future values.

Leverage.

Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.

Temporary Defensive Positions.

At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

C-3

Portfolio Turnover.

Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements.

A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the SAI or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indexes, securities, or foreign currencies. If a Fund takes a short position with respect to a particular index, security, or currency, it will lose money if the index, security, or currency appreciates in value, or an expected credit or other event that might affect the value of the index, security, or currency fails to occur. Losses could be significant.

Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.

A Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33% of its total assets, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Any losses from the investment of cash collateral received by the Fund will be for the Fund’s account and may exceed any income the Fund receives from its securities lending activities. A repurchase agreement is a transaction in which a Fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the Fund at a higher price. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.

Foreign Securities.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund.

Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

C-4

(i)	the issuer is organized under the laws of the country or a country within the geographic region suggested by the

Relevant Language or maintains its principal place of business in that country or region; or

(ii)	the securities are traded principally in the country or region suggested by the Relevant Language; or
(iii)	the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) for this purpose by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

C-5

Appendix D
Management of the Acquiring Funds

MassMutual Diversified Value Fund

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE
Joseph J. Kirby	January 2010	Portfolio Manager at Brandywine Global
Henry F. Otto	January 2010	Managing Director and Portfolio Manager at Brandywine Global
Steven M. Tonkovich	January 2010	Managing Director and Portfolio Manager at Brandywine Global

MassMutual Core Bond Fund

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE
Stephen Ehrenberg, CFA	February 2019	Managing Director, portfolio manager for Barings’ Investment Grade Fixed Income Group, and Head of Barings’ North America Investment Grade Credit
Rishi Kapur, CFA	February 2025	Managing Director, member of Barings’ Private Placements & Asset Based Finance Group, and Head of Barings’ Securitized Trading
Charles Sanford	December 2020. Previously managed the Fund from June 2006 to November 2017	Managing Director and the Head of, and a portfolio manager for, Barings’ Investment Grade Credit Group

Investment Adviser

MML Investment Advisers, LLC (“MML Advisers”), a Delaware limited liability company, located at 1295 State Street, Springfield, Massachusetts 01111-0001, is investment adviser for each Acquiring Fund and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of [May 31, 2025], MML Advisers had assets under management of approximately $[ ] billion.

In 2024, each Acquiring Fund paid MML Advisers an investment management fee based on a percentage of each Acquiring Fund’s average daily net assets as follows: 0.50% on the first $400 million and 0.475% on assets over $400 million for MassMutual Diversified Value Fund, and 0.38% on the first $1.5 billion, 0.33% on the next $500 million, and 0.28% on assets over $2 billion for the MassMutual Core Bond Fund.

A discussion regarding the basis for the Trustees approving any investment advisory contract of the Acquiring Funds is available in the respective Acquiring Trust’s Form N-CSR dated September 30, 2024. Each Acquiring Fund also pays MML Advisers an administrative and shareholder services fee to compensate it for providing general administrative services to the Funds and for providing or causing to be provided ongoing shareholder servicing to direct and indirect investors in the Funds. MML Advisers pays substantially all of the fee to third parties who provide shareholder servicing and investor recordkeeping services. The fee is calculated and paid based on the average daily net assets attributable to each share class of the Fund separately, and is paid at the following annual rates for each Acquiring Fund: 0.10% for Class R5 shares; 0.20% for Service Class shares; 0.30% for Administrative Class shares; 0.20% for Class R4 shares; 0.25% for Class A shares; 0.20% for Class R3 shares; and 0.10% for Class Y shares. Class I shares do not pay any administrative and shareholder services fee.

D-1

Subadvisers and Portfolio Managers

MML Advisers contracts with the following subadvisers to help manage the Acquiring Funds. Subject to the oversight of the Trustees, MML Advisers has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to a subadviser. MML Advisers also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund.

MML Advisers is responsible for determining the allocation of portfolio assets and/or cash flows among subadvisers for those Funds with multiple subadvisers.

Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, manages the investments of the MassMutual Diversified Value Fund.

Founded in 1986, Brandywine Global offers an array of equity, fixed income, and balanced portfolios that invest in U.S., international, and global markets. Brandywine Global is an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc, a publicly-traded global investment management organization (New York Stock Exchange (“NYSE”): BEN). Brandywine Global also operates two affiliated companies with offices in Singapore and London. As of September 30, 2024, Brandywine Global managed approximately $66.4 billion in assets.

Joseph J. Kirby is a portfolio manager of the MassMutual Diversified Value Fund. Mr. Kirby, Portfolio Manager of Brandywine Global, is lead portfolio manager for Brandywine Global’s Diversified Large Cap Value Equity and Diversified Large Cap Value Select Equity strategies. He serves as a portfolio manager and securities analyst on the Diversified Value Equity team. Mr. Kirby contributes to the quantitative and fundamental analysis of securities for the Diversified Value Equity portfolios by consistently applying Brandywine Global’s disciplined management exclusionary process. Since joining the firm and Diversified Team in 1995, he has been involved in each aspect of the portfolio process, including leading the trading efforts for all Diversified portfolios from 1997 through 2000. Prior to joining Brandywine Global, Mr. Kirby was with CoreStates Financial Corporation as an auditor (1992 - 1994).

Henry F. Otto is a portfolio manager of the MassMutual Diversified Value Fund. Mr. Otto, Managing Director and Portfolio Manager of Brandywine Global, is the founder and co-lead portfolio manager of Brandywine Global’s Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984 - 1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982 - 1984). Mr. Otto is a member of the firm’s Executive Board.

Steven M. Tonkovich is a portfolio manager of the MassMutual Diversified Value Fund. Mr. Tonkovich, Managing Director and Portfolio Manager of Brandywine Global, is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team’s continual refinement of the Diversified Value Equity investment process and the firm’s ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987 - 1989); and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986 - 1987). Mr. Tonkovich is a member of the firm’s Executive Board.

Barings LLC (“Barings”), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 300 South Tryon Street, Charlotte, North Carolina 28202, manages the investments of the MassMutual Core Bond Fund. In addition, Baring International Investment Limited (“BIIL”) serves as sub-subadviser for the MassMutual Core Bond Fund and, subject to the supervision of Barings, is authorized to conduct securities transactions on behalf of the Fund. BIIL is a wholly-owned subsidiary of Barings and its address is 20 Old Bailey, London, EC4M 7BF, United Kingdom. Barings has provided investment advice to individual and institutional investors for more than 75 years and, with its subsidiaries, had assets under management as of September 30, 2024 of approximately $431 billion.

D-2

Stephen Ehrenberg, CFA is a Managing Director, portfolio manager for Barings’ Investment Grade Fixed Income Group, and Head of Barings North American Investment Grade Credit. Mr. Ehrenberg shares primary responsibility for the day-to-day management of the MassMutual Core Bond Fund. Mr. Ehrenberg has worked in the industry since 2002, and his experience has encompassed portfolio management and credit analysis for both investment grade and high yield corporate credit. Prior to joining Barings in 2004, Mr. Ehrenberg worked in capital markets at MassMutual as part of the firm’s executive development program.

Rishi Kapur, CFA is a Managing Director and member of Barings’ Private Placements & Asset Based Finance Group. Mr. Kapur shares primary responsibility for the day-to-day management of the MassMutual Core Bond Fund. Mr. Kapur is also a senior portfolio manager and the Head of Barings’ Securitized Trading and is responsible for portfolio management, trading, trading and developing portfolio strategy across ABS, CMBS, and RMBS sectors. He has worked in the industry since 1997. Prior to joining Barings in 2001, Mr. Kapur was an Audit Consultant at MassMutual’s Corporate Auditing Department and was associated with Conning and Company as an Equity Analyst.

Charles Sanford is a Managing Director and the Head of, and a portfolio manager for, Barings’ Investment Grade Credit Group. Mr. Sanford shares primary responsibility for the day-to-day management of the MassMutual Core Bond Fund. Mr. Sanford also manages Barings’ Global Corporate Credit and Securitized Teams, and is responsible for the portfolio management of Barings’ multi-asset insurance client mandates, as well as global corporate bond strategies. Mr. Sanford has worked in the industry since 1994, and his experience has encompassed a wide range of financial services. He joined Barings in 2004 as a credit analyst covering several sectors, including food/beverage, chemicals, and retail, and has been a portfolio manager since 2006. Prior to that, Mr. Sanford worked at Booz, Allen and Hamilton as a management consultant and Bell South, where he worked on mergers and acquisitions and internal consulting projects. He also co-founded and ran an angel capital firm, University Angels, during the early days of the internet, where he raised money for early-stage technology companies.

D-3

Appendix E
Acquiring Fund Share Class Information

References to sections not included herein are in reference to such sections included in the applicable Fund’s most recently filed registration statement, unless otherwise noted.

About the Classes of Shares - I, R5, Service, Administrative, R4, A, R3, and Y Shares

Choosing a Share Class.

Each Fund offers eight classes of shares.

The only differences among the various classes are that (a) each class is subject to different expenses specific to that class, including any expenses under a Rule 12b-1 Plan and administrative and shareholder service expenses; (b) each class has a different class designation; (c) each class has exclusive voting rights with respect to matters solely affecting such class; and (d) each class has different exchange privileges. Not all of the classes of a Fund are available in every state.

Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial intermediary can help you decide which class of shares makes the most sense for you. A financial intermediary is entitled to receive compensation for purchases made through the financial intermediary. The Funds, the transfer agent, and MML Distributors, LLC (the “Distributor”) do not provide investment advice.

Investors may receive different levels of service in connection with investments in different classes of shares, and intermediaries may receive different levels of compensation in connection with selling different classes of shares. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the classes.

Fees and Expenses.

Different classes of shares are subject to different fees and expenses. A class’s fees and expenses will affect the performance of that class.

•	Administrative and Shareholder Services Fee: Shares of all classes, except Class I shares, are subject to an administrative and shareholder services fee. This fee is described above under “Management of the Funds - Investment Adviser.”
•	Servicing or Distribution Fees: Class R4, Class A, and Class R3 shares are subject to servicing or distribution fees paid under a Rule 12b-1 Plan. These fees are described below in “Distribution Plan, Shareholder Servicing, and Payments to Intermediaries.”

For actual past expenses of each share class, see the “Financial Highlights” tables later in this Prospectus.

Purchasing Shares.

Different classes of shares are available to different investors and from different sources.

•	Financial Intermediaries: Class I, Class R5, Service Class, Administrative Class, Class R4, and Class R3 shares are offered primarily through various financial intermediaries, such as retirement plan recordkeepers, broker-dealers, financial institutions, and insurance companies. Class Y shares are available through advisory or fee-based programs sponsored by a broker-dealer, financial institution, or other financial intermediary. Class I shares may also be made available through such advisory programs whose sponsor has entered into a written agreement with the Distributor or MML Advisers. Class A shares are offered primarily through broker-dealers or financial institutions.
•	Investment Accounts and Plans: Class I, Class R5, Service Class, Administrative Class, Class R4, Class A, and Class R3 shares are available for purchase by insurance company separate investment accounts, qualified plans
E-1

under Sections 401(a) and 401(k) of the Code, Code Section 403(b) and 457 plans, Code Section 501(c)(9) associations, non-qualified deferred compensation plans, and other institutional investors, including, but not limited to, endowments and foundations.

•	Funds: Class I, Class R5, and Service Class shares are available for purchase by mutual funds and collective trust funds.
•	Individual Retirement Accounts: Class A shares of any Fund may be purchased by individual retirement accounts described in Code Section 408.

Certain Shareholders Prior to October 31, 2004: Shareholders of the MassMutual Core Bond Fund who held shares of that Fund prior to October 31, 2004 may buy Class R5 shares of that Fund.

A plan or institutional investor will be permitted to purchase Class I, Class R5, Service Class, Administrative Class, Class R4, Class A, or Class R3 shares based upon the expected size (over time), servicing needs, or distribution or servicing costs for the plan or institutional investor as determined by the Distributor or a financial intermediary, as applicable.

A financial intermediary may, by agreement with the Distributor or MML Advisers, make available to its plan or institutional clients or its advisory or fee-based program participants shares of one class or a limited number of classes of the Funds. An investor should consult its financial intermediary for information (including expense information) regarding the share class(es) the intermediary will make available for purchase by the investor.

Unless noted otherwise above, at the discretion of the Distributor or MML Advisers, a shareholder who held shares of a Fund prior to February 1, 2024 may continue to be eligible to buy the same share class of the Fund even if such shareholder no longer satisfies the requirements above.

Additional Information Regarding Class I, Class A, and Class Y Shares.

Present and former officers, directors, trustees, and employees (and their eligible family members) of each Fund, MassMutual and its affiliates, and retirement accounts established for the benefit of such individuals, are permitted to purchase Class A and Class Y shares of each Fund.

Purchases of Class A shares require an initial minimum investment of $1,000 and a subsequent minimum investment of $250; and purchases of Class Y shares require an initial minimum investment of $100,000 and a subsequent minimum investment of $250. Class I, Class R5, Service Class, Administrative Class, Class R4, and Class R3 shares do not have investment minimums and there are no initial or subsequent investment minimums for retirement plans. Class Y shares are sold at the NAV per share without a sales charge through financial intermediaries that have agreements with MML Advisers or its affiliates or the Distributor for that purpose. A financial intermediary that buys Class Y shares for its customers’ accounts may impose charges on those accounts. The procedures for buying, selling, exchanging, and transferring a Fund’s other classes of shares (other than the time those orders must be received by the transfer agent) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging, or transferring Class Y shares must be submitted by a financial intermediary, not by its customers for whose benefit the shares are held.

Class I shares are only available to eligible institutional investors, as described in the “Purchasing Shares” section above, who trade through an omnibus, trust, or similar pooled account.

Class I shares are sold at the NAV per share without a sales charge. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. The procedures for buying, selling, exchanging, and transferring each Fund’s other classes of shares (other than the time those orders must be received by the transfer agent), and most of the special account features available to investors buying other classes of shares, do not apply to Class I shares.

E-2

Sales Charges by Class

Front-end Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus a front-end sales charge. However, in some cases, as described below, purchases are not subject to a front-end sales charge, and the offering price will be the NAV. In other cases, reduced front-end sales charges may be available, as described below. Out of the amount you invest, the Fund receives the NAV to invest for your account.

The front-end sales charge varies depending on the amount of your purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a front-end sales charge. A portion of the front-end sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire front-end sales charge as a concession to dealers. The current front-end sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price)/Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:

Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond	Municipal Bond
Less than $25,000	5.50%/	4.25%/	2.50%/	2.50%/
	5.82%/	4.44%/	2.56%/	2.56%/
	4.50%	3.50%	2.00%	2.00%
$25,000 - $49,999	5.25%/	4.25%/	2.25%/	2.25%/
	5.54%/	4.44%/	2.30%/	2.30%/
	4.25%	3.50%	1.75%	1.75%
$50,000 - $99,999	4.50%/	4.00%/	2.00%/	2.00%/
	4.71%/	4.17%/	2.04%/	2.04%/
	3.50%	3.25%	1.50%	1.50%
$100,000 - $249,999	3.50%/	3.00%/	1.75%/	1.75%/
	3.63%/	3.09%/	1.78%/	1.78%/
	2.50%	2.25%	1.25%	1.25%
$250,000 - $499,999	2.25%/	1.75%/	1.50%/	None/
	2.30%/	1.78%/	1.52%/	None/
	1.75%	1.50%	1.00%	1.00%
$500,000 - $999,999	1.75%/	1.25%/	1.25%/	None/
	1.78%/	1.27%/	1.27%/	None/
	1.10%	1.00%	1.00%	1.00%
$1,000,000 - $4,999,999	None/	None/	None/	None/
	None/	None/	None/	None/
	1.00%	1.00%	0.50%	1.00%
$5,000,000 or more	None/	None/	None/	None/
	None/	None/	None/	None/
	0.50%	0.50%	0.50%	0.50%

Contingent Deferred Sales Charges

There is no front-end sales charge on purchases of Class A shares of any one or more of the Funds aggregating $250,000 or more or $1 million or more and the Distributor pays dealers of record concessions in an amount equal to 1.00% or 0.50% of these purchases, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.00% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent or another intermediary of your eligibility for the waiver when you place your redemption request). The 18-month period begins on the day the purchase is made.

E-3

Prior to the thirteenth month, the Distributor will retain distribution and service fees described in the “Distribution Plan, Shareholder Servicing, and Payments to Intermediaries” section.

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original NAV. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in NAV over the initial purchase price,
•	shares purchased by the reinvestment of dividends or capital gains distributions, or
•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and
2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

In certain circumstances, contingent deferred sales charges may be waived, as described below and in the SAI.

Sales Charge Waivers and Discounts by Class

Waivers of Class A Front-end Sales Charges

The Class A front-end sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.
•	Purchases into retirement plans or other employee benefit plans.
•	Purchases of Class A shares aggregating $250,000 or more or $1 million or more, as shown in the table above in the previous section, of any one or more of the Funds.
•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.
•	Shares sold to MassMutual or its affiliates.
•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual, MML Advisers, or the Distributor for that purpose.
•	Shares issued in plans of reorganization to which the Fund is a party.
•	Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families[1]”) of the Fund, MassMutual, and its affiliates.
•	Shares sold to a portfolio manager of the Fund.
E-4

Waivers of Class A Contingent Deferred Sales Charges

The Class A contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class A contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.
•	Redemptions from retirement plans or other employee benefit plans.
•	Redemptions from accounts other than retirement plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.
•	Redemptions of Class A shares under an automatic withdrawal plan from an account other than a retirement plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.
•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Code.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.
•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual, MML Advisers, or the Distributor for that purpose.
•	Shares issued in plans of reorganization to which the Fund is a party.
•	Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families[1]”) of the Fund, MassMutual, and its affiliates.
•	Shares sold to a present or former portfolio manager of the Fund.

Reduced Class A Sales Charges for Larger Investments

You may pay a lower sales charge when purchasing Class A shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of a Fund and other MassMutual Funds maintained by you, your spouse, or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Distributor and your financial intermediary, if any, in writing of the identity of such other accounts and

1       The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in- law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces, and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

E-5

your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Fund’s transfer agent. A Fund may terminate or amend this Right of Accumulation at any time without notice. You may also pay a lower sales charge when purchasing Class A shares and shares of other MassMutual Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher front-end sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege. In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Distributor to offer Fund shares through self-directed investment brokerage accounts without charging transaction fees to their clients or through other platforms. See Appendix F of this Combined Information Statement/Prospectus and the SAI for a description of this and other situations in which sales charges are reduced or waived. Information regarding reduced sales charges can be found on the MassMutual website at https://www.massmutual.com/product-performance/mutual-funds.

Availability of Sales Charge Waivers and Discounts

The availability of sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The Funds’ sales charge waivers and discounts in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial intermediaries unless otherwise specified in Appendix F of this Combined Information Statement/Prospectus and the SAI or by that financial intermediary. Certain sales charge waivers and discounts available through other financial intermediaries are set forth in Appendix F of this Combined Information Statement/Prospectus and the SAI, which may differ from those available for purchases made directly from the Distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts available to you and the financial intermediary’s policies and procedures.

Distribution Plan, Shareholder Servicing, and Payments to Intermediaries

Shares of all classes of the Funds, other than Class A shares, are sold without a front-end sales charge, and none of the Funds’ shares, other than Class A shares, are subject to a deferred sales charge. Class A shares are sold at NAV per share plus any front-end sales charge.

Rule 12b-1 fees.

The Funds have adopted a Rule 12b-1 Plan (the “Plan”). Under the Plan, a Fund may make payments at an annual rate of up to 0.25% of the average daily net assets attributable to its Class R4 shares and Class A shares, and up to 0.50% of the average daily net assets attributable to its Class R3 shares. The Plan is a compensation plan, under which the Funds make payments to the Distributor for the services it provides and for the expenses it bears in connection with the distribution of Class R4, Class A, and Class R3 shares, and for the servicing of Class R4, Class A, and Class R3 shareholders. Because Rule 12b-1 fees are paid out of the Funds’ Class R4, Class A, and Class R3 assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All Class R4, Class A, and Class R3 shareholders share in the expense of Rule 12b-1 fees paid by those classes. A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.

Shareholder servicing payments.

MML Advisers pays all or a portion of the administrative and shareholder services fee it receives from each Fund, as described above under “Management of the Funds - Investment Adviser,” to intermediaries as compensation for, or reimbursement of expenses relating to, services provided to shareholders of the Funds.

E-6

Payments to intermediaries.

The Distributor and MML Advisers may make payments to financial intermediaries for distribution and/or shareholder services provided by them. Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual shareholder reports, semi-annual shareholder reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The Distributor and MML Advisers may retain a portion of the Rule 12b-1 payments and/or shareholder servicing payments received by them, or they may pay the full amount to intermediaries. Rule 12b-1 fees may be paid to financial intermediaries in advance for the first year after Class R4, Class A, and Class R3 shares are sold. After the first year, those fees will be paid on a quarterly basis.

The compensation paid to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

Additional information.

The Distributor may directly, or through an affiliate, pay a sales concession of up to 1.00% of the purchase price of Service Class, Administrative Class, Class R4, Class A, Class R3, and Class Y shares to broker-dealers or other financial intermediaries at the time of sale. However, the total amount paid to broker-dealers or other financial intermediaries at the time of sale, including any advance of Rule 12b-1 service fees or shareholder services fees, may not be more than 1.00% of the purchase price.

In addition to the various payments described above, MML Advisers in its discretion may directly, or through an affiliate, pay up to 0.35% of the amount invested to intermediaries who provide services on behalf of shareholders of the Funds. This compensation is paid by MML Advisers from its own assets. The payments will be based on criteria established by MML Advisers and will be paid quarterly, in arrears.

MassMutual, the parent company of MML Advisers, pays to an affiliate of Empower Retirement, LLC (“Empower”) an amount equal to the profit realized by MML Advisers with respect to shares beneficially owned by retirement plans through recordkeeping platforms maintained by Empower or an affiliate.

The Distributor, MML Advisers, or MassMutual may also directly, or through an affiliate, make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents, and other service providers, that relate to the sale of shares of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options. This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping, and other services to pension plans;
•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain broker-dealers, administrative service providers, and MassMutual insurance agents;
•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing, or other services provided to promote awareness of MassMutual’s products;
E-7

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and
•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

In some instances, compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

Buying, Redeeming, and Exchanging Shares

The Funds sell their shares at a price equal to their NAV plus any front-end sales charge that applies (see “Determining Net Asset Value” below). The Funds have authorized one or more broker-dealers or other intermediaries to receive purchase orders on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive purchase orders on the Funds’ behalf. Your purchase order will be priced at the next NAV calculated after your order is received in good order by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary authorized for this purpose. If you purchase shares through a broker-dealer or other intermediary, then, in order for your purchase to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time), and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares purchased through a broker-dealer or other intermediary may be subject to transaction and/or other fees. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.

The Funds have authorized one or more broker-dealers or other intermediaries to receive redemption requests on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive redemption requests on the Funds’ behalf. The Funds redeem their shares at their next NAV computed after your redemption request is received by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary. If you redeem shares through a broker-dealer or other intermediary, then, in order for your redemption price to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares redeemed through a broker-dealer or other intermediary may be subject to transaction and/or other fees. You will usually receive payment for your shares within seven days after your redemption request is received in good order. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. Under unusual circumstances, the Funds can also suspend or postpone payment, when permitted by applicable law and regulations. The Funds’ transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in Financial Industry Regulatory Authority Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to

E-8

market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.

The USA PATRIOT Act may require a Fund, a financial intermediary, or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open an account. If a Fund, a financial intermediary, or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Risk of Substantial Redemptions.

If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Exchanges

Generally, you can exchange shares of one Fund for the same class of shares of another MassMutual Fund, except as noted below and, with respect to certain series of the MassMutual Premier Funds, in those cases when exchanges are not permitted, as described in the applicable Prospectus under “Placing Transaction Orders-For Shareholders holding shares of the Trust prior to November 1, 2004.” Any share class of another MassMutual Fund may be exchanged for Class R5 shares of the MassMutual U.S. Government Money Market Fund. If Class R5 shares of the MassMutual U.S. Government Money Market Fund are exchanged for Class A shares of another MassMutual Fund or Class L shares of the MassMutual Short-Duration Bond Fund, any sales charge applicable to those Class A or Class L shares, as applicable, will typically apply. For individual retirement accounts described in Code Section 408, Class R5 shares of the MassMutual U.S. Government Money Market Fund may only be exchanged for Class A shares of another MassMutual Fund (in which case any sales charge applicable to those Class A shares will typically apply), Class R4 shares of the MassMutual Total Return Bond Fund and MM S&P 500® Index Fund may only be exchanged for Class A shares of another MassMutual Fund (in which case any sales charge applicable to those Class A shares will typically apply), and Class A shares of any other MassMutual Fund may, with respect to the MassMutual Total Return Bond Fund and MM S&P 500® Index Fund, only be exchanged for Class R4 shares. Class L shares of the MassMutual Short-Duration Bond Fund may be exchanged for Class A shares of any other MassMutual Fund. Class A shares of the MassMutual Global Floating Rate Fund, and MassMutual Global Credit Income Opportunities Fund may, with respect to the MassMutual Short-Duration Bond Fund, only be exchanged for Class L shares. An exchange is treated as a sale of shares in one MassMutual Fund and a purchase of shares in another MassMutual Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MML Advisers, a broker-dealer, or another intermediary authorized for this purpose. You can only exchange into shares of another MassMutual Fund if you meet any qualification requirements of the MassMutual Fund into which you seek to exchange (for example, shares of some MassMutual Funds are not available to purchasers through certain investment channels, and some may be available only to certain types of shareholders). In addition, in limited circumstances, such as those described above, for certain MassMutual Funds the share class available for exchange may not be the same share class as the MassMutual Fund from which you are exchanging. Exchange requests involving a purchase into any MassMutual Fund (except the MassMutual Total Return Bond Fund, MassMutual U.S. Government Money Market Fund, MassMutual Inflation-Protected and Income Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual Short-Duration Bond Fund, MassMutual High Yield Fund, MassMutual Clinton Limited Term Municipal Fund, MassMutual Clinton Municipal Fund, MassMutual Clinton Municipal Credit Opportunities Fund, MassMutual Global Floating Rate Fund, and MassMutual Global Credit Income Opportunities Fund), however, will not be accepted if you have already made a purchase followed by a redemption involving

E-9

the same MassMutual Fund within the last 60 days. This restriction does not apply to rebalancing trades executed by any of the MassMutual Select T. Rowe Price Retirement Funds and MassMutual Target Allocation Funds. This restriction also does not apply to exchanges made pursuant to certain asset allocation programs, systematic exchange programs, and dividend exchange programs. If you place an order to exchange shares of one MassMutual Fund for another through a broker-dealer or other intermediary then, in order for your exchange to be effected based on the MassMutual Fund’s next determined NAVs, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the MassMutual Funds.

Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict, or refuse exchange purchases, if, in the opinion of MML Advisers:

•	you have engaged in excessive trading;
•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;
•	a pattern of exchanges occurs which coincides with a market timing strategy; or
•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption, or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday, and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

For Shareholders holding shares of the MassMutual Premier Funds prior to November 1, 2004

With respect to shares received on November 1, 2004 by former DLB Fund Group investors, transaction orders are limited to purchases and redemptions. These shares may not be exchanged for shares of another Fund of the MassMutual Premier Funds.

Transaction Orders by Telephone and in Writing

In general, you may purchase, exchange, or sell (redeem) shares on any business day through your financial intermediary or by contacting the transfer agent in writing or by telephone, as described below.

Transaction Orders by Telephone

Transaction orders placed by telephone will only be accepted if an Application for Telephone Trading Privileges has been completed and returned to State Street Bank and Trust Company (“State Street”), the Funds’ transfer agent.

You may obtain an Application for Telephone Trading Privileges by contacting Shareholder Servicing at 1-877-766-0014. Persons electing to place transaction orders by telephone are able to do so through the following dedicated telephone number: MassMutual Select Funds and MassMutual Premier Funds Transaction Line, 1-800-860-2232.

Transaction Orders in Writing

If you do not want to utilize telephone privileges, you may place your shareholder trades by sending written instructions to State Street. Transaction orders placed in writing should be addressed to State Street Bank and Trust Company, Attn: Transfer Agency Operations, Box 5493, Boston, MA 02206 and should include the following information:

E-10

•	A letter of instruction signed by an authorized signer of the account detailing the fund name, account number, and trade details; including the trade type (purchase or redemption), and the dollar or share amount. The trade will be processed upon receiving the request in good order.

•	The signature on the letter of instructions must be guaranteed by an acceptable financial institution (such as a bank, broker, or savings and loan association) as defined under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. If your financial institution belongs to one of the medallion guarantee programs, it must use the actual “Medallion Guaranteed” stamp.
•	If applicable, a corporate resolution which states that the extract of the by-laws is true and complete and is in full force and effect.
•	The resolution must be signed by the secretary. It must have a corporate seal or state that no seal exists. If there is no seal, the corporate resolution must be signed by an authorized signer with a medallion guaranteed stamp and must be dated within sixty (60) days of presentment to State Street.

How to Invest

Outlined below are various methods for buying shares of the Funds:

Method	Instructions
Through your financial intermediary	Your financial intermediary can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your financial intermediary must receive your request in good order prior to the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern time. Your financial intermediary may charge you fees for executing the purchase for you.
By exchange	You or your financial intermediary may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by MML Advisers for shares of the same class of a Fund, subject to the conditions described in “Exchanges” above. In addition, you or your financial intermediary may exchange shares of a class of a Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchanges.” To exchange, send written instructions to the applicable Fund, at the address noted below(1) or call 1-800-860-2232.
By wire

You may purchase shares of a Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1-800-860-2232 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire.

To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern time.

E-11

If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to MassMutual Select Funds or MassMutual Premier Funds, as applicable - (Fund Name), at the address noted below.(1) After completing a new account application, please call 1-800-860-2232 to obtain your account number. Please include your account number on the wire.

By check	To purchase shares of a Fund by check, make your check payable to ‘MassMutual Select Funds’ or ‘MassMutual Premier Funds,’ as applicable. Your checks should include the fund name which you would like to purchase along with your account number (if previously established). Your request should be mailed to the address listed below.(1) The Funds will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents, or payments in foreign currencies are not acceptable forms of payment.
(1)	Regular Mail: State Street Bank and Trust Company, Attn: MassMutual Transfer Agency, Mail Code JAB0321, Box 5493, Boston, MA 02206 Overnight Mail: State Street Bank and Trust Company, Attn: MassMutual Transfer Agency, Mail Code JAB0321, 1776 Heritage Drive, No. Quincy, MA 02171

Cost Basis Reporting

In the case of individuals holding shares in a Fund directly, upon the redemption or exchange of shares in a Fund, the Fund or, if a shareholder purchased shares through a financial intermediary, the financial intermediary generally will be required to provide the shareholder and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares redeemed or exchanged. Please contact the Funds by calling 1-888-309-3539 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

Frequent Trading Policies

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage, and do not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance.

The Trustees, on behalf of the Funds, have approved the policies and procedures adopted by MML Advisers to help identify those individuals or entities MML Advisers determines may be engaging in excessive trading and/or market timing activities. MML Advisers monitors trading activity to uniformly enforce its procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MML Advisers’ efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MML Advisers will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MML Advisers, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption, and exchange orders over the internet, may be suspended for such account.

E-12

Omnibus Account Limitations. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and other financial intermediaries such as broker-dealers, advisers, and third-party administrators. Not all omnibus accounts apply the policies and procedures adopted by the Funds and MML Advisers. Some omnibus accounts may have different or less restrictive policies and procedures regarding frequent trading, or no trading restrictions at all. If you hold your Fund shares through an omnibus account, that financial intermediary may impose its own restrictions or limitations to discourage excessive trading and/or market timing activity. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Funds’ ability to identify and deter excessive trading and/or market timing activities through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent trading of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. Because the Funds receive these orders on an aggregated basis and because the omnibus accounts may trade with numerous fund families with differing frequent trading policies, the Funds are limited in their ability to identify or deter those individuals or entities that may be engaging in excessive trading and/or market timing activities. While the Funds and MML Advisers encourage those financial intermediaries to apply the Funds’ policies to their customers who invest indirectly in the Funds, the Funds and MML Advisers may need to rely on those intermediaries to monitor trading in good faith in accordance with its or the Funds’ policies, since individual trades in omnibus accounts are often not disclosed to the Funds. While the Funds will generally monitor trading activity at the omnibus account level to attempt to identify excessive trading and/or market timing activity, reliance on intermediaries increases the risk that excessive trading and/or market timing activity may go undetected. If evidence of possible excessive trading and/or market timing activity is observed by the Funds, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Funds that appropriate action has been taken to limit any excessive trading and/or market timing activity.

Determining Net Asset Value

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Advisers will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be

E-13

valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral.

The Trustees have designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.

The Funds’ valuation methods are also described in the SAI.

Taxation and Distributions

Each Fund has elected to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to U.S. federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year and 98.2% of its capital gain net income recognized during the one-year period ending October 31 plus any retained amount from the prior year generally will be subject to a non-deductible 4% excise tax on the undistributed amount.

Certain investors, including most tax-advantaged plan investors, may be eligible for preferential U.S. federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or in connection with a life insurance company separate investment account, should consult its tax advisers about the U.S. federal, state, local, and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities in shares of a Fund.

Investors are generally subject to U.S. federal income taxes on distributions received in respect of their shares. Distributions are taxed to investors in the manner described herein whether distributed in cash or additional shares of the Fund. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have

E-14

owned) the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income. Certain dividends may be eligible for the dividends-received deduction for corporate shareholders to the extent they are reported as such. Dividends properly reported as capital gain dividends (relating to gains from the sale of capital assets held by a Fund for more than one year) are taxable in the hands of an investor as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Distributions from REITs generally do not qualify as qualified dividend income. Funds investing primarily in fixed income instruments generally do not expect a significant portion of their distributions to be derived from qualified dividend income.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For this purpose “net investment income” generally includes: (i) distributions paid by a Fund, including any capital gain dividends, and (ii) net capital gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends, and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute at least annually substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryforwards. For each Fund other than the MassMutual Core Bond Fund, distributions, if any, are declared and paid at least annually. For the MassMutual Core Bond Fund, except with respect to any capital gains, the Fund intends to declare a dividend daily and to pay out any dividends to shareholders at least monthly.

Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder. A shareholder that itself qualifies as a regulated investment company is permitted to report a portion of its distributions as “qualified dividend income,” provided certain requirements are met.

Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to the disposition of shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of a Fund, other than a Fund that makes the election referred to below, generally will not be entitled to claim a credit or deduction with respect to such foreign taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays directly or, under certain circumstances, indirectly through its investments in ETFs or other investment companies that are regulated investment companies for U.S. federal income tax purposes. If any Fund makes this election, a shareholder of the Fund must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its U.S. federal tax return subject to certain limitations. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. A shareholder that itself qualifies for treatment as a regulated investment company and that qualifies as a “qualified fund of funds” may elect to pass through to its shareholders a tax credit or deduction passed through by a Fund.

E-15

In addition, a Fund’s investments in foreign securities, fixed income securities, derivatives, or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Certain of a Fund’s investments, including certain debt instruments, could cause the Fund to recognize taxable income in excess of the cash generated by such investments; a Fund could be required to sell other investments, including when not otherwise advantageous to do so, in order to make required distributions.

Distributions by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (i) capital gain dividends, (ii) “interest-related dividends” (i.e., U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder), and (iii) “short-term capital gain dividends” (i.e., net short-term capital gains in excess of net long-term capital losses), in each case to the extent such distributions were properly reported as such by the Fund, generally are not subject to withholding of U.S. federal income tax. Distributions by a Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign persons should refer to the SAI for further information, and should consult their tax advisors as to the tax consequences to them of owning Fund shares.

The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in a Fund could have on their own tax situations, including possible U.S. federal, state, local, and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-advantaged retirement plans.

E-16

Appendix F
Intermediary-Specific Sales Charge Reductions and Waivers

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For sales charge reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such reductions or waivers.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).
•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus.
•	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

Contingent Deferred Sales Charge Waivers on Class A Shares available at Merrill Lynch

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
F-1

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
•	Shares acquired through a right of reinstatement.
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms (applicable to Class A shares only).
•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Other Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent

•	Breakpoints as described in this Prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

MORGAN STANLEY

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, as applicable, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs, or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain front-end or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available

F-2

through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent Deferred Sales Charge Waivers on Class A shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
F-3

UBS

Class Y shares may also be available on UBS’s brokerage platform since it has entered into an agreement with the Funds’ distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class Y may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.

WELLS FARGO

Shareholders purchasing Fund shares through a Wells Fargo platform or account are eligible only for the following load (front-end sales charges waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may different from those disclosed elsewhere in the Fund’s Prospectus or SAI.

F-4

MASSMUTUAL SELECT FUNDS

MASSMUTUAL PREMIER FUNDS

STATEMENT OF ADDITIONAL INFORMATION

[•], 2025

This Statement of Additional Information (the “SAI”) relates to the reorganization of each series of MassMutual Select Funds listed below (each, a “Selling Fund,” and together, the “Selling Funds”) with and into the corresponding series of the MassMutual Select Funds or MassMutual Premier Funds, as identified below under the heading “Acquiring Funds” (each, an “Acquiring Fund”), which is listed opposite the Selling Fund in the table below (each, a “Reorganization,” and together, the “Reorganizations”).

Selling Funds	Acquiring Funds
MassMutual Equity Opportunities Fund (a series of MassMutual Select Funds)	MassMutual Diversified Value Fund (a series of MassMutual Select Funds)
MassMutual Total Return Bond Fund (a series of MassMutual Select Funds)	MassMutual Core Bond Fund (a series of MassMutual Premier Funds)

This SAI contains information which may be of interest to shareholders of the Selling Funds but which is not included in the combined information statement/prospectus dated [•], 2025 (the “Combined Information Statement/Prospectus”) relating to the Reorganizations. As described in the Combined Information Statement/Prospectus, each of the Reorganizations involves the transfer of all of the assets of a Selling Fund to, and the assumption of all of the liabilities of the Selling Fund by, an Acquiring Fund, in exchange for a number of shares of equivalent value of the Acquiring Fund. This transfer will occur following the satisfaction of all conditions to the Reorganization. Each Selling Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of each Selling Fund.

This SAI is not a prospectus and should be read in conjunction with the Combined Information Statement/Prospectus. The Combined Information Statement/Prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by writing to the Acquiring Funds at MassMutual Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions, or call 1-888-309-3539.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Attached hereto as Appendix A is the Statement of Additional Information of MassMutual Diversified Value Fund dated February 1, 2025, as supplemented to date (the “MassMutual Select Funds SAI”).

Attached hereto as Appendix B is the Statement of Additional Information of MassMutual Core Bond Fund dated February 1, 2025, as supplemented to date (the “MassMutual Premier Funds SAI”).

SUPPLEMENTAL FINANCIAL INFORMATION

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Funds are not included in this SAI.

Tables showing the fees of the Selling Funds and the Acquiring Funds, and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganizations, are included in the “Comparison of Fees and Expenses” sub-sections of each “Synopsis of Reorganization” section in the Combined Information Statement/Prospectus.

The Reorganization will not result in a material change to the Selling Funds’ investment portfolios due to the investment restrictions of the corresponding Acquiring Funds. As a result, a schedule of investments of each of the Selling Funds modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Selling Funds’ portfolios in advance of the Reorganizations and/or the Acquiring Funds’ portfolios following the Reorganizations.

There are no material differences in accounting policies of the Selling Funds as compared to those of the Acquiring Funds.

FINANCIAL STATEMENTS

Deloitte & Touche LLP (“Deloitte”), 115 Federal Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for each Selling Fund and each Acquiring Fund. Deloitte conducts annual audits of the financial statements of each series of the MassMutual Select Funds and MassMutual Premier Funds (each, a “Trust” and together, the “Trusts”), consults with each Trust as to accounting matters, and provides assistance in connection with the preparation of various SEC filings.

The following documents, each of which has been filed with the SEC and will be sent to any shareholder requesting this SAI, are incorporated by reference into this SAI.

MassMutual Select Funds (SEC file nos. 811-08274 and 033-73824)

•	the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Form N-CSR filed by MassMutual Select Funds for each Selling Fund and MassMutual Diversified Value Fund for the year ended September 30, 2024.

•	the unaudited financial statements included in the unaudited Form N-CSR filed by MassMutual Select Funds for each Selling Fund and MassMutual Diversified Value Fund for the six months ended March 31, 2025.

MassMutual Premier Funds (SEC file nos. 811-08690 and 033-82366)

•	the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Form N-CSR filed by MassMutual Premier Funds for the MassMutual Core Bond Fund for the year ended September 30, 2024.

•	the unaudited financial statements included in the unaudited Form N-CSR filed by MassMutual Premier Funds for the MassMutual Core Bond Fund for the six months ended March 31, 2025.
1

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION OF MASSMUTUAL SELECT FUNDS

MASSMUTUAL FUNDS
MassMutual Overseas Fund
(the “Fund”)
Supplement dated April 25, 2025 to the
Statement of Additional Information dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The following information replaces similar information for the Fund found in the second full table shown on page B-93 in the section titled Portfolio Transactions and Brokerage:
	Dollar Value of Those Transactions	Amount of Commissions
Overseas Fund	$73,344,819	$31,957
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMSAI-25-06

MASSMUTUAL FUNDS
MassMutual Select T. Rowe Price International Equity Fund
(the “Fund”)
Supplement dated April 4, 2025 to the
Statement of Additional Information dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective July 1, 2025, T. Rowe Price Singapore Private Ltd (“T. Rowe Price Singapore”) will be removed as a sub-subadviser to the Fund. All references to T. Rowe Price Singapore will be removed.
Effective immediately, the following information replaces similar information for the Fund found on page B-262 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of the MM Select T. Rowe Price International Equity Fund are Elias Chrysostomou, Richard N. Clattenburg, Colin McQueen, Eric Moffett, Oluwaseun Oyegunle, Ernest C. Yeung, and Wenli Zheng. Mr. Moffett is expected to retire from T. Rowe Price Singapore on June 30, 2025.
Effective immediately, the following information supplements the information for the Fund found on page B-263 under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Oluwaseun Oyegunle
Registered investment companies**	1	$91,036,393	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Wenli Zheng
Registered investment companies**	2	$5,685,058,797	0	$0
Other pooled investment vehicles	6	$1,279,683,742	0	$0
Other accounts	2	$98,822,822	0	$0
* The information provided is as of December 31, 2024.
** Does not include the MM Select T. Rowe Price International Equity Fund.
Ownership of Securities:
As of December 31, 2024, Messrs. Oyegunle and Zheng did not own any shares of the MM Select T. Rowe Price International Equity Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMSAI-25-05

MASSMUTUAL FUNDS
MM S&P 500® Index Fund (the “Fund”)
Supplement dated March 31, 2025 to the
Statement of Additional Information dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective April 25, 2025, BlackRock Investment Management, LLC (“BlackRock”) will replace Northern Trust Investments, Inc. (“NTI”) as subadviser of the Fund.
Effective April 25, 2025, the following information replaces similar information found in the second paragraph of the section titled General Information on page B-3:
BlackRock Investment Management, LLC (“BlackRock”) manages the investment of the assets of the S&P 500 Index Fund;
MML Advisers, AllianceBernstein, American Century, Blackrock, Brandywine Global, Frontier, Harris, Invesco Advisers, Loomis Sayles, MFS, MetWest, T. Rowe Price, T. Rowe Price Hong Kong, T. Rowe Price International, T. Rowe Price Investment Management, T. Rowe Price Singapore, and Wellington Management are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers.
Effective April 25, 2025, the following information replaces similar information found in the first paragraph of the section titled Management of the Trust on page B-53:
As investment adviser and subadvisers to the Funds, respectively, MML Advisers and AllianceBernstein, American Century, BlackRock, Brandywine Global, Frontier, Harris, Invesco Advisers, Loomis Sayles, MFS, MetWest, T. Rowe Price, T. Rowe Price Hong Kong, T. Rowe Price International, T. Rowe Price Investment Management, T. Rowe Price Singapore, and Wellington Management may be considered part of the management of the Trust.
Effective April 25, 2025, information related to NTI found on page B-81 under the heading Unaffiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements, is deleted.
Effective April 25, 2025, the following information supplements similar information found beginning on page B-79 under the heading Unaffiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements:
Blackrock
MML Advisers has entered into a Subadvisory Agreement with BlackRock pursuant to which BlackRock serves as a subadviser for S&P 500 Index Fund. This agreement provides that BlackRock manage the investment and reinvestment of the assets of the Fund. BlackRock is located at 1 University Square, Princeton, New Jersey 08540. BlackRock is an affiliate of BlackRock Advisors, LLC, which is an indirect, wholly-owned subsidiary of BlackRock, Inc.
BlackRock also provides subadvisory services for the MML Equity Index Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser and the MML Blend Fund, MML iShares® 60/40 Allocation Fund, and MML iShares® 80/20 Allocation Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Effective April 25, 2025, the following information replaces similar information found in the section titled Codes of Ethics on page B-91
The Trust, MML Advisers, the Distributor, AllianceBernstein, American Century, BlackRock, Brandywine Global, Frontier, Harris, Invesco Advisers, Loomis Sayles, MFS, MetWest, T. Rowe Price, T. Rowe Price Hong Kong, T. Rowe Price International, T. Rowe Price Investment Management, T. Rowe Price Singapore, and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”)

pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.
Effective April 25, 2025, information related to NTI beginning on page B-219 in the section titled APPENDIX B—Proxy Voting Policies is deleted.
Effective April 25, 2025, the following information supplements the information beginning on page B-116 in the section titled APPENDIX B—Proxy Voting Policies:
BLACKROCK INVESTMENT MANAGEMENT, LLC
BlackRock Investment Stewardship Global Principles for Benchmark Policies
January 2025
Introduction to BlackRock Investment Stewardship
BlackRock’s clients depend on us to help them meet their varied investment goals. We consider it one of our responsibilities to be an informed, engaged shareholder on their behalf, given the business decisions that companies make have a direct impact on our clients’ long-term investment outcomes and financial well-being. BlackRock Investment Stewardship (BIS) is a dedicated function within BlackRock, which is responsible for engaging with public companies on behalf of index strategies. Investment Stewardship is one of the ways we fulfill our fiduciary responsibilities as an asset manager to our clients. Our sole objective when conducting our stewardship program is to advance our clients’ long-term financial interests.1
BIS takes a long-term approach in our stewardship efforts, reflecting the investment horizons of the majority of our clients. BIS does this through:
1.   Engaging with companies in a two-way dialogue to build our understanding of a company’s practices and inform our voting decisions.
2.   Voting at shareholder meetings on management and shareholder proposals on behalf of clients who have delegated voting authority to BlackRock.
3.   Contributing to industry dialogue on stewardship to share our perspectives on matters that may impact our clients’ investments.
4.   Reporting on our activities to inform clients about our stewardship efforts on their behalf through a range of publications and direct reporting.

1 BIS’ Benchmark Policies, and the vote decisions made consistent with these policies, take a financial materiality based approach and are focused solely on advancing clients’ financial interests. BIS’ Benchmark Policies—comprised of the BIS Global Principles, regional voting guidelines, and engagement priorities—apply to clients’ assets invested through index strategies and provide guidance on our position on common corporate governance matters. We take a globally consistent approach, while recognizing the unique markets and sectors in which companies operate. BlackRock offers a wide range of investment products and funds to support our clients’ unique and varied investment objectives. Other materials on the BIS website might also provide useful context.

Philosophy on investment stewardship
Sound governance is critical to the success of a company, the protection of investors’ interests, and long-term financial value creation. Research indicates that high-performing companies will effectively evaluate and address risks and opportunities relevant to their businesses, which supports durable, long-term financial value creation.2
Setting, executing, and overseeing strategy are the responsibility of management and the board. As one of many minority shareholders, BlackRock cannot—and does not try to—direct a company’s strategy or its implementation. Our role, on behalf of BlackRock’s clients as long-term investors, is to better understand how corporate leadership is managing material risks and capitalizing on opportunities to help protect and enhance the company’s ability to deliver long-term financial returns. We aim to take a globally consistent approach, while recognizing the unique markets and sectors in which companies operate.
Shareholder rights
Corporate law, regulations and listing rules in most markets establish certain fundamental rights attached to shareholding. Shareholders should have the right to:
•
Elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws.

•
Vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure.

•
Access sufficient and timely information on material governance, strategic, and business matters to make informed decisions.

To protect the interest of minority shareholders like BlackRock’s clients, BIS holds the view that shareholder voting rights should be proportionate to economic ownership—the principle of “one share, one vote” helps to achieve this balance.
Stewardship in practice
The assets BlackRock manages belong to our clients, which include public and private pension plans, insurers, official institutions, endowments, universities, charities, family offices, wealth managers, and ultimately, the individual investors that they serve. Through stewardship, we assess how companies are creating long-term financial value to serve our clients, many of whom are saving for long-term goals, such as retirement.
As shareholders of public companies, our clients have the right to vote on matters proposed by a company’s management or its shareholders. Voting is an important mechanism for investors to express support for, or concern about, a company’s performance and most of our clients authorize BlackRock to exercise this right on their behalf. For those clients, and as a fiduciary, BlackRock is legally required to make proxy voting determinations in a manner that is consistent with their investment objectives. BIS does this by casting votes in favor of proposals that, in our assessment, will promote stronger governance and better operating practices and, in turn, potentially enhance long-term shareholder value. Our vote decisions are informed by our in-depth analysis of company disclosures, engagement with boards and management teams, third-party research, and comparisons against a company’s industry peers.
BIS takes a constructive, long-term approach to our engagement with companies, reflecting the investment horizons of the majority of our clients. An engagement is a meeting between BIS and a company’s board and management that helps improve our understanding of the company’s business model and material risks and opportunities, to inform our voting decisions on behalf of clients who authorize us to vote on their behalf. In these two-way conversations, we listen to and learn directly from company directors and executives and ask questions relevant to their business. Either a company or BIS can request an

2 PwC, “The 3 things all high-performing companies do”. Harvard Business Review, “6 Strategic Concepts That Set High-Performing Companies Apart”, March 2024.

engagement. Many of the engagements are initiated by companies to discuss their long-term strategy, risk and opportunity set, and management’s plan to deliver financial returns through business cycles. The ongoing, multiyear nature of our engagements allows us to build strong relationships with company leadership and mutual understanding on key matters of corporate governance and the drivers of long-term financial performance.
Generally, we support the vote recommendations of the board of directors and management. In case of concerns, we typically raise these through dialogue with board members and management teams first.
When we determine it is in our clients’ financial interests to convey concern to companies through voting, we do so in two forms: we might not support the election of directors or other management proposals, or we might not support management’s voting recommendation on a shareholder proposal.
Key themes
While accepted standards and norms of corporate governance can differ between markets, in our experience, there are certain globally applicable fundamental elements of corporate governance that contribute to a company’s ability to create long-term financial value for shareholders. These global themes are set out in this overarching set of principles (the “Principles”), which are anchored in transparency and accountability.
At a minimum, it is our view that companies should observe the accepted corporate governance standards in their domestic market,3 and we ask that, if they do not, they explain how their approach better supports durable, long-term financial value creation.
These Principles cover seven key subjects:
•
Boards and directors

•
Auditors and audit-related issues

•
Capital structure, mergers, asset sales, and other special transactions

•
Executive compensation

•
Material sustainability-related risks and opportunities

•
Other corporate governance matters and shareholder protections

•
Shareholder proposals

Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to common ballot items for shareholder meetings in those markets. Alongside the Principles and regional voting guidelines, BIS publishes our engagement priorities which reflect the five themes on which we most frequently engage companies, where they are relevant, as these can be a source of material business risk or opportunity. Collectively, these BIS policies set out the core elements of corporate governance that guide our investment stewardship program globally and within each market. The BIS policies are not prescriptive, applied on a pragmatic, case-by-case basis, taking into consideration a number of factors, including the sector, market, and business environment within which a company is operating.
Boards and directors
Companies whose boards are comprised of appropriately qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. A strong board gives a company a competitive advantage, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance. As part of their responsibilities, board members have a fiduciary duty to shareholders

3 Our regional voting guidelines, which we publish on the BIS website, reflect these different market standards and norms. Depending on the market, generally accepted practice is informed by corporate law, market regulation, best practices, and industry initiatives, amongst other factors.

to oversee the strategic direction, operations, and risk management of a company. This is why our investment stewardship efforts have always started with the performance of the board of directors, and why we see engagement with, and the election of, directors as one of our most important responsibilities. We engage, as necessary, with members of the board’s nominating and/or governance committee to assess whether governance practices and board composition are appropriate given a company’s business model and we take into consideration a number of factors, including the sector, market, and business environment within which a company is operating.
We view it as good practice when the board establishes and maintains a framework of robust and effective governance mechanisms to support its oversight of the company’s strategy and operations consistent with the long-term economic interests of investors. There should be clear descriptions of the role of the board and the committees of the board and how directors engage with and oversee management. Disclosure of material risks that may affect a company’s long-term strategy and financial value creation, including material sustainability-related factors when relevant, is helpful for investors to appropriately understand and assess how effectively management is identifying, managing, and mitigating such risks.
We seek to understand management’s long-term strategy and the milestones against which investors should assess its implementation. If any strategic targets are significantly missed or materially restated, we find it helpful when company disclosures provide a detailed explanation of the changes and an indication of the board’s role in reviewing the revised targets. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s strategy.
Where a company has not adequately disclosed and demonstrated that its board has fulfilled these corporate governance and risk oversight responsibilities, we may consider voting against the election of directors who, on our assessment, have particular responsibility for the issues. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration its governance, business practices that support durable, long-term financial value creation, and performance. Set out below are factors we may take into consideration.
Regular accountability through director elections
To ensure accountability for their actions on behalf of shareholders, directors should stand for election on a regular basis, ideally annually.4 Annual director elections allow shareholders to reaffirm their support for board members and/or hold them accountable for their decisions in a timely manner. When board members are not elected annually, in our experience, it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for election at each annual general meeting.
Effective board composition
Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect developments in the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking, while supporting both continuity and appropriate succession planning. We consider the average overall tenure of the board and seek a balance between the knowledge and experience of longer-serving directors and the fresh perspectives of directors who joined more recently.
We encourage companies to regularly review the effectiveness of their board (including its size), and assess directors nominated for election in the context of the composition of the board as a whole. In our view, the company’s assessment should consider a number of factors, including each director’s independence and time commitments, as well as the breadth and relevance of director experiences and skillsets, and how these collectively contribute to the board’s effectiveness in advising and overseeing management in delivering long-term financial returns.

4 In most markets directors stand for re-election on an annual or triennial basis, as determined by corporate law, market regulation or voluntary best practice.

Director independence—from management, significant shareholders, or other related parties—is a central tenet of sound corporate governance across markets.5 We encourage boards to have a sufficient number of independent directors, free from conflicts of interest or undue influence, to ensure objectivity in the decision-making of the board and its ability to oversee management. We generally consider it good practice for independent directors to make a majority of the board, or in the case of controlled companies, at least one-third.
Common impediments to independence may include but are not limited to:
•
Current or recent employment at the company or a subsidiary

•
Being, or representing, a shareholder with a substantial shareholding in the company

•
Interlocking directorships

•
Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders

In our experience, boards are most effective at overseeing and advising management when there is a senior, independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. The lead independent director or another appropriate director should be available to meet with shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors or require additional focus. It is our view that objective oversight of such matters is best achieved when the board forms committees with a majority of independent directors, depending on market norms and a company’s ownership structure. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.
When nominating directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the capabilities and suitability of each individual nominee and their fit within overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board, as well as the particular skill sets of individual directors, aligns with the company’s long-term strategy and business model. Highly qualified, engaged directors with professional characteristics relevant to a company’s business and strategy enhance the ability of the board to add value and be the voice of shareholders in board discussions.
It is in this context that we are interested in a variety of experiences, perspectives, and skillsets in the board room. We see it as a means of promoting diversity of thought to avoid “group think” in the board’s exercise of its responsibilities to advise and oversee management.
In assessing board composition, we take a case-by-case approach based on a company’s board size, business model, strategy, location and market capitalization. We look for companies to explain how their approach to board composition supports the company’s governance practices.
We note that in many markets, policymakers have set board gender diversity goals which we may discuss with companies, particularly if there is a risk their board composition may be misaligned. We ask

5 Please see: Tokyo Stock Exchange. “Japan’s Corporate Governance Code.” June 11, 2021; Financial Reporting Council. “UK Corporate Governance Code.” July 16, 2018; Investor Stewardship Group. “Corporate Governance Principles for US Listed Companies.”

boards to disclose, consistent with local laws, how diversity, including professional and personal characteristics, is considered in board composition, given the company’s long-term strategy and business model.6
Sufficient capacity
As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities-including when there are unforeseen events—and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, we look for the assumptions made by management and reviewed by the auditor in preparing the financial statements to be reasonable and justified.
The accuracy of financial statements, inclusive of financial and non-financial information as required or permitted under market-specific accounting rules, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we anticipate investors and other users of company reporting will increasingly seek to understand and scrutinize the assumptions underlying financial statements, particularly those that pertain to the impact of the transition to a low-carbon economy on a company’s business model and asset mix. We recognize that this is an area of evolving practice and note that international standards setters, such as the International Financial Reporting Standards (IFRS) Board and the International Auditing and Assurance Standards Board (IAASB), continue to develop their guidance to companies.7
In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information and internal control frameworks. Moreover, in the absence of a dedicated risk committee, these committees can provide oversight of Enterprise Risk Management systems.8 In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.
Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight. We recognize that audit committees will rely on management, internal audit, and the independent auditor in fulfilling their responsibilities but look to committee members to demonstrate they have relevant expertise to monitor and oversee the audit process and related activities.
We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or internal audit function.

6 Personal characteristics may include, but are not limited to, gender; race/ethnicity; disability; veteran status; LGBTQ+; and national, Indigenous, religious, or cultural identity.
7 IFRS, “IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information”, June 2023, and IAASB, “IAASB Launches Public Consultation on Landmark Proposed Global Sustainability Assurance Standard”, August 2023.
8 Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. Please see the Committee of Sponsoring Organizations of the Treadway Commission (COSO), “Enterprise Risk Management”, 2023.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, we look for the fees earned to be disclosed and explained. We look for Audit committees to have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. We look to the audit or risk committee to periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent auditors and management’s steps to address them. In the absence of detailed disclosures, we may reasonably conclude that companies are not adequately managing risk.
Capital structure, mergers, asset sales, and other special transactions
The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are basic rights of share ownership and a core principle of effective governance. Shareholders, as the residual claimants, have the strongest interest in protecting the financial value of the company, and voting rights should match economic exposure, i.e. one share, one vote.
In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction should clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We find long-term investors like our clients typically benefit when proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that the financial interests of executives and/or board members in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.
As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our view, shareholders are broadly capable of making decisions in their own best interests. We encourage any so-called “shareholder rights plans” proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.
Executive compensation
In most markets, one of the most important roles for a company’s board of directors is to put in place a compensation structure that incentivizes and rewards executives appropriately. Executive compensation is an important tool used by companies to support long-term financial value creation. In our experience, well-structured compensation policies reward the successful delivery of strategic, operational, and/or financial goals, encourage an appropriate risk appetite, and align the interests of shareholders and executives through equity ownership.
We look for there to be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on whether companies should use sustainability-related criteria in compensation structures, but, where they are included, we look to companies to be as rigorous as they would be in setting other financial or operational targets. Long-term incentive plans should encompass timeframes that 1) are distinct from annual executive compensation structures and metrics, and 2) encourage the delivery of strong financial results over a period of years.
When designing, reviewing, and approving executive compensation policies, board compensation committees—or board members responsible for setting executive compensation—should carefully consider the company’s specific circumstances, such as its risk profile, the environment in which it operates, and the individuals the board is trying to attract, retain and incentivize. We look to the compensation committees to guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices or the company’s business and executive compensation strategies.
We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we appreciate disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking, rather than also considering rigorous measures of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded performance.
We encourage boards to consider building clawback provisions into incentive plans such that companies could clawback compensation or require executives to forgo awards when compensation was based on faulty financial statements or deceptive business practices. We also favor recoupment from or the foregoing of the grant of any awards by any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.
In our view, non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
BIS may convey concerns through not supporting management’s proposals to approve compensation, where they are on the agenda. We may also vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.
Material sustainability-related risks and opportunities
It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses.9 As with all risks and opportunities in a company’s

9 By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators.

business model, appropriate oversight of material sustainability considerations is a core component of having an effective governance framework that supports durable, long-term financial value creation.
Robust disclosure allows investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. We find it helpful when companies’ disclosures demonstrate that they have a resilient business model that integrates material sustainability- related risks and opportunities into their strategy, risk management, and metrics and targets, including industry-specific metrics. The International Sustainability Standards Board (ISSB) standards, IFRS S1 and S210 may prove helpful to companies in preparing this disclosure. The standards build on the Task Force on Climate-related Financial Disclosures (TCFD) framework and the standards and metrics developed by the Sustainability Accounting Standards Board (SASB), which have both converged under the ISSB. We recognize that companies may phase in reporting aligned with the ISSB standards over several years. We also recognize that some companies may report using different standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
We note that climate and other sustainability-related disclosures often require companies to collect and aggregate data from various internal and external sources. We recognize that the practical realities of data collection and reporting may not line up with financial reporting cycles and companies may require additional time after their fiscal year-end to accurately collect, analyze, and report this data to investors. That said, while we do not prescribe timelines regarding when companies make these disclosures, we encourage them to produce climate and other sustainability-related disclosures sufficiently in advance of their annual meeting, to the best of their abilities to provide investors with time to assess the data and make informed decisions.
Companies may also choose to adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry initiatives on managing specific operational risks may provide useful guidance to companies on best practices and disclosures. While not a voting item, we find it helpful to our understanding of investment risk when companies disclose any relevant global climate and other sustainability-related standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.
Climate and nature-related risk
In our view, the transition to a low-carbon economy is one of several mega forces reshaping markets.11 Our research shows that the low-carbon transition is a structural shift in the global economy that will be shaped by changes in government policies, technology, and consumer and investor preferences, which may be material for many companies.12Yet the path to a low-carbon economy is uncertain and uneven, with different parts of the economy moving at different speeds. BIS recognizes that it can be challenging for companies to predict the impact of climate-related risk and opportunity on their businesses and operating environments. Many companies are assessing how to navigate the low-carbon transition while delivering long-term financial value to investors. At companies where these climate-related risks are material, we find it helpful when they publicly disclose, consistent with their business model and sector, how they intend to deliver long-term financial performance through the transition to a low-carbon economy, including where available, their transition plan.13

10 The objective of IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information is to require an entity to disclose information about its sustainability-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity. The objective of IFRS S2 Climate-related Disclosures is to require an entity to disclose information about its climaterelated risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity.
11 BlackRock Investment Institute, “Mega forces: An investment opportunity”, 2023.
12 BlackRock Investment Institute, “Tracking the low-carbon transition”, July 2023.
13 We have observed that more companies are developing such plans, and public policymakers in a number of markets are signaling their intentions to require them or already have requirements in place, such as Australia, Brazil, and the European Union. We view transition plans as a method for a company to both internally assess and externally communicate its long-term strategy, ambition, objectives, and actions to create financial value through the global transition towards a low-carbon economy. Transition plans are building momentum internationally, with increased focus from policy makers and supervisors, including in the EU, UK, G7, G20, and from the financial industry. While many initiatives across jurisdictions outline a framework for transition plans, there is no consensus on the key elements these plans should contain. We view useful disclosure as one that communicates a company’s approach to managing financially material business relevant risks and opportunities—including climate-related risks—to deliver long-term financial performance, which allows investors to make more informed decisions. While transition plans can be helpful disclosure, BIS does not make the preparation and production of transition plans a voting issue. BIS may engage companies that have chosen to publish a transition plan to understand their planned actions and resource implications.

In our experience, disclosure consistent with the ISSB standards or the TCFD framework can help investors assess company-specific climate-related risks and opportunities, and inform investment decisions.14 Such disclosures also provide investors with insights into how companies are managing the risks associated with climate change by managing their own carbon emissions or emissions intensities to the extent financially practicable. Recognizing the value of these disclosures, in some jurisdictions, like the U.K, large companies must disclose such climate-related financial information on a mandatory basis, while in other jurisdictions these disclosures are viewed as best practice in the market.
Consistent with the ISSB standards and the TCFD framework, we seek to understand, from company disclosures and engagement, the strategies companies have in place to manage material risks to, and opportunities for, their long-term business model associated with a range of climate-related scenarios. This includes a scenario in which global warming is limited to well below 2°C, considering ambitions to achieve a limit of 1.5°C, the temperature goal recently reaffirmed by G20 members as part of the 2024 Leader’s Declaration.15
These frameworks also contemplate disclosures on how companies are setting short-, medium- and long- term targets, ideally science-based where these are available for their sector, for scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term financial interests of their investors.
While we recognize that regulators in some markets are moving to mandate certain disclosures, at this stage, we view scope 3 emissions differently from scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. We welcome disclosures and commitments companies choose to make regarding material scope 3 emissions and recognize these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate-related risks and opportunities.
In addition to climate-related risks and opportunities, the management of nature-related factors is increasingly a component of some companies’ ability to generate durable, long-term financial returns for shareholders, particularly where a company’s strategy is heavily reliant on the availability of natural capital, or whose supply chains are exposed to locations with nature-related risks. We look for such companies to disclose how they manage any reliance and impact on, as well as use of, natural capital, including appropriate risk oversight and relevant metrics and targets, to understand how these factors are integrated into strategy. We will evaluate these disclosures to inform our view of how a company is managing material nature-related risks and opportunities. We rely on company disclosures when determining how to vote on shareholder proposals addressing natural capital issues. Our publicly available commentary provides more information on our approach to natural capital.16

14 BlackRock, “Global perspectives on investing in the low-carbon transition”, June 2023. We recognize that companies may phase in reporting aligned with the ISSB standards over several years, depending on local requirements. We also recognize and respect that some companies may report using different local standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies disclose their rationale for reporting in line with the specific disclosure framework chosen and highlight the metrics that are industry- or company-specific.
15 In November 2024, G20 members reaffirmed the Paris Agreement temperature goal as part of the Leader’s Declaration. G20 members include the world’s major economies (19 countries and two regional bodies, the European Union and African Union), representing 85% of global Gross Domestic Product, over 75% of international trade, and about two-thirds of the world population.
16 Given the growing awareness of the materiality of these issues for certain businesses, enhanced reporting on a company’s natural capital dependencies and impacts would aid investors’ understanding. In our view, the final recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD) may prove useful to some companies. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of other private sector standards. TNFD-aligned reporting is not a voting issue.

Companies’ impact on their workforce, supply chains, and communities
In order to advance long-term shareholders’ interests, companies should consider the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate.
As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. In addition to understanding broader stakeholder relationships, BIS finds it helpful when companies discuss how they consider the needs of their workforce today, and the skills required for their future business strategy. We are also interested to understand how the board monitors and engages on these matters, given it is well positioned to ensure that the approach taken by management is informed by and aligns with the company’s strategy.
Companies should articulate how they address material adverse impacts that could arise from their business practices and affect critical relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. In our view, maintaining trust within these relationships can contribute to a company’s long-term success.
Other corporate governance matters and shareholder protections
In our view, shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess the effectiveness of the board’s oversight of management and whether investors’ economic interests have been protected. As a general principle, we believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.
Corporate form
In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.17 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. We appreciate when supporting documentation from companies or shareholder proponents proposing to alter the corporate form clearly explains how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals if our analysis indicates that shareholders’ economic interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.
Shareholder proposals
In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of sustainability-related risks.
BlackRock is subject to legal and regulatory requirements in the U.S. that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients,

17 Corporate form refers to the legal structure by which a business is organized.

including our ability to submit shareholder proposals. We can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.
When assessing shareholder proposals, we evaluate each proposal on its merit, considering the company’s individual circumstances and maintaining a singular focus on the proposal’s implications for long-term financial value creation. BIS’ evaluation considers whether a shareholder proposal addresses a material risk that, if left unmanaged, may impact a company’s long-term performance. We look for consistency between the specific request formally made in the proposal, the supporting documentation, and the proponents’ other communications on the issues. We also assess the company’s practices and disclosures and the costs and benefits to the company of meeting the request made in the proposal. We take into consideration a company’s governance practices and disclosures against those of their peers.
In our experience, it is helpful when companies disclose the names of the proponent or organization that has submitted or advised on the proposal.
We would not support proposals that we believe would result in over-reaching into the basic business decisions of the company, are unduly prescriptive or constraining on management. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction, while others may make requests that would be deemed illegal in a given jurisdiction.
BIS is likely to support shareholder proposals that request disclosures that help us, as long-term investors on behalf of our clients, better understand the material risks and opportunities companies face and how they are managing them, especially where this information is additive given the company’s existing disclosures. We may also support shareholder proposals that are focused on a material business risk that we agree needs to be addressed and the intended outcome is consistent with long-term financial value creation.
We recognize that some shareholder proposals bundle topics and/or specific requests. Further, the proponent’s supporting statement may refer to topics that are not directly related to the request made in the proposal. In voting on behalf of clients, we do not submit or edit proposals or the supporting statements—we must vote yes or no on the proposal as phrased by the proponent. Therefore, when we vote in support of a proposal, we are not necessarily endorsing every element of the proposal or the reasoning, objectives, or supporting statement of the proponent. We may support a proposal for different reasons from those put forth by the proponent, when we believe that, overall, it can advance our clients’ long-term financial interests. We typically explain to the company our rationale for supporting such proposals.
Alternatively, or in addition, we may vote against the election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency to a material risk. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate efforts to address a material risk.
BlackRock’s oversight of its investment stewardship activities
Oversight
BlackRock maintains advisory committees (Stewardship Advisory Committees), generally consisting of senior BlackRock index investment professionals and/or senior employees with practical boardroom experience. The Stewardship Advisory Committees review and advise on amendments to BIS regional proxy voting guidelines (the Guidelines). The advisory committees do not determine voting decisions, which are the responsibility of BIS.
In addition to the Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (Global Oversight Committee) is a risk-focused committee, comprised of the Global Head of Investment Stewardship (Global Head), and senior BlackRock executives with legal, risk and other experience relevant to team oversight. The Global Committee does not determine voting decisions, which are the responsibility of BIS.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the Guidelines.
BIS carries out engagement with companies, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may discuss complicated or particularly controversial matters with senior specialists internally, on an advisory basis, prior to making a voting decision.
Voting guidelines and vote execution
BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider proxies submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below). When exercising voting rights, BIS will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market, as well as the Principles. The voting guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests. BIS analysts may exercise their professional judgment in determining how to vote if they conclude that the Guidelines do not cover the specific matter raised by a ballot item or that an exception to the Guidelines would be in the long-term economic interests of BlackRock’s clients.
In certain markets, proxy voting involves logistical issues which can affect BIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Voting Choice
BlackRock offers Voting Choice a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.
Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, Ireland, and Canada that utilize certain equity index investment strategies, as well as eligible clients in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) strategies. In addition, institutional clients in separately managed accounts (SMAs) continue to be eligible for BlackRock Voting Choice regardless of their investment strategies.18 BlackRock also launched a U.S. Program to offer proxy voting to eligible shareholder accounts in a U.S. Fund.19
As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a thirdparty policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice. BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.
Conflicts management policies and procedures
BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•
BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•
BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•
BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•
Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•
Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•
BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•
Adopted the Guidelines which are designed to advance our clients’ long-term economic interests in the companies in which BlackRock invests on their behalf

•
Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock

18 With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.
19 Read more about BlackRock Voting Choice on our website.

clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met
•
Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for:

•
public companies that include BlackRock employees on their boards of directors

•
public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

•
public companies that are the subject of certain transactions involving BlackRock Funds

•
public companies that are joint venture partners with BlackRock, and

•
public companies when legal or regulatory requirements compel BlackRock to use an independent thirdparty voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Global Committee appoints and reviews the performance of the independent third-party voting service providers, generally on an annual basis.
Securities lending
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns while allowing fund providers to keep fund expenses lower.
With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them for voting, as guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration).20 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.

20 Recalling securities on loan can be impacted by the timing of record dates. In the U.S., for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

In almost all instances, BlackRock anticipates that the potential long-term financial value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
Reporting and vote transparency
We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Additionally, we make public our regional proxy voting guidelines for the benefit of clients and the companies in which we invest on their behalf. We also publish commentaries to share our perspective on market developments and emerging key themes.
At a more granular level, on a quarterly basis, we publish our vote record for each company that held a shareholder meeting during the period, showing how BIS voted on each proposal and providing our rationale for any votes against management proposals and on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.
In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business practices that support durable, long-term financial value creation by companies.
Effective April 25, 2025, the following information replaces the information for the Fund found on page B-260 for Northern Trust Investments, Inc. in the section titled Appendix C—Additional Portfolio Manager Information:
BlackRock Investment Management, LLC
The portfolio managers of the S&P 500 Index Fund are Jennifer Hsui and Paul Whitehead.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jennifer Hsui, CFA
Registered investment companies**	353	$2.61 trillion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Paul Whitehead, CFA
Registered investment companies**	369	$2.62 trillion	0	$0
Other pooled investment vehicles	344	$1.14 trillion	0	$0
Other accounts	136	$776.0 billion	1	$2.98 billion
* The information provided is as of December 31, 2024.
** Does not include the S&P 500® Index Fund.
Ownership of Securities:
As of December 31, 2024, the portfolio managers did not own any shares of the S&P 500® Index Fund.

Conflicts of Interest:
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2024.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation—Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the portfolios or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the portfolios and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Ms. Hsui and Mr. Whitehead is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of the Fund have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits
In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3 – 5% of eligible compensation up to the IRS limit ($345,000 for 2024). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMSAI-25-04

MASSMUTUAL FUNDS
MassMutual Overseas Fund
(the “Fund”)
Supplement dated March 20, 2025 to the
Statement of Additional Information dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective immediately, the following information supplements the information for the Fund found on page B-248 in the section titled Appendix C — Additional Portfolio Manager Information:
Mr. Manelli is expected to step down as a portfolio manager of the Overseas Fund on July 1, 2025.
Effective July 1, 2025, the following information replaces similar information for the Fund found on page B-248 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of the Overseas Fund are Anthony P. Coniaris, David G. Herro, and Eric Liu.
Effective July 1, 2025, the following information supplements the information for the Fund found on page B-248 under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Anthony P. Coniaris
Registered investment companies**	3	$2.5 billion	0	$0
Other pooled investment vehicles	35	$12.4 billion	2	$640.4 million
Other accounts	395	$3.3 billion	0	$0
* The information provided is as of December 31, 2024.
** Does not include the Overseas Fund.
Ownership of Securities:
As of December 31, 2024, Mr. Coniaris did not own any shares of the Overseas Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMSAI-25-03

MASSMUTUAL FUNDS
MassMutual Mid Cap Growth Fund
(the “Fund”)
Supplement dated March 14, 2025 to the
Statement of Additional Information dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective immediately, the following information supplements the information for the Fund found beginning on page B-261 in the section titled Appendix C — Additional Portfolio Manager Information:
Mr. Berghuis is expected to retire from T. Rowe Price Investment Management on December 31, 2025.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMSAI-25-02

MASSMUTUAL FUNDS
MassMutual Overseas Fund
Supplement dated February 26, 2025 to the
Statement of Additional Information dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.
Effective immediately, the following information supplements the information for the Fund found on page B-255 in the section titled Appendix C — Additional Portfolio Manager Information:
Mr. Ling is expected to retire from MFS on June 30, 2026.
Effective May 1, 2025, the following information replaces similar information for the Fund found on page B-255 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of the Overseas Fund are Filipe Benzinho, Daniel Ling, and Harry Purcell.
Effective May 1, 2025, the following information supplements the information for the Fund found on page B-255 under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Harry Purcell
Registered investment companies**	2	$7,619,380,118	0	$0
Other pooled investment vehicles	4	$451,793,284	0	$0
Other accounts	3	$227,787,633	0	$0
* The information provided is as of December 31, 2024.
** Does not include the Overseas Fund.
Ownership of Securities:
As of December 31, 2024, Mr. Purcell did not own any shares of the Overseas Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMSAI-25-01

MASSMUTUAL SELECT FUNDS
1295 STATE STREET
SPRINGFIELD, MASSACHUSETTS 01111-0001
STATEMENT OF ADDITIONAL INFORMATION
THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUNDS’ PROSPECTUS DATED FEBRUARY 1, 2025, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FUNDS’ AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2024 FROM THE FUNDS’ FORM N-CSR FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2024. THE FUNDS’ PROSPECTUS, SHAREHOLDER REPORTS, AND FINANCIAL STATEMENTS AND OTHER INFORMATION ARE AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-888-309-3539, BY SENDING AN EMAIL REQUEST TO FUNDINFO@MASSMUTUAL.COM, OR BY VISITING MASSMUTUAL’S WEBSITE AT HTTPS://WWW.MASSMUTUAL.COM/PRODUCT-PERFORMANCE/MUTUAL-FUNDS OR THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.
This SAI relates to the following Funds:
Fund Name	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
MassMutual Total Return Bond Fund	MSPZX	MSPSX	MSPHX	MSPLX	MSPGX	MPTRX	MSPNX	MMNNX
MassMutual Diversified Value Fund	MDDIX	MDVSX	MDVYX	MDDLX	MDDRX	MDDAX	MDVNX	MMNBX
MM S&P 500® Index Fund	MMIZX	MIEZX	MMIEX	MIEYX	MIEAX	MMFFX	MMINX
MassMutual Equity Opportunities Fund	MFVZX	MFVSX	MMFYX	MMFVX	MFVFX	MFVAX	MFVNX	MMZOX
MassMutual Blue Chip Growth Fund	MBCZX	MBCSX	MBCYX	MBCLX	MBGFX	MBCGX	MBCNX	MMZMX
MassMutual Small Company Value Fund	MSVZX	MSVSX	MMVYX	MMYLX	MMVFX	MMYAX	MSVNX	MMNLX
MassMutual Mid Cap Growth Fund	MEFZX	MGRFX	MEFYX	MMELX	MEFFX	MEFAX	MEFNX	MMNGX
MassMutual Small Cap Growth Equity Fund	MSGZX	MSGSX	MSCYX	MSGLX	MSERX	MMGEX	MSGNX	MMNJX
MassMutual Overseas Fund	MOSZX	MOSSX	MOSYX	MOSLX	MOSFX	MOSAX	MOSNX	MMOJX
MassMutual Select T. Rowe Price International Equity Fund	MMIUX
No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
Dated February 1, 2025

GENERAL INFORMATION
MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following nine diversified series of the Trust: (1) MassMutual Total Return Bond Fund (“Total Return Bond Fund”), (2) MassMutual Diversified Value Fund (“Diversified Value Fund”), (3) MM S&P 500® Index Fund (“S&P 500 Index Fund”), (4) MassMutual Equity Opportunities Fund (“Equity Opportunities Fund”), (5) MassMutual Small Company Value Fund (“Small Company Value Fund”), (6) MassMutual Mid Cap Growth Fund (“Mid Cap Growth Fund”), (7) MassMutual Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), (8) MassMutual Overseas Fund (“Overseas Fund”), and (9) MassMutual Select T. Rowe Price International Equity Fund (“MM Select T. Rowe Price International Equity Fund”); and one non-diversified series of the Trust: MassMutual Blue Chip Growth Fund (“Blue Chip Growth Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 32 separate series. Each series has its own investment objective and policies and is designed to meet different investment needs. Additional series may be created by the Trustees from time-to-time.
The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time (the “Declaration of Trust”). MML Investment Advisers, LLC (“MML Advisers”) is responsible for providing investment advisory, management, and administrative services for the Funds pursuant to investment management and administrative and shareholder services agreements. MML Advisers has entered into investment subadvisory agreements pursuant to which AllianceBernstein L.P. (“AllianceBernstein”) manages the investment of a portion of the assets of the Small Company Value Fund; American Century Investment Management, Inc. (“American Century”) manages the investment of a portion of the assets of the Small Company Value Fund; Brandywine Global Investment Management, LLC (“Brandywine Global”) manages the investment of the assets of the Diversified Value Fund; Frontier Capital Management Company, LLC (“Frontier”) manages the investment of a portion of the assets of the Mid Cap Growth Fund; Harris Associates L.P. (“Harris”) manages the investment of a portion of the assets of the Overseas Fund; Invesco Advisers, Inc. (“Invesco Advisers”) manages the investment of a portion of the assets of the Small Cap Growth Equity Fund; Loomis, Sayles & Company, L.P. (“Loomis Sayles”) manages the investment of a portion of the assets of the Blue Chip Growth Fund; Massachusetts Financial Services Company (“MFS®”) manages the investment of a portion of the assets of the Overseas Fund; Metropolitan West Asset Management, LLC (“MetWest”) manages the investment of the assets of the Total Return Bond Fund; Northern Trust Investments, Inc. (“NTI”) manages the investment of the assets of the S&P 500 Index Fund; T. Rowe Price Associates, Inc. (“T. Rowe Price”) manages the investment of the assets of the MM Select T. Rowe Price International Equity Fund and a portion of the assets of the Equity Opportunities Fund, Blue Chip Growth Fund, and Mid Cap Growth Fund; and Wellington Management Company LLP (“Wellington Management”) manages the investment of a portion of the assets of the Equity Opportunities Fund and Small Cap Growth Equity Fund. In addition, T. Rowe Price Investment Management, Inc. (“T. Rowe Price Investment Management”) serves as a sub-subadviser for the Mid Cap Growth Fund and each of T. Rowe Price International Ltd (“T. Rowe Price International”), T. Rowe Price Hong Kong Limited (“T. Rowe Price Hong Kong”), and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price Singapore”) serves as a sub-subadviser for the MM Select T. Rowe Price International Equity Fund. MML Advisers, AllianceBernstein, American Century, Brandywine Global, Frontier, Harris, Invesco Advisers, Loomis Sayles, MFS, MetWest, NTI, T. Rowe Price, T. Rowe Price Hong Kong, T. Rowe Price International, T. Rowe Price Investment Management, T. Rowe Price Singapore, and Wellington Management are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers. References in this SAI to a Fund’s subadviser may include any sub-subadvisers as applicable.
ADDITIONAL INVESTMENT POLICIES
Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of  (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.
Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to Appendix A.
S&P 500 Index Fund
Tracking Error.   There are several reasons why the performance of the S&P 500 Index Fund may not track its index. Unlike the index, the Fund incurs administrative expenses and transaction costs in trading stocks. In addition, the composition of the index and the Fund’s portfolio may occasionally diverge as the result of legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used. Furthermore, the timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash for the Fund. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” index. The Fund’s subadviser, NTI, expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the index within a 0.95 correlation coefficient.
Disclaimer.   The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. It is not possible to invest directly in an index. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to MassMutual with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to MassMutual or the S&P 500 Index Fund. S&P Dow Jones Indices has no obligation to take the needs of MassMutual or the owners of the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the 1940 Act ), “expert” (as enumerated within 15 U.S.C. § 77k(a)) or tax adviser. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY MASSMUTUAL, OWNERS OF THE S&P 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE S&P 500 INDEX FUND REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY

AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND MASSMUTUAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Asset-Based Securities
A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.
Precious Metal-Related Securities.   A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.
Bank Capital Securities
A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization, or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.
Bank Loans
A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.
A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.
Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.
Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.
The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.
Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.
Banking Relationships
NTI and its affiliates, including its parent Northern Trust Corporation, deal, trade, and invest for their own account and for the accounts of their clients in the types of securities in which the S&P 500 Index Fund may invest and may have deposit, loan, and commercial banking relationships with the issuers of securities purchased by the Fund.
Below Investment Grade Debt Securities
A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)
Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value (“NAV”).
Issuers of below investment grade debt securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield bonds, which may result in further risk of illiquidity and volatility with respect to high yield bonds held by a Fund, and this trend may continue in the future. Furthermore, high yield bonds held by a Fund may not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless so registered, a Fund will not be able to sell such high yield bonds except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default by an issuer of below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention or ability to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Borrowings
A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.
Cash and Short-Term Debt Securities
Money Market Instruments Generally.   The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.
Recent Money Market Regulatory Reforms.   Changes in government regulations may adversely affect the value of a security held by a Fund. The SEC has adopted amendments to money market fund regulation that permit a money market fund to impose discretionary liquidity fees, increase the fund’s daily and weekly liquid asset minimum requirements, and eliminate the ability of the fund to temporarily suspend redemptions due to declines in such fund’s weekly liquid assets, among other changes. As of the date of this SAI, the Board has elected not to subject any applicable Fund to such discretionary liquidity fees. These changes may result in reduced yields for money market funds, including funds that may invest in other money market funds. The SEC or other regulators may adopt additional money market fund reforms, which may impact the structure and operation or performance of a Fund.
Bank Obligations.   The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.
The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.
Cash, Short-Term Instruments, and Temporary Investments.   The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).
Commercial Paper and Short-Term Corporate Debt Instruments.   The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.
Letters of Credit.   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.
Commodities
A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, changes in the costs of discovering, developing, refining, transporting, and storing commodities, the success of commodity exploration projects, temporary or long-term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity, international or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular region, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, epidemics, war, trade embargoes, energy conservation, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Exposure to commodities can cause the NAV of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by the investment adviser or subadviser. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment, and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. A Fund’s investments in commodities or commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes, and can bear on the Fund’s ability to qualify as such.
Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Concentration Policy
For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.
Convertible Securities
The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.
Cyber Security and Technology
With the increased use of technologies such as mobile devices and web-based or “cloud” applications, and the dependence on the Internet and computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, ransomware attacks, social engineering attempts (such as business email compromise attacks), and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. There are inherent limitations in business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes, and controls, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Funds’ investment adviser does not control the cyber security plans and technology systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption, and telephone call-backs, may have an adverse impact on an investment in a Fund. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. As a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cyber-attacks, particularly those from nation-states or from entities with nation-state backing.

Debtor-in-Possession Financings
The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.
Derivatives
General.   Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.
A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect or benefit a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
A Fund is subject to the credit risk of its counterparty to derivative transactions (including repurchase and reverse repurchase agreements) and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a transaction. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).
A Fund may enter into cleared derivatives transactions and/or exchange-traded futures contracts. When a Fund enters into a cleared derivative transaction and/or an exchange-traded futures contract, it is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position. The clearing member or the clearinghouse could also fail to perform its obligations, causing losses to the Fund. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses and clearing members. Under current

Commodity Futures Trading Commission (“CFTC”) regulations, a clearing member is required to maintain customers’ assets in omnibus accounts for all of its customers segregated from the clearing member’s proprietary assets. If, for example, a clearing member fails to segregate customer assets, is unable to satisfy a substantial deficit in a customer account, or in the event of fraud or misappropriation of customer assets by a clearing member, clearing member customers may be subject to risk of loss of their funds in the event of that clearing member’s bankruptcy. A Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers. It is not entirely clear how an insolvency proceeding of a clearinghouse, or the clearing member through which the Fund holds its positions at a clearinghouse, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearinghouse or clearing member would have on the financial system more generally.
U.S. and non-U.S. legislative and governmental authorities, various exchanges, and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. Such legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, and may cause uncertainty in the markets for a variety of derivative instruments. It is also possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. For example, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of Rule 18f-4 remains unclear. Rule 18f-4, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. Limited derivatives users (as determined by Rule 18f-4), however, are not subject to the full requirements under the rule. Legislative and regulatory measures like this and others are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted.
The CFTC, certain foreign regulators, and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC-set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment adviser or subadviser may be aggregated for this purpose. Therefore, the trading decisions of the investment adviser or subadviser may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the performance of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.
No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.
Foreign Currency Exchange Transactions
A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.
A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.
A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.
The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.
Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.
Currency Forward and Futures Contracts.   A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.
Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between counterparties, exposing a Fund to credit risk with respect to its counterparty, whereas foreign currency futures contracts are traded on regulated exchanges. Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position as well as the risk that the clearing member or the clearinghouse could also fail to perform its obligations.
At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the contract is a non-deliverable or cash-settled contract, settle the contract on a net basis) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearinghouse associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that an active market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.
Foreign Currency Options.   Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although certain options on foreign currencies may be listed on several exchanges. Although such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.
The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.
Foreign Currency Conversion.   Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Foreign Currency Swap Agreements.   A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)
Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.
Financial Futures Contracts
A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).
A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price.
A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.
Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures.
There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid market for it.
The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid market. Futures are subject to the creditworthiness of the clearing members (i.e., futures commission merchants) and clearing organizations involved in the transactions.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction offsets the obligation to make or take delivery. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.
The investment adviser has claimed with respect to each Fund an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. For the investment adviser to be eligible to claim such an exclusion, a Fund may only use futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes” (as defined by the CFTC), or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts, as provided by CFTC Rule 4.5. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable with respect to a Fund, additional requirements, including CFTC and National Futures Association (“NFA”)-mandated disclosure, reporting, and recordkeeping obligations, would apply with respect to that Fund. Compliance with the CFTC’s regulatory requirements and NFA rules could increase Fund expenses and potentially adversely affect a Fund’s total return.
Margin Payments.   When a Fund purchases or sells a financial futures contract, it is required to deposit with the clearing member an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.
Subsequent payments to and from the clearing member occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the clearing member a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The clearing member then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.
When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.
Options on Financial Futures Contracts.   A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option or only at expiration of the option, depending on the option’s terms. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to or on the exercise date suffer a loss of the premium paid.
Options on Swaps.   Options on swaps (“swaptions”) are similar to options on securities except that they are traded over-the-counter (i.e., not on an exchange) and the premium paid or received is to buy or grant the right to enter into a previously agreed upon swap transaction, such as an interest rate or credit default contract. Forward premium swaption contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the swaption contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract.

Special Risks of Transactions in Financial Futures Contracts and Related Options.   Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and the Fund may realize a loss on the option greater than the premium the Fund initially received for writing the option. In addition, a Fund’s ability to close out an option it has written by entering into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.
If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.
Liquidity Risks.   Positions in financial futures contracts may be closed out only on the exchange on which such contract is listed. Although the Funds intend to purchase or sell financial futures contracts for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.
Hedging Risks.   There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.
Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.
Other Risks.   A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements
A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.
A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.
A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.
Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
When a Fund enters into swap agreements, it is subject to the credit risk of its counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the agreement. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under a swap agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Options, Rights, and Warrants
A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.
Call Options.   A Fund may write call options on portfolio securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.
A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.
In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.
Put Options.   A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.
By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
Purchasing Put and Call Options.   A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.
A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.

Options on Foreign Securities.   A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
Options on Securities Indexes.   A Fund may write or purchase options on securities indexes, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).
In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
A Fund may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes which it has purchased. A Fund may also allow such options to expire unexercised.
Risks Involved in the Sale of Options.   The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.
Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.
Over-the-Counter Options.   A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.
Rights and Warrants to Purchase Securities; Index Warrants; International.   A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.
A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indexes (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.
A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indexes. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.
A Fund may make indirect investments in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.
There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.

Equity-Linked Notes
An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.
Hybrid Instruments
Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.
A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indexes (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.
The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.
When a Fund invests in a hybrid instrument, it also takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.

Structured Investments
A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.
Commodity-Linked “Structured” Securities.   Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.
Credit-Linked Securities.   Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.
Event-Linked Securities.   Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Structured Hybrid Instruments.   Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.
The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.
A Fund’s investment in structured products may be subject to limits under applicable law.

When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions
A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.
Recently effective Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. It is not clear the full impact the rules will have on the Funds.
Distressed Securities
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings, Inc. (“Fitch”)) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.
Distressed Securities are subject to greater credit and liquidity risks than other types of loans. Reduced liquidity can affect the values of Distressed Securities, make their valuation and sale more difficult, and result in greater volatility. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:
•
Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•
A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•
The court might discharge the amount of the loan that exceeds the value of the collateral.

•
The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.
Dollar Roll Transactions
A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.
In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.
Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.
Environmental, Social, and Governance Considerations
With respect to certain Funds, certain environmental, social, and governance (“ESG”) factors, either quantitative or qualitative, may be considered by a Fund’s subadviser(s) in making investment decisions for the Fund as part of the investment process to implement the Fund’s investment strategy in pursuit of its investment objective. For these Funds, ESG factors are only one of many considerations that a subadviser may evaluate for any potential issuer or investment. The extent to which any ESG factors will affect a subadviser’s decision to invest in an issuer, if at all, will vary and depend on the analysis and judgment of the subadviser. The incorporation of ESG factors may not work as the subadviser intended.
A Fund’s portfolio will not be solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. The incorporation of ESG factors into a Fund’s investment process does not mean that every investment or potential investment undergoes an ESG review, and a Fund’s investment adviser or subadviser may not consider or identify every ESG factor for every investment the Fund makes, particularly, for example, in cases where ESG-related data for a potential investment is unavailable.
ESG considerations may affect a Fund’s exposure to certain issuers, industries, sectors, and factors that may impact the performance of a Fund. A Fund may forgo some market opportunities available to other funds that do not use these considerations, and an adviser or subadviser’s consideration of ESG factors may also impact a Fund’s performance relative to similar funds that do not consider ESG factors. A Fund may underperform other funds that do not assess an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors. There is no guarantee that the evaluation of ESG considerations will be additive to a Fund’s performance.
Investors and other funds may differ in their views of what constitutes positive or negative ESG factors. As a result, a Fund may invest in issuers that do not reflect the ESG-related beliefs and values of any particular investor and that would not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used in the evaluation. ESG factors are expected to evolve over time, and one or more factors may not be relevant or material with respect to all issuers that are eligible for investment. In considering ESG factors, an adviser or subadviser may rely on proprietary research as well as third-party research, and such research may be incorrect, based on incomplete or inaccurate information, not sufficiently available, or subjective in nature, and thus could negatively affect the Fund’s performance. Complete ESG-related information or data may not be available for many issuers.
Exchange Traded Notes (ETNs)
ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.
The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.
A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.
Financial Services Companies
A Fund may invest in financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies. Events leading to limited liquidity, defaults, non-performance, or other adverse developments that affect the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of a Fund’s investments. Should such events occur, the U.S. Government may take measures to stabilize the financial system; however, uncertainty and liquidity concerns in the broader financial services industry may remain. Additionally, should there be additional systemic pressure on the financial system and capital markets, there can be no assurances of the response of any government or regulator, and any response may not be as favorable to industry participants as the measures currently being pursued. In addition, highly publicized issues related to the U.S. and global capital markets in the past have led to significant and widespread investor concerns over the integrity of the capital markets. Such events could in the future lead to further rules and regulations for public companies, banks, financial institutions, and other participants in the U.S. and global capital markets, and complying with the requirements of any such rules or regulations may be burdensome. Even if not adopted, evaluating and responding to any such proposed rules or regulations could result in increased costs and require significant attention from a Fund’s investment adviser and/or subadviser.
Fixed Income Securities
Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of debt securities, and a decline in interest rates will generally increase the value of debt securities. In addition, debt securities are subject to the ability of the issuer to make payment at maturity. As inflation increases, the present value of a Fund’s fixed income investment typically will decline. Investors’ expectation of future inflation can also adversely affect the current value of portfolio investments, resulting in lower asset values and potential losses.

To the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. Debt securities are subject to credit/counterparty risk. Credit/counterparty risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism, or other major events. U.S. Government securities are not generally perceived to involve credit/counterparty risks to the same extent as investments in other types of fixed income securities; as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate and municipal debt securities.
Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.
Foreign Securities
Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i)
the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)
the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)
the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts

(“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. A Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
Investments in foreign securities involve special risks and considerations. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The U.S. Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice, and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, including the threat of sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries, and are more susceptible to environmental problems. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.
A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. For example, certain European countries have developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Moreover, the national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may have less stringent investor protection and disclosure standards, and may be less liquid and more volatile than securities of comparable domestic issuers. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The availability of material financial information about such companies and its reliability may be limited since such companies are generally not subject to the same regulatory, accounting, auditing, or auditor oversight requirements applicable to companies that file reports with the SEC. In addition, the PCAOB is unable to inspect audit work papers in certain emerging market countries. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. In addition, securities markets of emerging market countries are subject to the risk that such markets may close, sometimes for extended periods of time, due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or unavailable to pursue as a matter of law or practicality in many emerging market countries. In addition, the SEC, U.S. Department of Justice, and other U.S. authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations and various other factors. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.
Russia, the Middle East, and many other emerging market countries are highly reliant on income from oil sales. Oil prices can have a major impact on these economies. Other commodities such as base and precious metals are also important to these economies. As global supply and demand for commodities fluctuates, these economies can be significantly impacted by the prices of such commodities.
Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.
China Investment Risk.   Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic, and social conditions, the impact of regional conflict on the economy, and hostile relations with neighboring countries.
Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements and religious and nationalist disputes with Tibet and the Xinjiang region. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia, and other neighbors due to territorial disputes, historical animosities, and other defense concerns. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs, or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy, and develop market mechanisms. However, there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. Chinese companies, such as those in the financial services or technology sectors, and potentially other sectors in the future, are subject to the risk that Chinese authorities can intervene in their operations and structure. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.
The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling, or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of the Funds. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Funds.
In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers, and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements, and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian.
The Chinese government has taken positions that prevent the PCAOB from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which the Funds invest may be less reliable or complete. Under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm. If securities are delisted, a Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. A Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.
The Renminbi (“RMB”) is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of the Funds as capital may become trapped in the PRC. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Funds to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs and delays to the Funds.
While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on its economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability, and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing, and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.
From time to time, China has experienced outbreaks of infectious illnesses and the country may be subject to other public health threats, infectious illnesses, diseases, or similar issues in the future. Any spread of an infectious illness, public health threat, or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect a Fund’s investments.
Investments in Hong Kong.   In 1997, the United Kingdom handed over control of Hong Kong to China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. However, Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar, and free inward and outward movement of capital. By treaty, China has committed to preserve Hong Kong’s high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, there continues to exist political uncertainty within Hong Kong. For example, in June 2020, China adopted a new security law that severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Hong Kong has experienced strong economic growth in recent years due, in part, to its close ties with China and a strong service sector, but the decline in growth rates in China could limit Hong Kong’s future growth. In addition, if China exerts its authority so as to alter the economic, political, or legal structures, or further alters the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. These and other factors could have a negative impact on a Fund’s performance.
Investments in Taiwan.   For decades, a state of hostility has existed between Taiwan and China. The relationship with China remains a divisive political issue within Taiwan. As an export-oriented economy, Taiwan depends on a free-trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with mainland China may bring greater opportunities for the Taiwanese economy, but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan’s exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan’s exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, among other things, entering into free-trade agreements. The Taiwanese economy’s long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan’s diplomatic isolation. These and other factors could have a negative impact on a Fund’s performance.
Risk of Investing in China through Stock Connect and Bond Connect.   China A-shares are equity securities of companies domiciled in China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”) and are denominated and traded in RMB whereas China B-shares are traded on Chinese stock exchanges and are denominated in RMB but traded in either U.S. dollars or Hong Kong dollars (“B-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor (“QFII”) and

Renminbi Qualified Foreign Institutional Investor (“Renminbi QFII”) systems. Foreign investors may invest in B-shares directly. A Fund’s exposure to B-shares may be obtained through indirect exposure through investment in participation notes.
Investment in eligible A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, a Fund’s trading of eligible A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for A-shares be rejected once the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any A-share on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through a Stock Connect may subject a Fund to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, the Fund will be exposed to currency exchange risk if the Fund converts the local currency into RMB for investments in A-shares. A Fund may also incur conversion costs.
A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.
A Fund’s investments through a Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund carries out Northbound Trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.
Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearinghouse. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connects could be disrupted.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 and are both in their initial stages. The current regulations are relatively untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise from the differences on an ongoing basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
Some Funds may invest in onshore China bonds via a QFII license awarded to the Fund’s subadviser or through a China Interbank Bond Market (“CIBM”) registration through the Bond Connect program. CIBM is an OTC market outside the two main stock exchanges in the PRC, SSE, and SZSE, and was established in 1997. On CIBM, institutional investors (including domestic institutional investors but also QFIIs, Renminbi QFIIs as well as other offshore institutional investors, subject to authorization) trade certain debt instruments on a one-to-one quote-driven basis. CIBM accounts for a vast majority of outstanding bond values of total trading volume in the PRC. The main debt instruments traded on CIBM include government bonds, financial bonds, corporate bonds, bond repo, bond lending, and People’s Bank of China bills.
Investors should be aware that trading on CIBM exposes the applicable Fund to increased risks. CIBM is still in its development stage, and the market capitalization and trading volume may be lower than those of more developed markets. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in the prices of debt securities traded on such market to fluctuate significantly. Funds investing in such a market therefore may incur significant trading, settlement, and realization costs and may face counterparty default, liquidity, and volatility risks, resulting in significant losses for the Funds and their investors. Further, since a large portion of CIBM consists of Chinese state-owned entities, the policy priorities of the Chinese government, the strategic importance of the industry, and the strength of a company’s ties to the local, provincial, or central government may and will affect the pricing of such securities.
The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies, or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.
A-Share Market Suspension Risk.   A-shares may only be bought from, or sold to, a Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.
Risks of Investing in China through Variable Interest Entities.    Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and the rights of a foreign investor (such as a Fund) may be limited, including by actions of the Chinese government that could determine that the underlying contractual arrangements are invalid. VIEs are a longstanding industry practice, and Chinese regulators have permitted such arrangements to proliferate. Historically, such arrangements have not been formally recognized under Chinese law; however, Chinese regulations regarding the structure are evolving. On February 17, 2023, the China Securities Regulatory Commission (“CRSC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which came into effect on March 31, 2023. The Trial Measures will require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, this does not serve as a formal endorsement. It remains unclear whether any additional laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. However, prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a Fund’s returns and net asset value.
Investments in the Middle East.   The economies of countries in the Middle East are all considered emerging markets economies and tend to be highly reliant on the exportation of commodities. Many Middle Eastern economies have little or no democratic tradition and are led by family structures. Opposition parties are often banned, leading to dissidence and militancy. Such developments, if they were to occur, could result in significant disruptions in securities markets. Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, international alliances, defense concerns, or other reasons, which may adversely affect the economies of these Middle Eastern countries. Certain Middle Eastern countries may be heavily dependent upon international trade, and consequently have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed by the countries with which they trade. In addition, certain issuers in Middle Eastern countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer operating in, or having dealings with, such countries.
The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of a Fund. For example, in certain of these countries, a Fund may be required to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which the Fund may be denied certain of its rights as an investor, including rights to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled.
Investments in Saudi Arabia.   A Fund generally expects to conduct transactions in a manner in which it would not be limited by regulations to a single broker. However, there may be a limited number of brokers who can provide services to the Fund in Saudi Arabia, which may have an adverse impact on the prices, quantity, or timing of Fund transactions.
A Fund’s ability to invest in Saudi Arabian equity securities depends on the ability of the investment adviser or subadviser, as a Foreign Portfolio Manager, and the Fund, as a Qualified Foreign Investor (“QFI”), to obtain and maintain such authorizations from the Saudi Arabia Capital Market Authority (“CMA”). Even though a Fund may obtain a QFI approval, the Fund does not have an exclusive investment quota and is subject to foreign investment limitations and other regulations imposed by the CMA on QFIs, as well as local market participants. Any change in the QFI system generally, including the possibility of the investment adviser or subadviser or the Fund losing its respective Foreign Portfolio Manager or QFI status with the CMA, may adversely affect the Fund.
A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker or held with a custodian, which is known as the Independent Custody Model. The Independent Custody Model approach is generally regarded as preferable because securities are under the safekeeping and control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When a Fund utilizes the Independent Custody Model approach, it relies on a broker standing instruction letter to authorize the Fund’s sub-custodian to move securities to a trading account for settlement, based on the details supplied by the broker. However, an authorized broker could potentially either fraudulently or erroneously sell a Fund’s securities, although opportunities for a local broker to conduct fraudulent transactions are limited due to short trading hours (trading hours in Saudi Arabia are generally between 10 a.m. to 3 p.m.). In addition, the risk of fraudulent or erroneous transactions is further mitigated by a manual pre-matching process conducted by the custodian, which validates the Fund’s settlement instructions with the local broker contract note and the transaction report from the depositary. Similar risks also apply to using a direct broker trading account. When a Fund utilizes a direct broker trading account, the account is set up in the Fund’s name, and the assets are likely to be treated as ring-fenced and separated from any other accounts at the broker. However, if the broker defaults, there may be a delay in recovering the Fund’s assets that are held in the broker account, and legal proceedings may need to be initiated in order to do so.
Health Care Companies
A Fund may invest in health care companies. The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.
Illiquid Securities
Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.
Index-Related Securities (Equity Equivalents)
The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index.

Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indexes and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.
Inflation-Linked Securities
Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.
The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.
IPOs and Other Limited Opportunities
A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Master Limited Partnerships
A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.
The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as such.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.
A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. In June 2019, Fannie Mae and Freddie Mac started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.
Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.
Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of  “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.
At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. Asset-backed securities also involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality assets, such as lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays, or a perceived increased risk of default, especially during periods when economic conditions worsen. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables, and other obligations underlying asset-backed securities. Mortgage-backed securities are subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. There are fewer investors in mortgage- and asset-backed securities markets and those investors are more homogenous than in markets for other kinds of securities. If a number of market participants are impacted by negative economic conditions, forced selling of mortgage- or asset-backed securities unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.
CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.

Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.
A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.
For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.
CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Some of the loans in which a Fund may invest or to which a Fund may gain exposure through its investments in CDOs, CLOs, or other types of structured securities may be covenant-lite loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. Covenant-lite loans generally do not include terms that allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a company from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

Other Income-Producing Securities
Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:
•
Variable and floating rate obligations. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments (such as floating and variable rate obligations), financings, or other transactions (including certain derivatives transactions) to which a Fund may be a party were historically tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly, but the full impact of the transition on a Fund or the financial instruments in which a Fund invests cannot yet be fully determined. In addition, interest rates or other types of rates and indexes which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indexes used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards set by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
•
Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

•
Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.
•
Inverse floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

•
Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.
Other Investment Companies
A Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, as well as private investment vehicles. Provisions of the 1940 Act may limit the ability of a Fund to invest in certain registered investment companies or private investment vehicles or may limit the amount of its assets that a Fund may invest in any investment vehicle.
A Fund may, for example, invest in other open- or closed-end investment companies, including ETFs, during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another registered investment company or private investment vehicle in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly. As a shareholder in an investment vehicle, a Fund would bear its ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment vehicles. Shares of registered open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases. Private investment vehicles in which a Fund may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks).
If a Fund invests in another investment vehicle, it is exposed to the risk that the other investment vehicle will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other investment vehicle. In addition, lack of liquidity in the other investment vehicle could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment vehicle at a time or at a price it might consider desirable. A Fund may not be able to redeem its interest in private investment vehicles except at certain designated times. The investment policies and limitations of the other registered investment company or private investment vehicle may not be the same as those of the investing Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another investment vehicle. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. ETFs are also subject to additional risks, including, among others, the risk that the market price of an ETF’s shares may trade above or below its NAV, the risk that an active trading market for an ETF’s shares may not develop or be maintained, the risk that trading of an ETF’s shares may be halted, and the risk that the ETF’s shares may be delisted from the listing exchange. A Fund will generally purchase and sell shares of ETFs in the secondary market and will be subject to these secondary market trading risks. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of an ETF may be purchased or redeemed directly from the ETF solely by Authorized Participants (“APs”) and only in aggregations of a specified number of shares (“Creation Units”). In addition, shares of ETFs may be purchased and sold in the secondary market at prevailing market prices. ETFs may have a limited number of financial institutions that act as APs. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders for Creation Units, and no other AP steps forward to create and redeem ETF shares, the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Buying or selling ETF shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the ETF through a broker, a Fund will likely incur a brokerage commission and other charges. In addition, a Fund may incur the cost of the “bid-ask spread”; that is, the difference between what investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price). The bid-ask spread, which varies over time for shares of the ETF based on trading volume and market liquidity, is generally narrower if the ETF has more trading volume and market liquidity and wider if the ETF has less trading volume and market liquidity. In addition, increased market volatility may cause wider bid-ask spreads.
A Fund’s investment adviser or subadviser or their affiliates may serve as investment adviser to a registered investment company or private investment vehicle in which the Fund may invest, leading to conflicts of interest. For example, a Fund’s investment adviser or subadviser may receive fees based on the amount of assets invested in the other investment vehicle. Investment by a Fund in another registered investment company or private investment vehicle will typically be beneficial to its investment adviser or subadviser in the management of the other investment vehicle, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser will have an incentive to invest the Fund’s assets in an investment vehicle sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such an investment vehicle over a non-affiliated investment vehicle. The investment adviser or subadviser will have no obligation to select the least expensive or best performing investment companies available to serve as an underlying investment vehicle. Similarly, a Fund’s investment adviser or subadviser will have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.
SEC Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions.
The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses, or experience other adverse consequences.
T. Rowe Price may invest the assets of the Funds it subadvises into money market funds. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation—T. Rowe Price Government Reserve Fund (“GRF”) and T. Rowe Price Treasury Reserve Fund (“TRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future.
GRF and TRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. Each fund invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized by U.S. Government securities or cash. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. GRF and TRF are expected by T. Rowe Price to operate at a very low expense ratio. A Fund will only invest in GRF or TRF to the extent it is consistent with its investment objective and program. GRF and TRF are neither insured nor guaranteed by the U.S. Government, and there is no assurance they will maintain a stable NAV of  $1.00 per share.
Partly Paid Securities
These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.
Portfolio Management
A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.
The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.
Portfolio Turnover
Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of taxable capital gains. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are treated as ordinary income when distributed to shareholders. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.
Real Estate-Related Investments; Real Estate Investment Trusts
Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Direct or indirect exposure to such real estate may adversely affect Fund performance. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.
Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.
A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.
Repurchase Agreements
A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.
The SEC recently finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

Restricted Securities
Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements and Treasury Rolls
A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. A Fund might lose money both on the security subject to the reverse repurchase agreement and on the investments it makes with the proceeds of the reverse repurchase agreement. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law. Pursuant to Rule 18f-4 under the 1940 Act, a Fund has the option to treat all reverse repurchase agreements and similar financing transactions as “derivatives transactions,” or to include all such transactions in the Fund’s asset coverage ratio for borrowings. The SEC recently finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Although the impact of these rules on a Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.
Securities Lending
A Fund may lend its portfolio securities. The Fund expects that, in connection with any securities loan: (1) the loan will be secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund will have the right at any time on reasonable notice to call the loan and regain the securities loaned; (3) the Fund will receive an amount equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities the Fund has loaned will not at any time exceed one-third (or such other lower limit as the Board may establish) of the total assets of the Fund. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights, or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Voting rights or rights to consent with respect to the loaned securities pass to the borrower, although a Fund would retain the right to call the loans at any time on reasonable notice, and may do so in order that the securities may be voted in an appropriate case.
A Fund’s securities loans will be made by a third-party agent appointed by the Fund, although the agent is only permitted to make loans to borrowers previously approved by the Fund’s Board. Any cash collateral securing a loan of securities by a Fund will typically be invested by the agent. The investment of the collateral will be at the risk and for the account of the Fund. The earnings on the investment of collateral will be split between the Fund and the agent; as a result, the agent may have an incentive to invest the collateral in riskier investments than if it were not to share in the earnings. It is possible that any loss on the investment of collateral for a securities loan will exceed (potentially by a substantial amount) the Fund’s earnings on the loan.

The SEC recently adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names). The rule’s requirements impose significant operational and compliance burdens on securities lending market participants and may limit a Fund’s ability to execute certain investment strategies and/or have a material adverse effect on the Fund’s ability to generate returns.
Short Sales
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for U.S. federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. The SEC has adopted rules requiring managers to file monthly confidential reports with the SEC regarding equity short sales and related activity. Under such rules, the SEC will publicly disclose aggregated short position information on a monthly basis. As noted above, the SEC also adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales. In addition, other non-U.S. jurisdictions (such as the European Union and the United Kingdom) where a Fund may trade have reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on the investment adviser’s or subadviser’s ability to implement its investment strategy. In particular, it could make it more likely that other investors could cause a “short squeeze” in the securities held short by a Fund forcing the Fund to cover its positions at a loss. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could materially decrease. Such events could make a Fund unable to execute its investment strategy. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect. Such bans or other restrictions may limit a Fund’s ability to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.
Terrorism, War, Natural Disasters, and Epidemics
Terrorism, war, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, in February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. In addition, sanctions imposed on Russia, Russian individuals, including politicians, and Russian corporate and banking entities by the U.S. and other countries, and any sanctions imposed or threatened in the future, may have a significant adverse impact on the Russian economy and related markets. Such actions may also result in a decline in the value and liquidity of Russian securities, and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, securities market trading halts related to the conflict could adversely impact the value and liquidity of a Fund’s holdings, and could impair a Fund’s ability to transact in and/or value portfolio securities. Additionally, Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. The ramifications of the ongoing conflict and related sanctions may negatively impact other regional and global financial markets (including in Europe, Asia, and the U.S.), companies in other countries (including those that have done business in Russia), various sectors, industries, and markets for securities and commodities, such as oil and natural gas, and global supply chains, food supplies, inflation, and global growth. The price and liquidity of a Fund’s investments may fluctuate widely as a result of this and other geopolitical conflicts and related events. The extent and duration of any military conflict or future escalation of such hostilities (including cyberattacks), the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations, cannot be predicted. These and any related or similar future events could have a significant adverse impact on a Fund’s performance and the value of an investment in a Fund.
Natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis, and weather-related phenomena generally, as well as widespread epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the spread of the novel strain of coronavirus and its variants (known as COVID-19) in recent years caused volatility, severe market dislocations and liquidity constraints in many markets, and adversely affected the Funds’ investments and operations. Public health issues, including infectious illness outbreaks, epidemics, and pandemics, such as the COVID-19 pandemic, have caused, and could in the future cause, among other things, travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, and disruptions to business operations (including staff reductions), supply chains, and consumer activity, as well as general concern and uncertainty that have negatively affected, and could in the future negatively affect, the economic environment.
Public health issues, including infectious illness outbreaks, epidemics, and pandemics may contribute to market volatility, inflation, and systemic economic weakness, and may exacerbate other pre-existing political, social, economic, market, and financial risks. Such public health issues could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors, and the health of the markets generally in potentially significant and unforeseen ways.
Trade Claims
A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.
Trust Preferred Securities
Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for U.S. federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.

U.S. Government Securities
The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself  (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could: increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Zero-Coupon, Step Coupon and Pay-In-Kind Securities
Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
Current U.S. federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings.

These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadviser(s), as applicable, or any of their designates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadviser(s), as applicable, are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadviser(’s/s’), as applicable, policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.
Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC as of the end of the second and fourth quarters of the Funds’ fiscal year on Form N-CSR (with respect to each semi-annual period and annual period) no later than 70 days after the end of the applicable quarter. In addition, monthly reports of all of the Funds’ portfolio holdings are filed quarterly with the SEC on Form N-PORT no later than 60 days after the end of each quarter of the Funds’ fiscal year, and the monthly report for the third month of each quarter will be made publicly available by the SEC upon filing. Shareholders may obtain the Funds’ Form N-CSR and N-PORT filings on the SEC’s website at http://www.sec.gov. In addition, each Fund’s complete schedule of portfolio holdings is available by request and at https://www.massmutual.com/product-performance/mutual-funds after the end of the applicable quarter.
The Funds’ most recent portfolio holdings as of the end of each quarter are available at https://www.massmutual.com/product-performance/mutual-funds no earlier than 15 calendar days after the end of each quarter. Because such information is updated quarterly, it will generally be available for viewing for approximately three months after the posting.
A Fund’s portfolio holdings may also be made available at https://www.massmutual.com/product-performance/mutual-funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.
Other Disclosures
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include, but are not limited to, the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), filing agents, legal counsel (Ropes & Gray LLP), financial printer (Toppan Merrill, LLC), any portfolio liquidity classification vendor, any proxy voting service employed by the Funds, MML Advisers or any of the Funds’ subadviser(s), as applicable, providers of portfolio analysis tools, any pricing services employed by the Funds, and any providers of transition management services.

The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.
The Funds, the Funds’ investment adviser, or the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if  (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MML Advisers, or the relevant subadviser(s), as applicable, believes is reasonably necessary in connection with the services provided by the recipient receiving the information.
INVESTMENT RESTRICTIONS OF THE FUNDS
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:
?
(1)
with the exception of the Blue Chip Growth Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2)
purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3)
purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4)
participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5)
make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6)
borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7)
concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)
There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)
In the case of the S&P 500 Index Fund, except to the extent the Index is so concentrated.

(c)
There is no limitation for securities issued by other investment companies.

With respect to limitation (1) above, each state and each separate political subdivision, agency, authority, or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issues of municipal bonds.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.
In accordance with such policies, each Fund may not:
(1)
to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)
with the exception of the Total Return Bond Fund, sell securities short, but reserves the right to sell securities short against the box.

(3)
invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers or the subadviser pursuant to Board approved guidelines.

(4)
to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate orderly steps, as deemed necessary, to protect liquidity.

MANAGEMENT OF THE TRUST
The Trust has a Board comprised of 9 Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust, the adviser, or any subadviser (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MML Advisers and AllianceBernstein, American Century, Brandywine Global, Frontier, Harris, Invesco Advisers, Loomis Sayles, MFS, MetWest, NTI, T. Rowe Price, T. Rowe Price Hong Kong, T. Rowe Price International, T. Rowe Price Investment Management, T. Rowe Price Singapore, and Wellington Management may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, and year of birth, as well as their principal occupations during at least the past five years and their other current principal business affiliations.
The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he or she deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.
The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.
Independent Trustees
Nabil N. El‑Hage 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1958 Trustee of the Trust since 2012 Trustee of 88 portfolios in fund complex	Trustee of the Trust
Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).
Maria D. Furman 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1954 Trustee of the Trust since 2012 Trustee of 88 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Bradford Malt 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1954 Trustee of the Trust since 2022 Trustee of 88 portfolios in fund complex	Trustee of the Trust
Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Ropes & Gray LLP (counsel to the Trust and MML Advisers); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).
C. Ann Merrifield 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1951 Trustee of the Trust since 2012 Trustee of 88 portfolios in fund complex	Trustee of the Trust
Retired; Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
Cynthia R. Plouché 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1957 Trustee of the Trust since 2022 Trustee of 88 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).
Jason J. Price 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1973 Trustee of the Trust since 2022 Trustee of 88 portfolios in fund complex	Trustee of the Trust
Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1952 Chairperson of the Trust since 2022 Trustee of the Trust since 2009 Trustee of 90 portfolios in fund complex1	Chairperson and Trustee of the Trust
Retired; Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Interested Trustees
Paul LaPiana2 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1969 Trustee of the Trust since 2023 Trustee of 88 portfolios in fund complex	Trustee of the Trust
Director (since 2023), President (2021-2024), MML Advisers; Head of Brand, Product, and Affiliated Distribution (since 2023), Head of MassMutual U.S. Product (2019-2023), Head of Field Management (2016-2019), MassMutual; Trustee (since 2023), President (2021-2024), MassMutual Select Funds (open-end investment company); Trustee (since 2023), President (2021-2024), MassMutual Premier Funds (open-end investment company); Trustee (since 2023), President (2021-2024), MassMutual Advantage Funds (open-end investment company); Trustee (since 2023), President (2021-2024), MML Series Investment Fund (open-end investment company); Trustee (since 2023), President (2021-2024), MML Series Investment Fund II (open-end investment company).
Clifford M. Noreen3 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1957 Trustee of the Trust since 2021 Trustee of 90 portfolios in fund complex4	Trustee of the Trust
Retired; Head of Global Investment Strategy (2019-2024), MassMutual; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

1
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

2
Mr. LaPiana is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

?
3
Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as a former employee of MassMutual.

4
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

Principal Officers
Oludare Adedokun 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1986 Officer of the Trust since 2024 Officer of 88 portfolios in fund complex	Vice President of the Trust
Vice President (since 2024), Head of Manager Research (since 2022), MML Advisers; Head of Manager Research (since 2022), MassMutual; Manager Research Senior Research Analyst (2018-2022), Franklin Templeton; Vice President (since 2024), MassMutual Select Funds (open-end investment company); Vice President (since 2024), MassMutual Premier Funds (open-end investment company); Vice President (since 2024), MassMutual Advantage Funds (open-end investment company); Vice President (since 2024), MML Series Investment Fund (open-end investment company); Vice President (since 2024), MML Series Investment Fund II (open-end investment company).
Andrew M. Goldberg 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1966 Officer of the Trust since 2001 Officer of 88 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).
Renée Hitchcock 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1970 Officer of the Trust since 2007 Officer of 88 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust
Head of Mutual Fund Administration (since 2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).
Jill Nareau Robert 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1972 Officer of the Trust since 2008 Officer of 88 portfolios in fund complex	Vice President and Assistant Secretary of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and

Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).
Douglas Steele 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1975 Officer of the Trust since 2016 Officer of 88 portfolios in fund complex	President of the Trust
President (since 2024), Head of MassMutual Investments (2024), Vice President (2017-2024), Interim Head of MassMutual Investments (2023-2024), Head of Product Management (2021-2024), Head of Manager Research (2021), Head of Investment Management (2017-2021), MML Advisers; Head of MassMutual Investments (since 2024), Interim Head of MassMutual Investments (2023-2024), Head of Product Management (2021-2024), Head of Manager Research (2021), Head of Investment Management (2017-2021), MassMutual; President (since 2024), Vice President (2016-2024), MassMutual Select Funds (open-end investment company); President (since 2024), Vice President (2016-2024), MassMutual Premier Funds (open-end investment company); President (since 2024), Vice President (2021-2024), MassMutual Advantage Funds (open-end investment company); President (since 2024),Vice President (2016-2024), MML Series Investment Fund (open-end investment company); President (since 2024),Vice President (2016-2024), MML Series Investment Fund II (open-end investment company).
Meredith Ulrich 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1986 Officer of the Trust since 2024 Officer of 88 portfolios in fund complex	Vice President of the Trust
Vice President (since 2024), Product Manager (since 2018), MML Advisers; Product Manager (since 2018), MassMutual; Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Select Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Premier Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Advantage Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MML Series Investment Fund (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MML Series Investment Fund II (open-end investment company).
Philip S. Wellman 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1964 Officer of the Trust since 2007 Officer of 88 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust
Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).
Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Clifford M. Noreen, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms.
The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.
Each officer and the Chairperson shall hold office at the pleasure of the Trustees.
The Chairperson of any of the Trust’s Committees shall serve a term of three years or until he or she retires, dies, resigns, is removed, or becomes disqualified.
Additional Information About the Trustees
In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.
Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, and as a former managing director, director, and portfolio manager at an investment management firm, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.
Paul LaPiana — As an executive of insurance and financial services companies with over 20 years’ experience, Mr. LaPiana has experience with financial, regulatory, and operational issues. Mr. LaPiana holds a BS in Finance from San Diego University and is a Certified Financial Planner™ professional.
R. Bradford Malt — As a current Chairman Emeritus, a former Chairman, and a former partner of a corporate law firm, which serves as counsel to the Trust and to MML Advisers, with over 40 years of financial services experience, Mr. Malt has expertise in financial, regulatory, and operational issues. He has also served as a director for several public and private companies. Mr. Malt holds an AB in Applied Mathematics from Harvard College and a JD from Harvard Law School.
C. Ann Merrifield — As a former trustee of a healthcare organization, current and former director of specialty pharmaceutical companies, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and three public life sciences companies. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.
Clifford M. Noreen — As a former executive of financial services companies with over 35 years of investment management experience, a director of several private companies, an investment committee member of two non-profit organizations, and a director and/or officer of various investment companies and private funds, Mr. Noreen has experience with financial, regulatory, and operational issues. Mr. Noreen holds a BA from the University of Massachusetts and an MBA from American International College.

Cynthia R. Plouché — As a former assessor of a township, a former portfolio manager for asset management firms, and a former chief investment officer and managing director of an asset management firm with over 32 years of financial services experience, Ms. Plouché has experience with financial, regulatory, and operational issues. She has also served as a trustee and audit committee member for open-end investment companies and a trustee for a closed-end investment company. Ms. Plouché holds a BA in Psychology and Social Relations from Harvard University and an MBA from the Wharton School at the University of Pennsylvania.
Jason J. Price — As a former executive with over 25 years of financial services experience, Mr. Price has experience with financial, regulatory, and operational issues. He served as a Senior Vice President of Cigna Investment Management from 2009 to 2012 and as Head of Private Equity for the State of Connecticut Office of the Treasurer from 2005 to 2009. Mr. Price holds a BA in Business Administration from Morehouse College and an MBA from Harvard Business School.
Susan B. Sweeney — As a former executive and investment officer of a property and casualty company and a former executive of a financial services company with over 35 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. From 2010 to 2014, she was Chief Investment Officer and Senior Vice President of Selective Insurance Company of America. She also served as Chief Investment Officer for the State of Connecticut Pension Fund from 2002 to 2007, directing a multi-asset portfolio. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.
Board Committees and Meetings
The full Board met five times during the fiscal year ended September 30, 2024.
Audit Committee.   The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. El-Hage, Malt, and Price and Mses. Furman, Merrifield, and Plouché, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended September 30, 2024, the Audit Committee met four times.
Nominating and Governance Committee.   The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended September 30, 2024, the Nominating and Governance Committee met twice. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.
The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111-0001. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Shareholder Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as the Nominating and Governance Committee may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.
Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.
The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.
Contract Committee.   The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During the fiscal year ended September 30, 2024, the Contract Committee met three times. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.
Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overallresponsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.
In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.
The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.
Share Ownership of Trustees and Officers of the Trust
The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2024.
Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Nabil N. El-Hage	None	None
Maria D. Furman	None	None
R. Bradford Malt	None	None
C. Ann Merrifield	None	None
Cynthia R. Plouché	None	None
Jason J. Price	None	None
Susan B. Sweeney	None	None
Interested Trustees
Paul LaPiana	None	None
Clifford M. Noreen	None	$10,001-$50,000
The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2024, these amounts were as follows: Mr. El-Hage, over $100,000; Ms. Furman, None; Mr. LaPiana, $50,001-$100,000; Mr. Malt, None; Ms. Merrifield, None; Mr. Noreen, over $100,000; Ms. Plouché, None; Mr. Price, None; and Ms. Sweeney, None.
As of January 3, 2025, the Trustees and officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.

To the knowledge of the Trust, as of December 31, 2024, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.
Trustee Compensation
Effective January 1, 2025 the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $37,760 per quarter plus a fee of $6,400 per in-person meeting attended plus a fee of $6,400 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, including the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.
During 2024, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $39,530 per quarter plus a fee of $6,700 per in-person meeting attended plus a fee of $6,700 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, including the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.
The following table discloses actual compensation paid to Trustees of the Trust during the 2024 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.
Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex Paid to Trustees
Allan W. Blair 1	$45,598	$70,150
Nabil N. El-Hage	$212,375 2	$319,130
Maria D. Furman	$193,779	$291,180
Paul LaPiana	$0	$0
R. Bradford Malt	$193,779	$291,180
C. Ann Merrifield	$212,375	$319,130
Clifford M. Noreen	$85,983	$147,117
Cynthia R. Plouché	$203,839	$306,195
Jason J. Price	$193,779	$291,180
Susan B. Sweeney	$260,726	$516,700

1
Retired from the Board as of December 31, 2023.

?
2
The compensation amount shown does not include a gain/loss in the amount of $48,320 attributable to amounts held under a deferred compensation plan.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 3, 2025, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.
MassMutual Total Return Bond Fund1
Class	Name and Address of Owner	Percent of Class
Class I	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	15.99%
	The Northern Trust Company FBO MassMutual Total Return Bond CIT 333 South Wabash Avenue Chicago, IL 60604	11.37%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	11.18%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	10.16%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.54%
	MassMutual 20/80 Allocation Fund 1295 State Street Springfield, MA 01111	8.46%
	MassMutual 40/60 Allocation Fund 1295 State Street Springfield, MA 01111	5.93%
Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	100.00%
Service Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	84.94%
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	59.61%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	37.58%
Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	89.67%

Class	Name and Address of Owner	Percent of Class
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	7.32%
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	59.75%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	26.11%
	Millennium Trust Company, LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	13.82%
Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	87.99%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	6.72%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	5.14%
MassMutual Diversified Value Fund2
Class	Name and Address of Owner	Percent of Class
Class I	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	60.06%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	5.89%
Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	89.01%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	10.36%
Service Class	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	65.34%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	33.35%
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	62.56%

Class	Name and Address of Owner	Percent of Class
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	37.30%
Class R4	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	41.68%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	37.52%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	20.80%
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	72.87%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	16.09%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	8.40%
Class R3	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	69.91%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	22.73%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	7.36%
Class Y	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	100.00%
MM S&P 500 Index Fund3
Class	Name and Address of Owner	Percent of Class
Class I	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	49.40%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	37.09%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	10.98%

Class	Name and Address of Owner	Percent of Class
Class R5	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	50.67%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	42.27%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	5.54%
Service Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	60.14%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	34.64%
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	48.46%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	42.39%
	Reliance Trust Company P.O. Box 28004 Atlanta, GA 30358	6.78%
Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	52.48%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	22.15%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	18.11%
Class A	Millennium Trust Company, LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	63.32%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	18.58%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	12.90%
Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	45.18%

Class	Name and Address of Owner	Percent of Class
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	21.89%
	Sammons Financial Network, LLC 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	17.28%
MassMutual Equity Opportunities Fund
Class	Name and Address of Owner	Percent of Class
Class I	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	32.38%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	15.74%
	Empower Trust Company, LLC FBO State of Iowa 457B Plan 8515 East Orchard Road Greenwood Village, CO 80111	12.74%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	8.09%
Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	78.00%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	21.82%
Service Class	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	82.46%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	16.33%
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	60.81%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	25.36%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	13.60%
Class R4	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	54.39%

Class	Name and Address of Owner	Percent of Class
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	26.29%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	11.44%
	FIIOC FBO Atlas Minerals & Chemicals, Inc. Union 401(K) PS Plan 100 Magellan Way Covington, KY 41015	5.96%
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	50.01%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	28.56%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	19.09%
Class R3	Sammons Financial Network, LLC 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	73.57%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	17.12%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	8.20%
Class Y	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	100.00%
MassMutual Blue Chip Growth Fund4
Class	Name and Address of Owner	Percent of Class
Class I	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	30.66%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	26.62%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	25.84%
Class R5	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	48.99%

Class	Name and Address of Owner	Percent of Class
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	37.72%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	11.96%
Service Class	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	61.61%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	30.82%
	The Hartford One Hartford Plaza Hartford, CT 06155	7.10%
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	79.57%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	17.69%
Class R4	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	34.19%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	33.67%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	30.81%
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	59.55%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	27.29%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	9.03%
Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	51.23%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	22.98%

Class	Name and Address of Owner	Percent of Class
	Sammons Financial Network, LLC 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	17.51%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	7.74%
Class Y	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	100.00%
MassMutual Small Company Value Fund5
Class	Name and Address of Owner	Percent of Class
Class I	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	72.56%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	15.63%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	10.40%
Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	55.28%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	44.72%
Service Class	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	85.17%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	14.48%
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	81.00%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	16.94%
Class R4	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	56.68%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	23.63%

Class	Name and Address of Owner	Percent of Class
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	19.69%
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	43.42%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	36.16%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	17.35%
Class R3	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	78.77%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	21.14%
Class Y	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	100.00%
MassMutual Mid Cap Growth Fund6
Class	Name and Address of Owner	Percent of Class
Class I	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	38.66%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	15.35%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	9.12%
	TIAA, FSB 211 North Broadway, Suite 1000 Saint Louis, MO 63102	8.59%
	DCGT FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392	7.12%
Class R5	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	23.69%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	21.15%

Class	Name and Address of Owner	Percent of Class
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.02%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	12.94%
	DCGT FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392	6.68%
Service Class	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	31.95%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	29.64%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	16.68%
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	65.78%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	25.79%
Class R4	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	25.87%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	18.88%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	18.15%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	8.65%
	DCGT FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392	8.19%
	Lincoln Retirement Services Company FBO School BD of Richmond 403B P.O. Box 7876 Fort Wayne, IN 46801	5.61%

Class	Name and Address of Owner	Percent of Class
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	67.88%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	13.67%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	12.41%
Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	59.78%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	21.90%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	8.42%
Class Y	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	100.00%
MassMutual Small Cap Growth Equity Fund7
Class	Name and Address of Owner	Percent of Class
Class I	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	35.91%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	14.82%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	12.17%
	TIAA, FSB 211 North Broadway, Suite 1000 Saint Louis, MO 63102	9.40%
Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	60.68%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	21.46%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	11.40%

Class	Name and Address of Owner	Percent of Class
Service Class	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	49.16%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	48.06%
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	63.43%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	32.64%
Class R4	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	65.18%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	25.67%
	Ascensus Trust Company FBO Construction Resources Holdings P.O. Box 10758 Fargo, ND 58106	5.27%
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	74.14%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	20.51%
Class R3	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	48.04%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	40.56%
	State Street Bank FBO ADP Access Product 1 Lincoln Street Boston, MA 02111	6.52%
Class Y	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	60.29%
	Matrix Trust Company FBO Giacare, Inc. 717 17th Street, Suite 1300 Denver, CO 80202	24.85%

Class	Name and Address of Owner	Percent of Class
	Matrix Trust Company FBO THS Health Management LLC 717 17th Street, Suite 1300 Denver, CO 80202	12.34%
MassMutual Overseas Fund8
Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	27.34%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	20.75%
	MassMutual RetireSMART by JPMorgan 2040 Fund 1295 State Street Springfield, MA 01111	5.60%
	MassMutual RetireSMART by JPMorgan 2050 Fund 1295 State Street Springfield, MA 01111	5.13%
Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	51.09%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	46.67%
Service Class	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	85.79%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	13.67%
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	69.85%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	29.98%
Class R4	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	52.12%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	38.41%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	8.83%

Class	Name and Address of Owner	Percent of Class
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	60.40%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	17.42%
	Reliance Trust Company P.O. Box 28004 Atlanta, GA 30358	10.89%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	8.24%
Class R3	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	45.74%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	43.16%
	State Street Bank FBO ADP Access Product 1 Lincoln Street Boston, MA 02111	7.08%
Class Y	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	100.00%
MassMutual Select T. Rowe Price International Equity Fund
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual Select T. Rowe Price Retirement 2040 Fund 1295 State Street Springfield, MA 01111	19.50%
	MassMutual Select T. Rowe Price Retirement 2050 Fund 1295 State Street Springfield, MA 01111	17.50%
	MassMutual Select T. Rowe Price Retirement 2030 Fund 1295 State Street Springfield, MA 01111	14.59%
	MassMutual Select T. Rowe Price Retirement 2045 Fund 1295 State Street Springfield, MA 01111	11.63%
	MassMutual Select T. Rowe Price Retirement 2035 Fund 1295 State Street Springfield, MA 01111	11.13%
	MassMutual Select T. Rowe Price Retirement 2055 Fund 1295 State Street Springfield, MA 01111	7.79%

Class	Name and Address of Owner	Percent of Class
	MassMutual Select T. Rowe Price Retirement 2060 Fund 1295 State Street Springfield, MA 01111	6.39%

?
1
As of January 3, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, owned 26.93% of MassMutual Total Return Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

?
2
As of January 3, 2025, National Financial Services LLC, 499 Washington Boulevard, Jersey City, NJ 07310, and Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111, owned 37.52% and 30.79%, respectively, of MassMutual Diversified Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than National Financial Services LLC and MassMutual. National Financial Services LLC is organized under the laws of Delaware and MassMutual is organized under the laws of Massachusetts.

?
3
As of January 3, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, and Empower Trust Company, LLC, 8515 East Orchard Road, Greenwood Village, CO 80111, owned 45.89% and 34.44%, respectively, of MM S&P 500 Index Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Empower Trust Company, LLC. MassMutual is organized under the laws of Massachusetts and Empower Trust Company, LLC is organized under the laws of Colorado.

?
4
As of January 3, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, and Empower Trust Company, LLC, 8515 East Orchard Road, Greenwood Village, CO 80111, owned 33.72% and 29.09%, respectively, of MassMutual Blue Chip Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Empower Trust Company, LLC. MassMutual is organized under the laws of Massachusetts and Empower Trust Company, LLC is organized under the laws of Colorado.

?
5
As of January 3, 2025, National Financial Services LLC, 499 Washington Boulevard, Jersey City, NJ 07310, and Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111, owned 41.52% and 30.48%, respectively, of MassMutual Small Company Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than National Financial Services LLC and MassMutual. National Financial Services LLC is organized under the laws of Delaware and MassMutual is organized under the laws of Massachusetts.

?
6
As of January 3, 2025, National Financial Services LLC, 499 Washington Boulevard, Jersey City, NJ 07310, owned 33.75% of MassMutual Mid Cap Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than National Financial Services LLC. National Financial Service LLCs is organized under the laws of Delaware.

?
7
As of January 3, 2025, National Financial Services LLC, 499 Washington Boulevard, Jersey City, NJ 07310, owned 28.22% of MassMutual Small Cap Growth Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than National Financial Services LLC. National Financial Services LLC is organized under the laws of Delaware.

?
8
As of January 3, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, and Empower Trust Company, LLC, 8515 East Orchard Road, Greenwood Village, CO 80111, owned 35.18% and 32.84%, respectively, of MassMutual Overseas Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Empower Trust Company, LLC. MassMutual is organized under the laws of Massachusetts and Empower Trust Company, LLC is organized under the laws of Colorado.

INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS
Investment Adviser
MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).
The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.
MML Advisers also serves as investment adviser to: MassMutual 20/80 Allocation Fund, MassMutual 40/60 Allocation Fund, MassMutual 60/40 Allocation Fund, MassMutual 80/20 Allocation Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MassMutual Select T. Rowe Price Retirement 2065 Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Real Assets Fund, and MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, which are also series of the Trust; MassMutual U.S. Government Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation-Protected and Income Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual High Yield Fund, MassMutual Balanced Fund, MassMutual Disciplined Growth Fund, MassMutual Small Cap Opportunities Fund, MassMutual Global Fund, and MassMutual International Equity Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MassMutual Clinton Limited Term Municipal Fund, MassMutual Clinton Municipal Fund, MassMutual Clinton Municipal Credit Opportunities Fund, MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, and MassMutual Emerging Markets Debt Blended Total Return Fund, which are series of MassMutual Advantage Funds, an open-end management investment company; MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund, MML Balanced Allocation Fund, MML Blue Chip Growth Fund, MML Conservative Allocation Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Equity Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth Allocation Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Moderate Allocation Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, MML Sustainable Equity Fund, and MML Total Return Bond Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML iShares® 60/40 Allocation Fund, MML iShares® 80/20 Allocation Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MML Advisers an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:
Fund
Total Return Bond Fund	0.30% on the first $2 billion; and 0.27% on assets over $2 billion
Diversified Value Fund	0.50% on the first $400 million; and 0.475% on assets over $400 million
S&P 500 Index Fund	0.10% on the first $2.5 billion; 0.08% on the next $2.5 billion; and 0.05% on assets over $5 billion
Equity Opportunities Fund	0.69% on the first $1 billion; and 0.64% on assets over $1 billion
Blue Chip Growth Fund	0.65% on the first $750 million; and 0.60% on assets over $750 million
Small Company Value Fund	0.85% on the first $750 million; and 0.80% on assets over $750 million
Mid Cap Growth Fund	0.67% on the first $2 billion; and 0.62% on assets over $2 billion
Small Cap Growth Equity Fund	0.80% on the first $1 billion; and 0.78% on assets over $1 billion
Overseas Fund	0.80% on the first $750 million; 0.775% on the next $500 million; and 0.75% on assets over $1.25 billion
MM Select T. Rowe Price International Equity Fund	0.00%
Unaffiliated Subadvisers
AllianceBernstein
MML Advisers has entered into a Subadvisory Agreement with AllianceBernstein pursuant to which AllianceBernstein serves as a subadviser for the Small Company Value Fund. This agreement provides that AllianceBernstein manage the investment and reinvestment of a portion of the assets of the Fund. AllianceBernstein is located at 501 Commerce Street, Nashville, Tennessee 37203. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies, and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. AllianceBernstein is a Delaware limited partnership, the majority limited partnership interests in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P. (“AB Holding”), a publicly traded partnership.
As of September 30, 2024, EQH owned approximately 4.0% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AB Holding. AllianceBernstein Corporation owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in AllianceBernstein.
As of September 30, 2024, the ownership structure of AllianceBernstein, expressed as a percentage of general and limited partnership interests was as follows: EQH and its subsidiaries, 60.0%; AB Holding, 39.3%; and unaffiliated holders, 0.7%.
Including both the general partnership and limited partnership interests in AB Holding and AllianceBernstein, EQH and its subsidiaries had an approximate 61.6% economic interest in AllianceBernstein as of September 30, 2024.
AllianceBernstein also provides subadvisory services for the MML Small/Mid Cap Value Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.

American Century
MML Advisers has entered into a Subadvisory Agreement with American Century pursuant to which American Century serves as a subadviser for the Small Company Value Fund. This agreement provides that American Century manage the investment and reinvestment of a portion of the assets of the Fund. American Century is located at 4500 Main Street, Kansas City, Missouri 64111. American Century is wholly-owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is a part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments, and prevention of disease.
American Century also provides subadvisory services for the MML Mid Cap Value Fund, MML Small Company Value Fund, and MML Sustainable Equity Fund, each of which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Brandywine Global
MML Advisers has entered into Subadvisory Agreements with Brandywine Global pursuant to which Brandywine Global serves as a subadviser for the Diversified Value Fund. This agreement provides that Brandywine Global manage the investment and reinvestment of the assets of the Fund. Brandywine Global is located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine Global is an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc, a publicly-traded global investment management organization (NYSE: BEN). Brandywine Global also operates two affiliated companies with offices in Singapore and London.
Brandywine Global also provides subadvisory services for the MML Equity Fund, which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Frontier
MML Advisers has entered into a Subadvisory Agreement with Frontier pursuant to which Frontier serves as a subadviser for the Mid Cap Growth Fund. This agreement provides that Frontier manage the investment and reinvestment of a portion of the assets of the Fund. Frontier is located at 99 Summer Street, Boston, Massachusetts 02110. Frontier was founded in 1980 and since 2000 has been a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc.
Harris
MML Advisers has entered into a Subadvisory Agreement with Harris pursuant to which Harris serves as a subadviser for the Overseas Fund. This agreement provides that Harris manage the investment and reinvestment of a portion of the assets of the Fund. Harris is located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606. Harris is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”). Harris and HAI are wholly-owned subsidiaries of Natixis Investment Managers, LLC, which is a direct subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is part of the Global Financial Services division of Groupe BPCE. Natixis Investment Managers is wholly owned by Natixis, a French investment banking and financial services firm. Natixis is wholly owned by Groupe BPCE, France’s second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banques Populaires regional cooperative banks.
Harris also provides subadvisory services for the MML International Equity Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Invesco Advisers
MML Advisers has entered into a Subadvisory Agreement with Invesco Advisers pursuant to which Invesco Advisers serves as a subadviser for the Small Cap Growth Equity Fund. This agreement provides that Invesco Advisers manage the investment and reinvestment of a portion of the assets of the Fund. Invesco Advisers is located at 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. Invesco Advisers, as successor in interest to multiple investment advisers, is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.
Invesco Advisers also provides subadvisory services for the MML Equity Rotation Fund, MML Small Cap Equity Fund, and MML Strategic Emerging Markets Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser, for the MassMutual Balanced Fund, MassMutual Small Cap Opportunities Fund, and MassMutual Global Fund, each of which is as series of

MassMutual Premier Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MML Fundamental Equity Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Loomis Sayles
MML Advisers has entered into a Subadvisory Agreement with Loomis Sayles pursuant to which Loomis Sayles serves as a subadviser for the Blue Chip Growth Fund. This agreement provides that Loomis Sayles manage the investment and reinvestment of a portion of the assets of the Fund. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111 and is a Delaware limited partnership. Loomis Sayles’ sole limited partner, Natixis Investment Managers, LLC (“Natixis LLC”), owns 99% of Loomis Sayles. Loomis Sayles’ general partner, Loomis, Sayles & Company, Inc., owns 1% of Loomis Sayles. Natixis LLC owns 100% of Loomis, Sayles & Company, Inc. Natixis LLC is a direct subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by Groupe BPCE, France’s second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banques Populaires regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of Groupe BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.
Loomis Sayles also provides subadvisory services for the MML Large Cap Growth Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
MFS
MML Advisers has entered into a Subadvisory Agreement with MFS pursuant to which MFS serves as a subadviser for the Overseas Fund. This agreement provides that MFS manage the investment and reinvestment of a portion of the assets of the Fund. MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).
MFS also provides subadvisory services for the MML Global Fund and MML International Equity Fund, each of which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
MetWest
MML Advisers has entered into a Subadvisory Agreement with MetWest pursuant to which MetWest serves as a subadviser for the Total Return Bond Fund. This agreement provides that MetWest manage the investment and reinvestment of the assets of the Fund. MetWest is located at 515 South Flower Street, Los Angeles, California 90071. MetWest was founded in 1996, and is a wholly-owned subsidiary of TCW Asset Management Company LLC, which is a wholly-owned subsidiary of The TCW Group, Inc.
MetWest also provides subadvisory services for the MML Total Return Bond Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
NTI
MML Advisers has entered into a Subadvisory Agreement with NTI pursuant to which NTI serves as a subadviser for the MM S&P 500 Index Fund. This agreement provides that NTI manage the investment and reinvestment of the assets of the Fund. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. NTI, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies, and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
NTI also provides subadvisory services for the MML Equity Index Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.

T. Rowe Price
MML Advisers has entered into Subadvisory Agreements with T. Rowe Price pursuant to which T. Rowe Price serves as a subadviser for the Equity Opportunities Fund, Blue Chip Growth Fund, Mid Cap Growth Fund, and MM Select T. Rowe Price International Equity Fund. These agreements provide that T. Rowe Price manage the investment and reinvestment of all or a portion of the assets of the Funds, as applicable. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price also provides subadvisory services for the MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MassMutual Select T. Rowe Price Retirement 2065 Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Real Assets Fund, and MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, each of which is a series of the Trust, and for the MML Blue Chip Growth Fund, MML Equity Income Fund, and MML Mid Cap Growth Fund, each of which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
In addition, T. Rowe Price Investment Management serves as a sub-subadviser for the Mid Cap Growth Fund and each of T. Rowe Price International, T. Rowe Price Hong Kong, and T. Rowe Price Singapore serves as a sub-subadviser for the MM Select T. Rowe Price International Equity Fund. Each of T. Rowe Price Investment Management and T. Rowe Price International is a wholly-owned subsidiary of T. Rowe Price and each of T. Rowe Price Hong Kong and T. Rowe Price Singapore is a wholly-owned subsidiary of T. Rowe Price International. T. Rowe Price has entered into a subadvisory agreement with each of T. Rowe Price Investment Management, T. Rowe Price International, and T. Rowe Price Hong Kong under which, subject to the supervision of T. Rowe Price, T. Rowe Price Investment Management, T. Rowe Price International, and T. Rowe Price Hong Kong are authorized to trade securities, make discretionary investment decisions, and effect securities transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage, on behalf of the Mid Cap Growth Fund and MM Select T. Rowe Price International Equity Fund, as applicable. T. Rowe Price has entered into a subadvisory agreement with T. Rowe Price Singapore under which, subject to the supervision of T. Rowe Price, T. Rowe Price Singapore is authorized to delegate the trading of securities and make discretionary investment decisions on behalf of the MM Select T. Rowe Price International Equity Fund. T. Rowe Price Investment Management is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price International is located at Warwick Court, 5  Paternoster Square, London, EC4M 7DX, United Kingdom. T. Rowe Price Hong Kong is located at 6/F Chater House, 8 Connaught Road, Central, Hong Kong. T. Rowe Price Singapore is located at 501 Orchard Road, #10-02 Wheelock Place, Singapore, 238880. T. Rowe Price Investment Management also provides sub-subadvisory services for the MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, which is a series of the Trust, and for the MML Mid Cap Growth Fund which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser. T. Rowe Price International also provides sub-subadvisory services for the MassMutual Select T. Rowe Price Bond Asset Fund and MassMutual Select T. Rowe Price Large Cap Blend Fund, each of which is a series of the Trust. Rowe Price Hong Kong also provides sub-subadvisory services for the MassMutual Select T. Rowe Price Bond Asset Fund, which is a series of the Trust.
Wellington Management
MML Advisers has entered into Subadvisory Agreements with Wellington Management pursuant to which Wellington Management serves as a subadviser for the Equity Opportunities Fund and Small Cap Growth Equity Fund. These agreements provide that Wellington Management manage the investment and reinvestment of a portion of the assets of the Funds. Wellington Management is located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Wellington Management also provides subadvisory services for the MML Focused Equity Fund, MML Mid Cap Growth Fund, and MML Small Cap Growth Equity Fund, each of which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser and for the MassMutual Disciplined Growth Fund and MassMutual International Equity Fund, each of which is a series of MassMutual Premier Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.
Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.
Administrator, Sub-Administrators, and Shareholder Servicing Agent
MML Advisers has entered into an administrative and shareholder services agreement (the “Administrative and Shareholder Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MML Advisers is obligated to provide certain administrative and shareholder services. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration. Pursuant to a letter agreement between the Trust, MML Advisers, and State Street, the Trust has agreed to pay State Street for the services it provides pursuant to the sub-administration agreement with MML Advisers, although MML Advisers remains ultimately responsible for the payment of any such fees owed to State Street. The Trust, on behalf of each Fund, pays MML Advisers an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of each Fund as shown in the table below:
	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Total Return Bond Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
Diversified Value Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
S&P 500 Index Fund	None	0.10%	0.25%	0.35%	0.25%	0.35%	0.25%	N/A
Equity Opportunities Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
Blue Chip Growth Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
Small Company Value Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
Mid Cap Growth Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
Small Cap Growth Equity Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
Overseas Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
MM Select T. Rowe Price International Equity Fund	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MassMutual, the parent company of MML Advisers, pays to an affiliate of Empower Retirement, LLC (“Empower”) an amount equal to the profit realized by MML Advisers with respect to shares beneficially owned by retirement plans through recordkeeping platforms maintained by Empower or an affiliate.
Pursuant to the Advisory Agreements, Subadvisory Agreements, Administrative and Shareholder Services Agreement, and Supplemental Shareholder Services Agreement described above, for the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022, the amount of advisory fees paid by each Fund, the amount of subadvisory fees paid by each Fund, the amount of any advisory fees waived by MML Advisers, the amount of administrative fees paid by each Fund, the amount of supplemental shareholder services fees paid by each Fund (as applicable), and the amount of any fees reimbursed by MML Advisers are as follows:
	Fiscal Year Ended September 30, 2024
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
Total Return Bond Fund 1	$2,370,990	$1,074,829	$—	$291,047	$(384,504)
Diversified Value Fund	1,243,976	522,602	—	220,777	—
S&P 500 Index Fund	2,499,349	207,487	—	3,727,017	—
Equity Opportunities Fund	4,391,601	1,953,759	—	370,935	—
Blue Chip Growth Fund	15,223,053	7,355,382	—	1,530,733	—
Small Company Value Fund 2	1,289,532	722,191	—	97,712	(308,221)
Mid Cap Growth Fund 3	32,787,457	20,801,328	—	1,843,780	(313,921)
Small Cap Growth Equity Fund	6,341,986	4,020,873	—	286,022	—

	Fiscal Year Ended September 30, 2024
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
Overseas Fund 4	3,820,563	2,208,526	—	296,810	(628,233)
MM Select T. Rowe Price International Equity Fund5	—	—	—	—	(1,448,767)

?
1
Effective February 1, 2024, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.33%, 0.43%, 0.53%, 0.63%, 0.78%, 0.83%, 1.03%, and 0.43% for Classes I, R5, Service, Administrative, R4, A, R3, and Y respectively. For the relevant period prior to February 1, 2024, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.33%, 0.43%, 0.53%, 0.63%, 0.78%, 0.88%, 1.03%, and 0.43% for Classes I, R5, Service, Administrative, R4, A, R3, and Y respectively.

?
2
Effective February 1, 2024, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.86%, 0.96%, 1.06%, 1.16%, 1.31%, 1.36%, 1.56%, and 0.96% for Classes I, R5, Service, Administrative, R4, A, R3, and Y respectively. For the relevant period prior to February 1, 2024, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.86%, 0.96%, 1.06%, 1.16%, 1.31%, 1.41%, 1.56%, and 0.96% for Classes I, R5, Service, Administrative, R4, A, R3, and Y respectively.

?
3
Effective February 28, 2024, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.66%, 0.76%, 0.86%, 0.96%, 1.11%, 1.16%, 1.36%, and 0.76% for Classes I, R5, Service, Administrative, R4, A, R3, and Y respectively.

?
4
Effective February 1, 2024, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.79%, 0.89%, 0.99%, 1.09%, 1.24%, 1.29%, 1.49%, and 0.89% for Classes I, R5, Service, Administrative, R4, A, R3, and Y respectively. For the relevant period prior to February 1, 2024, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.79%, 0.89%, 0.99%, 1.09%, 1.24%, 1.34%, 1.49%, and 0.89% for Classes I, R5, Service, Administrative, R4, A, R3, and Y respectively.

?
5
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00% for Class I.

	Fiscal Year Ended September 30, 2023
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
Total Return Bond Fund 1	$2,300,480	$1,051,200	$(169,172)	$328,854	$(109,409)
Diversified Value Fund	1,513,928	674,927	—	221,311	—
S&P 500 Index Fund	2,439,912	202,549	—	3,379,693	—
Equity Opportunities Fund	4,335,475	1,929,170	—	423,471	—
Blue Chip Growth Fund	14,970,707	7,308,177	—	1,535,589	—
Small Company Value Fund 2	1,803,056	1,006,063	—	116,807	(326,560)
Mid Cap Growth Fund 3	35,937,804	21,497,747	(1,990,475)	2,062,894	—
Small Cap Growth Equity Fund	5,690,379	3,652,530	—	292,177	—
Overseas Fund 4	3,758,538	2,181,611	—	310,379	(575,877)
MM Select T. Rowe Price International Equity Fund5	—	—	—		(1,181,072)

?
1
Effective July 1, 2023, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.33%, 0.43%, 0.53%, 0.63%, 0.78%, 0.88%, 1.03%, and 0.43% for Classes I, R5, Service, Administrative, R4, A, R3, and Y respectively. For the relevant period prior to July 1, 2023, the expenses in the above table reflect a written agreement by MML Advisers to waive 0.03% of the advisory fees of the Fund through June 30, 2023.

?
2
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.86%, 0.96%, 1.06%, 1.16%, 1.31%, 1.41%, 1.56%, and 0.96% for Classes I, R5, Service, Administrative, R4, A, R3, and Y respectively.

?
3
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.05% of the advisory fees of the Fund through June 30, 2023.

?
4
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.79%, 0.89%, 0.99%, 1.09%, 1.24%, 1.34%, 1.49%, and 0.89% for Classes I, R5, Service, Administrative, R4, A, R3, and Y respectively.

?
5
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00% for Class I.
	Fiscal Year Ended September 30, 2022
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
Total Return Bond Fund 1	$2,433,628	$1,088,619	$(243,363)	$399,344	$—
Diversified Value Fund	1,802,361	802,075	—	256,901	—
S&P 500 Index Fund	2,966,050	250,502	—	4,159,740	—
Equity Opportunities Fund	4,925,333	2,175,135	—	532,181	—
Blue Chip Growth Fund	21,544,826	10,621,148	—	2,227,677	—
Small Company Value Fund 2	2,207,447	1,230,662	—	153,485	(240,158)
Mid Cap Growth Fund 3	48,463,244	29,674,666	(1,497,063)	2,889,026	—
Small Cap Growth Equity Fund	5,226,397	3,367,581	—	355,630	—
Overseas Fund 4	4,456,361	2,528,164	—	367,605	(641,568)
MM Select T. Rowe Price International Equity Fund5	—	—	—	—	(1,278,606)

?
1
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.03% of the advisory fees of the Fund through September 30, 2022.

?
2
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2022, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.86%, 0.96%, 1.06%, 1.16%, 1.31%, 1.41%, and 1.56% for Classes I, R5, Service, Administrative, R4, A, and R3, respectively.

?
3
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.05% of the advisory fees of the Fund through September 30, 2022.

?
4
Effective February 1, 2022, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2022, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.79%, 0.89%, 0.99%, 1.09%, 1.24%, 1.34%, and 1.49% for Classes I, R5, Service, Administrative, R4, A, and R3, respectively. For the relevant period prior to February 1, 2022, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2022, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.79%, 0.89%, 0.99%, 1.09%, 1.24%, 1.34%, and 1.49% for Classes I, R5, Service, Administrative, R4, A, and R3, respectively.

?
5
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2022, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00% for Class I.

THE DISTRIBUTOR
The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.
The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Amended and Restated Rule 12b-1 plan. In addition, the Distributor receives any front-end sales charges or contingent deferred sales charges (“CDSCs”) imposed on the sales of Class A shares of the Funds. The following table discloses the sales loads paid by the following Funds to the Distributor for the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022:
		Sales Charge Revenue			CDSC Revenue
	Fiscal Year Ended	Amount Paid to Distributor	Amount Reallowed to Dealers	Amount Retained by Distributor	Amount Paid to Distributor	Amount Reallowed to Dealers	Amount Retained by Distributor
Diversified Value Fund - Class A	2024	$304	$240	$65	$0	$0	$0
	2023	$2,384	$1,863	$522	$0	$0	$0
	2022	$936	$730	$205	$0	$0	$0

S&P 500 Index Fund - Class A	2024	$0	$0	$0	$0	$0	$0
	2023	$0	$0	$0	$0	$0	$0
	2022	$88	$72	$16	$0	$0	$0
Equity Opportunities Fund - Class A	2024	$0	$0	$0	$0	$0	$0
	2023	$1,466	$1,132	$335	$0	$0	$0
	2022	$1,216	$948	$267	$0	$0	$0

Blue Chip Growth Fund - Class A	2024	$1,605	$1,314	$291	$0	$0	$0
	2023	$1,048	$858	$190	$0	$0	$0
	2022	$3,122	$2,541	$581	$0	$0	$0

Mid Cap Growth Fund - Class A	2024	$1,376	$1,125	$251	$0	$0	$0
	2023	$0	$0	$0	$0	$0	$0
	2022	$449	$353	$96	$0	$0	$0

Small Cap Growth Equity Fund - Class A	2024	$0	$0	$0	$0	$0	$0
	2023	$0	$0	$0	$0	$0	$0
	2022	$258	$204	$55	$0	$0	$0
How Sales Charges Are Calculated
Class A Shares
Generally, concessions on Class A shares are reallowed to broker-dealers or other financial intermediaries as follows:

Total Return Bond Fund
Amount of Purchase	Front-End Sales Charge as a Percentage of Offering Price	Front-End Sales Charge as a Percentage of Net Amount Invested	Commission as a Percentage of Offering Price
Less than $25,000	4.25%	4.44%	3.50%
$25,000-$49,999	4.25%	4.44%	3.50%
$50,000-$99,999	4.00%	4.17%	3.25%
$100,000-$249,999	3.00%	3.09%	2.25%
$250,000-$499,999	1.75%	1.78%	1.50%
$500,000-$999,999	1.25%	1.27%	1.00%
$1,000,000-$4,999,999 1	None	None	1.00%
$5,000,000 or more 1	None	None	0.50%
Diversified Value Fund, S&P 500 Index Fund, Equity Opportunities Fund, Blue Chip Growth Fund, Small Company Value Fund, Mid Cap Growth Fund, Small Cap Growth Equity Fund, and Overseas Fund
Amount of Purchase	Front-End Sales Charge as a Percentage of Offering Price	Front-End Sales Charge as a Percentage of Net Amount Invested	Commission as a Percentage of Offering Price
Less than $25,000	5.50%	5.82%	4.50%
$25,000-$49,999	5.25%	5.54%	4.25%
$50,000-$99,999	4.50%	4.71%	3.50%
$100,000-$249,999	3.50%	3.63%	2.50%
$250,000-$499,999	2.25%	2.30%	1.75%
$500,000-$999,999	1.75%	1.78%	1.10%
$1,000,000-$4,999,999 1	None	None	1.00%
$5,000,000 or more 1	None	None	0.50%

1
There is no front-end sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more and the Distributor pays dealers of record concessions in an amount equal to 1.00% or 0.50% of these purchases, as shown in the above tables. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession. If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge as described in the Funds’ Prospectus and you advise the transfer agent or another intermediary of your eligibility for the waiver when you place your redemption request). The 18-month period begins on the day the purchase is made.

Shares of each Fund may be purchased through agents of the Distributor who are registered representatives and licensed by the Distributor to sell Fund shares, and through registered representatives of selected broker-dealers which are members of FINRA and which have entered into selling agreements with the Distributor. The Distributor may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which the Distributor has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.
The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.
DISTRIBUTION AND SERVICE PLAN
The Trust has adopted, with respect to the Service Class, Administrative Class, Class R4, Class A, Class R3, and Class Y shares of each Fund, as applicable, and Class I and Class R5 shares of most Funds, an Amended and Restated Rule 12b-1 Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan for each Fund and share class.
Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Independent Trustees. The Plan may not be amended in order to increase materially the costs which a Fund may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of the relevant class of the Fund. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of the Fund. The Plan provides that the Distributor shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts expended and the purposes for which such expenditures were made.
The Plan is a compensation plan, authorizing payments to the Distributor up to the following annual rates: Class R4 and Class A shares — 0.25% of the average daily net assets of the class; Class R3 shares — 0.50% of the average daily net assets of the class. A Fund may make payments under the Plan to compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to shareholders.
MML Advisers may pay amounts in respect of the distribution or servicing of a Fund’s shares out of administrative or advisory fees received by it from that Fund. The Plan authorizes such payments for Service Class, Administrative Class, and Class Y shares of each Fund, as applicable, and for Class I and Class R5 shares of most Funds, although MML Advisers may make such payments in respect of shares of any class, whether or not the Plan has been adopted. No additional fees are paid by a Fund under the Plan.
The following table discloses the 12b-1 fees paid in the fiscal year ending September 30, 2024 by the Trust under the Plan for Class R4, Class A, and Class R3 shares of the Funds:
	Class R4 12b-1 Fees	Class A 12b-1 Fees	Class R3 12b-1 Fees
Total Return Bond Fund	$125,382	$20,571	$66,212
Diversified Value Fund	26,164	61,148	4,524
S&P 500 Index Fund	963,497	48,362	1,437,340
Equity Opportunities Fund	24,844	91,641	32,788
Blue Chip Growth Fund	130,809	216,470	201,070
Small Company Value Fund	1,615	21,290	1,804
Mid Cap Growth Fund	113,902	214,263	86,668
Small Cap Growth Equity Fund	34,744	42,000	20,170
Overseas Fund	48,887	38,075	27,010
	$1,469,844	$753,820	$1,877,586
For the fiscal year ending September 30, 2024, the Distributor paid to MassMutual the 12b-1 fees it received and MassMutual paid these amounts, as agent of the Distributor, to various unaffiliated financial intermediaries as compensation for distribution services and/or shareholder services provided by them.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries may receive various forms of compensation from a Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary’s clients. In addition, MML Advisers and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries’ offering and sales of Fund shares and shares of other funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of a Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers, or other institutions that have selling, servicing or similar arrangements with MML Advisers or the Distributor. The payments to financial intermediaries vary by the types of product sold, the features of a Fund share class, and the role played by the intermediary.
Types of payments to financial intermediaries may include, without limitation, all or portions of the following: Payments made by a Fund, or by an investor buying or selling shares of a Fund, including:
•
an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries;

•
ongoing asset-based distribution and/or service fees;

•
shareholder servicing expenses that may be paid from Fund assets to reimburse financial intermediaries, MML Advisers, or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency, or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, MML Advisers may, at its discretion, make the following types of payments from its own resources, which may include profits MML Advisers derives from investment advisory fees paid by a Fund. Payments are made based on guidelines established by the MML Advisers, subject to applicable law. These payments are often referred to as “revenue sharing” payments, and may include:
•
compensation for marketing support, support provided in offering shares in a Fund through certain trading platforms and programs, and transaction processing or other services;

•
other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although a broker or dealer that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by a Fund, MML Advisers does not consider a financial intermediary’s sales of shares of a Fund when choosing brokers or dealers to effect portfolio transactions for a Fund.
Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:
•
transactional support, one-time charges for setting up access for a Fund on particular trading systems, and paying the financial intermediary’s networking fees;

•
program support, such as expenses related to including the Funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets,” bank or trust company products or insurance companies’ variable annuity or variable life insurance products;

•
placement on the dealer’s list of offered funds and providing representatives of MML Advisers or the Distributor with access to a financial intermediary’s sales meetings, sales representatives, and management representatives; or

•
firm support, such as business planning assistance, advertising, or educating a financial intermediary’s sales personnel about the Funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of a Fund, or to support the marketing or promotional efforts of the Distributor in offering shares of a Fund. In addition, some types of payments may provide a financial intermediary with an incentive to recommend a Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in a Fund’s Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from a Fund, MML Advisers, or the Distributor and any services it provides, as well as the fees and commissions it charges.
CUSTODIAN, DIVIDEND DISBURSING AGENT, AND TRANSFER AGENT
State Street, located at One Congress Street, Boston, Massachusetts 02114, is the custodian of each Fund’s investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As Custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian and Transfer Agent, State Street does not assist in, and is not responsible for, the investment decisions and policies of the Funds.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 115 Federal Street, Boston, Massachusetts 02110, is the Trust’s independent registered public accounting firm. Deloitte & Touche LLP provides audit services and assistance in connection with various SEC filings.
LEGAL COUNSEL
Ropes & Gray LLP, located at The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, serves as counsel to the Trust.
CODES OF ETHICS
The Trust, MML Advisers, the Distributor, AllianceBernstein, American Century, Brandywine Global, Frontier, Harris, Invesco Advisers, Loomis Sayles, MFS, MetWest, NTI, T. Rowe Price, T. Rowe Price Hong Kong, T. Rowe Price International, T. Rowe Price Investment Management, T. Rowe Price Singapore, and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the Funds do not typically pay commissions for principal transactions in the OTC markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price a Fund pays. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain the best execution of orders. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.
Under each Advisory or Subadvisory Agreement and as permitted by Section 28(e) of the Exchange Act and to the extent not otherwise prohibited by applicable law, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The investment adviser or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.
Brokerage and research services provided by brokers are used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment adviser or subadvisers attempt to evaluate the quality of brokerage and research services provided by brokers. Results of this effort are sometimes used by the investment adviser or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.
The investment advisory fee that the Trust pays on behalf of each Fund to MML Advisers will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.
Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment adviser or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission, fee, or other remuneration paid to the affiliated broker-dealer in connection with a portfolio brokerage transaction effected on a securities exchange must be reasonable and fair in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.
The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment adviser or subadvisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.
The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that an investment adviser or subadviser subject to MiFID II will cause a Fund to pay for research services through client commissions in circumstances where the investment adviser or subadviser is prohibited from causing its other client accounts to do so, including where the investment adviser or subadviser aggregates trades on behalf of a Fund and those other client accounts. In such situations, the Fund would bear the additional amounts for the research services and the Fund’s investment adviser’s or subadviser’s other client accounts would not, although the investment adviser’s or subadviser’s other client accounts might nonetheless benefit from those research services.
The following table discloses the brokerage commissions paid by the Funds for the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022:
	Fiscal Year ended September 30, 2024	Fiscal Year ended September 30, 2023	Fiscal Year ended September 30, 2022
Total Return Bond Fund	$21,702	$22,354	$33,155
Diversified Value Fund	$48,181	$76,467	$79,157
S&P 500 Index Fund	$161,314	$34,764	$83,998
Equity Opportunities Fund	$70,200	$46,642	$61,908
Blue Chip Growth Fund	$95,905	$272,493	$240,994
Small Company Value Fund	$136,938	$88,782	$104,551
Mid Cap Growth Fund	$1,105,843	$1,277,718	$1,431,221

	Fiscal Year ended September 30, 2024	Fiscal Year ended September 30, 2023	Fiscal Year ended September 30, 2022
Small Cap Growth Equity Fund	$487,198	$462,701	$437,873
Overseas Fund	$92,913	$75,776	$119,365
MM Select T. Rowe Price International Equity Fund	$811,559	$552,811	$642,373
The following table discloses, for those Funds that paid brokerage commissions to an affiliate of its investment adviser or subadviser, the total amount of brokerage commissions paid by each such Fund to affiliates for the past three fiscal years and, for the fiscal year ended 2024, the percentage of the Fund’s aggregate brokerage commissions paid to affiliates and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through affiliates.
	Fiscal Year ended September 30, 2024			Fiscal Year ended September 30, 2023	Fiscal Year ended September 30, 2022
Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid	Aggregate Commissions Paid
Jefferies LLC
Diversified Value Fund 1	$—	—%	—%	$890	$753
Equity Opportunities Fund 1	$2,150	4.61%	2.20%	$1,406	$1,437
Blue Chip Growth Fund 1	$704	0.26%	1.89%	$2,349	$1,070
Mid Cap Growth Fund 1	$28,758	2.25%	4.42%	$12,790	$15,260
Small Cap Growth Equity Fund 1	$—	—%	—%	$36	$—
MM Select T. Rowe Price International Equity Fund1	$28,363	5.13%	7.93%	$24,053	$29,930

1
Includes affiliated trading platforms of Jefferies LLC.

The following table discloses, for those Funds that had trades directed to a broker or dealer during the fiscal year ended September 30, 2024 because of research services provided, the dollar value of transactions placed by each such Fund with such brokers and dealers during the fiscal year ended September 30, 2024 to recognize “brokerage and research” services, and commissions paid for such transactions:
	Dollar Value of Those Transactions	Amount of Commissions
Diversified Value Fund	$20,704,176	$9,754
Equity Opportunities Fund	$316,728,388	$21,992
Blue Chip Growth Fund	$568,814,213	$52,704
Small Company Value Fund	$71,158,914	$51,875
Mid Cap Growth Fund	$1,745,966,943	$561,015
Small Cap Growth Equity Fund	$786,435,894	$263,518
Overseas Fund	$78,488,877	$39,963
MM Select T. Rowe Price International Equity Fund	$126,448,014	$128,990
The following table discloses, for those Funds that held securities issued by one or more of its “regular brokers or dealers” (as defined in the 1940 Act), or their parent companies, the aggregate value of the securities held by each such Fund as of the fiscal year ended September 30, 2024.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Total Return Bond Fund	Bank of America Corp.	$8,128,412
	Morgan Stanley	5,948,021
	JPMorgan Chase & Co.	5,630,256

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
	The Goldman Sachs Group, Inc.	4,433,783
	Citigroup, Inc.	1,170,745
		$25,311,217
Diversified Value Fund	JPMorgan Chase & Co.	$31,565,742
	Bank of America Corp.	16,915,584
	Morgan Stanley	9,496,264
	The Goldman Sachs Group, Inc.	9,011,002
	Citigroup, Inc.	6,040,900
	State Street Corp.	1,627,848
		$74,657,340
S&P 500 Index Fund	JPMorgan Chase & Co.	$29,187,452
	Bank of America Corp.	13,030,753
	The Goldman Sachs Group, Inc.	7,606,870
	Morgan Stanley	6,318,925
	Citigroup, Inc.	5,811,283
	State Street Corp.	1,282,727
		$63,238,010
Blue Chip Growth Fund	Morgan Stanley	$6,251,585
	The Goldman Sachs Group, Inc.	6,247,793
		$12,499,378

DESCRIPTION OF SHARES
The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 28, 1993 which was amended and restated as of November 21, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on September 30.
The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 32 series, 10 of which are described in this SAI.
The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently authorized the establishment and designation of 11 classes of shares, between one and eight classes of shares for each series of the Trust: Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class R4 Shares, Class A Shares, Class R3 Shares, Class Y Shares, Class M5 Shares, Class M4 Shares, and Class M3 Shares. Currently only Class I Shares are offered by the MassMutual Select T. Rowe Price Bond Asset Fund, MM Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Real Assets Fund, and MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund. Currently, only Class I Shares, Class M5 Shares, Class M4 Shares, and Class M3 Shares are offered by the MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MassMutual Select T. Rowe Price Retirement 2065 Fund, and MassMutual Select T. Rowe Price Retirement Balanced Fund. Class I Shares, Class R5 Shares, Service Class Shares,

Administrative Class Shares, Class R4 Shares, Class A Shares, and Class R3 Shares are offered by all other series of the Trust. Currently, Class Y Shares are only offered by the Total Return Bond Fund, Diversified Value Fund, Equity Opportunities Fund, Blue Chip Growth Fund, Small Company Value Fund, Mid Cap Growth Fund, Small Cap Growth Equity Fund, Overseas Fund, MassMutual 20/80 Allocation Fund, MassMutual 40/60 Allocation Fund, MassMutual 60/40 Allocation Fund, and MassMutual 80/20 Allocation Fund; however, for the Total Return Bond Fund, Class Y shares are not currently available for purchase. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.
The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).
The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.
Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.
The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.
The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.
The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.
The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
The following information supplements the discussion of methods for reducing or eliminating sales charges for Class A shares of the Funds found in the Prospectus.
Right of Accumulation (Class A Shares Only)
Reduced sales charges on Class A shares of the Funds can be obtained by combining a current purchase with prior purchases of all classes of shares of any MassMutual Funds. The applicable sales charge is based on the combined total of:
(1)
the current purchase of Class A shares; and

(2)
the value at the public offering price at the close of business on the previous day of a Fund’s and any classes of a MassMutual Fund’s shares held by the shareholder, the shareholder’s spouse, or the shareholder’s minor children.

MML Advisers, the Distributor, or a financial intermediary must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Funds may terminate or amend this Right of Accumulation at any time without notice.
Letter of Intent (Class A Shares Only)
Any person may qualify for reduced sales charges on purchases of Class A shares of a Fund made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any MassMutual Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.
During the term of the Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charges applicable to Class A shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Funds to sell the amount specified in the Letter.
If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, a financial intermediary shall return to the Distributor the excess commission previously paid to the financial intermediary during the 13-month period.
If the amount specified in the Letter is not purchased, the shareholder shall remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A shares to equal such difference. The additional amount of a financial intermediary’s commission from the applicable offering price shall be remitted by the Distributor to the financial intermediary.
Additional information about, and terms of, Letters of Intent are available from a financial intermediary, or from the Transfer Agent at 1-800-860-2232.
Reinstatement Privilege (Class A Shares Only)
A shareholder who has redeemed Class A shares of a Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A shares of the Fund or another MassMutual Fund at the NAV next determined after receipt by MML Advisers or the Distributor of a reinstatement request and receipt by the Transfer Agent of payment for such shares. The Distributor will not pay a financial intermediary a commission on any reinvested amount. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact MML Advisers, the Distributor, or a financial intermediary. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax adviser.

Privileges of Financial Intermediaries
Class A shares of a Fund may be sold at NAV, without a sales charge, to registered representatives and employees of financial intermediaries (including their affiliates) and such persons’ families and their beneficial accounts.
Sponsored Arrangements
Class A shares of a Fund may be purchased at a reduced or zero sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members, or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence, and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.
Class A shares of a Fund also may be purchased at a reduced or zero sales charge by (i) clients of any financial intermediary that has entered into an agreement with MML Advisers or the Distributor pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of any financial intermediary that has entered into an agreement with MML Advisers or the Distributor pursuant to which such financial intermediary offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in employer-sponsored retirement plans (e.g. 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, and defined benefit plans). For purposes of this waiver, employer-sponsored retirement plans do not include Simplified Employee Pension Plan IRAs (“SEP IRAs”), Simple IRAs, Salary Reduction Simplified Employee Pension Plans (“SAR-SEPs”), or Keogh plans.
Waiver of CDSCs
CDSCs may be waived on redemptions in the following situations with the proper documentation:
(1)
Death. CDSCs may be waived on redemptions within one year following the death of  (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”), or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class A shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

(2)
Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

(3)
Death of a Trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase of shares, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

(4)
Return of Excess Contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

(5)
Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the plan document).

The CDSC also may be waived if a financial intermediary agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

SECURITIES LENDING
State Street serves as securities lending agent to the Trust. As securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Agency Agreement (“Securities Lending Agreement”) with respect to each Fund. State Street acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. State Street determines whether a loan shall be made per the agreed upon parameters with the Trust and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities are credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day in order to maintain the value of the collateral at no less than 102% (for domestic) and 105% (for foreign) of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds daily, monthly, and quarterly statements describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program. The Board receives information quarterly describing the outstanding loans and income made on such loans during the period.
The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each applicable Fund during the fiscal year ended September 30, 2024 were as follows:
FUND	Gross income earned by the Fund from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Administrative fees not included in a revenue split	Indemnification fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split, if applicable, including a description of those other fees	Aggregate fees/compensation paid by the Fund for securities lending activities	Net income from securities lending activities
Total Return Bond Fund	$937,260	$52,193	$5,092	$—	$—	$584,211	$—	$641,497	$295,763
Diversified Value Fund	$13,242	$626	$60	$—	$—	$9,007	$—	$9,693	$3,549
S&P 500 Index Fund	$18,365	$1,894	$37	$—	$—	$5,703	$—	$7,634	$10,731
Equity Opportunities Fund	$56,893	$1,096	$329	$—	$—	$49,257	$—	$50,683	$6,210
Blue Chip Growth Fund	$237,878	$5,808	$1,342	$—	$—	$197,814	$—	$204,964	$32,914
Small Company Value Fund	$49,068	$2,422	$229	$—	$—	$32,689	$—	$35,341	$13,727
Mid Cap Growth Fund	$1,176,224	$57,163	$5,957	$—	$—	$789,179	$—	$852,299	$323,925
Small Cap Growth Equity Fund	$413,046	$24,283	$1,769	$—	$—	$249,388	$—	$275,440	$137,606
Overseas Fund	$220,254	$6,548	$1,236	$—	$—	$175,368	$—	$183,151	$37,103
MM Select T. Rowe Price International Equity Fund	$791,408	$27,556	$4,165	$—	$—	$603,540	$—	$635,260	$156,148

REDEMPTION OF SHARES
With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment, or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.
While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of  $250,000 or 1% of a Fund’s net assets.
VALUATION OF PORTFOLIO SECURITIES
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Advisers will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral.
The Board has designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs.
The prices of foreign securities are quoted in foreign currencies. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.
The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.
TAXATION
Taxation of the Funds: In General
Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, a Fund must, among other things:
(a)
derive at least 90% of its gross income for each taxable year from:

(i)
dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and

(ii)
net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, if any, for such year in a manner qualifying for the dividends-paid deduction; and

(c)
diversify its holdings so that, at the close of each quarter of its taxable year:

?
(i)
at least 50% of the value of its total assets consists of cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer; and

(ii)
not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). Certain of a Fund’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships, as described further below. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.
The 90% gross income requirement described in (a) above and the diversification test described in (c) above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in commodities, commodities-related investments, and MLPs.
In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.
If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to shareholders taxed as individuals. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.
Each Fund other than the Total Return Bond Fund intends to distribute at least annually, and the Total Return Bond Fund intends to declare a dividend daily and to pay out any dividends at least monthly to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). Each Fund intends to distribute at least annually net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income or net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, a Fund may designate any retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual financial statements for each fiscal year.
A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. The “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or November 30 or December 31, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or November 30, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end, no such gains or losses will be so treated. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.
Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of this practice.
Fund Distributions
Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to U.S. federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.
Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are unrealized, or income or gains that are realized but not distributed. Such realized income or gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.
Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long a shareholder has owned (or is deemed to have owned) his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.
The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.
Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
In general, distributions of investment income reported by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income. In general, Funds investing primarily in fixed income investments do not expect a significant portion of their distributions to be derived from qualified dividend income.
Dividends of net investment income received by corporate shareholders of each Fund will qualify for the dividends-received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). In general, Funds investing primarily in fixed income investments do not expect a significant portion of their distributions to qualify for the dividends-received deduction.
A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Currently, eligible non-corporate shareholders can claim the deduction for tax years beginning after December 31, 2017, and ending on or before December 31, 2025. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.
If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in and with respect to any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.
Sales, Redemptions, and Exchanges
Sales, redemptions, and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to U.S. federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of Fund shares held by a shareholder for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In the case of individuals holding shares in a Fund directly, upon the sale, redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the Fund shares sold, redeemed, or exchanged. See the Funds’ Prospectus for more information.
Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder, or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments in Debt Obligations
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend in part upon which of the permitted accrual methods the Fund elects.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID, or acquisition discount (very generally, the excess of the stated redemption price over the purchase price) in the case of certain types of debt obligations. Generally, the Fund will be required to include the OID, or acquisition discount, as ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.
As indicated above, a Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount; whether and to what extent a Fund should recognize market discount on such a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by each Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Derivative Transactions
If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Investments in Regulated Investment Companies and Other Investment Funds
To the extent a Fund invests its assets in shares of ETFs or other investment companies that are regulated investment companies (“underlying funds”), its distributable income and gains will normally consist of distributions from such underlying funds and gains and losses on the disposition of shares of such underlying funds. To the extent that such an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses to offset capital gains the Fund realized from other sources until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment (although such losses of an underlying fund may reduce distributions to the Fund from that underlying fund in future taxable years). Moreover, even when a Fund does make a disposition of shares of an underlying fund, a portion of its loss may be recognized as a long-term capital loss, which the Fund will not be able to offset against its ordinary income (including distributions of any net short-term capital gains realized by the underlying fund).
As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds. For similar reasons, the character of distributions from the Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds. Investing through underlying funds can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.
If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by a regulated investment company in which its invests that itself elected to pass such taxes through to its shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxes and Investments” below.
To the extent a Fund invests in commodity-related ETFs that qualify as qualified publicly traded partnerships, the net income derived from such ETFs will constitute qualifying income for purposes of the 90% gross income test (as noted above). If such an ETF were to fail to qualify as a qualified publicly traded partnership, a portion of the gross income derived from that ETF could constitute nonqualifying income to the Fund for purposes of the 90% gross income test.
The foregoing is only a general description of certain U.S. federal tax consequences of investing in ETFs and other underlying funds.
Funds with Multiple Subadvisers
Certain of the Funds employ a multi-manager approach in which the Fund’s investment adviser and one or more subadvisers each provide day-to-day portfolio management for a portion (or “sleeve”) of the Fund’s assets. Due to this multi-manager approach, certain of these Funds’ investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale, and straddle rules) that may affect the timing, character, and/or amount of a Fund’s distributions to shareholders.
Investments in Commodities
Investments by a Fund in commodities or commodity-linked instruments can be limited by such Fund’s intention to qualify as a regulated investment company, and can limit such Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused such Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, such Fund would fail to qualify as a regulated investment company unless it was eligible to and did pay a tax at the Fund level.

Foreign Taxes and Investments
Income proceeds and gains received by a Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which a Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.
If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. A Fund that makes the election referred to above will notify its shareholders each year of the amount of dividends and distributions and the shareholders’ pro rata shares of qualified taxes paid by the Fund to foreign countries.
A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75% or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.
Investment by a Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs or on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to make an election that would avoid the imposition of that tax. For example, a Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are generally treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and other charges described above in some instances.
Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses resulting from such transactions cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Certain Investments in Real Estate Investment Trusts
If a Fund invests in equity securities of REITs, such investments may result in the fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Certain Investments in Mortgage-Related Securities
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income that is attributable to a REIT’s residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Unrelated Business Taxable Income
Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Investments in MLPs
Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or, in later periods, if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders, when distributed to them, as ordinary income.
As noted above, certain of the MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.
Subject to any future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund’s investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.
Backup Withholding
Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Non U.S. Shareholders
Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.
The exceptions to withholding for short-term capital gain dividends and capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.
The exception to withholding for “interest-related dividends” does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
If a Fund invests in a regulated investment company that pays capital gain dividends, short-term capital gain dividends, or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders.

A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by a Fund to foreign shareholders other than capital gain dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
Under U.S. federal income tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of  “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
Beneficial holders that are foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.
If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.
Beneficial holders that are foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Funds.

Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
General Considerations
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax- advantaged arrangements. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.
The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state, and local taxes.
FINANCIAL STATEMENTS
The financial statements of the Funds for the fiscal year ended September 30, 2024, incorporated herein by reference from the Funds’ Form N-CSR for the fiscal year ended September 30, 2024, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its reports which are also incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the reports of Deloitte & Touche LLP given on the authority of that firm as experts in accounting and auditing. The Funds’ shareholder reports and financial statements and other information are available without charge, upon request, by calling 1-888-309-3539, by sending an email request to fundinfo@massmutual.com, or by visiting MassMutual’s website at https://www.massmutual.com/product-performance/mutual-funds or the SEC’s website at http://www.sec.gov.
UNCLAIMED PROPERTY LAWS
Many states have unclaimed property laws and regulations that provide for transfer to the state (also known as “escheatment”) of unclaimed or abandoned property under various circumstances. The particular circumstances may include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. If your account is deemed unclaimed or abandoned under applicable state property laws or regulations, the Funds may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold (and not the amount those shares are worth currently).
It is your responsibility to maintain a correct address for your account, to keep your account active by contacting the Transfer Agent by mail or telephone, and to promptly cash all checks for dividends, capital gains, and redemptions. Each state’s requirements to keep an account active can vary and are subject to change. If you invest in a Fund through a financial intermediary, you are encouraged to contact the financial intermediary regarding applicable state unclaimed property laws. The Funds, the Transfer Agent, and the Distributor will not be liable to shareholders or their representatives for good faith compliance with state unclaimed property laws.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS
Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.
The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.
Commercial Paper Ratings:
S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:
A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.
A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:
Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:
•
Leading market positions in well-established industries.

•
High rates of return on funds employed.

•
Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:
F-1—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F-2—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
Bond Ratings:
S&P describes its four highest ratings for corporate debt as follows:
AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.
A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s describes its four highest corporate bond ratings as follows:
Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A—Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.
Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Fitch describes its four highest long-term credit ratings as follows:
AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”
S&P describes its below investment grade ratings for corporate debt as follows:
BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.
B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.
CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.
CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s describes its below investment grade corporate bond ratings as follows:
Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch describes its below investment grade long-term credit ratings as follows:
BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.

Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES
The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with certain exceptions) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series. All references to votes by proxy in this policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies. The Adviser will vote proxies on behalf of any Fund of Funds or Feeder Funds for which it serves as investment adviser, as well as for any special situations where the Adviser is in the best position to vote the proxy (“Special Situations”).
I. GENERAL PRINCIPLES
In voting proxies, the Adviser and Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Adviser and Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.
II. SUBADVISERS TO WHICH THE FUNDS AND ADVISER HAVE DELEGATED PROXY VOTING RESPONSIBILITIES
1.   The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.
2.   The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.
3.   The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.
4.   The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.
III. THE FUNDS AND ADVISER
1.   The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.
2.   The Trustees of the Funds will not vote proxies on behalf of the Funds or any Series.
3.   The Adviser will not vote proxies on behalf of the Funds or any Series, except that the Adviser will vote proxies on behalf of any Fund of Funds or Feeder Fund for which it serves as investment adviser or in Special Situations.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com, on the MassMutual website at https://www.massmutual.com/product-performance/mutual-funds, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MML INVESTMENT ADVISERS, LLC
As Investment Adviser to the MassMutual Select Funds, MassMutual Premier Funds,
MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II
(October 25, 2023)
General Overview
Policy
It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (the “Advisers Act”) by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” where MML Investment Advisers has not delegated proxy voting responsibility to a subadviser (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.
Background
MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. The Funds of Funds may invest in other series of the Trusts, funds advised by affiliates of MML Investment Advisers, and/or funds or exchange-traded funds advised by an unaffiliated investment adviser or an investment adviser affiliated with the Fund of Funds’ subadviser.
MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.
Procedure
1. When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof  (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
2. When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof  (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

3. When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
4. Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund; or (iii) in the event a Fund of Funds is investing in an underlying fund pursuant to Rule 12d1-4 under the Investment Company Act of 1940, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in that rule.
5. When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.
6. Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
Operating Procedures
MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.
All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or that person’s designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention
The Investment Management team will retain for such time periods as set forth in Rule 204-2:
•
Copies of all policies and procedures required by the Rule;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

•
A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

•
A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

ALLIANCEBERNSTEIN L.P.
August 2024
PROXY VOTING AND GOVERNANCE POLICY
?
1.
Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.
AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Voting and Governance team”), in order to ensure that this Policy and its procedures are implemented consistently.1
To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to Responsibility, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency, and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues.
This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.
?
2.
Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.
We sometimes manage accounts where proxy voting is directed by clients or newly acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this Policy to our proxy decisions. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy.
Research Services
We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. This research includes proxy voting recommendations distributed

?
1
Please note that while this Policy is intended to be applied globally, in certain jurisdictions in which we operate, a limited number of votes may vary due to local rules and regulations.

by ISS and Glass Lewis. All our investment professionals can access these materials via the members of the Responsibility team and/or the Committee. ISS and Glass Lewis’s research services serve as supplementary data sources in addition to the company filings and reports. AB considers additional disclosures provided by issuers into its vote decisions, if we are notified of such updates by the companies themselves, or by one of the proxy research services we subscribe to, ahead of the vote cutoff date.
Engagement
In evaluating proxy issues and determining our votes, we welcome and seek perspectives of various parties. Internally, Proxy Voting and Governance team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts in which a stock is held.
Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsibility team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.
?
3.
Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be guided by what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.
With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to help maximize long- term shareholder value) or as otherwise warranted by the specific facts and circumstances of an investment. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.
Shareholder Proposal Assessment Framework
AB’s commitment to maximize the long-term value of clients’ portfolios drives how we analyze shareholder proposals (each an “SHP”). We believe ESG and climate considerations are important elements that help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a more comprehensive set of risks and opportunities, such as ESG and climate issues, from a long-term shareholder value perspective. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not each shareholder proposal promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby enhancing shareholder value for our clients in managing a more comprehensive set of risks and opportunities for the company’s business. The evaluation of a proposal that addresses an ESG or climate issue will consider (among other things) the following core factors, as necessary:
•
Materiality of the mentioned ESG or climate issue for the company’s business

•
The company’s current practice, policy, and framework

•
Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?

•
Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with?

•
How does the proposal add value for the shareholders?

This shareholder proposal framework applies to all proposal items labeled “SHP” throughout the Policy and any shareholder proposals that aren’t discussed in the Policy but appear in our voting universe.

Escalation Strategies
Proxy voting and engagements work in conjunction to raise and escalate investor concerns to companies. In cases where we determine that the issuer’s behavior isn’t aligned with our clients’ best interests, we may escalate our voting and engagement by taking actions including those outlined in the AB Stewardship Statement. The materiality of the issue and the response of management will drive our approach.
?
3.1
Board and Director Proposals

?
1.
Board Oversight and Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight Case-by-Case

AB believes that board oversight and director accountability are critical elements of corporate governance. Companies demonstrate effective governance through proactive monitoring of material risks and opportunities, including ESG related risks and opportunities. In evaluating investee companies’ adaptiveness to evolving climate risks and human rights oversight, AB engages its significant holdings on climate strategy through a firmwide campaign. Based on each company’s response, AB will hold respective directors accountable as defined by the committee charter of the company.
?
2.
Establish New Board Committees and Elect Board Members with Specific Expertise (SHP) Case-by-Case

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. In some cases, oversight for material ESG issues can be managed effectively by existing committees of the board of directors, depending on the expertise of the directors assigned to such committees. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.
?
3.
Changes in Board Structure and Amending the Articles of Incorporation For

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.
We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.
?
4.
Declassify Board (SHP) For

A classified board typically is divided into three separate classes in which each class holds office for a term of three years. Only a portion of the board can be elected or replaced each year. Because this type of structure has fundamental anti- takeover implications, we generally support proposals that seek to declassify boards. We may evaluate declassification proposals on a case-by-case basis if a company has an adequate sunset provision, a justifiable financial reason or the proposals is submitted at a non-operating company such as a closed-end fund. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.
?
5.
Director Liability and Indemnification Case-by-Case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.
We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. “With respect to acts conducted in the normal course of business, we vote in favor of proposals adopting i) indemnification for directors or ii) exculpation of officers.” We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

?
6.
Disclose CEO Succession Plan (SHP) For

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.
?
7.
Election of Directors For

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support requirements that surpass market regulation and corporate governance codes implemented in a local market if we believe heightened requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence either (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We may also take into account affiliations, related-party transactions, and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.
In addition:
We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.
We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.
We may vote against directors for poor compensation, audit, or governance practices, including the lack of a formal key committee.
We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.
We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.
?
a.
Controlled Company ExemptionCase-by-Case

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.
Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.
?
b.
Voting for Director Nominees in a Contested Election Case-by-Case

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8.
Board Capacity

We believe that assessing each nominee’s capacity for a board seat is essential for ensuring meaningful board oversight of management. Nominees who are “over-boarded” or have too many outside board commitments, may be unable to dedicate sufficient time toward their board oversight responsibilities. AB currently votes against the appointment of directors who occupy, or would occupy following the vote: five (5) or more total public company board seats for non-CEOs; four (4) or more total public company board seats for the sitting CEO of the company in question; and three (3) or more total public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.
9.
Board Diversity

Diversity is an important element of assessing a board’s quality, as it promotes a wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require board-level gender diversity at publicly listed companies. Our research indicates that improved board diversity may be correlated with superior financial performance. Accordingly, we recommend boards develop, as part of their regular refreshment process, a framework for identifying qualified diverse candidates for all open board positions. We believe diversity is multi-faceted and should incorporate a broad range of factors in order to promote diversity of thought, such as gender, ethnicity, nationality, professional experience, age, and tenure.
Taking into account a board’s size as well as regional considerations, AB may vote against the nominating committee chair, or a relevant incumbent board member, when the board lacks sufficient diversity, unless there are mitigating factors (e.g. the board has articulated plans to diversify board membership). AB generally looks to gender representation and racial/ethnic representation as indicators of board-level diversity, given these are well disclosed and standardized metrics.
?
10.
Independent Lead Director (SHP) For

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.
?
11.
Limit Term of Directorship (SHP) Case-by-Case

These proposals seek to limit the term during which a director may serve on a board to a set number of years.
Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.
?
12.
Majority Independent Directors (SHP) For

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.
?
13.
Majority Votes for Directors (SHP) For

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.
We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

?
14.
Removal of Directors Without Cause (SHP) For

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.
We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.
?
15.
Require Independent Board Chairman (SHP) Case-by-Case

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.
?
16.
Cross-Shareholding (Japan) Against

Independent oversight at the board level can be disrupted if top management representatives or directors of the board hold notable amount of shares of another entity for purposes other than meeting the share holding requirement as an executive. Such practice can result in misalignment between the shareholders and their board and management. This has historically been a widely-debated concern in Japan. Accordingly, we will vote against the top management on ballot, if 20% or greater of the company’s net asset is identified to be under cross-shareholding practice.
?
3.2
Compensation Proposals

?
1.
Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP) Case-by-Case

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single trigger, we generally prefer pro rata vesting of outstanding equity awards.
?
2.
Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP) Against

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.
?
3.
Advisory Vote to Ratify Directors’ Compensation (SHP)For

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.
?
4.
Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)Against

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.
We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

?
5.
Approve Remuneration for Directors and AuditorsCase-by-Case

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. In addition, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.
?
6.
Approve Retirement Bonuses for Directors (Japan and South Korea) Case-by-Case

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.
?
7.
Approve Special Payments to Continuing Directors and Auditors (Japan) Case-by-Case

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.
?
8.
Disclose Executive and Director Pay (SHP) Case-by-Case

The United States Securities and Exchange Commission (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.
?
9.
Executive and Employee Compensation Plans, Policies and Reports Case-by-Case

Compensation plans usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders:
?
•
Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

?
•
Compensation costs should be managed in the same way as any other expense;

?
•
Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company and;

?
•
In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.
In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.
?
10.
Limit Executive Pay (SHP) Case-by-Case

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.
?
11.
Mandatory Holding Periods (SHP) Against

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.
?
12.
Performance-Based Stock Option Plans (SHP) Case-by-Case

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.
?
13.
Prohibit Relocation Benefits to Senior Executives (SHP)Against

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore, we will vote against shareholder proposals asking to prohibit relocation benefits.
?
14.
Recovery of Performance-Based Compensation (SHP) For

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of the existing company clawback policy, if any.
?
15.
Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP) For

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

?
16.
Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP) Case-by-Case

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.
?
17.
Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP) For

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.
We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
?
3.3
Capital Changes and Anti-Takeover Proposals

?
1.
Amend Exclusive Forum Bylaw (SHP) Against

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.
?
2.
Amend Net Operating Loss (“NOL”) Rights Plans For

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti- takeover device.
?
3.
Authorize Share Repurchase For

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy.
We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.
Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.
?
4.
Blank Check Preferred Stock Against

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion, and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.
We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

?
5.
Corporate Restructurings, Merger Proposals and Spin-Offs Case-by-Case

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.
?
6.
Elimination of Preemptive Rights Case-by-Case

Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.
?
7.
Expensing Stock Options (SHP) For

US generally accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS – international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.
?
8.
Fair Price Provisions Case-by-Case

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.
Fair pricing provisions attempt to prevent the “two-tiered front-loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two - tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.
We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).
?
9.
Increase Authorized Common Stock Case-by-Case

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”—must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.
In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

?
10.
Issuance of Equity Without Preemptive Rights For

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).
?
11.
Multi Class Equity Structure Against

The one share, one vote principle — stating that voting power should be proportional to an investor’s economic ownership — is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class vote structures and share their current view.
With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had an initial public offering (IPO) in the past two (2) years to institute a time-based sunset to be triggered seven (7) years from the year of the IPO. .
For companies that instituted a multi-class share structure unrelated to an IPO event or had an IPO two (2) or more years ago, sunset should be seven (7) years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than seven (7) years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context.
?
12.
Net Long Position Requirement For

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.
?
13.
Reincorporation Case-by-Case

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.
Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.
?
14.
Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)Case-by-Case

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses, and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.
?
15.
Stock Splits For

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

?
16.
Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP) For

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.
We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.
?
17.
Transferrable Stock Options Case-by-Case

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.
These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits, and key terms of the program.
?
3.4
Auditor Proposals

?
1.
Appointment of Auditors For

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.
We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.
?
2.
Approval of Financial Statements For

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.
?
3.
Approval of Internal Statutory Auditors For

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association, and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item, and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

?
4.
Limitation of Liability of External Statutory Auditors (Japan) Case-by-Case

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.
We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.
?
5.
Separating Auditors and Consultants (SHP) Case-by-Case

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.
We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.
We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.
?
3.5
Shareholder Access and Voting Proposals

?
1.
A Shareholder’s Right to Call Special Meetings (SHP)For

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.
We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.
?
2.
Adopt Cumulative Voting (SHP) Case-by-Case

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.
We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.
Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

?
3.
Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP) For

In dual class structures (such as A and B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.
?
4.
Early Disclosure of Voting Results (SHP) Against

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.
?
5.
Limiting a Shareholder’s Right to Call Special Meetings Against

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.
In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.
?
6.
Permit a Shareholder’s Right to Act by Written Consent (SHP) Case-by-Case

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.
?
7.
Proxy Access for Annual Meetings (SHP) (Management) For

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the US District of Columbia Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.
We may vote against proposals that include requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot. We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.
We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.
From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

?
8.
Reduce Meeting Notification from 21 Days to 14 Days (UK) For

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days. A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.
?
9.
Shareholder Proponent Engagement Process (SHP) For

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.
?
10.
Supermajority Vote Requirements Against

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.
In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However, we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.
?
11.
Authorize Virtual-Only Shareholder Meetings Case-by-Case

COVID-19 has called for a need to authorize companies in holding virtual-only shareholder meetings. While recognizing technology has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies abusing their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice varies by company and jurisdiction with different safeguard provisions, we will consider—among other things—a company’s disclosure on elements such as those below when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:
•
Explanation for eliminating the in-person meeting;

•
Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting;

•
How to submit and ask questions;

•
How the company plans to mimic a real-time in-person question and answer session; and

•
List of questions received from shareholders in their entirety, both prior to and during the meeting, as well as associated responses from the company

?
3.6
Environmental, Social and Disclosure Proposals

?
1.
Animal Welfare (SHP) Case-by-Case

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

?
2.
Climate Change (SHP) Case-by-Case

Generally FOR (on proposals described below) Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure, while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.
?
3.
Say on Climate

Say on Climate is an advisory vote mechanism that seeks to obtain shareholder approval on the company’s existing climate risk management related efforts. We recognize both the benefits of having an opportunity to review the company’s climate program, but also the risks entailed in formally approving the plan.2 Accordingly, we are generally unsupportive of shareholder proposals that require management to establish a say on climate mechanism.
In assessing the climate risk management strategy of issuers, AllianceBernstein considers factors such as following, but not limited to:
Emissions Metrics and Targets
•
Does the company have emissions metrics and targets in place for Scopes 1 and 2 emissions in alignment with the Paris Agreement?

Climate Risk Management
•
Does the company perform scenario analysis that includes the use of a widely recognized, scientifically-based 1.5-degree scenario?

Governance
•
Does the Board provide oversight on the issuer’s climate change strategy?

•
Has the company incurred any recent material failures, or been involved in any controversies, related to managing climate-related risk?

Disclosure
•
Does the company disclose its exposure to climate risk via the framework developed by the Taskforce on Climate-related Financial Disclosure?

While Say on Climate (“SOC”) vote offers us an additional opportunity to express our view of the company’s relevant risk management, AllianceBernstein’s engagement and fundamental research processes drive our integration of climate related risks and opportunities apart from the SOC mechanism.
?
4.
Charitable Contributions (SHP) (Management) Case-by-Case

Proposals relating to charitable contributions may be sponsored by either management or shareholders. Management proposals may ask to approve the amount for charitable contributions. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

?
2
PRI. February 10, 2022. https://www.unpri.org/stewardship/climate-transition-plan-votes-investor-briefing/9096.article.

?
5.
Environmental Proposals (SHP) Case-by-Case

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, biodiversity, packaging and recycling, renewable energy, toxic material, palm oil and water.
We consider company specific contexts as well as our ongoing research and engagements for evaluating the company’s existing policies and practices. National standards, best practices and the potential enactment of new regulations in addition to any investment risk regarding the specific issue are also incorporated into our assessments.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
?
6.
Genetically Altered or Engineered Food and Pesticides (SHP) Case-by-Case

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
?
7.
Health Proposals (SHP) Case-by-Case

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports and disclosure while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.
?
8.
Human Rights Policies and Reports (SHP) Case-by-Case

These proposals may include reporting requests on human rights risk assessments (“HRIA”), humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain oversight, and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
For proposals addressing forced labor and supply chain management from the human rights perspective, AB assesses the proposal based on its proprietary framework. The framework considers factors such as oversight of the issue, risk identification process, action plan to mitigate risks, the effectiveness of the action plan, and future improvement.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
?
9.
Include Sustainability as a Performance Measure (SHP)Case-by-Case

We believe management and directors should be given latitude in determining appropriate performance measurements.
While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

?
10.
Lobbying and Political Spending (SHP) For

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.
?
11.
Other Business Against

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.
?
12.
Reimbursement of Shareholder Expenses (SHP) Against

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.
?
13.
Sustainability Report (SHP) For

We generally support shareholder proposals calling for reports and disclosure related to sustainability while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
?
14.
Workplace: Diversity (SHP) For

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender identity.
?
15.
Workplace: Gender Pay Equity (SHP) For

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, (i) statistics and rationale explanation pertaining to changes in the size of the gap, (ii) recommended actions, and (iii) information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to require companies to make similar assessments and disclosure related to the pay disparity between different gender and ethnic/racial groups. Shareholder requests to place a limit on a global median ethnic/racial pay gap will be assessed based on the cultural and the legal context of markets to which the company is exposed.
The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.
?
4.
Conflicts of Interest

?
4.1
Introduction

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.
AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship, and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.
?
4.2
Adherence to Stated Proxy Voting Policies

Votes generally are cast in accordance with this Policy. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in section 4.4 of the Policy. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy.
?
4.3
Disclosure of Conflicts

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.
?
4.4
Potential Conflicts

Potential conflicts related to proxy voting may include, but are not limited to, the following:
?
•
Votes involving publicly traded clients of AB;

?
•
Votes involving publicly traded companies that distribute AB mutual funds;

?
•
Votes where investment teams have different views;

?
•
Votes involving any clients that try to advocate for proxy voting support;

?
•
Voting contrary to the Policy; and

?
•
Any other company subject to a material conflict of which a Committee member becomes aware.

We determine our votes for all meetings of companies that may present a conflict by applying the processes described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.
?
4.5
Determine Existence of Conflict of Interest

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:
?
•
If our proposed vote is consistent with the Policy, no further review is necessary.

?
•
If our proposed vote is contrary to the Policy the vote will be presented to the Conflicts Officer. The Conflicts Officer’s review and determination will be documented and presented to the Proxy Voting and Governance Committee. The Conflicts Officer will determine whether the proposed vote is reasonable and in line with our fiduciary duties to clients. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:

•
Recuse or “wall-off” certain personnel from the proxy voting process;

•
Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or

•
Take other actions as the Conflicts Officer deems appropriate.

?
4.6
Review of Third-Party Proxy Service Vendors

AB engages one or more Proxy Service Vendors to provide voting recommendations and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.
The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that the Proxy Service Vendor(s) to which we have a full- level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.
?
4.7
Confidential Voting

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on a shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.
We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.
On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more Proxy Voting and Governance team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.
Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.
?
4.8
A Note Regarding AB’s Structure

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.
?
5.
Voting Transparency

We publish our voting records on our website one business day after the shareholder meeting date for each issuer company.
Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.
?
6.
Recordkeeping

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six or more years, we will comply with the local regulation. We maintain the vast majority of these records electronically.
?
6.1
Proxy Voting and Governance Team Policy

The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website.
?
6.2
Proxy Statements Received Regarding Client Securities

For US Securities, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.
?
6.3
Records of Votes Cast on Behalf of Clients

Records of votes cast by AB are retained electronically by our proxy research service vendor.
?
6.4
Pre-Disclosure of Vote Intentions on Select Proposals

As part of our engagement and stewardship efforts, AB publishes our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our RI webpage.
?
6.5
Records of Clients Requests for Proxy Voting Information

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.
?
6.6
Documents Prepared by AB that Are Material to Voting Decisions

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsibility team.
?
7.
Proxy Voting Procedures

?
7.1
Voting Administration

In an effort to increase the efficiency of voting proxies, AB currently uses ISS to submit votes electronically for our clients’ holdings globally.
Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. Proxy Voting and Governance team assesses the proposals via ISS’s web platform, ProxyExchange, and submit all votes electronically. ISS then returns the proxy ballot forms to the designated returnee for tabulation. In addition, AB’s proxy votes are double-checked in a two-tiered approach. Votes for significant holdings, as defined by our stake, are reviewed real-time by an offshore team to verify that the executed votes are in-line with our Policy. Votes outside of the significant holdings universe are sampled and reviewed on a monthly basis by the Proxy Voting and Governance team to ensure their compliance with our Policy.
If necessary, any paper ballots we receive will be voted electronically or via mail or fax.
?
7.2
Share Blocking and Abstaining from Voting Client Securities

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.
We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.
AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client’s best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.
?
7.3
Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.
If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com.

Proxy Voting Guideline Summary
Shareholder Proposal	Board and Director Proposals	For	Against	Case-by- Case
	Board Diversity			✓
	Establish New Board Committees and Elect Board Members with Specific Expertise			✓
	Changes in Board Structure and Amending the Articles of Incorporation	✓
✓	Declassify Boards	✓
	Director Liability and Indemnification			✓
✓	Disclose CEO Succession Plan	✓
	Election of Directors	✓
	Controlled Company Exemption			✓
	Voting for Director Nominees in a Contested Election			✓
✓	Independent Lead Director	✓
✓	Limit Term of Directorship			✓
✓	Majority of Independent Directors	✓
✓	Majority of Independent Directors on Key Committees	✓
✓	Majority Votes for Directors	✓
✓	Removal of Directors Without Cause	✓
✓	Require Independent Board Chairman			✓
✓	Require Two Candidates for Each Board Seat		✓
	Cross-Shareholding (Japan)		✓
Compensation Proposals
✓	Elimination of Single Trigger Change-in-Control Agreements	✓
✓	Pro Rata Vesting of Equity Compensation Awards-Change of Control			✓
✓	Adopt Policies to Prohibit any Death Benefits to Senior Executives		✓
✓	Advisory Vote to Ratify Directors’ Compensation	✓
✓	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		✓
	Approve Remuneration for Directors and Auditors			✓
	Approve Remuneration Reports			✓
	Approve Retirement Bonuses for Directors (Japan and South Korea)			✓
	Approve Special Payments to Continuing Directors and Auditors (Japan)			✓
✓	Disclose Executive and Director Pay			✓
✓	Exclude Pension Income from Performance-Based Compensation	✓
	Executive and Employee Compensation Plans			✓
✓	Limit Dividend Payments to Executives		✓
✓	Limit Executive Pay			✓
✓	Mandatory Holding Periods		✓
✓	Performance-Based Stock Option Plans			✓
✓	Prohibit Relocation Benefits to Senior Executives		✓
✓	Recovery of Performance-Based Compensation	✓
✓	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		✓
✓	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			✓
✓	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	✓

Shareholder Proposal	Board and Director Proposals	For	Against	Case-by- Case
Capital Changes and Anti-Take Over Proposals
✓	Amend Exclusive Forum Bylaw		✓
	Amend Net Operating Loss (“NOL”) Rights Plans	✓
	Authorize Share Repurchase	✓
	Blank Check Preferred Stock		✓
	Corporate Restructurings, Merger Proposals and Spin-Offs			✓
	Elimination of Preemptive Rights			✓
✓	Expensing Stock Options	✓
	Fair Price Provisions			✓
	Increase Authorized Common Stock			✓
	Issuance of Equity without Preemptive Rights	✓
	Issuance of Stock with Unequal Voting Rights			✓
	Net Long Position Requirement	✓
	Reincorporation			✓
✓	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			✓
	Stock Splits	✓
✓	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	✓
	Transferrable Stock Options			✓
Auditor Proposals
	Appointment of Auditors	✓
	Approval of Financial Statements	✓
	Approval of Internal Statutory Auditors	✓
✓	Limit Compensation Consultant Services		✓
	Limitation of Liability of External Statutory Auditors (Japan)			✓
✓	Separating Auditors and Consultants			✓
Shareholder Access and Voting Proposals
✓	A Shareholder’s Right to Call Special Meetings	✓
✓	Adopt Cumulative Voting			✓
✓	Adopt Cumulative Voting in Dual Shareholder Class Structures	✓
✓	Early Disclosure of Voting Results		✓
✓	Implement Confidential Voting	✓
	Limiting a Shareholder’s Right to Call Special Meetings		✓
✓	Permit a Shareholder’s Right to Act by Written Consent			✓
✓	Proxy Access for Annual Meetings	✓
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	✓
✓	Rotation of Locale for Annual Meeting		✓
✓	Shareholder Proponent Engagement Process	✓
	Supermajority Vote Requirements		✓
Environmental and Social, Disclosure Proposals
✓	Animal Welfare			✓
✓	Climate Change			✓
✓	Say on Climate			✓
✓	Charitable Contributions			✓
✓	Environmental Proposals			✓
✓	Genetically Altered or Engineered Food and Pesticides			✓
✓	Health Proposals			✓

Shareholder Proposal	Board and Director Proposals	For	Against	Case-by- Case
✓	Pharmaceutical Pricing (US)			✓
✓	Human Rights Policies and Reports			✓
✓	Include Sustainability as a Performance Measure (SHP)			✓
✓	Lobbying and Political Spending	✓
✓	Other Business		✓
✓	Reimbursement of Shareholder Expenses		✓
✓	Sustainability Report			✓
✓	Work Place: Diversity	✓
✓	Work Place: Pay Disparity			✓

Proxy Voting Conflict of Interest Form
Name of Security	Date of Shareholder Meeting
Short Description of the conflict (client, mutual fund distributor, etc.):
1.	Is our proposed vote on all issues explicitly addressed by, and consistent with our stated proxy voting policy? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No
2.	Is our proposed vote on consistent with our client’s recommended vote? Leave blank if not applicable; if yes, continue to question 3; if no, provide a memo reflecting the guidelines provided below.	☐ Yes ☐ No
3.	Is our proposed vote consistent with the views of Institutional Shareholder Services? Leave blank if not applicable.	☐ Yes ☐ No
Please attach a memo containing the following information and documentation supporting the proxy voting decision:
•
A list of the issue(s) where our proposed vote is contrary to our stated Policy (director election, cumulative voting, compensation)

•
A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

•
If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):
Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.
______________________________________________	Print Name: ___________________________________
AB Conflicts Officer	Date: ________________________________________

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
PROXY VOTING POLICIES
American Century Investment Management, Inc. (the “Adviser”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Adviser will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Adviser in writing.
?
I.
General Principles

In providing the service of voting client proxies, the Adviser is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Adviser will vote all proxies with respect to investments held in the client accounts it manages. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Adviser will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Adviser may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Adviser include, but are not limited to, proxy contests and proposed mergers. In short, the Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
?
II.
Specific Proxy Matters

A.
Routine Matters

a.
Election of Directors

?
1.
Generally. The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Adviser will vote in favor of management’s director nominees if they are running unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Adviser may consider concerning director nominees include, but is not limited to, whether (i) there is an adequate explanation for repeated absences at board meetings, (ii) the nominee receives non-board fee compensation, or (iii) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder, and/or (iv) the nominee has sufficient time and commitment to serve effectively in light of the nominee’s service on other public company boards. When management’s nominees are opposed in a proxy contest, the Adviser will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

?
2.
Committee Service. The Adviser will withhold votes for non-independent directors who serve on the audit and/or compensation committees of the board.

?
3.
Classification of Boards. The Adviser will support proposals that seek to declassify boards. Conversely, the Adviser will oppose efforts to adopt classified board structures.

4.
Majority Independent Board. The Adviser will support proposals calling for a majority of independent directors on a board. The Adviser believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.
?
5.
Majority Vote Standard for Director Elections. The Adviser will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Adviser may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

?
6.
Withholding Campaigns. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.
Ratification of Selection of Auditors

The Adviser will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Adviser will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.
?
B.
Compensation Matters

a.
Executive Compensation

?
1.
Advisory Vote on Compensation. The Adviser believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Adviser will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless there are inadequate risk-mitigation features or other specific concerns exist, including if the Adviser concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

?
2.
Frequency of Advisory Votes on Compensation. The Adviser generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.
Equity Based Compensation Plans

The Adviser believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.
The Adviser will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Adviser’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Adviser will generally vote against the adoption of plans or plan amendments that:
•
Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

?
•
Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•
Establish restriction periods shorter than three years for restricted stock grants;

•
Do not reasonably associate awards to performance of the company; or

•
Are excessively dilutive to the company.

?
C.
Anti-Takeover Proposals

In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.
a.
Cumulative Voting

The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.
b.
Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Adviser does not necessarily vote against the re-election of directors serving on staggered boards.
c.
“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.
d.
Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.
e.
Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.
f.
Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.
“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Adviser believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.
h.
“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless the Adviser concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.
i.
Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Adviser will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.
j.
Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.
The Adviser will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Adviser will generally vote in favor of such a poison pill if it is linked to a business strategy that will—in our view—likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.
k.
Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented.
l.
Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
The Adviser will examine reincorporation proposals on a case-by-case basis. Generally, if the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Adviser will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will generally vote affirmatively.
m.
Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Adviser will generally vote in favor of any proposal to adopt confidential voting.
n.
Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will generally vote in favor of opting out of restrictive state takeover laws.
?
D.
Transaction Related Proposals

The Adviser will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Adviser may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.
?
E.
Other Matters

a.
Proposals Involving Environmental, Social, and Governance (“ESG”) Matters

The Adviser believes that certain ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our Sustainable Research Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Adviser’s consideration. The Sustainable Research Team evaluates ESG-related proposals based on a rational linkage between the proposal, its potential economic impact, and its potential to maximize long-term shareholder value.
Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser’s clients, and, therefore, the Adviser will generally rely on management’s assessment of the economic effect if the Adviser believes the assessment is not unreasonable.
Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Adviser believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Adviser will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.
?
b.
Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.
c.
Indemnification

The Adviser will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.
d.
Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.
e.
Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.
f.
Directors’ Stock Options Plans

The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.
g.
Director Share Ownership

The Adviser will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the board of directors, in the belief that such ownership should be at the discretion of Board members.
h.
Non-U.S. Proxies

The Adviser will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Adviser generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
?
III.
Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.
Prior to the selection of a proxy advisory firm and periodically thereafter, the Adviser will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Adviser’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Adviser, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Adviser if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Adviser discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.
While the Adviser takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.
?
IV.
Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Adviser’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser’s clients, our proxy voting personnel regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Adviser will “echo vote” such shares, if possible. Echo voting means the Adviser will vote the shares in the same proportion as the vote of all the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case where the other American Century funds are the only shareholders), the shares of the underlying fund will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.
************************************************************
The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Adviser’s staff, which is overseen by the General Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.
Effective Date(s): September/October 2004, Last Revised December 2023

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC
Proxy Voting
Responsibility to Vote Proxies
As an investment adviser, Brandywine Global Investment Management, LLC (“Brandywine Global”) owes its clients a duty of care and loyalty with respect to services undertaken on their behalf, including proxy voting. Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies in the best interest of its clients.
Client Accounts for which Brandywine Global Votes Proxies
Brandywine Global votes proxies for each client account for which the client has specifically delegated to Brandywine Global the power to vote proxies in the applicable investment management agreement or other written document, or in instances where the client has assigned Brandywine Global investment discretion over their account. Brandywine Global also votes proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the applicable investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.
At or prior to the inception of each client account, Brandywine Global will determine whether it has proxy voting authority over such account. In instances where the client has retained proxy voting responsibility, Brandywine Global will have no involvement in the proxy voting process for that client.
General Principles
In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder value and to protect shareholder interests.
Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of a client’s investment. As part of its fiduciary duty, Brandywine Global does consider environmental, social, and governance issues that may impact the value of an investment, through introducing opportunity or by creating risk, or both.
How Brandywine Global Votes Proxies
Appendix A sets forth general guidelines considered by Brandywine Global in voting common proxy items.
In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is no stated position set forth in Appendix A, Brandywine Global votes on a case-by-case basis in accordance with the General Principles.
The general guidelines set forth in Appendix A are not binding on Brandywine Global, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded based on an assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of client accounts. Different portfolio management teams within Brandywine Global may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.
Use of an Independent Proxy Service Firm
Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with certain services, including but not limited to, information or recommendations with regard to proxy votes or other administrative support. Brandywine Global is not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.
With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information or recommendations with regard to proxy votes, Brandywine Global will periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

Conflict of Interest Procedures
In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise as a result of the firm’s business or as a result of an employee’s personal relationships or circumstances.
?
A.
Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.
?
1.
Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

?
2.
Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3.
As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units.

?
B.
Procedures for Assessing Materiality of Conflicts of Interest

?
1.
All potential conflicts of interest identified must be brought to the attention of the Investment Committee for resolution.

?
2.
The Investment Committee determines whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee will be maintained.

3.
If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

?
C.
Procedures for Addressing Material Conflicts of Interest

?
1.
With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b. below, if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee will determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination will be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

?
(a)
confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

?
(b)
in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote; or

?
(c)
such other method as is deemed appropriate given the particular facts and circumstances.

?
2.
A written record of the method used to resolve a material conflict of interest will be maintained.

Other Considerations
In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.
?
A.
  Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global may consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.
?
B.
  Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
Proxy Voting-Related Disclosures
?
A.
  Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees will not consult with or enter into any formal or informal agreements with Brandywine Global’s ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.
Brandywine Global and its employees may not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer. Prior approval is not required in instances where Brandywine Global discloses directly to representatives of an issuer how Brandywine Global intends to vote a proxy so long as the disclosure is made solely to representatives of the issuer and Brandywine Global believes that the disclosure is in the best interests of its clients.
If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.
If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

?
B.
  Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global will promptly provide the client with such requested information in writing.
Brandywine Global will deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.
Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.
?
C.
  Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.
Proxy Engagement and Certain Non-Proxy Voting Matters
Brandywine Global may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on a company’s proxy statement from time to time, if and to the extent that Brandywine Global determines that doing so is consistent with law and applicable general fiduciary principles. A company or shareholder may also seek to engage with Brandywine Global in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain proposals.
Absent a specific contrary written agreement with a client or other legal obligation, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client accounts, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.
Recordkeeping
In addition to all other records required by this Policy and Procedures, Brandywine Global will maintain the following records relating to proxy voting:
A.
a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.
a copy of each proxy statement that Brandywine Global receives regarding client securities;

C.
a record of each vote cast by Brandywine Global on behalf of a client;

D.
documentation relating to the identification and resolution of conflicts of interest;

E.
any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.
a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.
records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records will be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also will maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.
To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global will maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A
Proxy Voting Guidelines
Below are proxy voting guidelines that Brandywine Global generally follows when voting proxies for securities held in client accounts. One or more portfolio management teams may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the duty to act solely in the best interest of client accounts holding the applicable security.
I.
Compensation

?
A.
We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

?
B.
We vote for employee stock purchase programs.

?
C.
We vote for compensation plans that are tied to the company achieving set profitability hurdles.

D.
We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

?
E.
We vote against attempts to increase incentive stock options available if they are excessive, either in total or for one individual.

F.
We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

?
G.
We vote for measures that give shareholders a vote on executive compensation.

II.
Governance

?
A.
We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

?
B.
We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.
Anti-Takeover

We vote against anti-takeover measures, including without limitation:
?
A.
Staggered Boards of Directors (for example, where 1∕3 of a company’s Board is elected each year rather than the entire Board each year).

B.
Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.
Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.
Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC
PROXY VOTING STATEMENT AND GUIDELINES
As an investment adviser and fiduciary of client assets, Frontier Capital Management Company, LLC (“Frontier”) utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.
Frontier’s authority to vote proxies does not extend to taking any legal action with regard to class action suits relating to securities purchased by Frontier for its clients. Frontier provides instructions to custodians and brokers regarding tender offers and rights offerings for securities in client accounts. However, Frontier does not provide legal advice to clients and, accordingly, does not determine whether a client should join, opt out of or otherwise submit a claim with respect to any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the client. Frontier generally does not have authority to submit claims or elections on behalf of clients in legal proceedings. Should a client, however, wish to retain legal counsel and/or take action regarding any class action suit proceeding, Frontier will provide the client or the client’s legal counsel with information that may be needed upon the client’s reasonable request.
Arrangements with Outside Firms
Frontier has contracted with a third party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.
There may be occasional circumstances in which Frontier exercises its voting discretion to deviate from the proxy vendor’s recommendation. Frontier’s action in these cases is described in the Conflicts of Interest section of these policies and procedures.
Proxy Voting Committee
Frontier has a Proxy Voting Committee (the “Committee”) that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee is comprised of the Chief Compliance Officer (“CCO”), the Operations Manager, and one or more Portfolio Managers. The Committee performs the following tasks in satisfying its responsiblity:
•
Reviews annually, and revises as necessary, this Proxy Voting Statement and Guidelines (the “Proxy Statement”);

•
Reviews annually all proxy votes taken to determine if those votes were consistent with the Proxy Statement, including any votes where Frontier determined it had a material conflict of interest;

•
Reviews annually the proxy vendor’s proxy voting policies to determine that they continue to be consistent with the Proxy Statement and reasonably designed to be in the best interests of Frontier’s clients; and

•
Reviews and approves as necessary any changes to the proxy vendor’s proxy voting policies.

Determination and Execution of Discretionary Authority
Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.
Frontier will not neglect its proxy voting responsibilities, but Frontier may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Frontier may be unable to vote securities that have been lent by the custodian or may choose not to vote where doing so would prevent transacting in those securities for a certain period of time (referred to as “share blocking”).

Proxy Voting Process
Frontier’s Operations team (“Operations”) manages the proxy voting process. The proxy vendor provides an online portal that shows all ballots received, together with the company’s voting recommendation and the proxy vendor’s voting recommendation. Operations distributes this information, as well as any additional proxy soliciting materials (such as a company’s response to the proxy vendor’s recommendation) received by Frontier at least three days prior to the voting date, to an investment professional for deliberation. Prior to the voting date, Operations submits Frontier’s vote via the online portal, a record of which is maintained by the proxy vendor.
Investment professionals determine how Frontier votes client proxies. Absent specific client instructions, or in the event that no determination is made by the investment professional, Frontier generally votes client proxies according to recommendations made by the proxy vendor. Investment professionals wishing to deviate from these recommendations must provide the CCO with a written explanation of the reason for the deviation, and the CCO will consider potential conflicts of interest as described in greater detail below.
Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures must also be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.
Voting Proxies for Loaned Securities
Neither Frontier nor the proxy vendor are able to vote proxies for securities loaned out by a Client. In the event that Frontier is aware of a material vote on behalf of a Client that is a registered investment company and Frontier has the ability to call back the security loaned, Frontier may attempt to call back to the loan and vote the proxy if time permits.
Conflicts of Interest
As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.
Although under normal circumstances Frontier is not expected to deviate from the proxy vendor’s recommendation, the CCO will monitor any situation where Frontier wishes to do so. In these situations, the CCO will consider whether Frontier has a material conflict of interest. If the CCO determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the CCO determines that a material conflict does not exist, then we may vote the proxy in our discretion. The Committee reviews annually all votes cast where Frontier determined it had material conflict of interest.
Proxy Vendor Oversight
Changes to Proxy Vendor Proxy Voting Policies and Guidelines
The proxy vendor notifies Frontier of any material changes to its proxy voting polices and guidelines. On an annual basis, the proxy vendor distributes its updated guidelines to Frontier.
New Account Setup
As part of the account setup process, Client Services will review a new investment advisory agreement to determine if Frontier has voting authority. If voting authority has been granted, Operations will provide the proxy vendor with the required instructions to set up the new account. On the following business day, Operations will review the proxy vendor’s systems to confirm the account was setup in accordance with Frontier’s instructions.
Account Reconciliations
On a periodic basis, the proxy vendor will provide Frontier with a list of Frontier clients for which the proxy vendor is voting. This is designed to ensure that the proxy vendor is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its records and the proxy vendor’s records.
Initial and Periodic Due Diligence of Proxy Vendors

When considering whether to retain or continue retaining Frontier’s proxy vendor to provide research or voting recommendations, Frontier will consider factors such as the following:
•
The proxy vendor’s capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting;

•
The adequacy and quality of the proxy vendor’s personnel, processes, and technology;

•
The adequacy of the proxy vendor’s process for seeking timely input from issuers and proxy vendor clients with respect to proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes;

•
The proxy vendor’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner

•
The adequacy of the proxy vendor’s disclosures regarding its sources of information and methodologies for formulating voting recommendations and, in making such recommendations;

•
The proxy vendor’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote;

•
The proxy vendor’s policies and procedures for identifying and addressing conflicts of interest;

•
The proxy vendor to update the investment adviser regarding business changes that may affect the proxy vendor’s capacity and competency to provide independent proxy voting advice or carry out voting instructions;

•
Whether the proxy vendor appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders; and

•
The proxy voting vendor’s policies and procedures to keep confidential Frontier’s non-public information, including Frontier’s intention to proxy votes.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies
Frontier’s CCO, who is also the General Counsel, will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies is accurate and complete.
Client Disclosure
Frontier includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients can contact Frontier at 617-261-0777 to obtain a copy of these policies and procedures and information about how Frontier voted with respect to the Client’s securities. Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.
Upon a client’s request, the proxy agent will provide Frontier with the following information:
•
the name of the issuer of the portfolio security

•
the ticker symbol of the security

•
the CUSIP of the security

•
the shareholder meeting date

•
a description of the matter voted on

•
whether the matter was proposed by the issuer or by a security holder

•
whether the account voted on the matter

•
how each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

•
whether the vote that was cast was for or against management’s recommendation

As a matter of policy, Frontier does not disclose to companies or clients how it expects to vote on upcoming proxies. Additionally, Frontier does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.
Recordkeeping
Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):
•
Frontier’s proxy voting policies and procedures and the proxy voting guidelines.

•
proxy statements received regarding client securities, which Frontier may satisfy by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement;

•
records of votes cast on behalf of its clients, which Frontier may satisfy by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast;

•
a copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision; and

•
a copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

Frontier retains the following information in connection with each proxy vote:
•
the Issuer’s name;

•
the security’s ticker symbol or CUSIP, as applicable;

•
the shareholder meeting date;

•
the number of shares that the Company cast or instructed to be cast;

•
the number of shares loaned and not recalled (if subject to Form N-PX);

•
a brief identification of the matter voted on;

•
whether the matter was proposed by the Issuer or a security-holder; and

•
how the Company cast its vote (for, against, or abstain)

December 2023

HARRIS ASSOCIATES L.P.
PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES
I.
PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, the “Firm” or “we”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Harris as investment adviser. Harris has adopted and implemented these policies, guidelines, and procedures to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Harris’ fiduciary duty, and all applicable law and regulations.
Harris believes that proxy voting rights are valuable portfolio assets and an important part of our investment process. As an investment adviser, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.
The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee or agreed between Harris and its client. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.
In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.
Harris considers the experience, competence, and reputation of a company’s management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. As a result of this alignment, it is likely that we will agree with management teams on most issues addressed in proxy voting resolutions, and will therefore be likely to vote in accordance with management recommendations in the majority of cases. However, there is no presumption to vote in line with management. We evaluate each resolution on its own merits, and we will vote against management recommendations on any resolution where we believe that this course of action is in the best interests of shareholders.
II.
VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.
A. Board of Directors Issues
Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.
1.
Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.

2.
Harris will normally vote in favor of proposals to require a majority of directors to be independent.

?
3.
Harris will normally vote against proposals that mandate an independent board chairman.1

4.
Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

5.
Harris will normally vote in favor of proposals regarding director indemnification arrangements.

6.
Harris will normally vote against proposals advocating classified or staggered boards of directors.

7.
Harris will normally vote in favor of proposals requiring a majority vote for directors.

8.
Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.

B. Auditors
Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.
1.
Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.
Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.
Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

C. Equity Based Compensation Plans
Harris believes that appropriately designed equity-based compensation plans structured by Boards of Directors can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans if they have historically been used to provide participants with excessive awards or have inherently objectionable structural features.
1.
Harris will normally vote against such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding exceeds 5%.

2.
Harris will normally vote in favor of such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding does not exceed 5%.

3.
Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.

4.
Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.

?
5.
Harris will normally vote against shareholder proposals that require shareholder approval for new or renewed pay packages. Such pay packages may include terms on severance, termination, change in control, etc.

6.
Harris will normally vote in favor of proposals to require expensing of options.

7.
Harris will normally vote against proposals to permit repricing of underwater options.

8.
Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

9.
Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

?
1
Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions. This supplemental guideline is not intended to change the existing guideline but recognizes that a chairman may be separate but not deemed independent (for example, a former executive of the company).

10.
Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

D. Corporate Structure and Shareholder Rights
Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.
1.
Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.
Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.
Harris will normally vote against the adoption of anti-takeover measures.

4.
Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.
Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.
Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.
Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.
Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either (a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.

9.
Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.

10.
Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

11.
Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

E. Proxy Access Proposals
Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:
•
The shareholders making the proposal have an ownership threshold of 5% of the voting power

•
The shareholders making the proposal each have 3 years of continuous ownership

•
The proposal does not exceed a cap on shareholder nominees of 25% of the board

•
The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group

F. Routine Corporate Matters
Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.

G. Environmental, Social, and Governance (ESG) Issues
Harris believes that ESG issues can affect the financial performance of companies in which we invest. To the extent not addressed elsewhere in these guidelines, we review management and shareholder proposals regarding ESG issues on a case-by-case basis and will support proposals that address financially material issues that, in our view, are likely to protect and/or enhance the long-term value of the company. We believe that governance factors are financially material for every company (with due consideration to regional market norms), whereas the financial materiality of environmental and social factors can vary by company, industry, and region. As a result, we hold ESG-related proposals to the same standard as all other proposals when deciding how to cast our vote, evaluating each proposal on its individual merits, and voting in accordance with what we consider to be the best interests of our clients as shareholders of the companies in which we invest.
H. Climate Change and Energy Transition
Harris recognizes that companies may face risks related to climate change and the transition to a lower carbon economy in the coming decades, in particular for companies that emit high levels of greenhouse gases. Likewise, these factors may also create opportunities. In that regard, we generally vote in favor of well-developed and meaningful climate-related proposals supported by the company’s Board of Directors. Harris evaluates shareholder climate-related proposals on a case-by-case basis to determine whether the proposal is likely to be in the best interests of the company and its shareholders. Harris will generally vote against climate-related shareholder proposals requiring companies to implement specific corporate strategies rather than leaving the strategy up to the company’s Boards of Directors.
I. Certain Other Issues
Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.
III.
VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.
In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.
IV.
BANK HOLDING COMPANY ACT COMPLIANCE

Harris is an indirect subsidiary of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers S.A., an international asset management group based in Paris, France. Natixis Investment Managers S.A. is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.
Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.
Upon notification by Natixis that its aggregate control of such securities is approaching the 5% ownership limit established by the BHC Act, Harris could be required to relinquish its proxy voting responsibilities to ISS, such that ISS will vote in accordance with ISS’s standard Proxy Voting Guidelines over securities issued by U.S. Banking Organizations identified by Harris (a “Vote Divestiture Event”). Pursuant to a Vote Divestiture Event, Harris will not be able to override ISS’s vote. If, subsequent to a Vote Divestiture Event, Natixis’ aggregate control of such securities were to decrease to such a percentage where Harris determines to resume its control of proxy voting, while remaining in compliance with the BHC Act (a “Vote Return Event”), Harris would direct ISS in writing to return proxy voting responsibilities for the applicable U.S. Banking Organizations to Harris.
V.
CONFLICTS OF INTEREST

The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.
Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.
VI.
VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.
A. Proxy Voting Committee.   The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.
The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

B. Proxy Administrator.   The Proxy Administrator is comprised of employees of the Security Data Management Team who are responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.
C. Proxy Voting Service Provider.   Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations. Harris uses information from ISS as a supplement to its own internal research database regarding the companies in a client’s portfolio.
Harris may consider additional information that becomes available regarding a particular proposal such as information conveyed by the issuer or a shareholder proponent. Harris will consider all material information available, whether derived from internal research or from the Proxy Voting Service Provider, when determining how to vote proxies on behalf of clients.
In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures, policies and procedures regarding its conflict of interests for adequacy. The Proxy Administrator shall forward any conflict that both (1) relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.
To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.
In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error or omission that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error or omission to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error or omission and contact ISS to seek to reduce similar errors or omissions in the future. For purposes of this section, a material factual error or omission means an error or omission of fact that the analyst believes that if corrected would cause ISS to change its recommendation. The Proxy Administrator will periodically assess the extent to which any material errors or omissions materially affected ISS’s research or recommendations used by the Firm.
D. Voting Decisions.   As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.
In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.
In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

E. Voting Ballots.   For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.
F. Recordkeeping and Reporting.   Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.
G. Compliance Testing.   The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

Approved by the Proxy Voting Committee on February 22, 2016
Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 3/17/21, 2/22/23, 2/29/24

HARRIS ASSOCIATES L.P.
SUPPLEMENTAL PROXY VOTING GUIDELINES
Effective February 2019
1.
Harris will normally vote in accordance with the recommendations of Institutional Shareholder Services (“ISS”) with respect to the election of directors for Japanese companies.

2.
For European companies, Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 80% of current market value.

3.
Harris will normally vote in favor of the election of non-independent directors who serve on audit, compensation and nominating committees in cases where the director is deemed non-independent solely because of his or her tenure as a director or status as an employee or shareholder representative where such representatives are required by law to serve on such committees.1

1
Harris has an existing guideline that states that we will normally vote against the election of non-independent directors who serve on audit, compensation and nominating committees. We do not have a specific guideline that defines “independence”, and ISS defines independence differently depending on the market. For example, for many international markets (primarily in Europe), ISS considers a director to be non-independent after 12 years of service on a board. Additionally, a number of countries mandate by law that shareholder and employee representatives sit on the board and on special committees, and ISS deems these representatives to be non-independent. We believe that, in most cases, it is in the best interests of shareholders to have such individuals serve on these committees and that they should not be deemed non-independent under Harris’ guideline solely for these reasons.

INVESCO’S POLICY STATEMENT ON GLOBAL CORPORATE GOVERNANCE AND PROXY VOTING
Effective January 2025
I. Introduction

Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients.
A. Our Approach to Proxy Voting
Invesco understands proxy voting is an integral aspect of the investment management services it provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules-based, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B. Applicability of Policy
Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A and include Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd., Invesco Taiwan Limited, Invesco Real Estate Management S.à r.l. and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
Where our passively managed strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) (referred to as “passively managed accounts”) hold the same investments as our actively managed equity funds, voting decisions with respect to those accounts generally follow the voting decisions made by the largest active holder of the equity shares. Invesco refers to this approach as “Majority Voting.” This process of Majority Voting seeks to ensure that our passively managed accounts benefit from the engagement and deep dialogue of our active investment teams, which can benefit shareholders in passively managed accounts. Invesco will generally apply the majority holder’s vote instruction to these passively managed accounts. Where securities are held only in passively managed accounts and not owned in our actively managed accounts, the proxy will be generally voted in line with this Policy and internal proxy voting guidelines. Notwithstanding the above, investment teams of our passively managed accounts retain full discretion over proxy voting decisions to individually evaluate a specific proxy proposal or override Majority Voting and vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest which are discussed elsewhere in this Policy. To the extent our investment teams believe a specific proxy proposal requires enhanced analysis or if it is not covered by this Policy or internal guidelines, our investment teams will evaluate such proposal and execute the voting decision.

II. Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.
A. Oversight and Governance
Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, ESG and Government Affairs departments may also participate in Global IPAC meetings. The Director of Proxy Voting and Governance chairs the committee. The Global IPAC provides a forum for investment teams, in accordance with this Policy, to:
?
•
monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;

?
•
assist Invesco in meeting regulatory obligations;

?
•
review votes not aligned with our good governance principles; and

?
•
consider conflicts of interest in the proxy voting process.

In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.
B. The Proxy Voting Process
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.
Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. If necessary, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.

C. Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our investment teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm the related controls were in place and to provide reasonable assurance that the related controls operated effectively.
D. Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7) years. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
?
•
In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31st of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website https://vds.issgovernance.com/vds/#/MTAzOTcw.

?
•
To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

?
•
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code, found here: https://vds.issgovernance.com/vds/#/Mzk3MA==/. Additionally, in accordance with the European Shareholder Rights Directive and the European Fund and Asset Management Association Stewardship Code, Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.
?
•
In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year, found here: https://vds.issgovernance.com/vds/#/MTg2Mg==/.

?
•
In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code, found here: https://www.invesco.com/jp/ja/policies/proxy.html.

?
•
In India, Invesco publicly discloses our proxy votes quarterly, found here: https://www.invescomutualfund.com/about-us?tab=Statutory, in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014, and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

?
•
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.

?
•
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors, found here: https://www.invesco.com/tw/zh/footer/stewardship-code.html.

?
•
In Australia, Invesco publicly discloses a summary of its proxy voting record annually, found here: https://www.invesco.com/au/en/country-splash.html?src=%2Fau%2Fen%2FImportant-information-and-policies.html.

•
In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.

Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.
E. Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:
?
•
Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.

?
•
Some companies require a representative to attend shareholder meetings in person to vote a proxy, or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.

?
•
Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.

•
Invesco held shares on the record date but has sold them prior to the meeting date.

?
•
Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.

?
•
Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.

F. Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.
G. Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited, to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Proxy Voting and Governance team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that are held in client accounts.

Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
H. Voting Funds of Funds
Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:
?
•
When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.

?
•
When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.

?
•
For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.

?
•
For U.S. funds of funds where proportional voting is not required by law or regulation, shares of unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.

?
•
Non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-U.S. funds of funds in line with the firm level conflicts of interest process described above.

?
•
Where client or proprietary accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted in the same proportion as the votes of external shareholders of the underlying holding. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.

?
•
Unless it decides to solicit investor instructions, Invesco shall not vote the shares of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.

I. Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III. Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Proxy Voting and Governance team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different investment teams may vote differently on particular proxy votes for the same company. To the extent investment teams choose to vote a proxy in a way that is not aligned with the principles below, rationales are fully documented.
When evaluating proxy issues and determining how to cast our votes, Invesco’s investment teams may engage with companies in advance of shareholder meetings, and throughout the year. These meetings can be joint efforts between our global investment professionals.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are organized around six broad pillars:
A. Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
?
•
We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity (e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.

External auditor ratification and audit fees:
?
•
We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

?
•
We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.

Related-party transactions: Invesco will vote all related party transactions on a case-by-case basis. The vote analysis will consider the following factors, among others:
?
•
disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);

?
•
the transaction must be fair and appropriate, with a sound strategic rationale;

?
•
the company should provide an independent opinion either from the supervisory board or an external financial adviser;

?
•
minority shareholders’ interests should be protected; and

?
•
the transactions should be on an arm’s length basis.

Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
?
•
accept or approve a variety of routine reports; and

?
•
approve provisionary financial budgets and strategy for the current year.

B. Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
•
We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

•
We generally support proposals to decommission differentiated voting rights.

•
Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
•
We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

•
In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

?
•
We generally support proposals for the removal of anti-takeover provisions.

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights.
Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:
?
•
Ownership threshold: at least three percent (3%) of the voting power;

?
•
Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;

?
•
Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and

?
•
Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.

Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We will not support proposals to prohibit shareholders’ right to call special meetings.
Shareholder ability to act by written consent: Generally, assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:
?
•
Shareholders’ current right to call special meetings; and

?
•
Investor ownership structure.

Supermajority vote requirements: Generally, vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base; especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.
Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
•
We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).

•
Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:

(i)
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;

(ii)
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;

(iii)
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and

(iv)
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.

C. Board Composition and Effectiveness
Voting on director nominees in uncontested elections
Definition of independence: Invesco considers local market definitions of director independence, but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
•
We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

•
We will generally vote against non-independent directors serving on the audit committee.

•
We will generally vote against non-independent directors serving on the compensation committee.

•
We will generally vote against non-independent directors serving on the nominating committee.

•
In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
?
•
We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.

?
•
We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.

•
We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
?
•
We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.

?
•
We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: In our view, an effective board should be comprised of directors with a mix of skills, experience, tenure, and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, culture, age, perspectives and backgrounds. The board should reflect the diversity of the workforce, customers, and the communities in which a business operates. In our view, greater diversity in the boardroom contributes to robust challenge and debate, avoids groupthink, fosters innovation, and provides competitive advantage to companies. We consider diversity at the board level, within the executive management team and in the succession pipeline.
?
•
In markets where there are regulatory expectations, listing standards or minimum quotas for board diversity, Invesco will generally apply the same expectations. In all other markets, we will generally vote against the incumbent nominating committee chair of a board, or nearest equivalent, where a company failed to demonstrate improvements are being made to diversity practices for three or more consecutive years, recognizing that building a qualified and diverse board takes time.
Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a diversity of director viewpoints and experience. As stated above, an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.
Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
?
•
We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

?
•
We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

?
•
We will generally vote against the incumbent chair of the compensation committee, or nearest equivalent, if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two consecutive years.

?
•
We will generally vote against the incumbent compensation committee chair, or nearest equivalent, where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

?
•
Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.

Director indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.
Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
Director election process: Board members should generally stand for election annually and individually.
?
•
We will generally support proposals requesting that directors stand for election annually.

?
•
We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.

?
•
We will generally support shareholder proposals to repeal a classified board and elect all directors annually.

?
•
When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
?
•
Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.

Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective. We might oppose amendments to the board size, when such change is deemed diminishing of Invesco’s governance requirements such as an adequate level of independence and diversity on the board.
Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Voting on director nominees in contested elections
Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
D. Capitalization
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.
Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.
Stock splits: We will evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company’s long-term strategic goals.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
•
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

•
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

?
•
We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

E. Environmental, Social and Governance Risk Oversight
Director responsibility for risk oversight: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies it oversees. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
(i)
significant bribery, corruption or ethics violations;

(ii)
events causing significant climate-related risks;

?
(iii)
significant health and safety incidents; and/or

(iv)
failure to ensure the protection of human rights.

Reporting of financially material environmental, social and corporate governance (“ESG”) information: Companies should report on their ESG opportunities and risks where material to their business operations.
?
•
Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks aligned with applicable regional regulatory requirements. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris Agreement of 2015-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.

Shareholder proposals addressing environmental and social (“E&S”) issues: We recognize E&S shareholder proposals are nuanced and therefore, Invesco will analyze such proposals on a case-by-case basis. When considering such proposals, we will consider the following factors, among others: a company’s track record on E&S issues, the efficacy of the proposal’s request, whether the requested action is unduly burdensome, and whether we consider the adoption of such proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
Invesco may support shareholder resolutions requesting that specific actions be taken to address E&S issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues.
We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

F. Executive Compensation and Performance Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
(i)
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

(ii)
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

(iii)
vesting periods for long-term incentive awards are less than three years;

(iv)
the company “front loads” equity awards;

(v)
there are inadequate risk mitigating features in the program such as clawback provisions;

?
(vi)
excessive, discretionary one-time equity grants are awarded to executives; and/or

(vii)
less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally evaluate case-by-case proposals requiring shareholder ratification of senior executives’ severance agreements depending on whether the proposed terms and disclosure align with good market practice.
Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on egregious pay practices.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.à r.l.1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
OppenheimerFunds, Inc.
WL Ross & Co. LLC
*  Invesco entities with specific proxy voting guidelines
1  Invesco entities with specific conflicts of interest policies

LOOMIS, SAYLES & COMPANY, L.P.
PROXY VOTING POLICIES AND PROCEDURES
March 24, 2022
1.
GENERAL

A.
Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B.
General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1.
Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.

For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
2.
Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.
Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4.
Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:

•
The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.

•
The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non- US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.

•
Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.

•
The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.1

•
The client so directs Loomis Sayles.

The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.
5.
Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will

1
Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
6.
Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7.
Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C.
Proxy Committee.

1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).

2.
Duties. The Proxy Committee’s specific responsibilities include the following:

a.
developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,

(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b.
overseeing the proxy voting process, including:

(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.
engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

(i)
determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)
the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

(b)
whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,

(c)
the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

(d)
the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv)
in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.
further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3.
Standards.

a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

c.
If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.

D.
Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre- determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E.
Recordkeeping.

Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2.
PROXY VOTING

A.
Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B.
Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors:    Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions:    Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.
Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.
Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if  (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.

Director Nominees in Contested Elections:    Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A.
Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.

B.
Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote.

C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D.
Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

E.
When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.

Independent Audit, Compensation and Nominating and/or Governance Committees:    Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.
Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Multiple Directorships:    Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards, and any other director nominee who serves on more than five total public company boards unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections:    Vote against proposals to classify or stagger the board.
Stock Ownership Requirements:    Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office:    Vote against shareholder proposals to limit the tenure of outside directors.
C.
Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.
Generally vote for proposals to ratify auditors.

B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

C.
In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.

D.
Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

E.
Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.

D.
Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans:    Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans:    Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control:    Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation:    Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.
Employee Stock Ownership Plans (“ESOPs”):    Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins:    Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.
Golden and Tin Parachutes:
A.
Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.
Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.
Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C.
Vote against proposals to link all executive or director variable compensation to performance goals.

D.
Vote for an annual review of executive compensation.

E.
Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

F.
For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives:    Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans:    A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.
Vote against stock option plans which expressly permit repricing of underwater options.

B.
Vote against proposals to make all stock options performance based.

C.
Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.
Vote for proposals that request expensing of stock options.

E.
Capital Structure Management Issues

Adjustments to Par Value of Common Stock:    Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares:    Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.
Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization:    Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Greenshoe Options (French issuers only):    Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits:    Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs:    Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.
Share Repurchase Programs:    Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends:    Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F.
Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

Asset Sales:    Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments:    Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring:    Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings:    Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.
Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

B.
Change in Control — Will the transaction result in a change in control of the company?

C.
Bankruptcy — Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

D.
Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.

Delisting a Security:    Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A.
Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.
Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:
A.
Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.
Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.

C.
Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.

Liquidations:    Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions:    Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C.
Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions:    Proposals to change a company’s domicile will be evaluated on a case-by-case basis.

Right to Adjourn:   Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs:   Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses:   Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G.
Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights:   Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals:   Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting:   Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions:   Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting:   Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access:   Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions:   Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy:   Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting:   Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights:   Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access:   A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A.
Vote for proposals that seek to fix the size of the board.

B.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:
A.
Vote against proposals that provide that directors may be removed only for cause.

B.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

C.
Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees:   Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A.
Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B.
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Voting Requirements:   Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.
Vote against dual class exchange offers and dual class recapitalizations.

B.
Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.

Written Consent:   Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H.
Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.
Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
Climate Reporting:   Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.

Workplace Diversity Reporting:   Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
I.
General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name:   Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures:   Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials:   Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service:   Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Financial Statements:   Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.
Non-Material Miscellaneous Bookkeeping Proposals:   A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Ratification of Board and/or Management Acts:   Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.
Reimbursement of Proxy Contest Defenses:   Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
Reimbursement of Proxy Solicitation Expenses:   Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes:   Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws:   A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business:   Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.

Transition Manager Ballots:   Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J.
Investment Company Matters

Election of Investment Company Trustees:   Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements:   Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions:   Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements:   Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
January 1, 2024
At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.
MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).
Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients for which we have been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.
Our approach to proxy voting is guided by the following additional principles:
(1)
Consistency in application of the policy across multiple client portfolios: While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

(2)
Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

(3)
Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients for which MFS has been delegated with the authority to vote on their behalf.

(4)
Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.

(5)
Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on our website, we are open to communicating our vote intention with companies, including ahead of the annual meeting. We may do this proactively where we wish to make our view or corresponding rationale clearly known to the company. Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.
A.
VOTING GUIDELINES

The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients.
These guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.
Board structure and performance
MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified, such as in relation to:
Director independence
MFS believes that good governance is enabled by a board with at least a simple majority of directors who are “independent” (as determined by MFS in its sole discretion)1 of management, the company and each other. MFS may not support the non-independent nominees, or other relevant director (e.g., chair of the board or the chair of the nominating committee), where insufficient independence is identified and determined to be a risk to the board’s and/or company’s effectiveness.
As a general matter we will not support a nominee to a board if, as a result of such nominee being elected to the board, the board will consist of less than a simple majority of members who are “independent.” However, there are also governance structures and markets where we may accept lower levels of independence, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain markets. In these circumstances we generally expect the board to be at least one-third independent or at least half of shareholder representatives to be independent, and as a general matter we will not support the nominee to the board if as a result of such nominee’s elections these expectations are not met. In certain circumstances, we may not support another relevant director’s election. For example, in Japan, we will generally not support the most senior director where the board is not comprised of at least one-third independent directors.
MFS also believes good governance is enabled by a board whose key committees, in particular audit, nominating and compensation/remuneration, consist entirely of  “independent” directors. For Canada and US companies, MFS generally votes against any non-independent nominee that would cause any of the audit, compensation, nominating committee to not be fully independent. For Australia, Benelux, Ireland, New Zealand, Switzerland, and UK companies MFS generally votes against any non-independent nominee that would cause the audit or compensation/remuneration committee to not be fully independent. For Korea companies MFS generally votes against any non-independent nominee that would cause the audit committee to not be fully independent. In other markets MFS generally votes against non-independent nominees or other relevant director if a majority of committee members or the chair of the audit committee are not independent. However, there are also governance structures (e.g., controlled companies or boards with non-shareholder representatives) and markets where we may accept lower levels of independence for these key committees.
In general, MFS believes that good governance is enabled by a board with at least a simple majority of directors who are independent and whose key committees consist entirely of independent directors. While there are currently markets where we accept lower levels of independence, we expect to expand these independence guidelines to all markets over time.

1
MFS’ determination of  “independence” may be different than that of the company, the exchange on which the company is listed, or of a third party (e.g., proxy advisory firm).

Tenure in leadership roles
For a board with a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, we will generally engage with the company to encourage refreshment of that role, and we may vote against the long tenured lead director if progress on refreshment is not made or being considered by the company’s board or we identify other concerns that suggest more immediate refreshment is necessary.
Overboarding
All directors on a board should have sufficient time and attention to fulfil their duties and play their part in achieving effective oversight, both in normal and exceptional circumstances.
MFS may also vote against any director if we deem such nominee to have board roles or outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role.
As a general guideline, MFS will generally vote against a director’s election if they:
•
Are not a CEO or executive chair of a public company, but serve on more than four (4) public company boards in total at US companies and more than five (5) public boards for companies in other non-US markets.

•
Are a CEO or executive chair of a public company, and serve on more than two (2) public company boards in total at US companies and two (2) outside public company boards for companies in non-US markets. In these cases, MFS would only apply a vote against at the meetings of the companies where the director is non-executive.

MFS may consider exceptions to this guideline if: (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding the above limits, as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law); or iii) after engagement we believe the director’s ability to dedicate sufficient time and attention is not impaired by the external roles.
Diversity
MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, and this is best spread across the board rather than concentrated in one or a few individuals. We take a holistic view on the dimensions of diversity that can lead to diversity of perspectives and stronger oversight and governance.
Gender diversity is one such dimension and where good disclosure and data enables a specific expectation and voting guideline.
On gender representation specifically MFS wishes to see companies in all markets achieve a consistent minimum representation of women of at least a third of the board, and we are likely to increase our voting guideline towards this over time.
Currently, where data is available, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board is comprised of an insufficient representation of directors who are women for example:
•
At US, Canadian, European, Australian, New Zealand companies: less than 24%.

•
At Brazilian companies: less than 20%.

•
At Chinese, Hong Kong, Indian, Japanese, Korean, Chilean and Mexican companies: less than 10%.

As a general matter, MFS will vote against the chair of the nominating committee of US S&P 500 companies and UK FTSE 100 companies that have failed to appoint at least one director who identifies as either an underrepresented ethnic/racial minority or a member of the LGBTQ+ community.
MFS may consider exceptions to these guidelines if we believe that the company is transitioning towards these goals or has provided clear and compelling reasons for why they have been unable to comply with these goals.

For other markets, we will engage on board diversity and may vote against the election of directors where we fail to see progress.
Board size
MFS believes that the size of the board can have an effect on the board’s ability to function efficiently and effectively. While MFS may evaluate board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members. An exception to this is companies with requirements to have equal representation of employees on the board where we expect a maximum of twenty (20) members.
Other concerns related to director election:
MFS may also not support some or all nominees standing for election to a board if we determine:
•
There are concerns with a director or board regarding performance, governance or oversight, which may include:

◦
Clear failures in oversight or execution of duties, including the identification, management and reporting of material risks and information, at the company or any other at which the nominee has served. This may include climate-related risks;

◦
A failure by the director or board of the issuer to take action to eliminate shareholder unfriendly provisions in the issuer’s charter documents; or

◦
Allowing the hedging and/or significant pledging of company shares by executives.

•
A director attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other annual governance reporting;

•
The board or relevant committee has not adequately responded to an issue that received a significant vote against management from shareholders;

•
The board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda (including those related to net-operating loss carry-forwards); or

•
In Japan, the company allocates a significant portion of its net assets to cross-shareholdings.

Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominating committee if we determine (in our sole discretion) that the chair of the board is not independent and there is no strong lead independent director role in place, or an executive director is a member of a key board committee.
Where individual directors are not presented for election in the year MFS may apply the same vote position to votes on the discharge of the director. Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.
Proxy contests
From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such a shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the director nominee(s) that we believe is in the best, long-term economic interest of our clients.
Other items related to board accountability:
Majority voting for the election of directors: MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).
Declassified boards: MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
The right to call a special meeting or act by written consent:
MFS believes a threshold of 15-25% is an appropriate balance of shareholder and company interests, with thresholds of 15% for large and widely held companies.
MFS will generally support management proposals to establish these rights. MFS will generally support shareholder proposals to adjust existing rights to within the thresholds described above. MFS may also support shareholder proposals to establish the right at a threshold of 10% or above if no existing right exists and no right is presented for vote by management within the threshold range described above.
MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at the thresholds described above or lower.
Independent chairs: MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board or a lead independent director. We review the merits of a change in leadership structure on a case-by-case basis.
Proxy access: MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, MFS generally supports Proxy Access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. We also believe companies should be mindful of imposing any undue impediments within their bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.
Items related to shareholder rights:
Anti-takeover measures: In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements. While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices.
MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates. MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”
Cumulative voting: MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.
One-share one-vote: As a general matter, MFS supports proportional alignment of voting rights with economic interest, and may not support a proposal that deviates from this approach. Where multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.

Reincorporation and reorganization proposals: When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
Other business: MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.
Items related to capitalization proposals, capital allocation and corporate actions:
Issuance of stock: There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by more than approximately 10-15%), MFS generally votes against the plan.
MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.
Repurchase programs: MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
Mergers, acquisitions & other special transactions: MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis. When analyzing such proposals, we use a variety of materials and information, including our own internal research as well as the research of third-party service providers.
Independent Auditors
MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion. To inform this view, MFS may evaluate the use of non-audit services in voting decisions when the percentage of non-audit fees to total auditor fees exceeds 40%, in particular if recurring.
Executive Compensation
MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that are geared towards durable long-term value creation and aligned with shareholder interests and experience, such as where we believe:
•
The plan is aligned with the company’s current strategic priorities with a focused set of clear, suitably ambitious and measurable performance conditions;

◦
Practices of concern may include an incentive plan without financial performance conditions, without a substantial majority weighting to quantitative metrics or that vests substantially below median performance.

•
Meaningful portions of awards are paid in shares and based on long performance periods (e.g., at least three years);

•
Awards and potential future awards, reflect the nature of the business, value created and the executive’s performance;

◦
Practices of concern may include large windfall gains or award increases without justification.

•
Awards are fair, not detrimental to firm culture and reflect the policies approved by shareholders at previous meetings with appropriate use of discretion (positive and negative); and

◦
Practices of concern may include one-off awards without justification or robust performance conditions, equity awards repriced without shareholder approval, substantial executive or director share pledging, egregious perks or substantial internal pay imbalances.

•
The calculation and justification for awards is sufficiently transparent for investors to appraise alignment with performance and future incentives.

MFS will analyze votes on executive compensation on a case-by-case basis. When analyzing compensation practices, MFS generally uses a two-step process. MFS first seeks to identify any compensation practices that are potentially of concern by using both internal research and the research of third-party service providers. Where such practices are identified, MFS will then analyze the compensation practices in light of relevant facts and circumstances. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are not geared towards durable long-term value creation and are misaligned with the best, long-term economic interest of our clients. When analyzing whether an issuer’s compensation practices are aligned with the best, long-term economic interest of our clients, MFS uses a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers.
MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
MFS does not have formal voting guideline in regards to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe:
•
The incentives should be tied to issues that are financially material for the issuer in question.

•
They should predominantly include quantitative or other externally verifiable outcomes rather than qualitative measures.

•
The weighting of incentives should be appropriately balanced with other strategic priorities.

We believe non-executive directors may be compensated in cash or stock but these should not be performance-based.
Stock Plans
MFS may oppose stock option programs and restricted stock plans if they:
•
Provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential excessive dilution (which we typically consider to be, in the aggregate, of more than 15%). MFS will generally vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

•
Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.

•
Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.

In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.
MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if:
•
MFS votes against consecutive pay votes;

•
MFS determines that a particularly egregious executive compensation practice has occurred. This may include use of discretion to award excessive payouts. MFS believes compensation committees should have flexibility to apply discretion to ensure final payments reflect long-term performance as long as this is used responsibly;

•
MFS believes the committee is inadequately incentivizing or rewarding executives, or is overseeing pay practices that we believe are detrimental the long-term success of the company; or

•
An advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

Shareholder Proposals on Executive Compensation
MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.
MFS may support reasonably crafted shareholder proposals that:
•
Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;

•
Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;

•
Expressly prohibit the backdating of stock options; or,

•
Prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Environmental and Social Proposals
Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.
Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, these proposals are typically assessed on a case-by-case basis
For example, MFS may support reasonably crafted proposals:
•
On climate change: that seek disclosure consistent with the recommendations of a generally accepted global framework (e.g., Task Force on Climate-related Financial Disclosures) that is appropriately audited and that is presented in a way that enables shareholders to assess and analyze the company’s data; or request appropriately robust and ambitious plans or targets.
•
Other environmental: that request the setting of targets for reduction of environmental impact or disclosure of key performance indicators or risks related to the impact, where materially relevant to the business. An example of such a proposal could be reporting on the impact of plastic use or waste stemming from company products or packaging.

•
On diversity: that seek to amend a company’s equal employment opportunity policy to prohibit discrimination; that request good practice employee-related DEI disclosure; or that seek external input and reviews on specific related areas of performance.

•
On lobbying: that request good practice disclosure regarding a company’s political contributions and lobbying payments and policy (including trade organizations and lobbying activity).

•
On tax: that request reporting in line with the GRI 207 Standard on Tax.

•
On corporate culture and/or human/worker rights: that request additional disclosure on corporate culture factors like employee turnover and/or management of human and labor rights.

MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
B.
GOVERNANCE OF PROXY VOTING ACTIVITIES

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.
1.
MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a.
Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.
Considers special proxy issues as they may arise from time to time; and

d.
Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS stewardship team led by MFS’ Director of Global Stewardship. The stewardship team are members of MFS’ investment team

2.
Potential Conflicts of Interest

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.2 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where ballots are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS identifies and evaluates a potentially concerning executive compensation issue in relation to an advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst for proposals relating to a merger, an acquisition, a sale of company assets or other similar transactions (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
a.
Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy

2
For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

Voting Committee will adhere to such procedures for all Non-Standard Votes at the company’s shareholder meeting at which the director nominee is standing for election.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.
Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
3.
Review of Policy

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.
C.
OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS

1.
Use of Proxy Advisory Firms

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.

2.
Analyzing and Voting Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS’ prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), MFS’ stewardship team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio.3 For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the stewardship team will likewise consult with MFS investment analysts and/or portfolio managers. However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
3.
Securities Lending

From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS

3
From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
4.
Potential impediments to voting

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.
D.
ENGAGEMENT

As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.
MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.
A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please contact dlstewardshipteam@mfs.com.
E.
RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee and other MFS employees. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
F.
REPORTS

U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Firm-wide Voting Records
MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

METROPOLITAN WEST ASSET MANAGEMENT, LLC
GLOBAL PROXY VOTING POLICY
November 2024
TCW, through certain subsidiaries and affiliates, acts as investment advisor for a variety of clients, including US-registered investment companies. TCW has the right to vote proxies on behalf of its US registered investment company clients and other clients, and believes that proxy voting rights can be a significant asset of its clients’ holdings.
Accordingly, TCW seeks to exercise that right consistent with its fiduciary duties on behalf of its clients. This policy applies to all discretionary accounts over which TCW has proxy voting responsibility or an obligation to provide proxy voting guidance with respect to the holdings it advises on a model or wrap basis.
While the Global Portfolio Proxy Voting Policy, Guidelines, and Procedures (the “Policy”) outlined here are written to apply internationally, differences in local practice and law make a universal application of these guidelines impractical. As a consequence, it is important to note that each proposal is considered individually, reflecting the effects on the specific company and unique attributes of the industry and/or geography. In addition, this document serves as a set of general guidelines, not hardcoded rules, which are designed to aid us in voting proxies for TCW and not necessarily in making investment decisions. At TCW, we reserve the right in all cases to vote in contravention of the guidelines outlined in this Policy where doing so is judged to represent the best interests of its clients in the specific situation.
Engagementand Active Ownership Philosophy
As we seek to deliver on our client’s financial objectives, engagement and active ownership are integral components of TCW’s research and investment process. Our data-informed engagement and active ownership practices achieve several objectives. The information elicited from these practices not only helps to improve our fundamental research, but our engagement and active ownership practices may also have positive impacts on companies or other entities by suggesting best practices that can address critical, financially material issues in areas of sustainability, corporate governance, or executive compensation.
Our approach to engagement and active ownership encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all our investments, spanning equity and fixed income, in both private and public markets. Proxy voting is primarily relevant to public equities. Situations in which we find ourselves as a significant or controlling shareholder, or situations where we are the lead debt holder in a special situation occur primarily within our private business and demand a more tailored approach. We also actively engage with the industry in question to help leverage our expertise and improve industry practices more broadly.
Our portfolio managers, research analysts, and sustainable investment analysts collaborate closely in our ongoing dialogues with companies, investee entities, as well as suppliers, customers, competitors, and the broader industry. Our objective is, wherever feasible, to pursue engagement in an integrated fashion, bringing together investment professionals from sustainability and fundamental research teams, often focused on different parts of the capital structure. This integrated approach to engagement forms the cornerstone of our active ownership responsibilities and guides the investment choices we make on behalf of our clients. As an example, TCW analysts covering the same company from sustainability, corporate credit, and public equity research teams frequently find themselves jointly engaging with management on topics such as corporate strategy and governance, climate-related business plans, executive compensation, or diversity of perspectives on the board.
The depth and breadth of TCW’s investments provides an important platform by which we engage with companies and other entities. Engagement is not just about having a dialogue with companies and other entities that already demonstrate a comprehensive approach to sustainability – it is also about engaging with companies and other entities that have less advanced sustainability practices. Our primary goal with engagement is to advance best practices in governance, transparency, and the management of identified material risks to ultimately drive long-term value in the investments we make on behalf of our clients.
Engagement is a dynamic and long-term process that evolves over multiple years. While change may require considerable time to materialize, our analysts continually reinforce and monitor our engagement objectives during their regular interactions with companies and other entities. Lack of responsiveness or progress is duly reflected in our assessments of investee entities, potentially leading to further actions as deemed necessary. We maintain a record of our engagements and may provide our clients an overview of both the volume and depth of these engagements when requested.

In 2024, TCW was named a signatory to the UK Stewardship Code. Our report is public and available at the following link: https://media.frc.org.uk/documents/2023_UK_Stewardship_Report_FINAL.pdf
Proxy Voting Procedures
TCW will make every reasonable effort to execute proxy votes on behalf of its clients prior to the applicable deadlines. However, TCW often relies on third parties, including custodians and clients, for the timely provision of proxy ballots. TCW may be unable to execute on proxy votes if it does not receive requisite materials with sufficient time to review and process them.
Furthermore, TCW may receive ballots for some strategies for which the typical expression of our engagement and stewardship policies may not be possible. For instance, quantitative strategies use machine learning models that employ algorithms for security selection, and these securities may only be held for a short period of time. For ballots received for securities held in these strategies, TCW may elect not to vote.
Proxy Committee
In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a Proxy Voting Committee (the “Proxy Committee”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing and maintaining the Policy, overseeing the internal proxy voting process, and reviewing proxy voting proposals and issues that may not be covered by the Policy. The Proxy Committee also works with TCW’s investment teams to evolve TCW’s engagement process, proxy voting philosophy, scope of coverage, and execution.
Proxy Voting Services
TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Policy (or, if applicable, according to guidelines submitted by TCW’s clients) by providing proxy research, an enhanced voting technology solution, and record keeping and reporting system(s). To supplement its own research and analysis in determining how best to vote a particular proxy proposal, TCW may utilize research, analysis or recommendations provided by the Outside Service on a case-by-case basis. TCW does not as a policy follow the assessments or recommendations provided by the proxy voting service without its own determination and review. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests.
Sub-Adviser
Where TCW has retained the services of a Sub-Adviser to provide day-to-day portfolio management for the portfolio, TCW may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows TCW’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of TCW’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW.
Conflicts of Interest
In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, TCW will cast its votes according to the Policies or any applicable guidelines provided by TCW’s clients. In cases where a conflict of interest exists and there is no predetermined vote, the Proxy Committee will vote the proposals in a manner consistent with established conflict of interest procedures.
Proxy Voting Information and Recordkeeping
Upon request, TCW provides proxy voting records to its clients. TCW shall disclose the present policy as well as the results of its implementation (including the way TCW has voted) on its website in accordance with applicable law.
TCW or an Outside Service will keep records of the following items: (i) Proxy Voting Policies and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv)

records of written requests for proxy voting information and TCW’s response; and (v) any documents prepared by TCW that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.
TCW or an Outside Service will maintain these records in an easily accessible place for at least seven years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.
International Proxy Voting
While TCW utilizes the Policy for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.
For proxies of non-U.S. companies, although it can be both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.
Proxy Voting Guidelines
The following guidelines reflect TCW’s general position and practice on certain key issues, including sustainability-related issues. As stated previously, to preserve the ability of its portfolio managers and investment teams to make the best decisions in each case, the guidelines listed below are intended only to provide context on topical issues. The Policy is reviewed and updated as necessary, but at least annually, by the Proxy Committee.
As a signatory to the United Nations Principles for Responsible Investment, TCW also recognizes that applying certain sustainable principles may better align investors with broader objectives of society. In making proxy voting decisions, one key consideration, among other themes discussed below, is the materiality of sustainable factors to a company’s business activity and relevance to shareholder value. TCW believes that sustainable factors can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).
Governance
Election of Directors
TCW believes boards that reflect a wide range of perspectives create shareholder value. The selection and screening process for identifying qualified candidates for a company’s board of directors requires the consideration of many critical factors, including their relevant skills and background experience, in addition the diverse voices that comprise the broader Board. We believe strongly that a diversity of skills, abilities, backgrounds, experiences and points of view can foster the development of a more creative, effective and dynamic Board, which, in turn, helps support shareholder value creation.
We may vote against the reelection of Nominating/Governance Committee chair if we believe the board is not meeting local market standards from a diversity perspective. In the case of local standards, we refer to quotas established by local governance codes, which exist in many European markets, and in some U.S. states. In other jurisdictions, we look for a least one female on the board as a minimum standard.
Independence and Commitment
TCW will typically vote in support of proposals calling for improved independence of board members. To determine appropriate minimum levels of board independence, we tend to evaluate considering international best practices. We also believe that an independent chair is the preferred structure for board leadership, as this structure can help avoid inherent conflict of self-oversight and can help ensure robust debate and diversity of thought within the boardroom. Consequently, we will tend to support management proposals to separate the chair and CEO or establish a lead director.
TCW considers director attendance and commitment to board activities as important for shareholder value creation. We expect directors to attend a minimum number of board meetings. We may vote against directors who consistently fall below that minimum threshold. Additionally, we want to consider how extended a director is with respect to other Board activities and will take this factor into consideration when assessing relevant proposals.
Compensation
TCW carefully reviews executive compensation, as we believe this is an important area in which the board’s priorities and effectiveness are revealed. We believe compensation should be closely aligned with company performance, as this relates to compensation paid by the company’s peers, and compensation programs should be designed to promote sustainable shareholder returns while discouraging excessive risk taking. We believe strongly that executive compensation plans help establish the incentive structure that plays a role in strategy, decision-making and risk management for an organization. There is broad variety in compensation design and structure depending on the unique features of companies. We believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Ownership
TCW believes that a firm’s ownership structure should be transparent and provide for the alignment of shareholders’ interests. As such, we generally oppose multiple common stock share classes with unequal voting rights but are supportive of capital structure changes such as share issuances which protect minority shareholders’ interests by limiting dilution. Likewise, we generally oppose anti-takeover positions such as supermajority provisions, poison pills, undue restrictions on the right to call special meetings, and any other provision that limits or eliminates minority shareholders’ rights. We are generally supportive of mergers and restructurings that we believe will be accretive to minority shareholders, but we may oppose those which appear unreasonable from a valuation prospective or entail a questionable strategic and/or financial rationale. Many of our proxy voting requests involve capital structure issues, such as issuance or repurchase of shares, issuance of debt, allocations, and employee stock option plans. In each of these cases, TCW generally votes in favor of management where appropriate, but only if the proposal does not conflict with our criteria for transparency and alignment with shareholders’ interests.
Other Corporate Matters
Other frequent proxy voting themes involve such matters as roles of executives, appointments of accountants and other professional advisors, amendments to corporate documents, and procedures for consent. In these and similar corporate matters, TCW will also generally vote in favor of management where appropriate, but again, only if the proposal does not conflict with our criteria for transparency and alignment with shareholders’ interests.
Environmental and Social Issues
As outlined in our Sustainable Investment Policy Statement, we understand that the incorporation of material sustainability factors into the investment research process – consistent with existing investment processes – helps achieve our goal to improve risk-adjusted returns over the long-term for our investors. In our view, evaluating those factors which have a financially material impact on a given investment is good risk management and consistent with our deep emphasis on credible bottom-up research. At TCW, ESG integration does not imply that these factors are the sole determinants of investment decisions. Instead, TCW’s investment teams assess a diverse range of both existing and emergent factors when making well-informed investment choices. However, in situations where we identify substantial ESG risks, particularly those related to governance, or when the spectrum of potential outcomes is exceptionally uncertain, we may not invest. By expanding the scope of information considered by our portfolio management teams, we aim to create a more comprehensive understanding of an investment, and ultimately improved risk-adjusted returns for our clients.
In the context of proxy voting, TCW will evaluate shareholder resolutions regarding environmental and social issues in the context of the financial materiality of the issue to the company’s operations. We believe that all companies face risks associated with environmental and social factors. However, we recognize that these risks manifest themselves differently at each company as a result of their individual operations, workforce, structure and geography, among many other important factors. Accordingly, we place a significant emphasis on the financial implications of a company adopting, or indeed not adopting, any proposed shareholder resolution.
Climate Change
As dedicated long-term investors, we recognize that climate change and efforts to respond to it portend substantial and far-reaching implications for the global economy and therefore capital allocation. Increasingly volatile weather patterns, shifting availability and access to water resources, and rising temperatures and sea levels, among other anticipated impacts, are challenging long held assumptions underpinning the way societies and the global economy function. Economic, technological, and behavioral efforts to transition away from a historically positive correlation between economic activity and carbon emissions represents one of the defining economic megatrends of the 21st Century. This global transition presents both risks and opportunities that will resonate across global financial markets and the broader economy. We consider it imperative to equip our investment teams with the necessary tools to comprehend the ramifications of climate-related risks inherent in their investments and allocate our client’s capital to capture the opportunities that may arise as a result.
The physical and transition risks associated with climate change hold significant implications for society, the economy, and politics, especially when viewed through medium- and long-term investment horizon. In our capacity as an asset manager with investments that span diverse asset classes, we understand that these risks will manifest in distinct ways across various types of assets. For example, our due diligence when assessing a property requires different information and considerations compared to our evaluation of a country’s capacity to adapt to and mitigate climate risks. Similarly, evaluating a company entails a unique set of considerations, including how physical risks might impact its supply chain or distribution network, as well as how policies like carbon pricing may affect debt and equity parts of the capital structure differently. Recognizing these distinctions allows us to systematically address climate-related risks and opportunities within our investment portfolios.
TCW takes a holistic approach to climate change by examining it within the broader context of sustainability risks and its second-order transmission channels, rather than as an isolated concern. We recognize that climate change is intricately linked to other sustainability factors, including biodiversity, patterns of natural resource access and use, circularity, etc. and has wide ranging socio-economic implications as well as various other interconnected effects. We believe it is essential to evaluate and address these factors and themes in a coordinated manner, and we seek to do so through our proprietary research framework.
Given data scarcity, reporting on climate change adaptation serves as a vital tool in gaining valuable insights into the readiness of a company or a sovereign to confront the physical risks tied to a shifting climate. We continue to give prominence to this aspect in our engagement and active ownership endeavors across our portfolio holdings. This commitment stems from our belief that addressing these climate-related risks not only aligns with responsible stewardship, but also carries the potential for substantial value creation and risk mitigation and helps inform our views on the direction of flows of global capital and labor.
Climate-Related Lobbying
Increasingly, companies have begun providing additional disclosure concerning how they ensure corporate funds are spent in ways consistent with their stated climate policy. There is growing recognition by investors and companies that alignment between stated values on climate and lobbying activity is important. In general, TCW will support proposals requesting more information on a company’s climate-related lobbying.
Corporate Culture, Human Capital and Diversity & Inclusion
We believe human capital management is an area of material importance for most companies. Maintaining a diverse and engaged workforce can help mitigate risks related to low worker productivity, employee turnover and lawsuits based on discrimination or harassment. Given the importance of this issue, we believe management should provide shareholders with adequate information to be able to assess the management of this important business aspect. This is only possible when there is a consistent and robust disclosure in place. We believe diversity among directors, leaders and employees can positively contribute to shareholder value by imbuing a company with a myriad of perspectives that help it to better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom
We will also generally support shareholder proposals asking for improved workforce diversity disclosure, e.g., EEO-1 reporting and gender pay equity reporting.
Human Rights
How human rights principles are applied across a company’s business operations and supply chains is an important part of our research process. Accordingly, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (i.e., highest possibility of supply-chain exposure), and will enhance our engagement with companies and other industry stakeholders, including external data providers to gain insights on the relevance of this factor on specific companies and industries. Consequently, we will generally support proposals requesting enhanced disclosure on a company’s approach to mitigating the risk of human rights violations in their business operations and supply chains, unless this disclosure is seen as duplicative of other efforts by the company.

Additional Information
A description of TCW’s policies and procedures relating to proxy voting and class actions may also be found in each of TCW’s adviser entity’s Part 2A of Form ADV, a copy of which is available to clients upon request to the Proxy Specialist.

NORTHERN TRUST INVESTMENTS, INC.
PROXY VOTING
The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust Investments, Inc. (“NTI”) in its capacity as Subadviser. NTI has adopted its proprietary proxy voting policies (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which NTI has voting discretion. Under the Northern Proxy Voting Policy, shares are to be voted in the best interest of the Funds.
A Proxy Committee (“NTI’s Proxy Committee”), comprised of senior NTI investment and compliance officers, has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. NTI’s Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. NTI has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to NTI’s Proxy Committee in a manner consistent with the Proxy Guidelines. NTI’s Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.
The Proxy Guidelines provide that the Proxy Committee will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Proxy Committee will generally vote in favor of proposals to:
?
•
Repeal existing classified boards and elect directors on an annual basis;

?
•
Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

?
•
Require that poison pill plans be submitted for shareholder ratification;

?
•
Lower supermajority shareholder vote requirements for charter and bylaw amendments;

?
•
Lower supermajority shareholder vote requirements for mergers and other business combinations;

?
•
Increase common share authorizations for a stock split;

?
•
Implement a reverse stock split; and

?
•
Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans.

The Proxy Guidelines take a thoughtful and considered approach to voting on various environmental and social themed issues and will review on a case-by-case basis whether to support shareholder proposals to:
?
•
Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate;

•
Request a report or assessment of the safety of a company’s operations and a company’s products and services and efforts to promote their safe use;

•
Request increased disclosure of a company’s policies and procedures for managing and mitigating risks related to cyber security and data privacy; and

•
Request that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every search the company undertakes.

The Proxy Guidelines also provide that the Proxy Committee will generally vote against proposals to:
•
Elect director nominees that sit on more than four public company boards, or, if the nominee is a CEO, more than two public company boards;

•
Classify the board of directors;

•
Ratify auditors and re-elect incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation;

•
Adopt dual class exchange offers or dual class recapitalizations;

•
Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•
Require a supermajority shareholder vote to approve charter and bylaw amendments;

•
Support “other business” where shareholders do not have the opportunity to review and understand the details of the items to be considered; and

•
Eliminate, direct, or otherwise restrict charitable contributions.

Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals that call on the company to adopt specific policies or practices that go beyond reporting. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Investing Committee (“TRPA ESG Investing Committee” or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

1
This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. For meetings with complex ballot items in certain international markets, research may be consulted from local domestic proxy research providers. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. The guidelines include regional voting guidelines as well as the guidelines for investment strategies with objectives other than purely financial returns, such as Impact and Net Zero. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of  “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for the Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for the Price Funds and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations
Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.
In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a T. Rowe Price Fund is only held by other T. Rowe Price Funds or other accounts for which T. Rowe Price has proxy voting authority, the fund will vote in accordance with its Board’s instruction.

For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
Updated: February 2024

2
The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

T. ROWE PRICE INVESTMENT MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Investment Management, Inc. (“TRPIM”) views proxy voting as integral to its investment management responsibilities. Certain investment advisory clients of TRPIM, including U.S.-registered investment companies which TRPIM serves as investment adviser have delegated to TRPIM certain proxy voting powers. TRPIM seeks to vote all proxies of the securities held in client accounts for which it has proxy voting authority in the best interest of those clients.
Fiduciary Responsibilities and Voting Considerations
TRPIM believes that it has a fiduciary obligation to vote proxies solely in the best interests of its clients. Our intent is to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. One of the primary factors TRPIM considers when determining the desirability of investing in a particular company is the quality and depth of its management. As the management of a portfolio company is responsible for its day-to-day operations, as well as its long-term direction and strategic planning, TRPIM believes that management, subject to the oversight of the relevant board of directors, is typically best suited to make decisions that serve the interests of shareholders. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure.
Our portfolio managers are responsible for making proxy voting decision in their clients’ best interests based on the facts and circumstances applicable to each company and issue. In addition to our own internal research, our investment personnel take into account additional factors when making voting decisions, including: our proxy voting guidelines, the issuer’s public filings, its board recommendations, its track record, country-specific best practices codes and input from external research providers. TRPIM investment personnel do not coordinate with investment personnel of its affiliated investment advisers with respect to proxy voting decisions. TRPIM’s proxy voting decisions are independent.
TRPIM seeks to vote all of its clients’ proxies. In certain circumstances, TRPIM may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. Additionally, TRPIM reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee
The TRPIM Environmental, Social and Governance Investing Committee (“TRPIM ESG Investing Committee” or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. While the Committee sets voting guidelines and serves as a resource for TRPIM portfolio management, it does not have proxy voting authority for any advisory client. Rather, voting authority and responsibility is held by the particular portfolio manager.
Responsible Investment and Governance Team
Our Responsible Investment and Governance team oversees the integration of environmental, social and governance factors into our investment processes across asset classes. This team is responsible for reviewing proxy agendas for all upcoming meetings and making company-specific recommendations, including for matters of an environmental or social nature.
Global Proxy Operations Team
A team of individuals employed by an affiliated entity of TRPIM is responsible for the administrative and operational aspects of the proxy voting process, which is a ministerial process that does not involve the exercise of discretion. This team is subject to policies that prevent the sharing of voting decisions between TRPIM and its affiliated investment advisers.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, TRPIM has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect TRPIM’s issue-by-issue voting guidelines as approved by the TRPIM ESG Investing Committee, ISS maintains and implements custom voting policies for TRPIM’s advisory clients that have given it proxy voting authority.
TRPIM utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to TRPIM through ProxyExchange, an ISS application.
Each day, ISS delivers into TRPIM’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with TRPIM.
Monitoring and Resolving Conflicts of Interest
The TRPIM ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of TRPIM or its affiliates and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our investment advisory clients. Membership on the Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since our voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, the Committee regularly reviews all proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between TRPIM and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the vote.
With respect to personal conflicts of interest, the firm’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations
TRPIM has voting authority for proxies of the holdings of certain investment funds sponsored by an affiliate (the “Price Funds”) that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a Price Fund is only held by other Price Funds or other accounts for which TRPIM or an affiliate has proxy voting authority, the fund will vote in accordance with its Board’s instruction.
For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.
TRPIM Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPIM ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. Many guidelines indicate a “case by case” analysis, reflecting that the facts and circumstances of each issue may vary. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.
Fixed Income Strategies
Proxy voting for our fixed income portfolios is administered by the Global Proxy Operations team using TRPIM’s guidelines as set by the TRPIM ESG Investing Committee. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of  “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Our policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. TRPIM’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for Price Funds and how they may affect proxy voting.
Limitations on Voting Proxies of Banks
TRPIM’s parent holding company, T. Rowe Price Group, Inc. has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, TRPIM and its affiliated investment advisers (collectively, “T. Rowe Price”) to acquire in the aggregate on behalf of their clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price (and thus also TRPIM) use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPIM ESG Investing Committee and the Global Proxy Operations team, perform the following oversight and assurance functions, among others, over TRPIM’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with TRPIM’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of our proxy voting policy and guidelines to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
TRPIM will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

TRPIM retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the TRPIM proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
Updated: February 2024

WELLINGTON MANAGEMENT COMPANY LLP
GLOBAL PROXY POLICY AND PROCEDURES
Introduction
Wellington Management Company LLP (“Welllington Management”) has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy-voting discretion.
The purpose of this document is to outline Wellington Management’s approach to executing proxy voting.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.
Statement of Policy
Wellington Management:
(1)
Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.

(2)
Seeks to vote proxies in the best financial interests of the clients for which we are voting.

(3)
Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.

Responsibility and Oversight
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.
Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.
We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.
Receipt of Proxy If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.

Reconciliation Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.
Proxy Voting Process Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material Conflict of Interest Identification and Resolution Processes Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending. Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share Blocking and Re-Registration. Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 15 September 2023

WELLINGTON MANAGEMENT
2023 Global Proxy Voting Guidelines
WELLINGTON’S PHILOSOPHY
Wellington Management are long-term stewards of clients’ assets and aim to vote proxies for which we have voting authority in the best interest of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders and while written to apply globally, we consider differences in local practice, cultures, and law to make informed decisions.
It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to deviate from the general direction set out below where doing so is judged to represent the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities is to support decisions that we believe will deliver sustainable, competitive investment returns for our clients.
The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.
Stewardship extends to any area that may affect the long-term sustainability of an investment, including the considerations of environmental, social, and governance (ESG) issues. Stewardship can be accomplished through research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos. Please refer to our Engagement Policy for more information on how engagement is conducted at Wellington.
OUR APPROACH TO VOTING
We vote proxies in what we consider to be the best interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s stewardship activities with regards to proxy voting and engagement practices.
Generally, issues which can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such proxy proposals on their merits and take voting action in a manner that best serves the interests of our clients. While manual votes are often resolved by ESG analysts, grounded in their sector and company research, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Consistent with our community-of- boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Robust voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
When voting on shareholder proposals, we consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we may provide clarification via direct engagement.
Please refer to our Global Proxy Policy and Procedures for further background on the process and governance of our voting approach.
Detailed below are the principles which we consider when deciding how to vote.

VOTING GUIDELINES
BOARD COMPOSITION AND ROLE OF DIRECTORS
Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy.
We consider shareholders’ ability to elect directors annually an important right and accordingly, generally support proposals to enable annual director elections and declassify boards.
We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on material issues. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support or have implemented poison pills without shareholder approval.
Time commitments
We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be over-stretched with multiple external directorships. We reserve the right to vote against directors when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own.
We consider the roles of board chair and chair of the audit committee as equivalent to an additional board seat when evaluating the overboarding matrix for non-executives. We may take into consideration that certain directorships, such as Special Purpose Acquisition Companies (SPACs) and investment companies, are usually less demanding.
Directors should also attend at least 75% of scheduled board meetings and we may vote against their re-election unless they disclose a valid reason.
Succession planning and board refreshment
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements.
We expect companies to refresh their board membership every five years and may vote against the chair of the nominating committee for failure to implement. We believe a degree of director turnover allows companies to strengthen board diversity and add new skillsets to the board to enhance their oversight and adapt to evolving strategies.
Boards should offer transparency around their process to evaluate director performance and independence, conducting a rigorous regular evaluation of the board, key committees as well as individual directors, which is responsive to shareholder input. We believe externally facilitated board evaluations may contribute to companies retaining an appropriate mix of skills, experience and diversity on their boards over time.
In certain markets companies are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards perform best when composed of an appropriate combination of executive and non-executive (in particular independent non-executive) directors to challenge and counsel management.
To determine appropriate minimum levels of board independence, we look to prevailing market best practices; two- thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board is less than one-third independent.
In addition to the overall independence at the board level, we also consider the independence of audit, compensation, and nominating committees. Where independence falls short of our expectations, we may withhold approval for non- independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for improved independence.
We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.
Board diversity
We believe boards which reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, diverse boardrooms encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.
We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. We expect for our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the composition of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.
We reserve the right to vote against the re-election of the Nominating/Governance Committee Chair when the board is not meeting local market standards from a diversity perspective or when the gender-diverse representation is below 20% at companies in major indices. Outside of these major indices and absent a market-defined standard, we may vote against the reelection of the Nominating/Governance Committee Chair where no gender-diverse directors are represented on a board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large cap and FTSE 100 companies that failed to appoint at least one director from a minority ethnic group and provide clear and compelling reason why it has been unable to do so. We will continue to engage on ethnic diversity of the board in other markets and may vote against the re-election of directors where we fail to see improvements.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of  “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
We generally support proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
COMPENSATION
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.

In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciation rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
We expect companies to disclose non-executive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best interest. We generally support proposals calling for shareholder ratification of severance arrangements.

Retirement bonuses (Japan)
Misaligned compensation which is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.
Claw-back policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust claw-back provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of claw back policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
SHAREHOLDER RIGHTS
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.
Multiple voting rights
We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders.
We generally prefer that companies dispense with dual-class share structures but we recognize that newly listed companies may benefit from a premium by building in some protection for founders for a limited time after their IPO. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within seven years of going public. We believe such sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes.
Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years.
Proxy access
We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the existing policy is already in-line with market norms.

Special meeting rights
We believe the right to call a special meeting is a shareholder right, and we will generally support such proposals to establish this right at companies that lack this facility. We will generally support proposals lowering thresholds where the current level exceeds 15% and the shareholder proposals calls for a 10%+ threshold, taking into consideration the make-up of the existing shareholder base and the company’s general responsiveness to shareholders. If shareholders are granted the right to call special meetings, we generally do not support written consent.
CAPITAL STRUCTURE AND CAPITAL ALLOCATION
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients.
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital allocation (Japan)
We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/Chair’s record.
Cross-shareholdings (Japan)
Cross-shareholdings reduce management accountability by creating a cushion of cross-over investor support. We may vote against the highest-ranking director up for re-election for companies where management has allocated a significant portion (20% or more) of net assets to cross-shareholdings. When considering this issue, we will take into account a company’s trajectory in reducing cross-shareholdings over time as well as legitimate business reasons given to retain specific shareholdings.
ENVIRONMENTAL TOPICS
We assess portfolio companies’ performance on environmental issues we deem to be material to long-term financial performance and communicate our expectations for best practice.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. Proxy voting is a key tool we use for managing climate risks, as part of our stewardship escalation process.
We expect companies facing material climate risks to have credible transition plans communicated using the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD). Appropriate reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate- related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies where climate plans and disclosures meaningfully lag our expectations for those companies.

Emissions disclosure
We encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions – upstream and downstream – with context and granularity from companies about the most significant Scope 3 sources, enhances our ability to evaluate investment risks and opportunities. We encourage companies to adopt emerging global standards for measurement and disclosure of emissions such as those being developed by the International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.
We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well- defined and attainable. We will generally vote against the re-election of the Chair of MSCI World companies, Climate Action 100+ companies, as well as companies assessed by the Transition Pathway Initiative (TPI) which do not disclose Scope 1 and 2 emissions, have not made a commitment to do so in the next year and where emissions intensity is material. We will expand this expectation to large cap companies in Emerging Markets in 2024.
Net-zero targets
As an outcome of enterprise risk management and strategic planning to reduce the potential financial impacts of climate change, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long- term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net zero emissions by 2050 or sooner. For Climate Action 100+ companies we reserve the right to vote against the company chair where quantitative emission reduction targets have not been defined. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).
We generally support shareholder proposals asking for improved disclosure on climate risk management and we generally support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
Other environmental shareholder proposals
For other environmental proposals covering themes including biodiversity, natural capital, deforestation, water usage, (plastic) packaging as well as palm oil, we take a case-by-case approach and will generally support proposals calling for companies to provide disclosure where this is additive to the company’s existing efforts, the proposed information pertains to a material impact and in our view is of benefit to investors. When voting on any shareholder proposals, we consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue.
SOCIAL TOPICS
Corporate culture, human capital, and diversity, equity, & inclusion
Through engagement we emphasize to management the importance of how they invest in and cultivate their human capital to perpetuate a strong culture. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion. We value transparency and use of key performance indicators.
A well-articulated culture statement and talent attraction, retention and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and assess whether they are implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. One ongoing engagement issue that pertains to human capital management is diversity, equity, and inclusion. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity, equity, and inclusion (DEI) strategy that seeks to improve metrics over time and align management incentives accordingly. We expect companies in the US to publicly disclose their EEO-1 reporting and their strategy to create an inclusive, diverse, and equitable workplace. We see DEI practices as a material input to long-term performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is only possible when there is consistent, robust disclosure in place.
Gender and racial pay equity are important parts of our assessment of a company’s diversity efforts. Pay equity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to eliminate disparities and promote equal opportunities for women and minorities to advance to senior roles.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.
Stakeholders and risk management
In recent years, discourse on opioids, firearms, and sexual harassment has brought the potential for social externalities —the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management, including racial equity audits.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will generally support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Political contributions and lobbying
We generally support proposals asking for board oversight of a company’s political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist. In assessing shareholder proposals focused on lobbying, we also focus on the level of transparency of existing disclosures and whether companies clearly explain how they will respond if policy engagement of trade association membership to which they belong do not align with company policy.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION
AllianceBernstein L.P.
The portfolio managers of the Small Company Value Fund are James W. MacGregor and Erik A. Turenchalk.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based *	Total Assets*
James W. MacGregor
Registered investment companies**	25	$7,455 million	0	$0
Other pooled investment vehicles	46	$2,337 million	0	$0
Other accounts	4,702	$8,821 million	4	$523 million
Erik A. Turenchalk
Registered investment companies**	17	$5,945 million	0	$0
Other pooled investment vehicles	42	$1,906 million	0	$0
Other accounts	49	$4,568 million	2	$347 million

?
*
The information provided is as of September 30, 2024.

**
Does not include the Small Company Value Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Small Company Value Fund.
Conflicts of Interest:
As an investment adviser and fiduciary, AllianceBernstein owes its investment advisory clients a duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage, and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Approach to Handling Conflicts of Interest
When acting as a fiduciary, AllianceBernstein owes its investment advisory clients a duty of loyalty. This includes the duty to address – or at least disclose – conflicts of interest which may exist between different clients, between the firm and clients, or between its employees and clients. Where potential conflicts arise from AllianceBernstein’s fiduciary activities, it takes steps to mitigate, or at least disclose, them. Where AllianceBernstein’s activities do not involve fiduciary obligations – such as the level of client servicing it offers through each client channel – it reserves the right to act in accordance with its business judgment. Conflicts arising from fiduciary activities that AllianceBernstein cannot avoid (or chooses not to avoid) are mitigated through written policies that it believes protect the interests of its clients as a whole. In these cases – which include issues such as personal trading and client entertainment – regulators have generally prescribed detailed rules or principles for investment firms to follow. By complying with these rules and using robust compliance practices, AllianceBernstein believes it addresses these conflicts appropriately. Some potential conflicts are outside the scope of compliance monitoring. Identifying these conflicts requires careful and continuing consideration of the interaction of different products, business lines, operational processes, and incentive structures. These interactions are not static; changes in the firm’s activities can lead to new potential conflicts. Potential conflicts may also arise from new products or services, operational changes, new reporting lines, and market developments.
Conflicts Committee: To assist in this area, AllianceBernstein has appointed a Conflicts Committee, which is chaired by the firm’s Conflicts Officer. The Committee is comprised of compliance directors, firm counsel, and experienced business leaders, who review areas of change and assess the adequacy of controls. The work of AllianceBernstein’s Conflicts Committee is overseen by its Code of Ethics Oversight Committee.
Written Policies and Procedures: AllianceBernstein has an “Approach to Potential Conflicts” disclosure which summarizes the firm’s conflicts management plan. It is meant to provide AllianceBernstein’s employees, clients, and prospective clients with a summary description of the conflicts and potential conflicts it may encounter, and outlines the policies and procedures the firm maintains for managing those conflicts. For a more detailed account of the conflicts and AllianceBernstein’s approaches to handling those conflicts please refer to AllianceBernstein’s Form ADV Part 2A (“the ADV”). Both AllianceBernstein’s ADV and its Code of Ethics are available at www.alliancebernstein.com.
Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy, or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading. Employees must confirm annually that they have disclosed any potential conflicts of interest and that they are in compliance with the requirements associated with the firm’s Policy and Procedures.
Personal securities transactions by an employee of an investment adviser may raise a potential conflict of interest when that employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. AllianceBernstein’s Code of Ethics includes rules that are designed to detect and prevent conflicts of interest when investment professionals and other employees own, buy, or sell securities which may be owned by or bought or sold for clients. The Code of Ethics generally discourages employees from engaging in personal trading in individual securities. Before an employee can engage in a personal securities trade, the Code of Ethics requires that he or she obtain preclearance from AllianceBernstein’s Compliance Department. Employee investments in AllianceBernstein Mutual Funds are subject to preclearance, but investments in other open-ended mutual funds and certain ETFs are exempt from preclearance. Securities purchased by employees must be held for at least 60 days. An employee is allowed to conduct up to twenty (20) securities trades each month. The Code of Ethics requires U.S. employees to maintain accounts at certain designated brokerage firms and requires that all employee personal accounts be disclosed to the firm. Subject to reporting and certain controls, AllianceBernstein allows its employees to hire discretionary investment advisers to manage their personal accounts. The Code of Ethics’s personal trading procedures are administered by the firm’s Legal and Compliance Department. The firm has established a Code of Ethics Oversight Committee, which is responsible for reviewing exceptions to and violations of the Code of Ethics, as well as establishing new or amending rules as necessary. The members of that Committee are some of AllianceBernstein’s most senior personnel.
Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts, and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for AllianceBernstein’s clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities
The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance, and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2024.
Compensation for AllianceBernstein’s investment professionals – portfolio managers, analysts, and traders – is designed to align with AllianceBernstein’s mission and values: generating better investment outcomes for AllianceBernstein’s clients while promoting responsibility and stewardship.
Incentive Compensation Significant Component: Portfolio managers, analysts, and traders receive base compensation, incentive compensation, and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for AllianceBernstein’s portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. AllianceBernstein believes this helps AllianceBernstein’s investment professionals focus appropriately on long-term client objectives and results.
Determined by Both Quantitative and Qualitative Factors: Total compensation for AllianceBernstein’s investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the strategy’s primary benchmark and peers over one-, three-, and five-year periods, with more weight given to longer time periods. AllianceBernstein also assesses the risk pattern of performance, both absolute and relative to peers.
Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and AllianceBernstein’s clients’ success. Because AllianceBernstein deeply believes as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in AllianceBernstein’s investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.
Other aspects of qualitative objectives for AllianceBernstein’s portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.
Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers. Compensation for AllianceBernstein’s research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.
Responsibility-Related Objectives for AllianceBernstein’s Research Analysts: Like AllianceBernstein’s portfolio managers, AllianceBernstein’s fundamental research analysts also have goals related to ESG analysis and integration. For AllianceBernstein’s analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in AllianceBernstein’s ESIGHT platform.
Traders: Traders are critically important to generating results in client accounts. As such, compensation for AllianceBernstein’s traders is highly competitive and heavily incentive-based. AllianceBernstein’s portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading. AlllianceBernstein also incentivizes AllianceBernstein’s fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for AllianceBernstein’s clients.
Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. AllianceBernstein has designed its compensation program to attract and retain the highest-caliber employees while aligning with AllianceBernstein’s firm’s deeply held values of responsibility and stewardship. AllianceBernstein incorporates multiple sources of industry benchmarking data to ensure its compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.

American Century Investment Management, Inc.
The portfolio managers of the Small Company Value Fund are Ryan Cope and Jeff John.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ryan Cope
Registered investment companies**	6	$6,491,855,654	0	$0
Other pooled investment vehicles	2	$875,320,182	0	$0
Other accounts	6	$626,740,348	0	$0
Jeff John
Registered investment companies**	6	$6,491,855,654	0	$0
Other pooled investment vehicles	2	$875,320,182	0	$0
Other accounts	6	$626,740,348	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the Small Company Value Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Small Company Value Fund.
Conflicts of Interest:
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines, and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. American Century’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
Compensation:
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended September 30, 2024, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus which is determined by a combination of factors. One factor is investment performance of funds a portfolio manager manages. For most American Century mutual funds, investment performance is generally measured by a combination of one-, three-, and five-year pre-tax performance relative to various benchmarks (the Russell 2000® Value Index is used for purposes of the Small Company Value Fund) and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. This is the case for Small Company Value Fund. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of the Small Company Value Fund is not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of all American Century products managed according to a particular investment style, such as global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The composite for certain portfolio managers may include multiple disciplines. The performance of American Century ETFs may also be included for certain investment disciplines.
Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three-, and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios.
Portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability or individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Brandywine Global Investment Management, LLC
The portfolio managers of the Diversified Value Fund are Joseph J. Kirby, Henry F. Otto, and Steven M. Tonkovich.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Joseph J. Kirby
Registered investment companies**	6	$5,792 million	0	$0
Other pooled investment vehicles	3	$78 million	0	$0
Other accounts	1	$6 million	0	$0
Henry F. Otto
Registered investment companies**	8	$6,838 million	0	$0
Other pooled investment vehicles	7	$290 million	0	$0
Other accounts	35	$1,001 million	2	$1,300 million
Steven M. Tonkovich
Registered investment companies**	8	$6,838 million	0	$0
Other pooled investment vehicles	7	$290 million	0	$0
Other accounts	35	$1,001 million	2	$1,300 million

?
*
The information provided is as of September 30, 2024.

**
Does not include the Diversified Value Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Diversified Value Fund.
Conflicts of Interest:
Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2024.
All portfolio managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-, three-, and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are considered as part of the individual allocation decision. Finally, investment professionals are eligible for Franklin Templeton stock at the discretion of Franklin Templeton with input from Brandywine Global management. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

Frontier Capital Management Company, LLC
The portfolio managers of the Mid Cap Growth Fund are Ravi Dabas and Christopher J. Scarpa.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ravi Dabas
Registered investment companies**	2	$2.9 billion	1	$1.8 billion
Other pooled investment vehicles	1	$65.0 million	0	$0
Other accounts	7	$102.8 million	0	$0
Christopher J. Scarpa
Registered investment companies**	2	$2.9 billion	1	$1.8 billion
Other pooled investment vehicles	1	$65.0 million	0	$0
Other accounts	7	$102.8 million	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the Mid Cap Growth Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Mid Cap Growth Fund.
Conflicts of Interest:
In connection with its management of clients’ accounts, Frontier is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees) or accounts in which the portfolio manager has a personal investment. In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.
Frontier’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., mid cap growth) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.
Frontier has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts. Investment personnel of Frontier or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with Frontier’s Code of Ethics.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2024.
Frontier’s portfolio manager compensation structure is designed to align the interests of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners at Frontier, which entitles them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management-fee revenues generated from client accounts.

Harris Associates L.P.
The portfolio managers of the Overseas Fund are David G. Herro, Eric Liu, and Michael L. Manelli.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
David G. Herro
Registered investment companies**	12	$26,364,612,901	0	$0
Other pooled investment vehicles	37	$15,398,545,351	4	$853,864,675
Other accounts	19	$2,463,124,815	1	$264,765,007
Eric Liu
Registered investment companies**	10	$24,634,353,816	0	$0
Other pooled investment vehicles	33	$14,850,290,502	4	$853,864,675
Other accounts	15	$2,222,159,191	1	$264,765,007
Michael L. Manelli
Registered investment companies**	8	$23,470,106,958	0	$0
Other pooled investment vehicles	7	$1,462,884,614	0	$0
Other accounts	9	$1,150,584,845	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the Overseas Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Overseas Fund.
Conflicts of Interest:
Actual or apparent conflicts may arise when Harris manages the Fund and has discretionary authority over other accounts. Specifically, actual or apparent conflicts of interest may arise in the allocation of investment opportunities, aggregated orders, and time among the Fund and the other accounts managed by the portfolio managers with different or similar objectives, benchmarks, time horizons, and fee arrangements. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. Portfolio managers may be privy to the size, timing and possible market impact of trades of multiple accounts, which may be detrimental to other accounts managed by Harris, including the Fund. A portfolio manager may execute transactions for another fund or account that may be contrary to a fund’s investments or that may adversely impact the value of a fund’s investments. In the event a portfolio manager identifies a limited investment opportunity that they believe may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict of interest may also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell, or hold securities for all of its client accounts, including the Fund, based on each account’s specific investment objectives, guidelines, restrictions, and circumstances. It is Harris’ policy to allocate investment opportunities to each account, including the Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Fund, will generally participate on a pro rata basis.

Additionally, a conflict of interest might exist in the exercise of Harris’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director), or when one of Harris’ employees has a personal interest in a proxy matter.
Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. Harris seeks to anticipate circumstances that could cause a conflict between Harris and its employees on the one hand and Harris’ clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2024.
Each of the portfolio managers is an employee of Harris. The portfolio managers are compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.
The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ U.S. or international investment group, whether as a portfolio manager, a research analyst, or both.
The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the funds and other accounts managed by the portfolio manager. A portfolio manager’s compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by fund, by other accounts, and by strategy, and is compared to one or more benchmarks, including, but not limited to: S&P 500 Index, S&P Midcap 400® Index, Russell 1000® Value Index, Lipper Balanced Fund Index, 60/40 S&P/Bloomberg (60% S&P 500 Index and 40% Bloomberg Aggregate Bond Index), MSCI World Index, MSCI World ex U.S. Index, MSCI World ex U.S. Small Cap Index, and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is also measured over short- and long-term periods, including one year, three years, five years, ten years, and since a fund’s or an account’s inception or since the portfolio manager has been managing a fund or account, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.
If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are also taken into account in the overall compensation process.

Invesco Advisers, Inc.
The portfolio managers of the Small Cap Growth Equity Fund are Ash Shah and Ronald Zibelli, Jr.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ash Shah
Registered investment companies**	7	$13,449.5 million	0	$0
Other pooled investment vehicles	1	$109.3 million	0	$0
Other accounts	0	$0	0	$0
Ronald Zibelli, Jr.
Registered investment companies**	11	$39,209.4 million	0	$0
Other pooled investment vehicles	5	$1,128.2 million	0	$0
Other accounts	27***	$3.1 million	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the Small Cap Growth Equity Fund.

?
***
These are accounts of individual investors for which Invesco Advisers provides investment advice. Invesco Advisers offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Small Cap Growth Equity Fund.
Conflicts of Interest:
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other funds and/or accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco Advisers has adopted procedures for allocating portfolio transactions across multiple accounts.

•
Invesco Advisers determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain funds and/or accounts (such as mutual funds for which Invesco Advisers or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund and/or account in a particular security may be placed separately from, rather than aggregated with, other funds and/or accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.
?
•
The appearance of a conflict of interest may arise where Invesco Advisers has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

?
•
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing fund and an affiliated underlying fund in which the investing fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying fund, potentially for a prolonged period of time, which may adversely affect the investing fund.

Invesco Advisers has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2024.
Invesco Advisers seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity, and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco Advisers evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
Base Salary
Each portfolio manager is paid a base salary. In setting the base salary, Invesco Advisers’ intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
Annual Bonus
The portfolio managers are eligible, along with other employees of Invesco Advisers, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management, and teamwork).
Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1
Sub-Adviser	Performance time period 1
Invesco Advisers 2	One-, Three-, and Five-year performance against fund peer group.

1
Rolling time periods based on calendar year-end.

2
Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
Deferred/Long Term Compensation.   Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual fund deferral awards or long-term equity awards. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both fund deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements.   Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Loomis, Sayles & Company, L.P.
The portfolio manager of the Blue Chip Growth Fund is Aziz V. Hamzaogullari.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Aziz V. Hamzaogullari
Registered investment companies**	29	$28,099,915,331	0	$0
Other pooled investment vehicles	21	$17,044,443,859	3	$442,141,583
Other accounts	139	$37,535,870,530	1	$345,134,381

?
*
The information provided is as of September 30, 2024.

**
Does not include the Blue Chip Growth Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio manager did not own any shares of the Blue Chip Growth Fund.
Conflicts of Interest:
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund(s) and other accounts managed by the portfolio manager. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies, and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund(s) and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund(s). Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis Sayles strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds, and affiliated accounts) based on each account’s investment objective, investment guidelines, and restrictions, the availability of other comparable investment opportunities, and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Allocation and Aggregation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund(s), or sells a stock for some accounts while buying the stock for others, and through the use of  “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Compensation:
The discussion below describes the portfolio manager’s compensation as of September 30, 2024.
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in a long-term incentive plan (with an annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period, and one third for the ten-year period. He also receives performance based compensation as portfolio manager for a private investment fund. Loomis Sayles’ senior management reviews the components annually.

In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

Massachusetts Financial Services Company
The portfolio managers of the Overseas Fund are Filipe Benzinho and Daniel Ling.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Filipe Benzinho
Registered investment companies**	6	$26 billion	0	$0
Other pooled investment vehicles	6	$10 billion	0	$0
Other accounts	28	$8 billion	0	$0
Daniel Ling
Registered investment companies**	6	$26 billion	0	$0
Other pooled investment vehicles	6	$10 billion	0	$0
Other accounts	28	$8 billion	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the Overseas Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Overseas Fund.
Conflicts of Interest:
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a fund and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for a fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest). MFS’ trade allocation policies could have a detrimental effect on a fund if the fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a fund’s investments. Investments selected for funds or accounts other than a particular fund may outperform investments selected for that fund.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to a fund.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than a fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers, and/or its directors own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Compensation:
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of September 30, 2024, portfolio manager total cash compensation is a combination of base salary and performance bonus:
•
Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•
Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund/strategy and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indexes (“benchmarks”). As of September 30, 2024, the following benchmarks were used to measure the following portfolio managers’ performance for the Overseas Fund:
Portfolio Manager	Benchmark(s)
Filipe Benzinho	MSCI EAFE Index (net div)
Daniel Ling	MSCI EAFE Index (net div)
Benchmarks may include versions and components of indexes, custom indexes, and linked indexes that combine performance of different indexes for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.
MFS Equity Plan — Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Metropolitan West Asset Management, LLC
The portfolio managers of the Total Return Bond Fund are Jerry Cudzil, Ruben Hovhannisyan, and Bryan T. Whalen.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jerry Cudzil
Registered investment companies**	24	$78,062.4 million	0	$0
Other pooled investment vehicles	36	$23,543.5 million	10	$3,928.3 million
Other accounts	180	$52,794.5 million	5	$3,205.8 million
Ruben Hovhannisyan
Registered investment companies**	27	$77,848.0 million	0	$0
Other pooled investment vehicles	19	$17,050.2 million	1	$255.1 million
Other accounts	164	$47,827.4 million	5	$3,205.8 million
Bryan T. Whalen
Registered investment companies**	27	$79,622.0 million	0	$0
Other pooled investment vehicles	32	$19,382.3 million	4	$468.4 million
Other accounts	211	$65,564.6 million	10	$7,048.9 million

?
*
The information provided is as of September 30, 2024.

**
Does not include the Total Return Bond Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Total Return Bond Fund.
Conflicts of Interest:
As a member of The TCW Group, Inc. (“TCW”), MetWest is subject to TCW’s policies and controls. TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, the maintenance of a conflicts of interest matrix, reporting and pre-clearance of personal trading, and oversight by various committees. On an annual basis TCW reviews its conflicts of interests across its products and businesses, and may update and add specific conflicts of interest pertaining to new products, regulatory priorities, market events, etc. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities), and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report, and Annual Certificate of Compliance).
In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality, and whistleblower provisions.
Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.
When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted policies and procedures around portfolio management and trading and brokerage to address most of these potential conflicts. In addition, TCW has created various committees to review trading and brokerage, the allocation of investment opportunities, performance dispersion, allocation dispersion, cross trades, performance fees, and address other issues generally associated with side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis.
The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks, and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.
Compensation:
Since MetWest is a subsidiary of TCW, MetWest’s investment professionals are compensated under the TCW compensation structure as detailed below. The discussion below describes the portfolio managers’ compensation as of September 30, 2024.
The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus, and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.
Salary.   Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.
Fee sharing.   Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.
In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a fund as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.
Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the funds.
Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.
Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan, and 2013 Equity Unit Incentive Plan.
Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.
Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.
Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre-and post-tax compensation to the plan for investment on a tax-deferred basis.

Northern Trust Investments, Inc.
The portfolio managers of the S&P 500 Index Fund are Christopher J. Jaeger and Lucy A. Johnston.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Christopher J. Jaeger
Registered investment companies**	8	$21,879,502,484	0	$0
Other pooled investment vehicles	6	$42,631,068,031	0	$0
Other accounts	14	$14,405,485,263	0	$0
Lucy A. Johnston
Registered investment companies**	1	$2,120,266,765	0	$0
Other pooled investment vehicles	5	$102,231,557,811	0	$0
Other accounts	16	$10,855,490,991	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the S&P 500 Index Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the S&P 500 Index Fund.
Conflicts of Interest:
NTI’s portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2024.
The compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual cash incentive award is not based on performance of the Fund(s) or the amount of assets held in the Fund(s). Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

T. Rowe Price Associates, Inc.
T. Rowe Price Hong Kong Limited
T. Rowe Price International Ltd
T. Rowe Price Investment Management, Inc.
T. Rowe Price Singapore Private Ltd.
The portfolio manager of the Equity Opportunities Fund is John D. Linehan.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
John D. Linehan
Registered investment companies**	15	$38,069,491,344	0	$0
Other pooled investment vehicles	32	$27,153,831,742	0	$0
Other accounts	10	$2,915,282,881	0	$0

?
*
The information provided is as of September 30, 2024.

?
**
Does not include the Equity Opportunities Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio manager did not own any shares of the Equity Opportunities Fund.
The portfolio manager of the Blue Chip Growth Fund is Paul D. Greene II.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Paul D. Greene II
Registered investment companies**	8	$77,415,650,503	0	$0
Other pooled investment vehicles	25	$27,511,662,116	0	$0
Other accounts	2	$1,460,969,410	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the Blue Chip Growth Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio manager did not own any shares of the Blue Chip Growth Fund.
The portfolio managers of the Mid Cap Growth Fund are Brian W.H. Berghuis, Donald J. Easley, and Ashley R. Woodruff.

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brian W.H. Berghuis
Registered investment companies**	8	$46,181,629,803	0	$0
Other pooled investment vehicles	6	$13,239,053,908	0	$0
Other accounts	3	$739,355,916	0	$0
Donald J. Easley
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Ashley R. Woodruff
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the Mid Cap Growth Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Mid Cap Growth Fund.
The portfolio managers of the MM Select T. Rowe Price International Equity Fund are Elias Chrysostomou, Richard N. Clattenburg, Colin McQueen, Eric Moffett, and Ernest C. Yeung.

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Elias Chrysostomou
Registered investment companies**	9	$33,804,880,106	0	$0
Other pooled investment vehicles	4	$21,615,784,512	0	$0
Other accounts	4	$1,738,155,999	0	$0
Richard N. Clattenburg
Registered investment companies**	3	$16,070,321,773	0	$0
Other pooled investment vehicles	3	$14,918,888,737	0	$0
Other accounts	1	$107,270	0	$0
Colin McQueen
Registered investment companies**	2	$12,841,812,683	0	$0
Other pooled investment vehicles	1	$15,465,748,686	0	$0
Other accounts	1	$108,390	0	$0
Eric Moffett
Registered investment companies**	4	$6,512,099,245	0	$0
Other pooled investment vehicles	4	$6,806,910,501	0	$0
Other accounts	1	$255,078,700	0	$0
Ernest C. Yeung
Registered investment companies**	2	$5,091,387,894	0	$0
Other pooled investment vehicles	5	$6,997,735,587	0	$0
Other accounts	0	$0	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the MM Select T. Rowe Price International Equity Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the MM Select T. Rowe Price International Equity Fund.
Conflicts of Interest:
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. Investments made by a fund and the results achieved by a fund at any given time are not expected to be the same as those made by other funds for which T. Rowe Price acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay

Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in T. Rowe Price’s use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments, or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities, or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. Additional potential conflicts may be inherent in T. Rowe Price or its affiliates’ use of multiple strategies. Regulatory requirements may prohibit T. Rowe Price or its affiliates from investing in certain companies on behalf of some of their clients, including the T. Rowe Price funds, while at the same time not prohibiting T. Rowe Price or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. T. Rowe Price or its affiliates’ ability to negotiate certain rights, remedies, or take other actions on behalf of the T. Rowe Price funds with respect to an investment also may be limited in situations in which an affiliate of the T. Rowe Price funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of T. Rowe Price or its affiliates, on the one hand, and one or more T. Rowe Price funds, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. T. Rowe Price or its affiliates may pursue rights, provide advice, or engage in other activities, or refrain from pursuing rights, providing advice, or engaging in other activities, on behalf of themselves or one or more clients other than the T. Rowe Price funds with respect to an issuer in which a T. Rowe Price fund has invested, and such actions (or refraining from action) may have a material adverse effect on such T. Rowe Price fund. In addition, as a result of regulatory requirements or otherwise, in situations in which T. Rowe Price clients hold positions in multiple parts of the capital structure of an issuer, T. Rowe Price or its affiliates may not pursue certain actions that may otherwise be available. T. Rowe Price and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, T. Rowe Price may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams, or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of T. Rowe Price or its affiliates’ clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a T. Rowe Price fund could sustain losses during periods in which T. Rowe Price or its affiliates and other clients of T. Rowe Price or its affiliates achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.

Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2024.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Australia Limited, T. Rowe Price Hong Kong, T. Rowe Price International, T. Rowe Price Japan, Inc., T. Rowe Price Investment Management, and T. Rowe Price Singapore, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to T. Rowe Price’s clients, the firm, or T. Rowe Price’s culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group, and certain vice presidents of T. Rowe Price Group receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Wellington Management Company LLP
The portfolio managers of the Equity Opportunities Fund are Peter C. Fisher and Donald J. Kilbride. Mr. Kilbride is expected to retire from Wellington Management on December 31, 2025.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Peter C. Fisher
Registered investment companies**	8	$65,105,879,098	2	$55,178,797,707
Other pooled investment vehicles	5	$492,354,491	1	$82,205,674
Other accounts	15	$2,320,439,792	2	$363,040,649
Donald J. Kilbride
Registered investment companies**	7	$5,564,938,728	1	$846,294,000
Other pooled investment vehicles	8	$1,004,316,473	3	$635,629,004
Other accounts	10	$1,257,332,425	3	$792,750,728

?
*
The information provided is as of September 30, 2024.

?
**
Does not include the Equity Opportunities Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Equity Opportunities Fund.
The portfolio managers of the Small Cap Growth Equity Fund are Daniel J. Fitzpatrick and Ranjit Ramachandran.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Daniel J. Fitzpatrick
Registered investment companies**	2	$9,090,137,058	1	$9,011,212,791
Other pooled investment vehicles	5	$1,003,344,532	0	$0
Other accounts	7	$3,206,925,407	1	$32,209,506
Ranjit Ramachandran
Registered investment companies**	6	$1,595,877,032	0	$0
Other pooled investment vehicles	5	$2,101,155,078	0	$0
Other accounts	3	$2,316,679,001	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the Small Cap Growth Equity Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Small Cap Growth Equity Fund.

Conflicts of Interest:
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to that of the relevant Fund.
The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Fisher, Fitzpatrick, and Kilbride also manage accounts, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with Wellington Management’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation:
Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and MML Advisers on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended September 30, 2024.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Investment Professional is determined by the

Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Fisher, Fitzpatrick, and Kilbride are Partners.
Fund	Benchmark and/or Peer Group
Equity Opportunities Fund	Russell 1000 Index
Small Cap Growth Equity Fund (portfolio managed by Mr. Fitzpatrick)	Russell 2000 Index
Small Cap Growth Equity Fund (portfolio managed by Mr. Ramachandran)	Russell 2000 Growth Index
SELMSAI-25-00

APPENDIX B

STATEMENT OF ADDITIONAL INFORMATION OF MASSMUTUAL PREMIER FUNDS

MASSMUTUAL FUNDS
MassMutual Inflation-Protected and Income Fund
MassMutual Core Bond Fund
MassMutual Diversified Bond Fund
MassMutual International Equity Fund
Supplement dated April 25, 2025 to the
Statement of Additional Information dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.
Effective April 25, 2025, the following information replaces similar information for the MassMutual Inflation-Protected and Income Fund found on page B-149 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of the Inflation-Protected and Income Fund are Tom Duski and Rishi Kapur.
Effective April 25, 2025, the following information supplements the information found on page B-149 for the MassMutual Inflation-Protected and Income Fund under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Tom Duski
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	8	$982 million	0	$0
* The information provided is as of December 31, 2024.
** Does not include the Inflation-Protected and Income Fund.
Ownership of Securities:
As of December 31, 2024, Mr. Duski did not own any shares of the Inflation-Protected and Income Fund.
Effective April 25, 2025, the information found on page B-149 for Douglas Trevallion, II for the MassMutual Inflation-Protected and Income Fund under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information is hereby removed.
Effective April 25, 2025, the following information replaces similar information for the MassMutual Core Bond Fund found on page B-150 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of the Core Bond Fund are Stephen Ehrenberg, Rishi Kapur, and Charles Sanford.
Effective April 25, 2025, the information found on page B-150 for Douglas Trevallion, II for the MassMutual Core Bond Fund under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information is hereby removed.
Effective April 25, 2025, the following information replaces similar information for the MassMutual Diversified Bond Fund found on page B-150 in the section titled Appendix C — Additional Portfolio Manager Information:

The portfolio managers of the Diversified Bond Fund are Stephen Ehrenberg, Rishi Kapur, and Charles Sanford.
Effective April 25, 2025, the information found on page B-151 for Douglas Trevallion, II for the MassMutual Diversified Bond Fund under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information is hereby removed.
Effective July 1, 2025, the following information replaces similar information for the MassMutual International Equity Fund found on page B-158 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of the International Equity Fund are Brandon H. Harrell and Stedman D. Oakey.
Effective July 1, 2025, the following information supplements the information for the MassMutual International Equity Fund found on page B-158 under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Stedman D. Oakey
Registered investment companies**	1	$752.6 million	0	$0
Other pooled investment vehicles	2	$587.8 million	0	$0
Other accounts	4	$582.5 million	0	$0
* The information provided is as of December 31, 2024.
** Does not include the International Equity Fund.
Ownership of Securities:
As of December 31, 2024, Mr. Oakey did not own any shares of the International Equity Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
PREMSAI-25-01

MASSMUTUAL PREMIER FUNDS
1295 STATE STREET
SPRINGFIELD, MASSACHUSETTS 01111-0001
STATEMENT OF ADDITIONAL INFORMATION
THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUNDS’ PROSPECTUS DATED FEBRUARY 1, 2025, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FUNDS’ AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2024 FROM THE FUNDS’ FORM N-CSR FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2024. THE FUNDS’ PROSPECTUS, SHAREHOLDER REPORTS, AND FINANCIAL STATEMENTS AND OTHER INFORMATION ARE AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-888-309-3539, BY SENDING AN EMAIL REQUEST TO FUNDINFO@MASSMUTUAL.COM, OR BY VISITING MASSMUTUAL’S WEBSITE AT HTTPS://WWW.MASSMUTUAL.COM/PRODUCT-PERFORMANCE/MUTUAL-FUNDS OR THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.
This SAI relates to the following Funds:
Fund Name	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
MassMutual U.S. Government Money Market Fund		MKSXX
MassMutual Inflation- Protected and Income Fund	MIPZX	MIPSX	MIPYX	MIPLX	MIPRX	MPSAX	MIPNX	MMODX
MassMutual Core Bond Fund	MCZZX	MCBDX	MCBYX	MCBLX	MCZRX	MMCBX	MCBNX	MMNWX
MassMutual Diversified Bond Fund	MDBZX	MDBSX	MDBYX	MDBLX	MDBFX	MDVAX	MDBNX	MMOBX
MassMutual Balanced Fund	MBBIX	MBLDX	MBAYX	MMBLX	MBBRX	MMBDX	MMBRX	MMNVX
MassMutual Disciplined Growth Fund	MPDIX	MPGSX	DEIGX	MPGLX	MPDGX	MPGAX	MPDRX	MMNYX
MassMutual Small Cap Opportunities Fund	MSOOX	MSCDX	MSVYX	MSCLX	MOORX	DLBMX	MCCRX	MMOGX
MassMutual Global Fund	MGFZX	MGFSX	MGFYX	MGFLX	MGFRX	MGFAX	MGFNX	MMOCX
MassMutual International Equity Fund	MIZIX	MIEDX	MYIEX	MIELX	MEIRX	MMIAX	MEERX	MMOEX
No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
Dated February 1, 2025

GENERAL INFORMATION
MassMutual Premier Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following eight diversified series of the Trust: (1) MassMutual U.S. Government Money Market Fund (“U.S. Government Money Market Fund”), (2) MassMutual Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”), (3) MassMutual Core Bond Fund (“Core Bond Fund”), (4) MassMutual Diversified Bond Fund (“Diversified Bond Fund”), (5) MassMutual Balanced Fund (“Balanced Fund”), (6) MassMutual Small Cap Opportunities Fund (“Small Cap Opportunities Fund”), (7) MassMutual Global Fund (“Global Fund”), and (8) MassMutual International Equity Fund (“International Equity Fund”); and one non-diversified series of the Trust: MassMutual Disciplined Growth Fund (“Disciplined Growth Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 11 separate series. Each series has its own investment objective and policies and is designed to meet different investment needs. Additional series may be created by the Trustees from time-to-time.
The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time (the “Declaration of Trust”). MML Investment Advisers, LLC (“MML Advisers”) is responsible for providing investment advisory, management, and administrative services for the Funds pursuant to investment management and administrative and shareholder services agreements. MML Advisers has entered into investment subadvisory agreements pursuant to which Barings LLC (“Barings”), an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), manages the investment of the assets of the U.S. Government Money Market Fund, Inflation-Protected and Income Fund, Core Bond Fund, and Diversified Bond Fund; Invesco Advisers, Inc. (“Invesco Advisers”) manages the investment of the assets of the Balanced Fund, Small Cap Opportunities Fund, and Global Fund; Thompson, Siegel & Walmsley LLC (“TSW”) manages the investment of a portion of the assets of the International Equity Fund; and Wellington Management Company LLP (“Wellington Management”) manages the investment of the assets of the Disciplined Growth Fund and a portion of the assets of the International Equity Fund. In addition, Baring International Investment Limited (“BIIL”) serves as a sub-subadviser for the Inflation-Protected and Income Fund, Core Bond Fund, and Diversified Bond Fund and Invesco Capital Management LLC (“ICM”) serves as sub-subadviser for the Balanced Fund. MML Advisers, Barings, BIIL, ICM, Invesco Advisers, TSW, and Wellington Management are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers. References in this SAI to a Fund’s subadviser may include any sub-subadvisers as applicable.
ADDITIONAL INVESTMENT POLICIES
Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of  (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.
Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to Appendix A.
U.S. Government Money Market Fund
For so long as the U.S. Government Money Market Fund values its portfolio instruments on the basis of amortized cost (see “Valuation of Portfolio Securities”), its investments are subject to portfolio maturity, portfolio quality, and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. The U.S. Government Money Market Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, generally must purchase instruments having remaining maturities of thirteen months (generally 397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.

The high quality debt instruments in which the U.S. Government Money Market Fund invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. An investment in the U.S. Government Money Market Fund is not without risk. If the U.S. Government Money Market Fund disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. The U.S. Government Money Market Fund will reassess whether a particular security presents minimal credit risks in certain circumstances.
Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. Also, the Fund’s investment adviser and subadviser believe that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities that are not available to those who invest smaller sums less frequently. Certain of the U.S. Government Money Market Fund’s investment restrictions limit the percentage of the Fund’s assets that may be invested in certain industries or in securities of any issuer. Accordingly, if the Fund has relatively small net assets and net cash flow from sales and redemptions of shares, the Fund may be unable to invest in money market instruments paying the highest yield available at a particular time.
Balanced Fund
Disclaimer. The “Invesco US Large Cap Total Balanced Multi-Factor ESG Index” and “Invesco Indexing” are the property of Invesco Indexing LLC and have been licensed for use by ICM.
The shares (“Shares”) of the Balanced Fund (the “Product”) are not sponsored, endorsed, sold or promoted by Invesco Indexing LLC (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Invesco US Large Cap Total Balanced Multi-Factor ESG Index to track general stock market performance. Licensor is an affiliate of ICM and Invesco Advisers and its relationship to ICM and Invesco Advisers includes the licensing of certain trademarks and trade names of Licensor and of the Invesco US Large Cap Total Balanced Multi-Factor ESG Index which is determined, composed and calculated by Licensor without regard to ICM, Invesco Advisers, the Product or the Shares. Licensor has no obligation to take the needs of the Licensee or the owners of the Shares into consideration in determining, composing or calculating the Invesco US Large Cap Total Balanced Multi-Factor ESG Index. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Shares.
Licensor does not guarantee the accuracy and/or the completeness of the Invesco US Large Cap Total Balanced Multi-Factor ESG Index and/or any data included therein. Licensor makes no warranty, express or implied, as to results to be obtained by ICM, Invesco Advisers, the Product or any owner of the Shares, or any other person or entity from the use of the Invesco US Large Cap Total Balanced Multi-Factor ESG Index or any data included therein in connection with the rights licensed hereunder or for any other use.
Licensor makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Invesco US Large Cap Total Balanced Multi-Factor ESG Index or any data included therein. Without limiting any of the foregoing, in no event shall Licensor have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Asset-Based Securities
A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.
Precious Metal-Related Securities.   A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.
Bank Capital Securities
A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization, or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.
Bank Loans
A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.
A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.
Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.
Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.
The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.
Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.
Below Investment Grade Debt Securities
A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)
Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value (“NAV”).
Issuers of below investment grade debt securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield bonds, which may result in further risk of illiquidity and volatility with respect to high yield bonds held by a Fund, and this trend may continue in the future. Furthermore, high yield bonds held by a Fund may not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless so registered, a Fund will not be able to sell such high yield bonds except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default by an issuer of below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention or ability to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Borrowings
A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.
Cash and Short-Term Debt Securities
Money Market Instruments Generally.   The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

Recent Money Market Regulatory Reforms.   Changes in government regulations may adversely affect the value of a security held by a Fund. The SEC has adopted amendments to money market fund regulation that permit a money market fund to impose discretionary liquidity fees, increase the fund’s daily and weekly liquid asset minimum requirements, and eliminate the ability of the fund to temporarily suspend redemptions due to declines in such fund’s weekly liquid assets, among other changes. As of the date of this SAI, the Board has elected not to subject any applicable Fund to such discretionary liquidity fees. These changes may result in reduced yields for money market funds, including funds that may invest in other money market funds. The SEC or other regulators may adopt additional money market fund reforms, which may impact the structure and operation or performance of a Fund.
Bank Obligations.   The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.
The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.
Cash, Short-Term Instruments, and Temporary Investments.   The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).
Commercial Paper and Short-Term Corporate Debt Instruments.   The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Letters of Credit.   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.
Commodities
A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, changes in the costs of discovering, developing, refining, transporting, and storing commodities, the success of commodity exploration projects, temporary or long-term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity, international or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular region, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, epidemics, war, trade embargoes, energy conservation, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Exposure to commodities can cause the NAV of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by the investment adviser or subadviser. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment, and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. A Fund’s investments in commodities or commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes, and can bear on the Fund’s ability to qualify as such.
Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Concentration Policy
For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.
Convertible Securities
The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Cyber Security and Technology
With the increased use of technologies such as mobile devices and web-based or “cloud” applications, and the dependence on the Internet and computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, ransomware attacks, social engineering attempts (such as business email compromise attacks), and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. There are inherent limitations in business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes, and controls, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Funds’ investment adviser does not control the cyber security plans and technology systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption, and telephone call-backs, may have an adverse impact on an investment in a Fund. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. As a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cyber-attacks, particularly those from nation-states or from entities with nation-state backing.
Debtor-in-Possession Financings
The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.

Derivatives
General.   Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.
A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect or benefit a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
A Fund is subject to the credit risk of its counterparty to derivative transactions (including repurchase and reverse repurchase agreements) and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a transaction. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).
A Fund may enter into cleared derivatives transactions and/or exchange-traded futures contracts. When a Fund enters into a cleared derivative transaction and/or an exchange-traded futures contract, it is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position. The clearing member or the clearinghouse could also fail to perform its obligations, causing losses to the Fund. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses and clearing members. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing member is required to maintain customers’ assets in omnibus accounts for all of its customers segregated from the clearing member’s proprietary assets. If, for example, a clearing member fails to segregate customer assets, is unable to satisfy a substantial deficit in a customer account, or in the event of fraud or misappropriation of customer assets by a clearing member, clearing member customers may be subject to risk of loss of their funds in the event of that clearing member’s bankruptcy. A Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers. It is not entirely clear how an insolvency proceeding of a clearinghouse, or the clearing member through which the Fund holds its positions at a clearinghouse, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearinghouse or clearing member would have on the financial system more generally.
U.S. and non-U.S. legislative and governmental authorities, various exchanges, and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. Such legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, and may cause uncertainty in the markets for a variety of derivative instruments. It is also possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. For example, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of Rule 18f-4 remains unclear. Rule 18f-4, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. Limited derivatives users (as determined by Rule 18f-4), however, are not subject to the full requirements under the rule. Legislative and regulatory measures like this and others are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted.
The CFTC, certain foreign regulators, and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC-set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment adviser or subadviser may be aggregated for this purpose. Therefore, the trading decisions of the investment adviser or subadviser may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the performance of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.
No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.
Foreign Currency Exchange Transactions
A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.
A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.
A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.
The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.
Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.
Currency Forward and Futures Contracts.   A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.
Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between counterparties, exposing a Fund to credit risk with respect to its counterparty, whereas foreign currency futures contracts are traded on regulated exchanges. Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position as well as the risk that the clearing member or the clearinghouse could also fail to perform its obligations.
At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the contract is a non-deliverable or cash-settled contract, settle the contract on a net basis) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearinghouse associated with the exchange assumes responsibility for closing out such contracts.
Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that an active market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.

Foreign Currency Options.   Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although certain options on foreign currencies may be listed on several exchanges. Although such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.
The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.
Foreign Currency Conversion.   Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Foreign Currency Swap Agreements.   A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)
Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.
Financial Futures Contracts
A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).
A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price.
A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.
Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures.
There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid market for it.
The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid market. Futures are subject to the creditworthiness of the clearing members (i.e., futures commission merchants) and clearing organizations involved in the transactions.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction offsets the obligation to make or take delivery. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

The investment adviser has claimed with respect to each Fund an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. For the investment adviser to be eligible to claim such an exclusion, a Fund may only use futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes” (as defined by the CFTC), or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts, as provided by CFTC Rule 4.5. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable with respect to a Fund, additional requirements, including CFTC and National Futures Association (“NFA”)-mandated disclosure, reporting, and recordkeeping obligations, would apply with respect to that Fund. Compliance with the CFTC’s regulatory requirements and NFA rules could increase Fund expenses and potentially adversely affect a Fund’s total return.
Margin Payments.   When a Fund purchases or sells a financial futures contract, it is required to deposit with the clearing member an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.
Subsequent payments to and from the clearing member occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the clearing member a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The clearing member then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.
When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.
Options on Financial Futures Contracts.   A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option or only at expiration of the option, depending on the option’s terms. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to or on the exercise date suffer a loss of the premium paid.
Options on Swaps.   Options on swaps (“swaptions”) are similar to options on securities except that they are traded over-the-counter (i.e., not on an exchange) and the premium paid or received is to buy or grant the right to enter into a previously agreed upon swap transaction, such as an interest rate or credit default contract. Forward premium swaption contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the swaption contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract.
Special Risks of Transactions in Financial Futures Contracts and Related Options.   Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and the Fund may realize a loss on the option greater than the premium the Fund initially received for writing the option. In addition, a Fund’s ability to close out an option it has written by entering into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.
If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

Liquidity Risks.   Positions in financial futures contracts may be closed out only on the exchange on which such contract is listed. Although the Funds intend to purchase or sell financial futures contracts for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.
Hedging Risks.   There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.
Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.
Other Risks.   A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Swap Agreements and Options on Swap Agreements
A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.
A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.
A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.
Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
When a Fund enters into swap agreements, it is subject to the credit risk of its counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the agreement. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under a swap agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Options, Rights, and Warrants
A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.
Call Options.   A Fund may write call options on portfolio securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.
A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.
In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.
In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Put Options.   A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.
By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
Purchasing Put and Call Options.   A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.
A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.
Options on Foreign Securities.   A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
Options on Securities Indexes.   A Fund may write or purchase options on securities indexes, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).
In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
A Fund may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes which it has purchased. A Fund may also allow such options to expire unexercised.
Risks Involved in the Sale of Options.   The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.
Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-Counter Options.   A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.
Rights and Warrants to Purchase Securities; Index Warrants; International.   A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.
A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indexes (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.
A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indexes. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.
A Fund may make indirect investments in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer term than typical options.

These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.
There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.
Equity-Linked Notes
An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.
Hybrid Instruments
Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.
A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indexes (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.
The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.
When a Fund invests in a hybrid instrument, it also takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.
Structured Investments
A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.
Commodity-Linked “Structured” Securities.   Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.

Credit-Linked Securities.   Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.
Event-Linked Securities.   Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Structured Hybrid Instruments.   Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.
The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.
A Fund’s investment in structured products may be subject to limits under applicable law.
When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions
A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.
Recently effective Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. It is not clear the full impact the rules will have on the Funds.
Distressed Securities
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings, Inc. (“Fitch”)) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.
Distressed Securities are subject to greater credit and liquidity risks than other types of loans. Reduced liquidity can affect the values of Distressed Securities, make their valuation and sale more difficult, and result in greater volatility. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:
•
Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•
A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•
The court might discharge the amount of the loan that exceeds the value of the collateral.

•
The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.
Dollar Roll Transactions
A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.
In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.
Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.
Environmental, Social, and Governance Considerations
With respect to certain Funds, certain environmental, social, and governance (“ESG”) factors, either quantitative or qualitative, may be considered by a Fund’s subadviser(s) in making investment decisions for the Fund as part of the investment process to implement the Fund’s investment strategy in pursuit of its investment objective. For these Funds, ESG factors are only one of many considerations that a subadviser may evaluate for any potential issuer or investment. The extent to which any ESG factors will affect a subadviser’s decision to invest in an issuer, if at all, will vary and depend on the analysis and judgment of the subadviser. The incorporation of ESG factors may not work as the subadviser intended.
A Fund’s portfolio will not be solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. The incorporation of ESG factors into a Fund’s investment process does not mean that every investment or potential investment undergoes an ESG review, and a Fund’s investment adviser or subadviser may not consider or identify every ESG factor for every investment the Fund makes, particularly, for example, in cases where ESG-related data for a potential investment is unavailable.
ESG considerations may affect a Fund’s exposure to certain issuers, industries, sectors, and factors that may impact the performance of a Fund. A Fund may forgo some market opportunities available to other funds that do not use these considerations, and an adviser or subadviser’s consideration of ESG factors may also impact a Fund’s performance relative to similar funds that do not consider ESG factors. A Fund may underperform other funds that do not assess an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors. There is no guarantee that the evaluation of ESG considerations will be additive to a Fund’s performance.
Investors and other funds may differ in their views of what constitutes positive or negative ESG factors. As a result, a Fund may invest in issuers that do not reflect the ESG-related beliefs and values of any particular investor and that would not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used in the evaluation. ESG factors are expected to evolve over time, and one or more factors may not be relevant or material with respect to all issuers that are eligible for investment. In considering ESG factors, an adviser or subadviser may rely on proprietary research as well as third-party research, and such research may be incorrect, based on incomplete or inaccurate information, not sufficiently available, or subjective in nature, and thus could negatively affect the Fund’s performance. Complete ESG-related information or data may not be available for many issuers.
Exchange Traded Notes (ETNs)
ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.
The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.

A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.
Financial Services Companies
A Fund may invest in financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies. Events leading to limited liquidity, defaults, non-performance, or other adverse developments that affect the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of a Fund’s investments. Should such events occur, the U.S. Government may take measures to stabilize the financial system; however, uncertainty and liquidity concerns in the broader financial services industry may remain. Additionally, should there be additional systemic pressure on the financial system and capital markets, there can be no assurances of the response of any government or regulator, and any response may not be as favorable to industry participants as the measures currently being pursued. In addition, highly publicized issues related to the U.S. and global capital markets in the past have led to significant and widespread investor concerns over the integrity of the capital markets. Such events could in the future lead to further rules and regulations for public companies, banks, financial institutions, and other participants in the U.S. and global capital markets, and complying with the requirements of any such rules or regulations may be burdensome. Even if not adopted, evaluating and responding to any such proposed rules or regulations could result in increased costs and require significant attention from a Fund’s investment adviser and/or subadviser.
Fixed Income Securities
Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of debt securities, and a decline in interest rates will generally increase the value of debt securities. In addition, debt securities are subject to the ability of the issuer to make payment at maturity. As inflation increases, the present value of a Fund’s fixed income investment typically will decline. Investors’ expectation of future inflation can also adversely affect the current value of portfolio investments, resulting in lower asset values and potential losses.
To the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. Debt securities are subject to credit/counterparty risk. Credit/counterparty risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism, or other major events. U.S. Government securities are not generally perceived to involve credit/counterparty risks to the same extent as investments in other types of fixed income securities; as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate and municipal debt securities.
Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.
Foreign Securities
Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i)
the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)
the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)
the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. A Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
Investments in foreign securities involve special risks and considerations. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The U.S. Public

Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice, and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, including the threat of sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries, and are more susceptible to environmental problems. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.
A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. For example, certain European countries have developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Moreover, the national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may have less stringent investor protection and disclosure standards, and may be less liquid and more volatile than securities of comparable domestic issuers. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The availability of material financial information about such companies and its reliability may be limited since such companies are generally not subject to the same regulatory, accounting, auditing, or auditor oversight requirements applicable to companies that file reports with the SEC. In addition, the PCAOB is unable to inspect audit work papers in certain emerging market countries. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. In addition, securities markets of emerging market countries are subject to the risk that such markets may close, sometimes for extended periods of time, due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or unavailable to pursue as a matter of law or practicality in many emerging market countries. In addition, the SEC, U.S. Department of Justice, and other U.S. authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations and various other factors. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.
Russia, the Middle East, and many other emerging market countries are highly reliant on income from oil sales. Oil prices can have a major impact on these economies. Other commodities such as base and precious metals are also important to these economies. As global supply and demand for commodities fluctuates, these economies can be significantly impacted by the prices of such commodities.
Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.
China Investment Risk.   Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic, and social conditions, the impact of regional conflict on the economy, and hostile relations with neighboring countries.
Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements and religious and nationalist disputes with Tibet and the Xinjiang region. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia, and other neighbors due to territorial disputes, historical animosities, and other defense concerns. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs, or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy, and develop market mechanisms. However, there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. Chinese companies, such as those in the financial services or technology sectors, and potentially other sectors in the future, are subject to the risk that Chinese authorities can intervene in their operations and structure. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.
The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling, or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of the Funds. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Funds.
In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers, and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements, and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian.
The Chinese government has taken positions that prevent the PCAOB from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which the Funds invest may be less reliable or complete. Under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm. If securities are delisted, a Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. A Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.
The Renminbi (“RMB”) is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of the Funds as capital may become trapped in the PRC. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Funds to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs and delays to the Funds.
While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on its economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability, and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing, and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.
From time to time, China has experienced outbreaks of infectious illnesses and the country may be subject to other public health threats, infectious illnesses, diseases, or similar issues in the future. Any spread of an infectious illness, public health threat, or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect a Fund’s investments.

Investments in Hong Kong.   In 1997, the United Kingdom handed over control of Hong Kong to China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. However, Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar, and free inward and outward movement of capital. By treaty, China has committed to preserve Hong Kong’s high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, there continues to exist political uncertainty within Hong Kong. For example, in June 2020, China adopted a new security law that severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Hong Kong has experienced strong economic growth in recent years due, in part, to its close ties with China and a strong service sector, but the decline in growth rates in China could limit Hong Kong’s future growth. In addition, if China exerts its authority so as to alter the economic, political, or legal structures, or further alters the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. These and other factors could have a negative impact on a Fund’s performance.
Investments in Taiwan.   For decades, a state of hostility has existed between Taiwan and China. The relationship with China remains a divisive political issue within Taiwan. As an export-oriented economy, Taiwan depends on a free-trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with mainland China may bring greater opportunities for the Taiwanese economy, but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan’s exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan’s exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, among other things, entering into free-trade agreements. The Taiwanese economy’s long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan’s diplomatic isolation. These and other factors could have a negative impact on a Fund’s performance.
Risk of Investing in China through Stock Connect and Bond Connect.   China A-shares are equity securities of companies domiciled in China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”) and are denominated and traded in RMB whereas China B-shares are traded on Chinese stock exchanges and are denominated in RMB but traded in either U.S. dollars or Hong Kong dollars (“B-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“Renminbi QFII”) systems. Foreign investors may invest in B-shares directly. A Fund’s exposure to B-shares may be obtained through indirect exposure through investment in participation notes.
Investment in eligible A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, a Fund’s trading of eligible A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for A-shares be rejected once the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change.

Investment in eligible A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any A-share on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through a Stock Connect may subject a Fund to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, the Fund will be exposed to currency exchange risk if the Fund converts the local currency into RMB for investments in A-shares. A Fund may also incur conversion costs.
A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.
A Fund’s investments through a Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund carries out Northbound Trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.
Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearinghouse. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connects could be disrupted.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 and are both in their initial stages. The current regulations are relatively untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise from the differences on an ongoing basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
Some Funds may invest in onshore China bonds via a QFII license awarded to the Fund’s subadviser or through a China Interbank Bond Market (“CIBM”) registration through the Bond Connect program. CIBM is an OTC market outside the two main stock exchanges in the PRC, SSE, and SZSE, and was established in 1997. On CIBM, institutional investors (including domestic institutional investors but also QFIIs, Renminbi QFIIs as well as other offshore institutional investors, subject to authorization) trade certain debt instruments on a one-to-one quote-driven basis. CIBM accounts for a vast majority of outstanding bond values of total trading volume in the PRC. The main debt instruments traded on CIBM include government bonds, financial bonds, corporate bonds, bond repo, bond lending, and People’s Bank of China bills.
Investors should be aware that trading on CIBM exposes the applicable Fund to increased risks. CIBM is still in its development stage, and the market capitalization and trading volume may be lower than those of more developed markets. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in the prices of debt securities traded on such market to fluctuate significantly. Funds investing in such a market therefore may incur significant trading, settlement, and realization costs and may face counterparty default, liquidity, and volatility risks, resulting in significant losses for the Funds and their investors. Further, since a large portion of CIBM consists of Chinese state-owned entities, the policy priorities of the Chinese government, the strategic importance of the industry, and the strength of a company’s ties to the local, provincial, or central government may and will affect the pricing of such securities.
The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies, or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.
A-Share Market Suspension Risk.   A-shares may only be bought from, or sold to, a Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.
Risks of Investing in China through Variable Interest Entities.    Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and the rights of a foreign investor (such as a Fund) may be limited, including by actions of the Chinese government that could determine that the underlying contractual arrangements are invalid. VIEs are a longstanding industry practice, and Chinese regulators have permitted such arrangements to proliferate. Historically, such arrangements have not been formally recognized under Chinese law; however, Chinese regulations regarding the structure are evolving. On February 17, 2023, the China Securities Regulatory Commission (“CRSC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which came into effect on March 31,

2023. The Trial Measures will require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, this does not serve as a formal endorsement. It remains unclear whether any additional laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. However, prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a Fund’s returns and net asset value.
Investments in the Middle East.   The economies of countries in the Middle East are all considered emerging markets economies and tend to be highly reliant on the exportation of commodities. Many Middle Eastern economies have little or no democratic tradition and are led by family structures. Opposition parties are often banned, leading to dissidence and militancy. Such developments, if they were to occur, could result in significant disruptions in securities markets. Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, international alliances, defense concerns, or other reasons, which may adversely affect the economies of these Middle Eastern countries. Certain Middle Eastern countries may be heavily dependent upon international trade, and consequently have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed by the countries with which they trade. In addition, certain issuers in Middle Eastern countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer operating in, or having dealings with, such countries.
The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of a Fund. For example, in certain of these countries, a Fund may be required to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which the Fund may be denied certain of its rights as an investor, including rights to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled.
Investments in Saudi Arabia.   A Fund generally expects to conduct transactions in a manner in which it would not be limited by regulations to a single broker. However, there may be a limited number of brokers who can provide services to the Fund in Saudi Arabia, which may have an adverse impact on the prices, quantity, or timing of Fund transactions.
A Fund’s ability to invest in Saudi Arabian equity securities depends on the ability of the investment adviser or subadviser, as a Foreign Portfolio Manager, and the Fund, as a Qualified Foreign Investor (“QFI”), to obtain and maintain such authorizations from the Saudi Arabia Capital Market Authority (“CMA”). Even though a Fund may obtain a QFI approval, the Fund does not have an exclusive investment quota and is subject to foreign investment limitations and other regulations imposed by the CMA on QFIs, as well as local market participants. Any change in the QFI system generally, including the possibility of the investment adviser or subadviser or the Fund losing its respective Foreign Portfolio Manager or QFI status with the CMA, may adversely affect the Fund.
A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker or held with a custodian, which is known as the Independent Custody Model. The Independent Custody Model approach is generally regarded as preferable because securities are under the safekeeping and control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When a Fund utilizes the Independent Custody Model approach, it relies on a broker standing instruction letter to authorize the Fund’s sub-custodian to move securities to a trading account for settlement, based on the details supplied by the broker. However, an authorized broker could potentially either fraudulently or erroneously sell a Fund’s securities, although opportunities for a local broker to conduct fraudulent transactions are limited due to short trading hours (trading hours in Saudi Arabia are generally between 10 a.m. to 3 p.m.). In addition, the risk of fraudulent or erroneous transactions is further mitigated by a manual pre-matching process conducted by the custodian, which validates the Fund’s settlement instructions with the local broker contract note and the transaction report from the depositary. Similar risks also apply to using a direct broker trading account. When a Fund utilizes a direct broker trading account, the account is set up in the Fund’s name, and the assets are likely to be treated as ring-fenced and separated from any other accounts at the broker. However, if the broker defaults, there may be a delay in recovering the Fund’s assets that are held in the broker account, and legal proceedings may need to be initiated in order to do so.

Health Care Companies
A Fund may invest in health care companies. The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.
Illiquid Securities
Each Fund may invest not more than 15% of its net assets (5% of its total assets in the case of the U.S. Government Money Market Fund) in “illiquid securities,” which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.
Index-Related Securities (Equity Equivalents)
The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indexes and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.
Inflation-Linked Securities
Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.
The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.
IPOs and Other Limited Opportunities
A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Master Limited Partnerships
A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.
The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as such.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.
A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. In June 2019, Fannie Mae and Freddie Mac started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.
Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.
Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of  “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.
At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. Asset-backed securities also involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality assets, such as lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays, or a perceived increased risk of default, especially during periods when economic conditions worsen. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables, and other obligations underlying asset-backed securities. Mortgage-backed securities are subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. There are fewer investors in mortgage- and asset-backed securities markets and those investors are more homogenous than in markets for other kinds of securities. If a number of market participants are impacted by negative economic conditions, forced selling of mortgage- or asset-backed securities unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.
CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.
Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.
A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.
For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.
CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Some of the loans in which a Fund may invest or to which a Fund may gain exposure through its investments in CDOs, CLOs, or other types of structured securities may be covenant-lite loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. Covenant-lite loans generally do not include terms that allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a company from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Other Income-Producing Securities
Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:
•
Variable and floating rate obligations. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.
In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments (such as floating and variable rate obligations), financings, or other transactions (including certain derivatives transactions) to which a Fund may be a party were historically tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly, but the full impact of the transition on a Fund or the financial instruments in which a Fund invests cannot yet be fully determined. In addition, interest rates or other types of rates and indexes which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indexes used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards set by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
•
Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

•
Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•
Inverse floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

•
Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies
A Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, as well as private investment vehicles. Provisions of the 1940 Act may limit the ability of a Fund to invest in certain registered investment companies or private investment vehicles or may limit the amount of its assets that a Fund may invest in any investment vehicle.
A Fund may, for example, invest in other open- or closed-end investment companies, including ETFs, during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another registered investment company or private investment vehicle in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly. As a shareholder in an investment vehicle, a Fund would bear its ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment vehicles. Shares of registered open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases. Private investment vehicles in which a Fund may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks).
If a Fund invests in another investment vehicle, it is exposed to the risk that the other investment vehicle will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other investment vehicle. In addition, lack of liquidity in the other investment vehicle could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment vehicle at a time or at a price it might consider desirable. A Fund may not be able to redeem its interest in private investment vehicles except at certain designated times. The investment policies and limitations of the other registered investment company or private investment vehicle may not be the same as those of the investing Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another investment vehicle. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. ETFs are also subject to additional risks, including, among others, the risk that the market price of an ETF’s shares may trade above or below its NAV, the risk that an active trading market for an ETF’s shares may not develop or be maintained, the risk that trading of an ETF’s shares may be halted, and the risk that the ETF’s shares may be delisted from the listing exchange. A Fund will generally purchase and sell shares of ETFs in the secondary market and will be subject to these secondary market trading risks. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of an ETF may be purchased or redeemed directly from the ETF solely by Authorized Participants (“APs”) and only in aggregations of a specified number of shares (“Creation Units”). In addition, shares of ETFs may be purchased and sold in the secondary market at prevailing market prices. ETFs may have a limited number of financial institutions that act as APs. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders for Creation Units, and no other AP steps forward to create and redeem ETF shares, the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Buying or selling ETF shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the ETF through a broker, a Fund will likely incur a brokerage commission and other charges. In addition, a Fund may incur the cost of the “bid-ask spread”; that is, the difference between what investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price). The bid-ask spread, which varies over time for shares of the ETF based on trading volume and market liquidity, is generally narrower if the ETF has more trading volume and market liquidity and wider if the ETF has less trading volume and market liquidity. In addition, increased market volatility may cause wider bid-ask spreads.
A Fund’s investment adviser or subadviser or their affiliates may serve as investment adviser to a registered investment company or private investment vehicle in which the Fund may invest, leading to conflicts of interest. For example, a Fund’s investment adviser or subadviser may receive fees based on the amount of assets invested in the other investment vehicle. Investment by a Fund in another registered investment company or private investment vehicle will typically be beneficial to its investment adviser or subadviser in the management of the other investment vehicle, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser will have an incentive to invest the Fund’s assets in an investment vehicle sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such an investment vehicle over a non-affiliated investment vehicle. The investment adviser or subadviser will have no obligation to select the least expensive or best performing investment companies available to serve as an underlying investment vehicle. Similarly, a Fund’s investment adviser or subadviser will have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.
SEC Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions.
The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses, or experience other adverse consequences.
Partly Paid Securities
These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.
Portfolio Management
A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.
The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.
Portfolio Turnover
Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of taxable capital gains. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are treated as ordinary income when distributed to shareholders. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.
Real Estate-Related Investments; Real Estate Investment Trusts
Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Direct or indirect exposure to such real estate may adversely affect Fund performance. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.
Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.
A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.
Repurchase Agreements
A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.
The SEC recently finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.
Restricted Securities
Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements and Treasury Rolls
A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. A Fund might lose money both on the security subject to the reverse repurchase agreement and on the investments it makes with the proceeds of the reverse repurchase agreement. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law. Pursuant to Rule 18f-4 under the 1940 Act, a Fund has the option to treat all reverse repurchase agreements and similar financing transactions as “derivatives transactions,” or to include all such transactions in the Fund’s asset coverage ratio for borrowings. The SEC recently finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Although the impact of these rules on a Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

Securities Lending
A Fund, with the exception of the U.S. Government Money Market Fund, may lend its portfolio securities. The Fund expects that, in connection with any securities loan: (1) the loan will be secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund will have the right at any time on reasonable notice to call the loan and regain the securities loaned; (3) the Fund will receive an amount equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities the Fund has loaned will not at any time exceed one-third (or such other lower limit as the Board may establish) of the total assets of the Fund. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights, or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Voting rights or rights to consent with respect to the loaned securities pass to the borrower, although a Fund would retain the right to call the loans at any time on reasonable notice, and may do so in order that the securities may be voted in an appropriate case.
A Fund’s securities loans will be made by a third-party agent appointed by the Fund, although the agent is only permitted to make loans to borrowers previously approved by the Fund’s Board. Any cash collateral securing a loan of securities by a Fund will typically be invested by the agent. The investment of the collateral will be at the risk and for the account of the Fund. The earnings on the investment of collateral will be split between the Fund and the agent; as a result, the agent may have an incentive to invest the collateral in riskier investments than if it were not to share in the earnings. It is possible that any loss on the investment of collateral for a securities loan will exceed (potentially by a substantial amount) the Fund’s earnings on the loan.
The SEC recently adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names). The rule’s requirements impose significant operational and compliance burdens on securities lending market participants and may limit a Fund’s ability to execute certain investment strategies and/or have a material adverse effect on the Fund’s ability to generate returns.
Short Sales
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for U.S. federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. The SEC has adopted rules requiring managers to file monthly confidential reports with the SEC regarding equity short sales and related activity. Under such rules, the SEC will publicly disclose aggregated short position information on a monthly basis. As noted above, the SEC also adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales. In addition, other non-U.S. jurisdictions (such as the European Union and the United Kingdom) where a Fund may trade have reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on the investment adviser’s or subadviser’s ability to implement its investment strategy. In particular, it could make it more likely that other investors could cause a “short squeeze” in the securities held short by a Fund forcing the Fund to cover its positions at a loss. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could materially decrease. Such events could make a Fund unable to execute its investment strategy. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect. Such bans or other restrictions may limit a Fund’s ability to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.
Terrorism, War, Natural Disasters, and Epidemics
Terrorism, war, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, in February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. In addition, sanctions imposed on Russia, Russian individuals, including politicians, and Russian corporate and banking entities by the U.S. and other countries, and any sanctions imposed or threatened in the future, may have a significant adverse impact on the Russian economy and related markets. Such actions may also result in a decline in the value and liquidity of Russian securities, and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, securities market trading halts related to the conflict could adversely impact the value and liquidity of a Fund’s holdings, and could impair a Fund’s ability to transact in and/or value portfolio securities. Additionally, Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. The ramifications of the ongoing conflict and related sanctions may negatively impact other regional and global financial markets (including in Europe, Asia, and the U.S.), companies in other countries (including those that have done business in Russia), various sectors, industries, and markets for securities and commodities, such as oil and natural gas, and global supply chains, food supplies, inflation, and global growth. The price and liquidity of a Fund’s investments may fluctuate widely as a result of this and other geopolitical conflicts and related events. The extent and duration of any military conflict or future escalation of such hostilities (including cyberattacks), the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations, cannot be predicted. These and any related or similar future events could have a significant adverse impact on a Fund’s performance and the value of an investment in a Fund.
Natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis, and weather-related phenomena generally, as well as widespread epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the spread of the novel strain of coronavirus and its variants (known as COVID-19) in recent years caused volatility, severe market dislocations and liquidity constraints in many markets, and adversely affected the Funds’ investments and operations. Public health issues, including infectious illness outbreaks, epidemics, and pandemics, such as the COVID-19 pandemic, have caused, and could in the future cause, among other things, travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, and disruptions to business operations (including staff reductions), supply chains, and consumer activity, as well as general concern and uncertainty that have negatively affected, and could in the future negatively affect, the economic environment.
Public health issues, including infectious illness outbreaks, epidemics, and pandemics may contribute to market volatility, inflation, and systemic economic weakness, and may exacerbate other pre-existing political, social, economic, market, and financial risks. Such public health issues could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors, and the health of the markets generally in potentially significant and unforeseen ways.
Trade Claims
A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.
Trust Preferred Securities
Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for U.S. federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.
U.S. Government Securities
The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself  (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could: increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Zero-Coupon, Step Coupon and Pay-In-Kind Securities
Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
Current U.S. federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadviser(s), as applicable, or any of their designates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadviser(s), as applicable, are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadviser(’s/s’), as applicable, policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC as of the end of the second and fourth quarters of the Funds’ fiscal year on Form N-CSR (with respect to each semi-annual period and annual period) no later than 70 days after the end of the applicable quarter. In addition, monthly reports of all of the Funds’ portfolio holdings (with the exception of the U.S. Government Money Market Fund) are filed quarterly with the SEC on Form N-PORT no later than 60 days after the end of each quarter of the Funds’ fiscal year, and the monthly report for the third month of each quarter will be made publicly available by the SEC upon filing. Shareholders may obtain the Funds’ Form N-CSR and N-PORT filings on the SEC’s website at http://www.sec.gov. In addition, each Fund’s complete schedule of portfolio holdings is available by request and at https://www.massmutual.com/product-performance/mutual-funds after the end of the applicable quarter. The Funds’ annual and semi-annual reports are also mailed to shareholders after the end of the applicable quarter. In addition, the U.S. Government Money Market Fund files its portfolio holdings with the SEC for each month on Form N-MFP no later than the fifth business day after the end of the applicable month. The information in Form N-MFP is immediately made publicly available by the SEC after it has been filed.
The Funds’ (other than the U.S. Government Money Market Fund) most recent portfolio holdings as of the end of each quarter are available at https://www.massmutual.com/product-performance/mutual-funds no earlier than 15 calendar days after the end of each quarter. Because such information is updated quarterly, it will generally be available for viewing for approximately three months after the posting. As required by Rule 2a-7 under the 1940 Act, the U.S. Government Money Market Fund’s monthly portfolio holdings and certain other information about the Fund, including its dollar-weighted average maturity and dollar-weighted average life, are available at https://www.massmutual.com/product-performance/mutual-funds within five business days after the end of each month. Such information will generally be available for viewing for at least six months after the posting.
A Fund’s portfolio holdings may also be made available at https://www.massmutual.com/product-performance/mutual-funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.
Other Disclosures
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include, but are not limited to, the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), filing agents, legal counsel (Ropes & Gray LLP), financial printer (Toppan Merrill, LLC), any portfolio liquidity classification vendor, any proxy voting service employed by the Funds, MML Advisers or any of the Funds’ subadviser(s), as applicable, providers of portfolio analysis tools, any pricing services employed by the Funds, and any providers of transition management services. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.
The Funds, the Funds’ investment adviser, or the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if  (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MML Advisers, or the relevant subadviser(s), as applicable, believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:
(1)
with the exception of the Disciplined Growth Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2)
purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3)
purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4)
participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5)
make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6)
borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7)
concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)
There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)
There is no limitation for securities issued by other investment companies.

With respect to limitation (1) above, each state and each separate political subdivision, agency, authority, or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issues of municipal bonds.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.
In accordance with such policies, each Fund may not:
(1)
to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)
sell securities short, but reserves the right to sell securities short against the box.

(3)
invest more than 15% of its net assets in illiquid securities (5% of its total assets in the case of the U.S.

Government Money Market Fund). This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers or the subadviser pursuant to Board approved guidelines.
(4)
to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities (5% of its total assets in the case of the U.S. Government Money Market Fund), it would take appropriate orderly steps, as deemed necessary, to protect liquidity.
MANAGEMENT OF THE TRUST
The Trust has a Board comprised of 9 Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust, the adviser, or any subadviser (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MML Advisers and Barings, BIIL, ICM, Invesco Advisers, TSW, and Wellington Management may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, and year of birth, as well as their principal occupations during at least the past five years and their other current principal business affiliations.
The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he or she deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.
The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.
Independent Trustees
Nabil N. El‑Hage 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1958 Trustee of the Trust since 2003 Trustee of 88 portfolios in fund complex	Trustee of the Trust
Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1954 Trustee of the Trust since 2004 Trustee of 88 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
R. Bradford Malt 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1954 Trustee of the Trust since 2022 Trustee of 88 portfolios in fund complex	Trustee of the Trust
Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Ropes & Gray LLP (counsel to the Trust and MML Advisers); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).
C. Ann Merrifield 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1951 Trustee of the Trust since 2004 Trustee of 88 portfolios in fund complex	Trustee of the Trust
Retired; Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
Cynthia R. Plouché 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1957 Trustee of the Trust since 2022 Trustee of 88 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).
Jason J. Price 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1973 Trustee of the Trust since 2022 Trustee of 88 portfolios in fund complex	Trustee of the Trust

Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).
Susan B. Sweeney 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1952 Chairperson of the Trust since 2022 Trustee of the Trust since 2012 Trustee of 90 portfolios in fund complex1	Chairperson and Trustee of the Trust
Retired; Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Interested Trustees
Paul LaPiana2 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1969 Trustee of the Trust since 2023 Trustee of 88 portfolios in fund complex	Trustee of the Trust
Director (since 2023), President (2021-2024), MML Advisers; Head of Brand, Product, and Affiliated Distribution (since 2023), Head of MassMutual U.S. Product (2019-2023), Head of Field Management (2016-2019), MassMutual; Trustee (since 2023), President (2021-2024), MassMutual Select Funds (open-end investment company); Trustee (since 2023), President (2021-2024), MassMutual Premier Funds (open-end investment company); Trustee (since 2023), President (2021-2024), MassMutual Advantage Funds (open-end investment company); Trustee (since 2023), President (2021-2024), MML Series Investment Fund (open-end investment company); Trustee (since 2023), President (2021-2024), MML Series Investment Fund II (open-end investment company).
Clifford M. Noreen3 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1957 Trustee of the Trust since 2021 Trustee of 90 portfolios in fund complex4	Trustee of the Trust
Retired; Head of Global Investment Strategy (2019-2024), MassMutual; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds

1
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

2
Mr. LaPiana is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

?
3
Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as a former employee of MassMutual.

4
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

(open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).
Principal Officers
Oludare Adedokun 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1986 Officer of the Trust since 2024 Officer of 88 portfolios in fund complex	Vice President of the Trust
Vice President (since 2024), Head of Manager Research (since 2022), MML Advisers; Head of Manager Research (since 2022), MassMutual; Manager Research Senior Research Analyst (2018-2022), Franklin Templeton; Vice President (since 2024), MassMutual Select Funds (open-end investment company); Vice President (since 2024), MassMutual Premier Funds (open-end investment company); Vice President (since 2024), MassMutual Advantage Funds (open-end investment company); Vice President (since 2024), MML Series Investment Fund (open-end investment company); Vice President (since 2024), MML Series Investment Fund II (open-end investment company).
Andrew M. Goldberg 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1966 Officer of the Trust since 2004 Officer of 88 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).
Renée Hitchcock 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1970 Officer of the Trust since 2007 Officer of 88 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust
Head of Mutual Fund Administration (since 2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).
Jill Nareau Robert 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1972 Officer of the Trust since 2008 Officer of 88 portfolios in fund complex	Vice President and Assistant Secretary of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select

Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).
Douglas Steele 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1975 Officer of the Trust since 2016 Officer of 88 portfolios in fund complex	President of the Trust
President (since 2024), Head of MassMutual Investments (2024), Vice President (2017-2024), Interim Head of MassMutual Investments (2023-2024), Head of Product Management (2021-2024), Head of Manager Research (2021), Head of Investment Management (2017-2021), MML Advisers; Head of MassMutual Investments (since 2024), Interim Head of MassMutual Investments (2023-2024), Head of Product Management (2021-2024), Head of Manager Research (2021), Head of Investment Management (2017-2021), MassMutual; President (since 2024), Vice President (2016-2024), MassMutual Select Funds (open-end investment company); President (since 2024), Vice President (2016-2024), MassMutual Premier Funds (open-end investment company); President (since 2024), Vice President (2021-2024), MassMutual Advantage Funds (open-end investment company); President (since 2024),Vice President (2016-2024), MML Series Investment Fund (open-end investment company); President (since 2024),Vice President (2016-2024), MML Series Investment Fund II (open-end investment company).
Meredith Ulrich 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1986 Officer of the Trust since 2024 Officer of 88 portfolios in fund complex	Vice President of the Trust
Vice President (since 2024), Product Manager (since 2018), MML Advisers; Product Manager (since 2018), MassMutual; Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Select Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Premier Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Advantage Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MML Series Investment Fund (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MML Series Investment Fund II (open-end investment company).
Philip S. Wellman 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1964 Officer of the Trust since 2007 Officer of 88 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust
Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).
Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Clifford M. Noreen, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.
The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms.
The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.
Each officer and the Chairperson shall hold office at the pleasure of the Trustees.
The Chairperson of any of the Trust’s Committees shall serve a term of three years or until he or she retires, dies, resigns, is removed, or becomes disqualified.
Additional Information About the Trustees
In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.
Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, and as a former managing director, director, and portfolio manager at an investment management firm, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.
Paul LaPiana — As an executive of insurance and financial services companies with over 20 years’ experience, Mr. LaPiana has experience with financial, regulatory, and operational issues. Mr. LaPiana holds a BS in Finance from San Diego University and is a Certified Financial Planner™ professional.
R. Bradford Malt — As a current Chairman Emeritus, a former Chairman, and a former partner of a corporate law firm, which serves as counsel to the Trust and to MML Advisers, with over 40 years of financial services experience, Mr. Malt has expertise in financial, regulatory, and operational issues. He has also served as a director for several public and private companies. Mr. Malt holds an AB in Applied Mathematics from Harvard College and a JD from Harvard Law School.
C. Ann Merrifield — As a former trustee of a healthcare organization, current and former director of specialty pharmaceutical companies, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and three public life sciences companies. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.
Clifford M. Noreen — As a former executive of financial services companies with over 35 years of investment management experience, a director of several private companies, an investment committee member of two non-profit organizations, and a director and/or officer of various investment companies and private funds, Mr. Noreen has experience with financial, regulatory, and operational issues. Mr. Noreen holds a BA from the University of Massachusetts and an MBA from American International College.

Cynthia R. Plouché — As a former assessor of a township, a former portfolio manager for asset management firms, and a former chief investment officer and managing director of an asset management firm with over 32 years of financial services experience, Ms. Plouché has experience with financial, regulatory, and operational issues. She has also served as a trustee and audit committee member for open-end investment companies and a trustee for a closed-end investment company. Ms. Plouché holds a BA in Psychology and Social Relations from Harvard University and an MBA from the Wharton School at the University of Pennsylvania.
Jason J. Price — As a former executive with over 25 years of financial services experience, Mr. Price has experience with financial, regulatory, and operational issues. He served as a Senior Vice President of Cigna Investment Management from 2009 to 2012 and as Head of Private Equity for the State of Connecticut Office of the Treasurer from 2005 to 2009. Mr. Price holds a BA in Business Administration from Morehouse College and an MBA from Harvard Business School.
Susan B. Sweeney — As a former executive and investment officer of a property and casualty company and a former executive of a financial services company with over 35 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. From 2010 to 2014, she was Chief Investment Officer and Senior Vice President of Selective Insurance Company of America. She also served as Chief Investment Officer for the State of Connecticut Pension Fund from 2002 to 2007, directing a multi-asset portfolio. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.
Board Committees and Meetings
The full Board met five times during the fiscal year ended September 30, 2024.
Audit Committee.   The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. El-Hage, Malt, and Price and Mses. Furman, Merrifield, and Plouché, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended September 30, 2024, the Audit Committee met four times.
Nominating and Governance Committee.   The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended September 30, 2024, the Nominating and Governance Committee met twice. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.
The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111-0001. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Shareholder Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as the Nominating and Governance Committee may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.
Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.
The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.
Contract Committee.   The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During the fiscal year ended September 30, 2024, the Contract Committee met three times. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.
Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.
In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.
The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.
Share Ownership of Trustees and Officers of the Trust
The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2024.
Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Nabil N. El-Hage	None	None
Maria D. Furman	None	None
R. Bradford Malt	None	None
C. Ann Merrifield	None	None
Cynthia R. Plouché	None	None
Jason J. Price	None	None
Susan B. Sweeney	None	None
Interested Trustees
Paul LaPiana	None	None
Clifford M. Noreen	None	$10,001-$50,000
The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2024, these amounts were as follows: Mr. El-Hage, over $100,000; Ms. Furman, None; Mr. LaPiana, $50,001-$100,000; Mr. Malt, None; Ms. Merrifield, None; Mr. Noreen, over $100,000; Ms. Plouché, None; Mr. Price, None; and Ms. Sweeney, None.
As of January 3, 2025, the Trustees and officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.

To the knowledge of the Trust, as of December 31, 2024, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.
Trustee Compensation
Effective January 1, 2025 the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $4,720 per quarter plus a fee of $800 per in-person meeting attended plus a fee of $800 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, including the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.
During 2024, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $4,130 per quarter plus a fee of $700 per in-person meeting attended plus a fee of $700 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, including the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.
The following table discloses actual compensation paid to Trustees of the Trust during the 2024 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to January 1, 2012, plus interest, to be credited at a rate of interest equal to that of the U.S. Corporate Bond Index as of January 1, 2012, to be reset every two years. Amounts deferred after January 1, 2012, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.
Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex Paid to Trustees
Allan W. Blair 1	$4,911	$70,150
Nabil N. El-Hage	$22,339 2	$319,130
Maria D. Furman	$20,383	$291,180
Paul LaPiana	$0	$0
R. Bradford Malt	$20,383	$291,180
C. Ann Merrifield	$22,339	$319,130
Clifford M. Noreen	$8,983	$147,117
Cynthia R. Plouché	$21,434	$306,195
Jason J. Price	$20,383	$291,180
Susan B. Sweeney	$27,426	$516,700

1
Retired from the Board as of December 31, 2023.

?
2
The compensation amount shown does not include a gain/loss in the amount of $48,320 attributable to amounts held under a deferred compensation plan.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 3, 2025, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.
MassMutual U.S. Government Money Market Fund1
Class	Name and Address of Owner	Percent of Class
Class R5	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	34.81%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	26.99%
	Reliance Trust Company P.O. Box 28004 Atlanta, GA 30358	20.10%
	Principal Trust Company FBO The Buckle Inc. DC Plan 1013 Centre Road Wilmington, DE 19805	6.20%
MassMutual Inflation-Protected and Income Fund
Class	Name and Address of Owner	Percent of Class
Class I	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	23.16%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	22.38%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	13.71%
	Mac&Co A/C 390202 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	5.56%
	Matrix Trust Company FBO GoalPath 2020 Conservative Enhanced Index P.O. Box 52129 Phoenix, AZ 85072	5.56%
Class R5	Voya Institutional Trust Company FBO VIPS LI 30 Braintree Hill Office Park Braintree, MA 02184	54.23%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	31.01%

Class	Name and Address of Owner	Percent of Class
Service Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	65.30%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	31.80%
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	74.95%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	21.74%
Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	29.87%
	VRSCO FBO AIG FSB FBO Compass Behavioral Health 401K 2727-A Allen Parkway, 4-D1 Houston, TX 77019	20.50%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	16.15%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	14.16%
	VRSCO FBO AIG FSB FBO Compass Behavioral Health 403B 2727-A Allen Parkway, 4-D1 Houston, TX 77019	9.89%
	State Street Bank FBO ADP Access Product 1 Lincoln Street Boston, MA 02111	8.04%
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	47.34%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	31.16%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	16.87%
Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	44.13%

Class	Name and Address of Owner	Percent of Class
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	35.50%
	State Street Bank FBO ADP Access Product 1 Lincoln Street Boston, MA 02111	17.94%
Class Y	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	96.03%
MassMutual Core Bond Fund2
Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	24.96%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	14.85%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	10.08%
	MassMutual 20/80 Allocation Fund 1295 State Street Springfield, MA 01111	9.19%
	MassMutual RetireSMART by JPMorgan 2030 Fund 1295 State Street Springfield, MA 01111	7.79%
	MassMutual 40/60 Allocation Fund 1295 State Street Springfield, MA 01111	6.46%
Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	70.67%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	14.61%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	12.11%
Service Class	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	59.97%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	39.48%

Class	Name and Address of Owner	Percent of Class
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	82.46%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	16.36%
Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	66.66%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	25.90%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	5.57%
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	66.01%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	15.38%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	7.94%
	Matrix Trust Company FBO Kayser-Roth Corporation Supplemental Retirement Plan P.O. Box 52129 Phoenix, AZ 85072	7.32%
Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	58.24%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	33.66%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	8.07%
Class Y	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	50.34%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	41.92%

MassMutual Diversified Bond Fund3
Class	Name and Address of Owner	Percent of Class
Class I	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	70.82%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	28.91%
Class R5	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	80.37%
	Capinco c/o U.S. Bank N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	12.06%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	5.84%
Service Class	John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02091	44.14%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	28.93%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	26.93%
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	72.76%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	27.21%
Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	51.51%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	39.44%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	9.05%
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	57.89%
	Reliance Trust Company P.O. Box 28004 Atlanta, GA 30358	23.31%

Class	Name and Address of Owner	Percent of Class
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	12.47%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6.20%
Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	92.94%
Class Y	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	100.00%
MassMutual Balanced Fund4
Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	50.68%
	The Hartford One Hartford Plaza Hartford, CT 06155	24.68%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	22.84%
Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	96.98%
Service Class	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	61.89%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	37.20%
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	92.45%
Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	62.46%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	29.71%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	7.82%

Class	Name and Address of Owner	Percent of Class
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	52.77%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	32.22%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	8.53%
Class R3	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	53.99%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	37.85%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	7.51%
Class Y	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	100.00%
MassMutual Disciplined Growth Fund5
Class	Name and Address of Owner	Percent of Class
Class I	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	85.76%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	12.80%
Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	85.93%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	14.07%
Service Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	61.72%
	FIIOC FBO Stavig Industries LLC 401(K) Plan 100 Magellan Way Covington, KY 41015	24.94%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	11.31%

Class	Name and Address of Owner	Percent of Class
Administrative Class	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	51.62%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	48.38%
Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	93.79%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	6.21%
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	76.84%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	15.85%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5.76%
Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	93.21%
Class Y	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	100.00%
MassMutual Small Cap Opportunities Fund6
Class	Name and Address of Owner	Percent of Class
Class I	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	16.68%
	Reliance Trust Company FBO Salem Trust EB P.O. Box 78446 Atlanta, GA 30357	15.77%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	11.57%
	TIAA, FSB 211 North Broadway, Suite 1000 Saint Louis, MO 63102	8.32%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	8.31%

Class	Name and Address of Owner	Percent of Class
	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	10.37%
Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	60.16%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	10.43%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	9.51%
	T. Rowe Price Retirement Plan Services, Inc. 4515 Painters Mill Road Owings Mills, MD 21117	8.54%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	5.06%
Service Class	John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02095	41.76%
	FIIOC FBO Scheurer Hospital Employees Retirement Plan 100 Magellan Way Covington, KY 41015	19.69%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	11.78%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	9.89%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	8.43%
	The Hartford One Hartford Plaza Hartford, CT 06155	7.53%
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	52.45%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	17.87%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	15.95%

Class	Name and Address of Owner	Percent of Class
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	13.58%
Class R4	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	44.43%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	27.40%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	10.59%
	FIIOC FBO DCAA Retirement Savings Plan 100 Magellan Way Covington, KY 41015	7.00%
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	67.76%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	10.51%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	6.75%
	Investors Bank & Trust Company Supplemental Pension Plan 1 Iron Street Boston, MA 02210	6.57%
Class R3	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	48.00%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	30.01%
	State Street Bank FBO ADP Access Product 1 Lincoln Street Boston, MA 02111	12.14%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	7.36%
Class Y	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	84.01%

Class	Name and Address of Owner	Percent of Class
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	7.77%
MassMutual Global Fund7
Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	48.35%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	33.01%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	10.05%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	7.33%
Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	97.19%
Service Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	53.67%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	44.60%
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	96.97%
Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	36.17%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	34.84%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	27.25%
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	65.13%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	27.08%

Class	Name and Address of Owner	Percent of Class
Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	46.41%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	37.25%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	16.34%
MassMutual International Equity Fund8
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual RetireSMART by JPMorgan 2040 Fund 1295 State Street Springfield, MA 01111	14.42%
	MassMutual RetireSMART by JPMorgan 2050 Fund 1295 State Street Springfield, MA 01111	12.18%
	MassMutual RetireSMART by JPMorgan 2030 Fund 1295 State Street Springfield, MA 01111	10.47%
	MassMutual RetireSMART by JPMorgan 2045 Fund 1295 State Street Springfield, MA 01111	9.12%
	MassMutual RetireSMART by JPMorgan 2035 Fund 1295 State Street Springfield, MA 01111	9.08%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	7.00%
	MassMutual RetireSMART by JPMorgan 2055 Fund 1295 State Street Springfield, MA 01111	5.46%
	MassMutual 80/20 Allocation Fund 1295 State Street Springfield, MA 01111	5.41%
Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	97.12%
Service Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	67.46%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	32.54%

Class	Name and Address of Owner	Percent of Class
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	75.63%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	24.37%
Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	83.97%
	Empower Trust Company, LLC 8515 East Orchard Road Greenwood Village, CO 80111	15.29%
Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	46.50%
	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	46.38%
Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	84.88%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	13.65%
Class Y	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	100.00%

?
1
As of January 3, 2025, Empower Trust Company, LLC, 8515 East Orchard Road, Greenwood Village, CO 80111, and MassMutual, 1295 State Street, Springfield, MA 01111, owned 34.81% and 26.99%, respectively, of MassMutual U.S. Government Money Market Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Empower Trust Company, LLC and MassMutual. Empower Trust Company, LLC is organized under the laws of Colorado and MassMutual is organized under the laws of Massachusetts.

?
2
As of January 3, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, owned 35.75% of MassMutual Core Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

?
3
As of January 3, 2025, Empower Trust Company, LLC, 8515 East Orchard Road, Greenwood Village, CO 80111, owned 70.11% of MassMutual Diversified Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Empower Trust Company, LLC. Empower Trust Company, LLC is organized under the laws of Colorado.

?
4
As of January 3, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, owned 50.27% of MassMutual Balanced Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

?
5
As of January 3, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, and Empower Trust Company, LLC, 8515 East Orchard Road, Greenwood Village, CO 80111, owned 66.98% and 30.98%, respectively, of MassMutual Disciplined Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940

Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Empower Trust Company, LLC. MassMutual is organized under the laws of Massachusetts and Empower Trust Company, LLC is organized under the laws of Colorado.
?
6
As of January 3, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, owned 29.31% of MassMutual Small Cap Opportunities Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

?
7
As of January 3, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, owned 73.73% of MassMutual Global Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

?
8
As of January 3, 2025, MassMutual, 1295 State Street, Springfield, MA 01111, owned 37.93% of MassMutual International Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS
Investment Adviser
MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).
The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.
MML Advisers also serves as investment adviser to: MassMutual Total Return Bond Fund, MassMutual Diversified Value Fund, MM S&P 500®Index Fund, MassMutual Equity Opportunities Fund, MassMutual Blue Chip Growth Fund, MassMutual Small Company Value Fund, MassMutual Mid Cap Growth Fund, MassMutual Small Cap Growth Equity Fund, MassMutual Overseas Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual 20/80 Allocation Fund, MassMutual 40/60 Allocation Fund, MassMutual 60/40 Allocation Fund, MassMutual 80/20 Allocation Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MassMutual Select T. Rowe Price Retirement 2065 Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Real Assets Fund, and MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, which are series of MassMutual Select Funds, an open-end management investment company; MassMutual Short-Duration Bond Fund and MassMutual High Yield Fund, which are also series of the Trust; MassMutual Clinton Limited Term Municipal Fund, MassMutual Clinton Municipal Fund, MassMutual Clinton Municipal Credit Opportunities Fund, MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, and MassMutual Emerging Markets Debt Blended Total Return Fund, which are series of MassMutual Advantage Funds, an open-end management investment company; MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund, MML Balanced Allocation Fund, MML Blue Chip Growth Fund, MML Conservative Allocation Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML

Foreign Fund, MML Fundamental Equity Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth Allocation Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Moderate Allocation Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, MML Sustainable Equity Fund, and MML Total Return Bond Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML iShares® 60/40 Allocation Fund, MML iShares® 80/20 Allocation Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.
The Trust, on behalf of each Fund, pays MML Advisers an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:
Fund
U.S. Government Money Market Fund	0.35% on the first $1 billion; and 0.33% on assets over $1 billion
Inflation-Protected and Income Fund	0.38% on the first $350 million; and 0.33% on assets over $350 million
Core Bond Fund	0.38% on the first $1.5 billion; 0.33% on the next $500 million; and 0.28% on assets over $2 billion
Diversified Bond Fund	0.40% on the first $150 million; and 0.30% on assets over $150 million
Balanced Fund	0.48% on the first $300 million; and 0.43% on assets over $300 million
Disciplined Growth Fund	0.45% on the first $400 million; and 0.40% on assets over $400 million
Small Cap Opportunities Fund	0.58% on the first $300 million; and 0.53% on assets over $300 million
Global Fund	0.75% on the first $400 million; and 0.70% on assets over $400 million
International Equity Fund	0.83% on the first $500 million; 0.78% on the next $500 million; and 0.73% on assets over $1 billion
Affiliated Subadviser
Barings
MML Advisers has entered into Subadvisory Agreements with Barings pursuant to which Barings serves as a subadviser for the U.S. Government Money Market Fund, Inflation-Protected and Income Fund, Core Bond Fund, and Diversified Bond Fund. These agreements provide that Barings manage the investment and reinvestment of the assets of the Funds. Barings is located at 300 South Tryon Street, Charlotte, North Carolina 28202. Barings is a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:
U.S. Government Money Market Fund	0.05%
Inflation-Protected and Income Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%

Barings also provides subadvisory services for the MassMutual Short-Duration Bond Fund and MassMutual High Yield Fund, each of which is a series of the Trust, for the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, and MassMutual Emerging Markets Debt Blended Total Return Fund, each of which is a series of MassMutual Advantage Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, and MML U.S. Government Money Market Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.
In addition, BIIL serves as a sub-subadviser for the Inflation-Protected and Income Fund, Core Bond Fund, and Diversified Bond Fund. BIIL is a wholly-owned subsidiary of Barings. Barings has entered into sub-subadvisory agreements with BIIL under which, subject to the supervision of Barings, BIIL is authorized to conduct securities transactions on behalf of each of the Inflation-Protected and Income Fund, Core Bond Fund, and Diversified Bond Fund. BIIL is located at 20 Old Bailey, London, EC4M 7BF, United Kingdom. BIIL does not receive a fee from Barings under these sub-subadvisory agreements. BIIL also provides sub-subadvisory services for the MassMutual Short-Duration Bond Fund and MassMutual High Yield Fund, each of which is a series of the Trust, for the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, and MassMutual Emerging Markets Debt Blended Total Return Fund, each of which is a series of MassMutual Advantage Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, and MML Short-Duration Bond Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Unaffiliated Subadvisers
Invesco Advisers
MML Advisers has entered into Subadvisory Agreements with Invesco Advisers pursuant to which Invesco Advisers serves as a subadviser for the Balanced Fund, Small Cap Opportunities Fund, and Global Fund. These agreements provide that Invesco Advisers manage the investment and reinvestment of the assets of the Funds. Invesco Advisers is located at 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. Invesco Advisers, as successor in interest to multiple investment advisers, is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.
Invesco Advisers also provides subadvisory services for the MML Equity Rotation Fund, MML Small Cap Equity Fund, and MML Strategic Emerging Markets Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser, for the MassMutual Small Cap Growth Equity Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MML Fundamental Equity Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
In addition, ICM serves as a sub-subadviser for the Balanced Fund. ICM is a wholly-owned subsidiary of Invesco Ltd. Invesco Advisers has entered into a sub-subadvisory agreement with ICM under which, subject to the supervision of Invesco Advisers, ICM is authorized to trade securities, make discretionary investment decisions, and effect securities transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage, on behalf of the Balanced Fund. ICM is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. ICM also provides sub-subadvisory services for the MML Equity Rotation Fund, which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.
TSW
MML Advisers has entered into a Subadvisory Agreement with TSW pursuant to which TSW serves as a subadviser for the International Equity Fund. This agreement provides that TSW manage the investment and reinvestment of a portion of the assets of the Fund. TSW is located at 6641 West Broad Street, Suite 600, Richmond, Virginia 23230. TSW is a Delaware limited liability company, an indirect wholly-owned subsidiary of Perpetual Limited. Since 1970, TSW has provided investment management services to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates, and other institutions and individuals.
TSW also provides subadvisory services for the MML Foreign Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.

Wellington Management
MML Advisers has entered into Subadvisory Agreements with Wellington Management pursuant to which Wellington Management serves as a subadviser for the Disciplined Growth Fund and International Equity Fund. These agreements provide that Wellington Management manage the investment and reinvestment of all or a portion of the assets of the Funds, as applicable. Wellington Management is located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Wellington Management also provides subadvisory services for the MassMutual Equity Opportunities Fund and MassMutual Small Cap Growth Equity Fund, each of which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser and for the MML Focused Equity Fund, MML Mid Cap Growth Fund, and MML Small Cap Growth Equity Fund, each of which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.
Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.
Administrator, Sub-Administrators, and Shareholder Servicing Agent
MML Advisers has entered into an administrative and shareholder services agreement (the “Administrative and Shareholder Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MML Advisers is obligated to provide certain administrative and shareholder services. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration. Pursuant to a letter agreement between the Trust, MML Advisers, and State Street, the Trust has agreed to pay State Street for the services it provides pursuant to the sub-administration agreement with MML Advisers, although MML Advisers remains ultimately responsible for the payment of any such fees owed to State Street. The Trust, on behalf of each Fund, pays MML Advisers an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of each Fund as shown in the table below:
	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
U.S. Government Money Market Fund	N/A	0.10%	N/A	N/A	N/A	N/A	N/A	N/A
Inflation-Protected and Income Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
Core Bond Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
Diversified Bond Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
Balanced Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
Disciplined Growth Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
Small Cap Opportunities Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
Global Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
International Equity Fund	None	0.10%	0.20%	0.30%	0.20%	0.25%	0.20%	0.10%
MassMutual, the parent company of MML Advisers, pays to an affiliate of Empower Retirement, LLC (“Empower”) an amount equal to the profit realized by MML Advisers with respect to shares beneficially owned by retirement plans through recordkeeping platforms maintained by Empower or an affiliate.
Pursuant to the Advisory Agreements, Subadvisory Agreements, Administrative and Shareholder Services Agreement, and Supplemental Shareholder Services Agreement described above, for the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022, the amount of advisory fees paid by each Fund, the amount of subadvisory fees paid by each Fund, the amount of any advisory fees waived by MML Advisers, the amount of administrative fees paid by each Fund, the amount of supplemental shareholder services fees paid by each Fund (as applicable), and the amount of any fees reimbursed by MML Advisers are as follows:
	Fiscal Year Ended September 30, 2024
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
U.S. Government Money Market Fund 1	$634,458	$90,449	$—	$181,274	$(9,363)
Inflation-Protected and Income Fund 2	946,753	198,183	—	134,680	(30,407)
Core Bond Fund 3	2,544,115	667,648	—	305,293	(141,611)
Diversified Bond Fund 4	528,588	130,192	—	103,351	(24,680)
Balanced Fund	499,673	125,018	—	112,339	—
Disciplined Growth Fund	826,097	294,071	—	222,902	—
Small Cap Opportunities Fund 5	2,126,506	1,493,848	—	357,529	(10,859)
Global Fund	1,430,664	718,122	—	278,695	—
International Equity Fund 6	982,391	418,931	59,180	72,154	—

?
1
Effective February 1, 2024, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.54% for Class R5 shares. MML Advisers agreed to voluntarily waive some or all of its fees in an attempt to allow the Fund to avoid a negative yield.

?
2
Effective July 1, 2024, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.49%, 0.59%, 0.69%, 0.79%, 0.94%, 0.99%, 1.19%, and 0.59% for Classes I, R5, Service, Administrative, R4, A, R3, and Y, respectively.

?
3
Effective February 1, 2024, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.42%, 0.52%, 0.62%, 0.72%, 0.87%, 0.92%, 1.12%, and 0.52% for Classes I, R5, Service, Administrative, R4, A, R3, and Y, respectively.

?
4
Effective July 1, 2024, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.59%, 0.69%, 0.79%, 0.89%, 1.04%, 1.09%, 1.29%, and 0.69% for Classes I, R5, Service, Administrative, R4, A, R3, and Y, respectively.

?
5
Effective February 1, 2024, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.65%, 0.75%, 0.85%, 0.95%, 1.10%, 1.15%, 1.35%, and 0.75% for Classes I, R5, Service, Administrative, R4, A, R3, and Y, respectively.

?
6
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.05% of the advisory fees of the Fund through September 30, 2024.

	Fiscal Year Ended September 30, 2023
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
U.S. Government Money Market Fund	$681,356	$97,001	$—	$194,667	$—
Inflation-Protected and Income Fund	1,100,110	229,966	—	188,925	—
Core Bond Fund	2,791,091	732,180	—	382,220	—
Diversified Bond Fund	629,767	157,269	—	114,819	—
Balanced Fund	557,495	139,336	—	130,545	—
Disciplined Growth Fund	724,758	257,720	—	231,030	—
Small Cap Opportunities Fund	1,881,887	1,307,539	—	375,919	—
Global Fund	1,578,840	786,743	—	302,299	—
International Equity Fund 1	1,093,166	464,876	(65,857)	85,389	—

?
1
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.05% of the advisory fees of the Fund through September 30, 2023.

	Fiscal Year Ended September 30, 2022
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
U.S. Government Money Market Fund 1	$749,721	$106,136	$(579,463)	$214,206	$—
Inflation-Protected and Income Fund	1,306,626	273,960	—	250,070	—
Core Bond Fund	3,605,606	944,744	—	554,959	—
Diversified Bond Fund	743,083	194,666	—	147,206	—
Balanced Fund	676,064	168,892	—	163,789	—
Disciplined Growth Fund	963,176	339,059	—	327,262	—
Small Cap Opportunities Fund	1,923,907	1,338,280	—	431,368	—
Global Fund	2,142,324	1,044,977	—	398,854	—
International Equity Fund 2	1,165,318	491,959	(70,200)	96,422	—

?
1
MML Advisers agreed to voluntarily waive some or all of its fees in an attempt to allow the Fund to avoid a negative yield.

?
2
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.05% of the advisory fees of the Fund through September 30, 2022.

THE DISTRIBUTOR
The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.
The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Amended and Restated Rule 12b-1 plan. In addition, the Distributor receives any front-end sales charges or contingent deferred sales charges (“CDSCs”) imposed on the sales of Class A shares of the Funds. The following table discloses the sales loads paid by the following Funds to the Distributor for the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022:
		Sales Charge Revenue			CDSC Revenue
	Fiscal Year Ended	Amount Paid to Distributor	Amount Reallowed to Dealers	Amount Retained by Distributor	Amount Paid to Distributor	Amount Reallowed to Dealers	Amount Retained by Distributor
Inflation-Protected and Income Fund – Class A	2024	$0	$0	$0	$0	$0	$0
	2023	$0	$0	$0	$0	$0	$0
	2022	$138	$113	$25	$0	$0	$0

Disciplined Growth Fund - Class A	2024	$137	$113	$24	$0	$0	$0
	2023	$0	$0	$0	$0	$0	$0
	2022	$7	$6	$1	$0	$0	$0
Small Cap Opportunities Fund – Class A	2024	$0	$0	$0	$0	$0	$0
	2023	$0	$0	$0	$0	$0	$0
	2022	$122	$100	$22	$0	$0	$0

Global Fund – Class A	2024	$546	$450	$96	$0	$0	$0
	2023	$0	$0	$0	$0	$0	$0
	2022	$223	$174	$49	$0	$0	$0

International Equity Fund – Class A	2024	$0	$0	$0	$0	$0	$0
	2023	$464	$368	$96	$0	$0	$0
	2022	$0	$0	$0	$0	$0	$0

How Sales Charges Are Calculated
Class A Shares
Generally, concessions on Class A shares are reallowed to broker-dealers or other financial intermediaries as follows:
Inflation-Protected and Income Fund, Core Bond Fund, and Diversified Bond Fund
Amount of Purchase	Front-End Sales Charge as a Percentage of Offering Price	Front-End Sales Charge as a Percentage of Net Amount Invested	Commission as a Percentage of Offering Price
Less than $25,000	4.25%	4.44%	3.50%
$25,000-$49,999	4.25%	4.44%	3.50%
$50,000-$99,999	4.00%	4.17%	3.25%
$100,000-$249,999	3.00%	3.09%	2.25%
$250,000-$499,999	1.75%	1.78%	1.50%
$500,000-$999,999	1.25%	1.27%	1.00%
$1,000,000-$4,999,999 1	None	None	1.00%
$5,000,000 or more 1	None	None	0.50%
Balanced Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, and International Equity Fund
Amount of Purchase	Front-End Sales Charge as a Percentage of Offering Price	Front-End Sales Charge as a Percentage of Net Amount Invested	Commission as a Percentage of Offering Price
Less than $25,000	5.50%	5.82%	4.50%
$25,000-$49,999	5.25%	5.54%	4.25%
$50,000-$99,999	4.50%	4.71%	3.50%
$100,000-$249,999	3.50%	3.63%	2.50%
$250,000-$499,999	2.25%	2.30%	1.75%
$500,000-$999,999	1.75%	1.78%	1.10%
$1,000,000-$4,999,999 1	None	None	1.00%
$5,000,000 or more 1	None	None	0.50%

1
There is no front-end sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more and the Distributor pays dealers of record concessions in an amount equal to 1.00% or 0.50% of these purchases, as shown in the above tables. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession. If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge as described in the Funds’ Prospectus and you advise the transfer agent or another intermediary of your eligibility for the waiver when you place your redemption request). The 18-month period begins on the day the purchase is made.

Shares of each Fund may be purchased through agents of the Distributor who are registered representatives and licensed by the Distributor to sell Fund shares, and through registered representatives of selected broker-dealers which are members of FINRA and which have entered into selling agreements with the Distributor. The Distributor may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which the Distributor has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.
The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.
DISTRIBUTION AND SERVICE PLAN
The Trust has adopted, with respect to the Class I, Class R5, Service Class, Administrative Class, Class R4, Class A, Class R3, and Class Y shares of each Fund, as applicable, an Amended and Restated Rule 12b-1 Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan for each Fund and share class.
Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Independent Trustees. The Plan may not be amended in order to increase materially the costs which a Fund may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of the relevant class of the Fund. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of the Fund. The Plan provides that the Distributor shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts expended and the purposes for which such expenditures were made.
The Plan is a compensation plan, authorizing payments to the Distributor up to the following annual rates: Class R4 and Class A shares — 0.25% of the average daily net assets of the class; Class R3 shares — 0.50% of the average daily net assets of the class. A Fund may make payments under the Plan to compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to shareholders.
MML Advisers may pay amounts in respect of the distribution or servicing of a Fund’s shares out of administrative or advisory fees received by it from that Fund. The Plan authorizes such payments for Class I, Class R5, Service Class, Administrative Class, and Class Y shares of each Fund, as applicable, although MML Advisers may make such payments in respect of shares of any class. No additional fees are paid by a Fund under the Plan.
The following table discloses the 12b-1 fees paid in the fiscal year ending September 30, 2024 by the Trust under the Plan for Class R4, Class A, and Class R3 shares of the Funds:
	Class R4 12b-1 Fees	Class A 12b-1 Fees	Class R3 12b-1 Fees
Inflation-Protected and Income Fund	$6,855	$20,140	$10,896
Core Bond Fund	4,497	53,019	1,258
Diversified Bond Fund	7,176	10,067	5,460
Balanced Fund	13,194	31,622	51,010
Disciplined Growth Fund	16,538	22,300	25,846
Small Cap Opportunities Fund	36,522	97,562	44,136
Global Fund	24,001	30,458	42,160
International Equity Fund	1,441	24,184	11,946
	$110,224	$289,352	$192,712

For the fiscal year ending September 30, 2024, the Distributor paid to MassMutual the 12b-1 fees it received and MassMutual paid these amounts, as agent of the Distributor, to various unaffiliated financial intermediaries as compensation for distribution services and/or shareholder services provided by them.
PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries may receive various forms of compensation from a Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary’s clients. In addition, MML Advisers and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries’ offering and sales of Fund shares and shares of other funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of a Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers, or other institutions that have selling, servicing or similar arrangements with MML Advisers or the Distributor. The payments to financial intermediaries vary by the types of product sold, the features of a Fund share class, and the role played by the intermediary.
Types of payments to financial intermediaries may include, without limitation, all or portions of the following: Payments made by a Fund, or by an investor buying or selling shares of a Fund, including:
•
an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries;

•
ongoing asset-based distribution and/or service fees;

•
shareholder servicing expenses that may be paid from Fund assets to reimburse financial intermediaries, MML Advisers, or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency, or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, MML Advisers may, at its discretion, make the following types of payments from its own resources, which may include profits MML Advisers derives from investment advisory fees paid by a Fund. Payments are made based on guidelines established by the MML Advisers, subject to applicable law. These payments are often referred to as “revenue sharing” payments, and may include:
•
compensation for marketing support, support provided in offering shares in a Fund through certain trading platforms and programs, and transaction processing or other services;

•
other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although a broker or dealer that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by a Fund, MML Advisers does not consider a financial intermediary’s sales of shares of a Fund when choosing brokers or dealers to effect portfolio transactions for a Fund.
Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:
•
transactional support, one-time charges for setting up access for a Fund on particular trading systems, and paying the financial intermediary’s networking fees;

•
program support, such as expenses related to including the Funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets,” bank or trust company products or insurance companies’ variable annuity or variable life insurance products;

•
placement on the dealer’s list of offered funds and providing representatives of MML Advisers or the Distributor with access to a financial intermediary’s sales meetings, sales representatives, and management representatives; or

•
firm support, such as business planning assistance, advertising, or educating a financial intermediary’s sales personnel about the Funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of a Fund, or to support the marketing or promotional efforts of the Distributor in offering shares of a Fund. In addition, some types of payments may provide a financial intermediary with an incentive to recommend a Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in a Fund’s Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from a Fund, MML Advisers, or the Distributor and any services it provides, as well as the fees and commissions it charges.
CUSTODIAN, DIVIDEND DISBURSING AGENT, AND TRANSFER AGENT
State Street, located at One Congress Street, Boston, Massachusetts 02114, is the custodian of each Fund’s investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As Custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian and Transfer Agent, State Street does not assist in, and is not responsible for, the investment decisions and policies of the Funds.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 115 Federal Street, Boston, Massachusetts 02110, is the Trust’s independent registered public accounting firm. Deloitte & Touche LLP provides audit services and assistance in connection with various SEC filings.
LEGAL COUNSEL
Ropes & Gray LLP, located at The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, serves as counsel to the Trust.
CODES OF ETHICS
The Trust, MML Advisers, the Distributor, Barings, BIIL, ICM, Invesco Advisers, TSW, and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the Funds do not typically pay commissions for principal transactions in the OTC markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price a Fund pays. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain the best execution of orders. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.
Under each Advisory or Subadvisory Agreement and as permitted by Section 28(e) of the Exchange Act and to the extent not otherwise prohibited by applicable law, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities;

furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
The investment adviser or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.
Brokerage and research services provided by brokers are used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment adviser or subadvisers attempt to evaluate the quality of brokerage and research services provided by brokers. Results of this effort are sometimes used by the investment adviser or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.
The investment advisory fee that the Trust pays on behalf of each Fund to MML Advisers will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.
Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment adviser or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission, fee, or other remuneration paid to the affiliated broker-dealer in connection with a portfolio brokerage transaction effected on a securities exchange must be reasonable and fair in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.
The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment adviser or subadvisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.
The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that an investment adviser or subadviser subject to MiFID II will cause a Fund to pay for research services through client commissions in circumstances where the investment adviser or subadviser is prohibited from causing its other client accounts to do so, including where the investment adviser or subadviser aggregates trades on behalf of a Fund and those other client accounts. In such situations, the Fund would bear the additional amounts for the research services and the Fund’s investment adviser’s or subadviser’s other client accounts would not, although the investment adviser’s or subadviser’s other client accounts might nonetheless benefit from those research services.
The following table discloses the brokerage commissions paid by the Funds for the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022:
	Fiscal Year ended September 30, 2024	Fiscal Year ended September 30, 2023	Fiscal Year ended September 30, 2022
U.S. Government Money Market Fund	$—	$—	$—
Inflation-Protected and Income Fund	$11,798	$14,897	$12,038
Core Bond Fund	$41,445	$39,924	$44,041
Diversified Bond Fund	$10,644	$9,634	$10,950

	Fiscal Year ended September 30, 2024	Fiscal Year ended September 30, 2023	Fiscal Year ended September 30, 2022
Balanced Fund	$4,129	$6,098	$8,872
Disciplined Growth Fund	$17,022	$18,692	$20,220
Small Cap Opportunities Fund	$238,126	$252,184	$207,614
Global Fund	$42,771	$64,803	$48,490
International Equity Fund	$32,660	$22,878	$28,751
Portfolio Turnover -The Diversified Bond Fund experienced decreased portfolio turnover during the fiscal year ended September 30, 2023 as a result of lower trading coinciding with the anticipated price recovery of original positions following the effect on prices of higher interest rates throughout the period.
The Balanced Fund experienced decreased portfolio turnover during the fiscal year ended September 30, 2023 as a result of a shift in exposure from the prior fiscal year in the fixed income segment of the portfolio from U.S. Treasury securities to corporate credit securities.
The following table discloses, for those Funds that paid brokerage commissions to an affiliate of its investment adviser or subadviser, the total amount of brokerage commissions paid by each such Fund to affiliates for the past three fiscal years and, for the fiscal year ended 2024, the percentage of the Fund’s aggregate brokerage commissions paid to affiliates and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through affiliates.
	Fiscal Year ended September 30, 2024					Fiscal Year ended September 30, 2023	Fiscal Year ended September 30, 2022
Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates		Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates		Aggregate Commissions Paid	Aggregate Commissions Paid
Jefferies LLC
Small Cap Opportunities Fund 1	$392	0.16%		18.88%		$531	$4,291
Global Fund 1	$8,213	12.67%			—%	$7,077	$2,967
International Equity Fund 1	$—		—%		—%	$—	$31

1
Includes affiliated trading platforms of Jefferies LLC.

The following table discloses, for those Funds that had trades directed to a broker or dealer during the fiscal year ended September 30, 2024 because of research services provided, the dollar value of transactions placed by each such Fund with such brokers and dealers during the fiscal year ended September 30, 2024 to recognize “brokerage and research” services, and commissions paid for such transactions:
	Dollar Value of Those Transactions	Amount of Commissions
Disciplined Growth Fund	$219,325,122	$5,298
Small Cap Opportunities Fund	$273,752,483	$212,676
Global Fund	$64,025,209	$40,366
International Equity Fund	$55,596,818	$9,494

The following table discloses, for those Funds that held securities issued by one or more of its “regular brokers or dealers” (as defined in the 1940 Act), or their parent companies, the aggregate value of the securities held by each such Fund as of the fiscal year ended September 30, 2024.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
U.S. Government Money Market Fund	HSBC Securities, Inc.	$25,000,000
		$25,000,000
Inflation-Protected and Income Fund	JPMorgan Chase & Co.	$317,819
		$317,819
Core Bond Fund	Bank of America Corp.	$8,145,741
	Morgan Stanley	5,415,513
	Barclays Bank PLC	4,778,484
	HSBC Securities, Inc.	3,398,261
	JPMorgan Chase & Co.	1,816,504
	Wells Fargo	1,769,077
	The Goldman Sachs Group, Inc.	1,352,368
		$26,675,948
Diversified Bond Fund	Bank of America Corp.	$686,796
	Barclays Bank PLC	641,044
	HSBC Securities, Inc.	597,875
	Morgan Stanley	420,690
	JPMorgan Chase & Co.	216,141
	Wells Fargo	209,784
		$2,772,330
Balanced Fund	Morgan Stanley	$552,632
	Bank of America Corp.	540,527
	The Goldman Sachs Group, Inc.	428,196
	JPMorgan Chase & Co.	200,173
	Wells Fargo	158,818
	State Street Corp.	74,049
		$1,954,395
DESCRIPTION OF SHARES
The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 1, 1994 which was amended and restated as of November 21, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on September 30.
The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 11 series, nine of which are described in this SAI.
The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently authorized the establishment and designation of 10 classes of shares, between one and 10 classes of shares for each series of the Trust: Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class R4 Shares, Class A Shares, Class R3 Shares, Class Y Shares, Class L Shares, and Class C Shares. Class I Shares, Class R5 Shares, Service

Class Shares, Administrative Class Shares, Class R4 Shares, Class A Shares, Class R3 Shares, and Class Y Shares are offered by each series of the Trust, except the U.S. Government Money Market Fund which only offers Class R5 Shares; however, for the Global Fund, Class Y shares are not currently available for purchase. Currently, Class C Shares are only offered by the MassMutual Short-Duration Bond Fund and MassMutual High Yield Fund. Currently, Class L Shares are only offered by the MassMutual Short-Duration Bond Fund. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.
The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).
The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.
Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.
The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.
The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.
The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.
The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
The following information supplements the discussion of methods for reducing or eliminating sales charges for Class A shares of the Funds found in the Prospectus.

Right of Accumulation (Class A Shares Only)
Reduced sales charges on Class A shares of the Funds can be obtained by combining a current purchase with prior purchases of all classes of shares of any MassMutual Funds. The applicable sales charge is based on the combined total of:
(1)
the current purchase of Class A shares; and

(2)
the value at the public offering price at the close of business on the previous day of a Fund’s and any classes of a MassMutual Fund’s shares held by the shareholder, the shareholder’s spouse, or the shareholder’s minor children.

MML Advisers, the Distributor, or a financial intermediary must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Funds may terminate or amend this Right of Accumulation at any time without notice.
Letter of Intent (Class A Shares Only)
Any person may qualify for reduced sales charges on purchases of Class A shares of a Fund made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any MassMutual Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.
During the term of the Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charges applicable to Class A shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Funds to sell the amount specified in the Letter.
If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, a financial intermediary shall return to the Distributor the excess commission previously paid to the financial intermediary during the 13-month period.
If the amount specified in the Letter is not purchased, the shareholder shall remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A shares to equal such difference. The additional amount of a financial intermediary’s commission from the applicable offering price shall be remitted by the Distributor to the financial intermediary.
Additional information about, and terms of, Letters of Intent are available from a financial intermediary, or from the Transfer Agent at 1-800-860-2232.
Reinstatement Privilege (Class A Shares Only)
A shareholder who has redeemed Class A shares of a Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A shares of the Fund or another MassMutual Fund at the NAV next determined after receipt by MML Advisers or the Distributor of a reinstatement request and receipt by the Transfer Agent of payment for such shares. The Distributor will not pay a financial intermediary a commission on any reinvested amount. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact MML Advisers, the Distributor, or a financial intermediary. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax adviser.

Privileges of Financial Intermediaries
Class A shares of a Fund may be sold at NAV, without a sales charge, to registered representatives and employees of financial intermediaries (including their affiliates) and such persons’ families and their beneficial accounts.
Sponsored Arrangements
Class A shares of a Fund may be purchased at a reduced or zero sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members, or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence, and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.
Class A shares of a Fund also may be purchased at a reduced or zero sales charge by (i) clients of any financial intermediary that has entered into an agreement with MML Advisers or the Distributor pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of any financial intermediary that has entered into an agreement with MML Advisers or the Distributor pursuant to which such financial intermediary offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in employer-sponsored retirement plans (e.g. 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, and defined benefit plans). For purposes of this waiver, employer-sponsored retirement plans do not include Simplified Employee Pension Plan IRAs (“SEP IRAs”), Simple IRAs, Salary Reduction Simplified Employee Pension Plans (“SAR-SEPs”), or Keogh plans.
Waiver of CDSCs
CDSCs may be waived on redemptions in the following situations with the proper documentation:
(1)
Death. CDSCs may be waived on redemptions within one year following the death of  (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”), or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class A shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

(2)
Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

(3)
Death of a Trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase of shares, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

(4)
Return of Excess Contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

(5)
Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the plan document).

The CDSC also may be waived if a financial intermediary agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

SECURITIES LENDING
State Street serves as securities lending agent to the Trust. As securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Agency Agreement (“Securities Lending Agreement”) with respect to each Fund except the U.S. Government Money Market Fund. State Street acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. State Street determines whether a loan shall be made per the agreed upon parameters with the Trust and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities are credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day in order to maintain the value of the collateral at no less than 102% (for domestic) and 105% (for foreign) of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds daily, monthly, and quarterly statements describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program. The Board receives information quarterly describing the outstanding loans and income made on such loans during the period.
The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each applicable Fund during the fiscal year ended September 30, 2024 were as follows:
FUND	Gross income earned by the Fund from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Administrative fees not included in a revenue split	Indemnification fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split, if applicable, including a description of those other fees	Aggregate fees/ compensation paid by the Fund for securities lending activities	Net income from securities lending activities
Inflation-Protected and Income Fund	$408	$10	$2	$—	$—	$339	$—	$351	$57
Core Bond Fund	$228,833	$2,021	$1,427	$—	$—	$213,934	$—	$217,382	$11,451
Diversified Bond Fund	$111,699	$1,744	$687	$—	$—	$99,384	$—	$101,815	$9,884
Balanced Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—
Disciplined Growth Fund	$12,352	$820	$48	$—	$—	$6,841	$—	$7,708	$4,644
Small Cap Opportunities Fund	$63,271	$7,083	$130	$—	$—	$15,918	$—	$23,132	$40,139
Global Fund	$63,695	$3,182	$341	$—	$—	$42,137	$—	$45,661	$18,034
International Equity Fund	$83,771	$3,070	$436	$—	$—	$62,869	$—	$66,374	$17,397
REDEMPTION OF SHARES
With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment, or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind”

redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.
In addition, the U.S. Government Money Market Fund may, to the extent permitted by SEC rule, suspend redemptions prior to the liquidation of the Fund, if the Trustees determine that the deviation between the Fund’s amortized cost price per share and its current market-based NAV value per share may result in material dilution or other unfair results to investors or existing shareholders.
VALUATION OF PORTFOLIO SECURITIES
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Advisers will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open. It is the intention of the U.S. Government Money Market Fund to maintain a stable NAV per share of  $1.00, although this cannot be assured.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral.
The Board has designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs.
The prices of foreign securities are quoted in foreign currencies. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.
The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.
U.S. Government Money Market Fund
The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if MML Advisers determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which MML U.S. Government Money Market must adhere to certain conditions. Amortized cost involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price the U.S. Government Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the U.S. Government Money Market Fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by the U.S. Government Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the U.S. Government Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in the U.S. Government Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.
The valuation of the U.S. Government Money Market Fund’s portfolio instruments based upon their amortized cost and the concomitant maintenance of a stable NAV per share of  $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act.
The Board has established procedures designed to stabilize, to the extent reasonably possible, the U.S. Government Money Market Fund’s NAV per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include periodic review of the U.S. Government Money Market Fund’s portfolio holdings to determine the extent of any deviation between the NAV of the U.S. Government Money Market Fund calculated by using available market quotations and its NAV calculated using amortized cost, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations (which would likely differ from the Fund’s NAV calculated using amortized cost); or suspending redemptions and liquidating the Fund.
Since the net income of the U.S. Government Money Market Fund is declared as a dividend each time it is determined, the NAV per share of the U.S. Government Money Market Fund typically remains the same immediately after each determination and dividend declaration as before. Any increase in the value of a shareholder’s investment in the U.S. Government Money Market Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the U.S. Government Money Market Fund in the shareholder’s account, which increase is recorded promptly after the end of each calendar month.
For this purpose, the net income of the U.S. Government Money Market Fund (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MML Advisers, are accrued each day.
Should the U.S. Government Money Market Fund incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its NAV per share or income for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the U.S. Government Money Market Fund’s NAV per share were reduced, or were anticipated to be reduced, below its otherwise stable NAV of  $1.00 per share, the Board might suspend further dividend payments until the NAV returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.
TAXATION
Taxation of the Funds: In General
Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, a Fund must, among other things:
(a)
derive at least 90% of its gross income for each taxable year from:

(i)
dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and

(ii)
net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, if any, for such year in a manner qualifying for the dividends-paid deduction; and

(c)
diversify its holdings so that, at the close of each quarter of its taxable year:

?
(i)
at least 50% of the value of its total assets consists of cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer; and

(ii)
not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). Certain of a Fund’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships, as described further below. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.
The 90% gross income requirement described in (a) above and the diversification test described in (c) above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in commodities, commodities-related investments, and MLPs.
In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.
If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to shareholders taxed as individuals. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.
Each Fund other than the Inflation-Protected and Income Fund, Core Bond Fund, and Diversified Bond Fund intends to distribute at least annually, and each of the Inflation-Protected and Income Fund, Core Bond Fund, and Diversified Bond Fund intends to declare a dividend daily and to pay out any dividends at least monthly to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). Each Fund intends to distribute at least annually net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income or net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, a Fund may designate any retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October

31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual financial statements for each fiscal year.
A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. The “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or November 30 or December 31, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or November 30, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end, no such gains or losses will be so treated. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.
Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of this practice.
Fund Distributions
Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to U.S. federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.
Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are unrealized, or income or gains that are realized but not distributed. Such realized income or gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.
Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long a shareholder has owned (or is deemed to have owned) his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.

The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.
Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
In general, distributions of investment income reported by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income. In general, Funds investing primarily in fixed income investments do not expect a significant portion of their distributions to be derived from qualified dividend income.
Dividends of net investment income received by corporate shareholders of each Fund will qualify for the dividends-received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). In general, Funds investing primarily in fixed income investments do not expect a significant portion of their distributions to qualify for the dividends-received deduction.
A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Currently, eligible non-corporate shareholders can claim the deduction for tax years beginning after December 31, 2017, and ending on or before December 31, 2025. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.
If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in and with respect to any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.
Sales, Redemptions, and Exchanges
Sales, redemptions, and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to U.S. federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of Fund shares held by a shareholder for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, with the exception of the U.S. Government Money Market Fund (discussed below), no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In the case of individuals holding shares in a Fund (other than the U.S. Government Money Market Fund) directly, upon the sale, redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the Fund shares sold, redeemed, or exchanged. See the Funds’ Prospectus for more information.
Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder, or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
In the case of the U.S. Government Money Market Fund, the IRS has issued regulations that permit a simplified method of accounting for gains and losses realized upon the disposition of shares of a money market fund. Very generally, rather than realizing gain or loss upon each redemption of a share, a shareholder using such method of accounting will recognize gain or loss with respect to the shares for a given computation period (the shareholder’s taxable year or shorter period selected by the shareholder) equal to the value of all the shares held by the shareholder on the last day of the computation period, less the value of all shares held by the shareholder on the last day of the preceding computation period, less the shareholder’s net investment in the money market fund (generally, purchases minus redemptions) made during the computation period. Additionally, any loss realized on a sale of shares will not be disallowed under “wash sale” rules to the extent the fund qualifies as a “money market fund” under the 1940 Act.

Certain Investments in Debt Obligations
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend in part upon which of the permitted accrual methods the Fund elects.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID, or acquisition discount (very generally, the excess of the stated redemption price over the purchase price) in the case of certain types of debt obligations. Generally, the Fund will be required to include the OID, or acquisition discount, as ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.
As indicated above, a Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount; whether and to what extent a Fund should recognize market discount on such a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by each Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Derivative Transactions
If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Investments in Regulated Investment Companies and Other Investment Funds
To the extent a Fund invests its assets in shares of ETFs or other investment companies that are regulated investment companies (“underlying funds”), its distributable income and gains will normally consist of distributions from such underlying funds and gains and losses on the disposition of shares of such underlying funds. To the extent that such an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses to offset capital gains the Fund realized from other sources until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment (although such losses of an underlying fund may reduce distributions to the Fund from that underlying fund in future taxable years). Moreover, even when a Fund does make a disposition of shares of an underlying fund, a portion of its loss may be recognized as a long-term capital loss, which the Fund will not be able to offset against its ordinary income (including distributions of any net short-term capital gains realized by the underlying fund).
As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds. For similar reasons, the character of distributions from the Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds. Investing through underlying funds can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.
If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by a regulated investment company in which its invests that itself elected to pass such taxes through to its shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxes and Investments” below.
To the extent a Fund invests in commodity-related ETFs that qualify as qualified publicly traded partnerships, the net income derived from such ETFs will constitute qualifying income for purposes of the 90% gross income test (as noted above). If such an ETF were to fail to qualify as a qualified publicly traded partnership, a portion of the gross income derived from that ETF could constitute nonqualifying income to the Fund for purposes of the 90% gross income test.
The foregoing is only a general description of certain U.S. federal tax consequences of investing in ETFs and other underlying funds.
Funds with Multiple Subadvisers
Certain of the Funds employ a multi-manager approach in which the Fund’s investment adviser and one or more subadvisers each provide day-to-day portfolio management for a portion (or “sleeve”) of the Fund’s assets. Due to this multi-manager approach, certain of these Funds’ investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale, and straddle rules) that may affect the timing, character, and/or amount of a Fund’s distributions to shareholders.
Investments in Commodities
Investments by a Fund in commodities or commodity-linked instruments can be limited by such Fund’s intention to qualify as a regulated investment company, and can limit such Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused such Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, such Fund would fail to qualify as a regulated investment company unless it was eligible to and did pay a tax at the Fund level.

Foreign Taxes and Investments
Income proceeds and gains received by a Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which a Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.
If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. A Fund that makes the election referred to above will notify its shareholders each year of the amount of dividends and distributions and the shareholders’ pro rata shares of qualified taxes paid by the Fund to foreign countries.
A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75% or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.
Investment by a Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs or on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to make an election that would avoid the imposition of that tax. For example, a Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are generally treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and other charges described above in some instances.
Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses resulting from such transactions cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Certain Investments in Real Estate Investment Trusts
If a Fund invests in equity securities of REITs, such investments may result in the fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Certain Investments in Mortgage-Related Securities
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income that is attributable to a REIT’s residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Unrelated Business Taxable Income
Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Investments in MLPs
Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or, in later periods, if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders, when distributed to them, as ordinary income.
As noted above, certain of the MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.
Subject to any future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund’s investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.
Backup Withholding
Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Non U.S. Shareholders
Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.
The exceptions to withholding for short-term capital gain dividends and capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.
The exception to withholding for “interest-related dividends” does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
If a Fund invests in a regulated investment company that pays capital gain dividends, short-term capital gain dividends, or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders.

A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by a Fund to foreign shareholders other than capital gain dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
Under U.S. federal income tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of  “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
Beneficial holders that are foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.
If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.
Beneficial holders that are foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Funds.

Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
General Considerations
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax- advantaged arrangements. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.
The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state, and local taxes.
FINANCIAL STATEMENTS
The financial statements of the Funds for the fiscal year ended September 30, 2024, incorporated herein by reference from the Funds’ Form N-CSR for the fiscal year ended September 30, 2024, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its report which is also incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of Deloitte & Touche LLP given on the authority of that firm as experts in accounting and auditing. The Funds’ shareholder reports and financial statements and other information are available without charge, upon request, by calling 1-888-309-3539, by sending an email request to fundinfo@massmutual.com, or by visiting MassMutual’s website at https://www.massmutual.com/product-performance/mutual-funds or the SEC’s website at http://www.sec.gov.
UNCLAIMED PROPERTY LAWS
Many states have unclaimed property laws and regulations that provide for transfer to the state (also known as “escheatment”) of unclaimed or abandoned property under various circumstances. The particular circumstances may include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. If your account is deemed unclaimed or abandoned under applicable state property laws or regulations, the Funds may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold (and not the amount those shares are worth currently).
It is your responsibility to maintain a correct address for your account, to keep your account active by contacting the Transfer Agent by mail or telephone, and to promptly cash all checks for dividends, capital gains, and redemptions. Each state’s requirements to keep an account active can vary and are subject to change. If you invest in a Fund through a financial intermediary, you are encouraged to contact the financial intermediary regarding applicable state unclaimed property laws. The Funds, the Transfer Agent, and the Distributor will not be liable to shareholders or their representatives for good faith compliance with state unclaimed property laws.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS
Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.
The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.
Commercial Paper Ratings:
S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:
A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.
A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:
Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:
•
Leading market positions in well-established industries.

•
High rates of return on funds employed.

•
Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:
F-1—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F-2—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
Bond Ratings:
S&P describes its four highest ratings for corporate debt as follows:
AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.
A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s describes its four highest corporate bond ratings as follows:
Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A—Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.
Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Fitch describes its four highest long-term credit ratings as follows:
AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”
S&P describes its below investment grade ratings for corporate debt as follows:
BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.
B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.
CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.
CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s describes its below investment grade corporate bond ratings as follows:
Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch describes its below investment grade long-term credit ratings as follows:
BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.

Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES
The following represents the proxy voting policies (the “Policies”) of the MassMutual Premier Funds (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with certain exceptions) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series. All references to votes by proxy in this policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies. The Adviser will vote proxies on behalf of any Fund of Funds or Feeder Funds for which it serves as investment adviser, as well as for any special situations where the Adviser is in the best position to vote the proxy (“Special Situations”).
I. GENERAL PRINCIPLES
In voting proxies, the Adviser and Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Adviser and Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.
II. SUBADVISERS TO WHICH THE FUNDS AND ADVISER HAVE DELEGATED PROXY VOTING RESPONSIBILITIES
1.   The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.
2.   The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.
3.   The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.
4.   The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.
III. THE FUNDS AND ADVISER
1.   The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.
2.   The Trustees of the Funds will not vote proxies on behalf of the Funds or any Series.
3.   The Adviser will not vote proxies on behalf of the Funds or any Series, except that the Adviser will vote proxies on behalf of any Fund of Funds or Feeder Fund for which it serves as investment adviser or in Special Situations.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com, on the MassMutual website at https://www.massmutual.com/product-performance/mutual-funds, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MML INVESTMENT ADVISERS, LLC
As Investment Adviser to the MassMutual Select Funds, MassMutual Premier Funds,
MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II
(October 25, 2023)
General Overview
Policy
It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (the “Advisers Act”) by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” where MML Investment Advisers has not delegated proxy voting responsibility to a subadviser (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.
Background
MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. The Funds of Funds may invest in other series of the Trusts, funds advised by affiliates of MML Investment Advisers, and/or funds or exchange-traded funds advised by an unaffiliated investment adviser or an investment adviser affiliated with the Fund of Funds’ subadviser.
MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.
Procedure
1. When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof  (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
2. When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof  (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

3. When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
4. Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund; or (iii) in the event a Fund of Funds is investing in an underlying fund pursuant to Rule 12d1-4 under the Investment Company Act of 1940, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in that rule.
5. When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.
6. Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
Operating Procedures
MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.
All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or that person’s designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention
The Investment Management team will retain for such time periods as set forth in Rule 204-2:
•
Copies of all policies and procedures required by the Rule;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

•
A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

•
A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

BARINGS LLC
GLOBAL PROXY VOTING POLICY
Key Points
•
Barings LLC (“Barings”) has established a Proxy Voting Policy to establish the manner in which Barings fulfills its proxy voting responsibilities and complies with applicable regulations

•
Any proxies received by Barings should be forwarded as soon as possible to the Proxy Voting Team for timely processing and voting

•
Barings has a responsibility to oversee any service providers it may engage to facilitate proxy voting on behalf of its clients

Introduction/Policy Statement
As an investment adviser or manager, Barings has a fiduciary duty to vote proxies on behalf of its clients (“Clients”). Regulations that apply to Barings, including Rule 206(4)-6 of the Investment Advisers Act of 1940 applicable to US regulated investment advisers, requires that Barings adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of its Clients. The policies and procedures must:
•
Describe how Barings addresses material conflicts that may arise between Barings’ interests and those of its Clients;

•
Disclose to Clients how they may obtain information regarding how Barings voted with respect to their securities; and

•
Describe to Clients Barings’ proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

The purpose of this Global Proxy Voting Policy (“Policy”) is to establish the manner in which Barings will fulfill its proxy voting responsibilities and comply with applicable regulatory requirements. Barings understands that voting proxies is part of its investment advisory and management responsibilities and believes that as a general principle proxies should be acted upon (voted or abstained) solely in the best interests of its Clients (i.e., in a manner that is most likely to enhance the economic value of the underlying securities held in Client accounts).
No Barings associate (“Associate”), officer, board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Policy) can influence how Barings votes proxies, unless such person has been requested to provide assistance from an authorized investment person or designee (“Proxy Analyst”) or from a member of the Governance and Conflicts Committee (“GCC”) and has disclosed any known Material Conflict, as discussed in the Procedures section below.
It should be noted that exercising rights related to preferred and private equity, equity related to distressed issuers or where Barings is involved in restructuring or refinancing efforts with an issuer are not covered by this Policy. Exercising rights for these types of securities and in these situations is handled by the relevant investment team, as it is Barings belief that they are in the best position to exercise these rights given their access to confidential or material non-public information. Such rights may also be subject to certain contractual or legal obligations that apply to Barings and its Clients.
Requirements
Standard Proxy Procedures
Barings engages a proxy voting service provider (“Service Provider”) responsible for processing and maintaining records of proxy votes. In addition, the Service Provider, a recognized authority on proxy voting and corporate governance, provides research and recommendations (including environmental, social and governance topics) on proxies to Barings as its research provider (“Research Provider”). Barings’ policy is to generally vote all Client proxies for which it has proxy voting discretion in accordance with the recommendations of the Research Provider or with the Research Provider’s proxy voting guidelines (“Guidelines”), in the absence of a recommendation. In circumstances where the Research Provider has not provided a recommendation, the proxy will be analyzed on a case-by-case basis.
Barings recognizes that there may be times when it is in the best interests of Clients to vote proxies: (i) against the Research Provider’s recommendations; or (ii) in instances where the Research Provider has not provided a recommendation, against the Guidelines. Barings can vote, in whole or part, against the Research Provider’s recommendations or Guidelines as it deems appropriate. Procedures are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of Clients and are not the result of any material conflict of interest (“Material Conflict”). For purposes of this Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or Associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.
Review of Service Provider/Research Provider
In determining whether to retain, or continue the retention of, the Service Provider and/or Research Provider Barings should consider, among other things:
•
if the Service Provider and/or Research Provider have the capacity and competency to adequately analyze the matters for which Barings is responsible for voting by, for example, reviewing the adequacy and quality of the Service Provider’s and/or Research Provider’s staffing, personnel, and/or technology;

•
if the Research Provider has an effective process for seeking timely input from issuers and Research Provider clients with respect to such matters as its proxy voting policies, methodologies, and if applicable, its peer group constructions. If peer group comparisons are a component of the Research Provider’s substantive evaluation, Barings should consider how the Research Provider incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, and how, in constructing peer groups, the Research Provider takes into account the unique characteristics regarding the issuer, to the extent available, such as the issuer’s size; its governance structure; its industry and any particular practices unique to that industry; and its history;

•
whether the Research Provider has adequately disclosed to Barings its methodologies in formulating voting recommendations, such that Barings can understand the factors underlying the Research Provider’s voting recommendations. In addition, Barings should consider the nature of any third-party information sources that the Research Provider uses as a basis for its voting recommendations;

•
whether the Research Provider has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest, including (1) conflicts relating to the provision of proxy voting recommendations and proxy voting services generally, (2) conflicts relating to activities other than providing proxy voting recommendations and proxy voting services, and (3) conflicts presented by certain affiliations;

•
the effectiveness of the Research Provider’s firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. In assessing such matters, Barings should consider: the Research Provider’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner; and

•
Barings should consider requiring the Research Provider to update Barings regarding business changes Barings considers relevant (i.e., with respect to the Research Provider’s capacity and competency to provide independent proxy voting advice or carry out voting instructions), and should consider whether the Research Provider appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders.

Other Considerations
There could be circumstances where Barings is unable or determines not to vote a proxy on behalf of its Clients. The following is a non-inclusive list of examples whereby Barings may decide not to vote proxies on behalf of its Clients:
•
The cost of voting a proxy for a foreign security outweighs the expected benefit to the Client, so long as refraining from voting does not materially harm the Client;

•
Barings is not given enough time to process the vote (i.e., receives a meeting notice and proxy from the issuer too late to permit voting);

•
Barings may hold shares on a company’s record date, but sells them prior to the company’s meeting date;

•
Barings has outstanding sell orders on a particular security and the decision to refrain from voting may be made in order to facilitate such sale;

•
The underlying securities have been lent out pursuant to a security lending program; or

•
The company has participated in share blocking, which would prohibit Barings ability to trade or loan shares for a period of time.

Administration of Proxy Voting
Barings has designated the Proxy Voting Team to ensure the responsibilities set forth in this Policy are satisfied.
Handling of Proxies
Proxy statements and ballots are typically routed directly to Barings’ proxy voting Service Provider. In the event that an Associate receives a proxy statement or ballot, the Associate should immediately forward the statement or ballot to the Proxy Voting Team who will record receipt of the proxy, route the materials for review, maintain a record of all action taken and process votes.
Voting of Proxies
Typically, Barings will vote all Client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendation or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Policy; or (ii) a Proxy Analyst determines that it is in the Clients’ best interests to vote against the Research Provider’s recommendation or Guidelines. In the event a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Voting Team will vote the proxy in accordance with the Proxy Analyst’s recommendation so long as (i) no other Proxy Analyst disagrees with such recommendation; and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Voting Team. If a Material Conflict is identified by a Proxy Analyst or the Proxy Voting Team, the proxy will be submitted to the GCC to determine how the proxy is to be voted in order to achieve the Clients’ best interests.
Pre-vote communications with proxy-solicitors are prohibited. In the event that a pre-vote communication occurs, it should be reported to the GCC, the relevant Head of Compliance and/or General Counsel prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to the relevant Head of Compliance and/or General Counsel, or the respective designees.
Oversight
Compliance will review the Policy at least annually and recommend any necessary changes to Barings’ GCC. Compliance or the GCC will be responsible for (i) approving proxy voting forms as needed; and (ii) reviewing and approving any proposed changes to disclosures. In addition to the above, the Proxy Voting Team will provide materials to the relevant Barings’ governance committees or Compliance on the following matters:
•
The extent to which potential credible factual errors, potential incompleteness, or potential methodological weaknesses in the Service Provider and or Research Provider (that Barings becomes aware of and deems relevant) are materially affecting the research or recommendations that Barings used or is using in voting;

•
Confirm to Compliance that it believes that Barings is casting votes on behalf of its clients consistently with the Policy.This confirmation will be based on the Proxy Voting Team, at least annually, sampling the proxy votes cast on behalf of its clients. The review will consist of sampling of proxy votes that relate to proposals that may require more issuer-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations) and providing the results of this testing to Compliance. Any identified issues will be escalated as necessary to the relevant governance committee;

•
Periodically reviewing the Service Provider’s guidelines used in the voting of proxies and notify the GCC of any material changes;

•
Confirm that Barings is casting votes when a conflict of interest exists in compliance with the Policy;

•
Escalating any issues relating to proxy voting identified during internal or external audits or assessments or reviews to Compliance and or the relevant governance committee; and

•
In circumstances where either the Proxy Voting Team has not provided a recommendation or has not contemplated an issue within its Guidelines and the proxy is analyzed on a case-by-case basis, or the matter subject to the proxy was contested or highly controversial, considering whether a higher degree of analysis was necessary to assess whether any votes cast on behalf of Barings’ clients were cast in the clients’ best interest will be presented to the GCC.

New Account Procedures
Investment management agreements generally delegate the authority to Barings to vote proxies in accordance with its Policy. In the event that an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the Client as to their voting preference. However, except for those jurisdictions where written explicit delegation is required such as Hong Kong, Taiwan and South Korea, when the Client does not provide written instructions as to their voting preference, Barings will assume proxy voting responsibilities. In the event that a Client makes a written request regarding proxy voting, Barings will vote as instructed.
Required Disclosures and Client Request for Information
Barings will include a summary of this Policy in the Form ADV Part 2A for its US registered investment advisers, as well as provide instructions as to how a Client may request a copy of this Policy and/or a record of how Barings voted the Client’s proxies. Requests will be directed to the Proxy Voting Team, who will provide the information to the appropriate client service representative in order to respond to the Client in a timely manner.
Conflict Resolution and Escalation Process
Associates should immediately report any issues they believe are a potential or actual breach of this Policy to their relevant business unit management and to the relevant Chief Compliance Officer (or relevant designee). The relevant Chief Compliance Officer (or relevant designee) will review the matter and determine whether the issue is an actual breach and whether to grant an exception, and/or the appropriate course of action. When making such determination, the relevant Chief Compliance Officer (or relevant designee) may, as part of his/her review, discuss the matter with relevant business unit management, members of the Senior Leadership Team, governance committees or other parties (i.e. legal counsel, auditor, etc.).
The relevant Compliance Department can grant exceptions to any provision of this Policy so long as such exceptions are consistent with the purpose of the Policy and applicable law, are documented and such documentation is retained for the required retention period. Any questions regarding the applicability of this Policy should be directed to the appropriate Compliance Department or the relevant Chief Compliance Officer (or relevant designee).
Books and Records Retained
The table below identifies each Record that is required to be retained as it relates to this Policy unless a different retention period is required by local regulations in the relevant jurisdiction. Records may be unique to the relevant jurisdiction or combined with records maintained by Barings. In order for Barings to retain each of the following records, all business should be conducted by Barings Associates on a Barings approved corporate device and/or by using an approved and supported Barings platform (e.g. mail system, social media account, recording technology, storage medium, trading platform, Barings supported application, etc.):
Description/Requirement	Barings Record	Creator	Owner	Retention Period	Source
The Compliance review and any approvals needed by GCC of Policy, proxy activity, and approval of Proxy Voting Forms	Compliance and GCC meeting materials	Proxy Voting Team and Compliance	GCC Representative	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers
Proxy statements, research, recommendations, and records of votes cast	Proxy Records	Service Provider or Proxy Voting Team	Service Provider or Proxy Voting Team	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers

Description/Requirement	Barings Record	Creator	Owner	Retention Period	Source
Proxy Voting Forms (including supporting documentation used in deciding how to vote)	Proxy Voting Forms	Proxy Voting Team and/or Proxy Analyst	Proxy Voting Team	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers
Client written requests for proxy voting information and responses thereto	Client Proxy Requests	Proxy Voting Team	Proxy Voting Team	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers
Form N-PX, for proxies voted on behalf of an investment company for which Barings serves as investment adviser and is responsible for making such filing on behalf of its Clients	Form N-PX	Proxy Voting Team	Legal Department	7 Years	Barings Policy requirement and Investment Advisers Act of 1940, Rule 206(4)‑6 for Barings US regulated Advisers Rule 30b1‑4
The Proxy Voting Policy, associated procedures and any amendments thereto	Proxy Voting Policy	Compliance Department	Compliance Department	7 Years	Barings Policy requirement
A copy of the Research Provider’s proxy voting guidelines	Research Provider’s Proxy Voting Guidelines	Research Provider	Proxy Voting Team	7 Years	Barings Policy requirement
Original Date of Policy:
October 2004 (Barings)
Last Review Date:
August 2024
Last Revision Date:
August 2023

INVESCO’S POLICY STATEMENT ON GLOBAL CORPORATE GOVERNANCE AND PROXY VOTING
Effective January 2025
I. Introduction

Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients.
A. Our Approach to Proxy Voting
Invesco understands proxy voting is an integral aspect of the investment management services it provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules-based, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B. Applicability of Policy
Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A and include Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd., Invesco Taiwan Limited, Invesco Real Estate Management S.à r.l. and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
Where our passively managed strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) (referred to as “passively managed accounts”) hold the same investments as our actively managed equity funds, voting decisions with respect to those accounts generally follow the voting decisions made by the largest active holder of the equity shares. Invesco refers to this approach as “Majority Voting.” This process of Majority Voting seeks to ensure that our passively managed accounts benefit from the engagement and deep dialogue of our active investment teams, which can benefit shareholders in passively managed accounts. Invesco will generally apply the majority holder’s vote instruction to these passively managed accounts. Where securities are held only in passively managed accounts and not owned in our actively managed accounts, the proxy will be generally voted in line with this Policy and internal proxy voting guidelines. Notwithstanding the above, investment teams of our passively managed accounts retain full discretion over proxy voting decisions to individually evaluate a specific proxy proposal or override Majority Voting and vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest which are discussed elsewhere in this Policy. To the extent our investment teams believe a specific proxy proposal requires enhanced analysis or if it is not covered by this Policy or internal guidelines, our investment teams will evaluate such proposal and execute the voting decision.

II. Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.
A. Oversight and Governance
Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, ESG and Government Affairs departments may also participate in Global IPAC meetings. The Director of Proxy Voting and Governance chairs the committee. The Global IPAC provides a forum for investment teams, in accordance with this Policy, to:
?
•
monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;

?
•
assist Invesco in meeting regulatory obligations;

?
•
review votes not aligned with our good governance principles; and

?
•
consider conflicts of interest in the proxy voting process.

In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.
B. The Proxy Voting Process
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.
Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. If necessary, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.

C. Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our investment teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm the related controls were in place and to provide reasonable assurance that the related controls operated effectively.
D. Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7) years. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
?
•
In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31st of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website https://vds.issgovernance.com/vds/#/MTAzOTcw.

?
•
To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

?
•
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code, found here: https://vds.issgovernance.com/vds/#/Mzk3MA==/. Additionally, in accordance with the European Shareholder Rights Directive and the European Fund and Asset Management Association Stewardship Code, Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.
?
•
In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year, found here: https://vds.issgovernance.com/vds/#/MTg2Mg==/.

?
•
In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code, found here: https://www.invesco.com/jp/ja/policies/proxy.html.

?
•
In India, Invesco publicly discloses our proxy votes quarterly, found here: https://www.invescomutualfund.com/about-us?tab=Statutory, in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014, and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

?
•
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.

?
•
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors, found here: https://www.invesco.com/tw/zh/footer/stewardship-code.html.

?
•
In Australia, Invesco publicly discloses a summary of its proxy voting record annually, found here: https://www.invesco.com/au/en/country-splash.html?src=%2Fau%2Fen%2FImportant-information-and-policies.html.

•
In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.

Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.
E. Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:
?
•
Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.

?
•
Some companies require a representative to attend shareholder meetings in person to vote a proxy, or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.

?
•
Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.

•
Invesco held shares on the record date but has sold them prior to the meeting date.

?
•
Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.

?
•
Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.

F. Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.
G. Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited, to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Proxy Voting and Governance team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that are held in client accounts.

Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
H. Voting Funds of Funds
Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:
?
•
When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.

?
•
When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.

?
•
For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.

?
•
For U.S. funds of funds where proportional voting is not required by law or regulation, shares of unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.

?
•
Non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-U.S. funds of funds in line with the firm level conflicts of interest process described above.

?
•
Where client or proprietary accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted in the same proportion as the votes of external shareholders of the underlying holding. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.

?
•
Unless it decides to solicit investor instructions, Invesco shall not vote the shares of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.

I. Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III. Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Proxy Voting and Governance team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different investment teams may vote differently on particular proxy votes for the same company. To the extent investment teams choose to vote a proxy in a way that is not aligned with the principles below, rationales are fully documented.
When evaluating proxy issues and determining how to cast our votes, Invesco’s investment teams may engage with companies in advance of shareholder meetings, and throughout the year. These meetings can be joint efforts between our global investment professionals.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are organized around six broad pillars:
A. Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
?
•
We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity (e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.

External auditor ratification and audit fees:
?
•
We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

?
•
We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.
Related-party transactions: Invesco will vote all related party transactions on a case-by-case basis. The vote analysis will consider the following factors, among others:
?
•
disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);

?
•
the transaction must be fair and appropriate, with a sound strategic rationale;

?
•
the company should provide an independent opinion either from the supervisory board or an external financial adviser;

?
•
minority shareholders’ interests should be protected; and

?
•
the transactions should be on an arm’s length basis.

Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
?
•
accept or approve a variety of routine reports; and

?
•
approve provisionary financial budgets and strategy for the current year.

B. Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
•
We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

•
We generally support proposals to decommission differentiated voting rights.

•
Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
•
We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

•
In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

?
•
We generally support proposals for the removal of anti-takeover provisions.

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights.
Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:
?
•
Ownership threshold: at least three percent (3%) of the voting power;

?
•
Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;

?
•
Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and

?
•
Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.

Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We will not support proposals to prohibit shareholders’ right to call special meetings.

Shareholder ability to act by written consent: Generally, assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:
?
•
Shareholders’ current right to call special meetings; and

?
•
Investor ownership structure.

Supermajority vote requirements: Generally, vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base; especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.
Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
•
We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).

•
Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:

(i)
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;

(ii)
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;

(iii)
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and

(iv)
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.

C. Board Composition and Effectiveness
Voting on director nominees in uncontested elections
Definition of independence: Invesco considers local market definitions of director independence, but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
•
We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

•
We will generally vote against non-independent directors serving on the audit committee.

•
We will generally vote against non-independent directors serving on the compensation committee.

•
We will generally vote against non-independent directors serving on the nominating committee.

•
In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
?
•
We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.

?
•
We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.

•
We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
?
•
We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.

?
•
We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: In our view, an effective board should be comprised of directors with a mix of skills, experience, tenure, and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, culture, age, perspectives and backgrounds. The board should reflect the diversity of the workforce, customers, and the communities in which a business operates. In our view, greater diversity in the boardroom contributes to robust challenge and debate, avoids groupthink, fosters innovation, and provides competitive advantage to companies. We consider diversity at the board level, within the executive management team and in the succession pipeline.
?
•
In markets where there are regulatory expectations, listing standards or minimum quotas for board diversity, Invesco will generally apply the same expectations. In all other markets, we will generally vote against the incumbent nominating committee chair of a board, or nearest equivalent, where a company failed to demonstrate improvements are being made to diversity practices for three or more consecutive years, recognizing that building a qualified and diverse board takes time.

Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a diversity of director viewpoints and experience. As stated above, an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
?
•
We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

?
•
We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

?
•
We will generally vote against the incumbent chair of the compensation committee, or nearest equivalent, if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two consecutive years.

?
•
We will generally vote against the incumbent compensation committee chair, or nearest equivalent, where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

?
•
Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.

Director indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.
Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
Director election process: Board members should generally stand for election annually and individually.
?
•
We will generally support proposals requesting that directors stand for election annually.

?
•
We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.

?
•
We will generally support shareholder proposals to repeal a classified board and elect all directors annually.

?
•
When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

?
•
Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.

Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective. We might oppose amendments to the board size, when such change is deemed diminishing of Invesco’s governance requirements such as an adequate level of independence and diversity on the board.
Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Voting on director nominees in contested elections
Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
D. Capitalization
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.
Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.
Stock splits: We will evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company’s long-term strategic goals.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
•
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

•
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

?
•
We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

E. Environmental, Social and Governance Risk Oversight
Director responsibility for risk oversight: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies it oversees. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
(i)
significant bribery, corruption or ethics violations;

(ii)
events causing significant climate-related risks;

?
(iii)
significant health and safety incidents; and/or

(iv)
failure to ensure the protection of human rights.

Reporting of financially material environmental, social and corporate governance (“ESG”) information: Companies should report on their ESG opportunities and risks where material to their business operations.
?
•
Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks aligned with applicable regional regulatory requirements. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris Agreement of 2015-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.

Shareholder proposals addressing environmental and social (“E&S”) issues: We recognize E&S shareholder proposals are nuanced and therefore, Invesco will analyze such proposals on a case-by-case basis. When considering such proposals, we will consider the following factors, among others: a company’s track record on E&S issues, the efficacy of the proposal’s request, whether the requested action is unduly burdensome, and whether we consider the adoption of such proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
Invesco may support shareholder resolutions requesting that specific actions be taken to address E&S issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues.
We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
F. Executive Compensation and Performance Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
(i)
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

(ii)
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

(iii)
vesting periods for long-term incentive awards are less than three years;

(iv)
the company “front loads” equity awards;

(v)
there are inadequate risk mitigating features in the program such as clawback provisions;

?
(vi)
excessive, discretionary one-time equity grants are awarded to executives; and/or

(vii)
less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally evaluate case-by-case proposals requiring shareholder ratification of senior executives’ severance agreements depending on whether the proposed terms and disclosure align with good market practice.
Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on egregious pay practices.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.à r.l.1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
OppenheimerFunds, Inc.
WL Ross & Co. LLC
*  Invesco entities with specific proxy voting guidelines
1  Invesco entities with specific conflicts of interest policies

THOMPSON, SIEGEL & WALMSLEY LLC
PROXY VOTING
Policy
Thompson, Siegel & Walmsley LLC (“TSW”) has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities consistent with the best economic interests of its clients. TSW maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy voting policies and practices in Form ADV Part 2A. In addition, we review our policies and practices no less than annually for adequacy; to make sure they have been implemented effectively, and to make sure they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients. Our policy and practice include the responsibility to monitor corporate actions and potential conflicts of interest, receive and vote client proxies, and make information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders, and reasonable care and diligence should be undertaken to ensure that such rights are properly exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which should include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser has proxy voting authority.
A related companion release by the SEC also adopted rule and form amendments under the Securities Act and Investment Company Act similar to the above which TSW complies with when acting as a sub-adviser to a mutual fund.
Responsibility
TSW’s Senior Compliance Officer (Proxy Coordinator) has the responsibility for the organization and monitoring of our Proxy Voting policy, practices, and recordkeeping. Implementation and disclosure, including outlining our voting guidelines in our procedures, is the responsibility of the CCO and Chief Operating Officer. TSW has retained the services of a third-party provider, Institutional Shareholder Services, Inc. (“ISS”) to assist with the proxy process. ISS is a Registered Investment Adviser under the Advisers Act. It is a leading provider of proxy voting and corporate governance services. ISS provides TSW proxy proposal research and voting recommendations and votes proxies on TSW’s behalf in accordance with ISS’s standard voting guidelines. Those guidelines cover the following areas:
•
Operational Issues

•
Board of Directors

•
Proxy Contests

•
Anti-takeover Defenses and Voting Related Issues

•
Mergers and Corporate Restructurings

•
State of Incorporation

?
•
Capital/Restructuring

?
•
Executive & Director Compensation

?
•
Social/Environmental Issues

•
Mutual Fund Proxies

TSW generally believes that voting proxies in a manner that is favorable to a business’s long-term performance and valuation is in its clients’ best interests. However, a uniform voting policy may not be in the best interest of all clients.

While TSW applies ISS’s standard policy guidelines to most clients, where appropriate we utilize ISS’s specialized, non-standard policy guidelines to meet specific client requirements.
TSW’s Proxy Coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general procedure regarding the voting of proxies is addressed below. For instances not directly addressed in this policy the Proxy Oversight Representative should act in accordance with the principles outlined in the SEC’s Guidance Regarding Proxy Voting Responsibilities of Investment Advisers issued in August 2019 and supplemental release in September 2020 in consultation with the Proxy Coordinator.
Procedure
TSW has adopted various procedures and internal controls to review, monitor and ensure the Firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedures
•
Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if TSW disagrees with the vote recommendation.

•
The Proxy Coordinator will monitor the voting process at ISS via ISS’s Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

•
For proxies not received by ISS, TSW and ISS will make a best effort attempt to receive ballots from the clients’ custodian prior to the vote cut-off date.

•
TSW is responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring. ISS will email TSW Compliance personnel to get approval when closing an account that was not directed by TSW.

•
The Chief Operating Officer (Proxy Oversight Representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email.

•
Investment teams should keep the Proxy Oversight Representative and Proxy Coordinator informed of material issues affecting pending or upcoming proxy votes. If the Proxy Oversight Representative and Proxy Coordinator become aware of additional information that would reasonably be expected to affect TSW’s vote, then this information should be considered prior to voting.

•
TSW has the ability to override ISS recommended vote instructions and will do so if believed to be in the best interest of the client. All changes are documented and coordinated between the Proxy Oversight Representative and/or Proxy Coordinator and the Portfolio Manager and/or Research Analyst. Changes generally occur as a result of TSW’s communication with issuer management regarding matters pertaining to securities held when the issuer questions or disputes ISS’s voting recommendation.

All proxies are voted solely in the best interest of clients on a best-efforts basis. Proactive communication takes place via regular communication with ISS’s Client Relations team.
Disclosure
TSW will provide conspicuously displayed information in its Disclosure Document summarizing this Proxy Voting policy, including a statement that clients may request information regarding how TSW voted a client’s proxies, and that clients may request a copy of these policies and procedures.
See Form ADV, Part 2A – Item 17– Voting Client Securities
Due to the SEC amendments to Form N-PX that require additional disclosures for proxy ballots issued on or after July 1, 2023 we have engaged ISS and will utilize their service to satisfy the requirements under this amendment. This amendment is new for investment managers and requires the reporting of how we voted on “say-on-pay matters.”
Client Requests for Information
•
All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator.

•
In response to any request, the Proxy Coordinator will prepare a response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how TSW voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines
•
TSW has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TSW will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, TSW will vote proxies in the best interests of each particular client according to the recommended election of ISS. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TSW’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•
ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors’ non-audit services.

•
ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.

•
In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

•
A complete summary of ISS’s U.S. and International voting guidelines is available at: https://www.issgovernance.com/policy

Forensic Testing Procedures
•
No less than quarterly, TSW’s Proxy Coordinator will review the ISS Proxy Exchange Master Account List to ensure all appropriate accounts are being voted.

•
TSW will conduct periodic tests to review proxy voting records and the application of general voting guidelines, especially in circumstances such as corporate events (e.g., mergers and acquisition transactions, dissolutions, conversions, consolidations, etc.) or contested director elections. Any matter warranting additional, often issuer-specific review will be escalated to the Portfolio Manager and Research Analyst as needed.

•
TSW occasionally communicates directly with issuer management regarding matters pertaining to securities held in the portfolio when it questions or disputes ISS’s voting recommendation.

Conflicts of Interest
•
TSW will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer.

•
If a material conflict of interest exists, the Proxy Coordinator will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.

•
TSW will maintain a record of the voting resolution of any conflict of interest.

•
ISS also maintains a Conflicts Policy which indicates how they address any potential conflicts of interest and is available at: https://www.issgovernance.com/compliance/due-diligence-materials

Practical Limitations Relating to Proxy Voting
TSW makes a best effort to vote proxies. In certain circumstances, it may be impractical or impossible for TSW to do so. Identifiable circumstances include:
•
Limited Value: Where TSW has concluded that to do so would have no identifiable economic benefit to the client-shareholder;

•
Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting;

•
Securities Lending: If securities are on loan on the record date, the client lending the security is not eligible to vote the proxy. Because TSW generally is not aware of when a security is on loan, we will not likely have the opportunity to recall the security prior to the record date; and

•
Failure to receive proxy statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Recordkeeping
TSW and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
•
These policies and procedures and any amendments;

•
Each proxy statement that ISS receives;

•
A record of each vote that ISS casts on behalf of TSW;

•
Any document ISS created that was material to making a decision regarding how to vote proxies, or that memorializes that decision; and

•
A copy of each client request for information on how ISS voted such client’s proxies (i.e., Vote Summary Report), and a copy of any response.

Due Diligence and Error Procedures
TSW will periodically perform due diligence on ISS, focusing on the following areas:
•
Adequacy of ISS’s staffing and personnel;

•
Adequacy/robustness of ISS’s Policies and Procedures and review of their policies for conflict issues;

•
Adequacy of control environment and operational controls of ISS (i.e., SSAE 18);

•
Review of any specific conflicts ISS may have with regard to TSW;

•
Review of ISS for any business changes that may affect services provided to TSW; and

•
Review quarterly reporting package provided by ISS and enhance this package as necessary for any additional information that is needed.

TSW will take the following steps should there ever be an issue/error that occurs with regard to its proxy voting responsibilities:
•
Follow up with ISS to determine the cause of and the details surrounding the issue;

•
Report back to the affected client immediately with such details and how the issue will be resolved;

•
Put additional controls in place if necessary, to prevent such issues from occurring in the future; and

•
Report back to the affected client with the final resolution and any remedial steps.

WELLINGTON MANAGEMENT COMPANY LLP
GLOBAL PROXY POLICY AND PROCEDURES
Introduction
Wellington Management Company LLP (“Welllington Management”) has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy-voting discretion.
The purpose of this document is to outline Wellington Management’s approach to executing proxy voting.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.
Statement of Policy
Wellington Management:
(1)
Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.

(2)
Seeks to vote proxies in the best financial interests of the clients for which we are voting.

(3)
Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.

Responsibility and Oversight
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.
Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.
We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.
Receipt of Proxy If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.

Reconciliation Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.
Proxy Voting Process Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material Conflict of Interest Identification and Resolution Processes Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending. Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share Blocking and Re-Registration. Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 15 September 2023

WELLINGTON MANAGEMENT
2023 Global Proxy Voting Guidelines
WELLINGTON’S PHILOSOPHY
Wellington Management are long-term stewards of clients’ assets and aim to vote proxies for which we have voting authority in the best interest of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders and while written to apply globally, we consider differences in local practice, cultures, and law to make informed decisions.
It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to deviate from the general direction set out below where doing so is judged to represent the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities is to support decisions that we believe will deliver sustainable, competitive investment returns for our clients.
The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.
Stewardship extends to any area that may affect the long-term sustainability of an investment, including the considerations of environmental, social, and governance (ESG) issues. Stewardship can be accomplished through research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos. Please refer to our Engagement Policy for more information on how engagement is conducted at Wellington.
OUR APPROACH TO VOTING
We vote proxies in what we consider to be the best interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s stewardship activities with regards to proxy voting and engagement practices.
Generally, issues which can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such proxy proposals on their merits and take voting action in a manner that best serves the interests of our clients. While manual votes are often resolved by ESG analysts, grounded in their sector and company research, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Consistent with our community-of- boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Robust voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
When voting on shareholder proposals, we consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we may provide clarification via direct engagement.
Please refer to our Global Proxy Policy and Procedures for further background on the process and governance of our voting approach.
Detailed below are the principles which we consider when deciding how to vote.

VOTING GUIDELINES
BOARD COMPOSITION AND ROLE OF DIRECTORS
Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy.
We consider shareholders’ ability to elect directors annually an important right and accordingly, generally support proposals to enable annual director elections and declassify boards.
We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on material issues. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support or have implemented poison pills without shareholder approval.
Time commitments
We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be over-stretched with multiple external directorships. We reserve the right to vote against directors when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own.
We consider the roles of board chair and chair of the audit committee as equivalent to an additional board seat when evaluating the overboarding matrix for non-executives. We may take into consideration that certain directorships, such as Special Purpose Acquisition Companies (SPACs) and investment companies, are usually less demanding.
Directors should also attend at least 75% of scheduled board meetings and we may vote against their re-election unless they disclose a valid reason.
Succession planning and board refreshment
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements.
We expect companies to refresh their board membership every five years and may vote against the chair of the nominating committee for failure to implement. We believe a degree of director turnover allows companies to strengthen board diversity and add new skillsets to the board to enhance their oversight and adapt to evolving strategies.
Boards should offer transparency around their process to evaluate director performance and independence, conducting a rigorous regular evaluation of the board, key committees as well as individual directors, which is responsive to shareholder input. We believe externally facilitated board evaluations may contribute to companies retaining an appropriate mix of skills, experience and diversity on their boards over time.
In certain markets companies are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards perform best when composed of an appropriate combination of executive and non-executive (in particular independent non-executive) directors to challenge and counsel management.
To determine appropriate minimum levels of board independence, we look to prevailing market best practices; two- thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board is less than one-third independent.
In addition to the overall independence at the board level, we also consider the independence of audit, compensation, and nominating committees. Where independence falls short of our expectations, we may withhold approval for non- independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for improved independence.
We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.

Board diversity
We believe boards which reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, diverse boardrooms encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.
We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. We expect for our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the composition of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.
We reserve the right to vote against the re-election of the Nominating/Governance Committee Chair when the board is not meeting local market standards from a diversity perspective or when the gender-diverse representation is below 20% at companies in major indices. Outside of these major indices and absent a market-defined standard, we may vote against the reelection of the Nominating/Governance Committee Chair where no gender-diverse directors are represented on a board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large cap and FTSE 100 companies that failed to appoint at least one director from a minority ethnic group and provide clear and compelling reason why it has been unable to do so. We will continue to engage on ethnic diversity of the board in other markets and may vote against the re-election of directors where we fail to see improvements.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of  “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
We generally support proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
COMPENSATION
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciation rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
We expect companies to disclose non-executive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best interest. We generally support proposals calling for shareholder ratification of severance arrangements.
Retirement bonuses (Japan)
Misaligned compensation which is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.

Claw-back policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust claw-back provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of claw back policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
SHAREHOLDER RIGHTS
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.
Multiple voting rights
We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders.
We generally prefer that companies dispense with dual-class share structures but we recognize that newly listed companies may benefit from a premium by building in some protection for founders for a limited time after their IPO. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within seven years of going public. We believe such sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes.
Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years.
Proxy access
We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the existing policy is already in-line with market norms.
Special meeting rights
We believe the right to call a special meeting is a shareholder right, and we will generally support such proposals to establish this right at companies that lack this facility. We will generally support proposals lowering thresholds where the current level exceeds 15% and the shareholder proposals calls for a 10%+ threshold, taking into consideration the make-up of the existing shareholder base and the company’s general responsiveness to shareholders. If shareholders are granted the right to call special meetings, we generally do not support written consent.

CAPITAL STRUCTURE AND CAPITAL ALLOCATION
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients.
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital allocation (Japan)
We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/Chair’s record.
Cross-shareholdings (Japan)
Cross-shareholdings reduce management accountability by creating a cushion of cross-over investor support. We may vote against the highest-ranking director up for re-election for companies where management has allocated a significant portion (20% or more) of net assets to cross-shareholdings. When considering this issue, we will take into account a company’s trajectory in reducing cross-shareholdings over time as well as legitimate business reasons given to retain specific shareholdings.
ENVIRONMENTAL TOPICS
We assess portfolio companies’ performance on environmental issues we deem to be material to long-term financial performance and communicate our expectations for best practice.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. Proxy voting is a key tool we use for managing climate risks, as part of our stewardship escalation process.
We expect companies facing material climate risks to have credible transition plans communicated using the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD). Appropriate reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate- related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies where climate plans and disclosures meaningfully lag our expectations for those companies.
Emissions disclosure
We encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions – upstream and downstream – with context and granularity from companies about the most significant Scope 3 sources, enhances our ability to evaluate investment risks and opportunities. We encourage companies to adopt emerging global standards for measurement and disclosure of emissions such as those being developed by the International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.
We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well- defined and attainable. We will generally vote against the re-election of the Chair of MSCI World companies, Climate Action 100+ companies, as well as companies assessed by the Transition Pathway Initiative (TPI) which do not disclose

Scope 1 and 2 emissions, have not made a commitment to do so in the next year and where emissions intensity is material. We will expand this expectation to large cap companies in Emerging Markets in 2024.
Net-zero targets
As an outcome of enterprise risk management and strategic planning to reduce the potential financial impacts of climate change, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long- term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net zero emissions by 2050 or sooner. For Climate Action 100+ companies we reserve the right to vote against the company chair where quantitative emission reduction targets have not been defined. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).
We generally support shareholder proposals asking for improved disclosure on climate risk management and we generally support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
Other environmental shareholder proposals
For other environmental proposals covering themes including biodiversity, natural capital, deforestation, water usage, (plastic) packaging as well as palm oil, we take a case-by-case approach and will generally support proposals calling for companies to provide disclosure where this is additive to the company’s existing efforts, the proposed information pertains to a material impact and in our view is of benefit to investors. When voting on any shareholder proposals, we consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue.
SOCIAL TOPICS
Corporate culture, human capital, and diversity, equity, & inclusion
Through engagement we emphasize to management the importance of how they invest in and cultivate their human capital to perpetuate a strong culture. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion. We value transparency and use of key performance indicators.
A well-articulated culture statement and talent attraction, retention and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and assess whether they are implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. One ongoing engagement issue that pertains to human capital management is diversity, equity, and inclusion. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity, equity, and inclusion (DEI) strategy that seeks to improve metrics over time and align management incentives accordingly. We expect companies in the US to publicly disclose their EEO-1 reporting and their strategy to create an inclusive, diverse, and equitable workplace. We see DEI practices as a material input to long-term performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is only possible when there is consistent, robust disclosure in place.
Gender and racial pay equity are important parts of our assessment of a company’s diversity efforts. Pay equity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to eliminate disparities and promote equal opportunities for women and minorities to advance to senior roles.

We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.
Stakeholders and risk management
In recent years, discourse on opioids, firearms, and sexual harassment has brought the potential for social externalities —the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management, including racial equity audits.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will generally support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Political contributions and lobbying
We generally support proposals asking for board oversight of a company’s political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist. In assessing shareholder proposals focused on lobbying, we also focus on the level of transparency of existing disclosures and whether companies clearly explain how they will respond if policy engagement of trade association membership to which they belong do not align with company policy.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION
Barings LLC
Baring International Investment Limited
The portfolio managers of the U.S. Government Money Market Fund are Adam Cash and Scott Simler.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Adam Cash
Registered investment companies**	2	$1,418 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	13	$10,339 million	0	$0
Scott Simler
Registered investment companies**	2	$1,418 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	15	$17,267 million	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the U.S. Government Money Market Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the U.S. Government Money Market Fund.
The portfolio managers of the Inflation-Protected and Income Fund are Rishi Kapur and Douglas Trevallion, II.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Rishi Kapur
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$0	0	$0
Douglas Trevallion, II
Registered investment companies**	7	$2,372 million	0	$0
Other pooled investment vehicles	1	$0.44 million	0	$0
Other accounts	38	$23,311 million	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the Inflation-Protected and Income Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of Inflation-Protected and Income Fund.
The portfolio managers of the Core Bond Fund are Stephen Ehrenberg, Rishi Kapur, Charles Sanford, and Douglas Trevallion, II.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Stephen Ehrenberg
Registered investment companies**	5	$1,184 million	0	$0
Other pooled investment vehicles	2	$184 million	0	$0
Other accounts	38	$49,745 million	0	$0
Rishi Kapur
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$0	0	$0
Charles Sanford
Registered investment companies**	4	$1,039 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	100	$75,942 million	0	$0
Douglas Trevallion, II
Registered investment companies**	7	$1,638 million	0	$0
Other pooled investment vehicles	1	$0.44 million	0	$0
Other accounts	38	$23,311 million	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the Core Bond Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Core Bond Fund.
The portfolio managers of the Diversified Bond Fund are Stephen Ehrenberg, Rishi Kapur, Charles Sanford, and Douglas Trevallion, II.

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Stephen Ehrenberg
Registered investment companies**	5	$2,084 million	0	$0
Other pooled investment vehicles	2	$184 million	0	$0
Other accounts	38	$49,745 million	0	$0
Rishi Kapur
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$0	0	$0
Charles Sanford
Registered investment companies**	4	$1,938 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	100	$75,942 million	0	$0
Douglas Trevallion, II
Registered investment companies**	7	$2,537 million	0	$0
Other pooled investment vehicles	1	$0.44 million	0	$0
Other accounts	38	$23,311 million	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the Diversified Bond Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Diversified Bond Fund.
Conflicts of Interest:
The potential for material conflicts of interest may exist as the members of the portfolio management team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Barings, BIIL, and/or an affiliate has an investment in one or more of such accounts. Barings and BIIL have identified (and summarized below) areas where material conflicts of interest are most likely to arise, and have adopted policies and procedures that they believe are reasonable to address such conflicts.
It is possible that an investment opportunity is suitable for more than one account managed by Barings, but is not available in sufficient quantities for all accounts to participate fully. Similarly, there can be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings, BIIL, or its affiliates a performance-based fee or the portfolio manager, Barings, BIIL, or an affiliate has an ownership or other economic interest in the account. Barings and BIIL have adopted a Global Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, to address the conflicts, Barings and BIIL have adopted a Global Side by Side Management and Other Conflicts Policy, which requires, among other things, that Barings and BIIL treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings and BIIL from favoring any particular advisory account as a result of the ownership or economic interests of Barings, BIIL, its affiliates, or employees in such advisory accounts. Any investment by a Barings or BIIL employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy.
Potential material conflicts of interest also arise related to the knowledge and timing of an account’s trades, investment opportunities, and broker or dealer selection. Barings and its portfolio managers have information about the size, timing, and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could cause a favored account to “front run” an account’s trade or sell short a security for an account immediately prior to another account’s sale of that security. To address these conflicts, Barings and BIIL have adopted policies and procedures, including a Global Short Sale Policy, which ensures that the use of short sales by Barings and BIIL is consistent with Barings’ and BIIL’s fiduciary obligations to each of its clients, a Global Side by Side Management and Other Conflicts Policy, which requires, among other things, that Barings and BIIL treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings and BIIL from favoring any particular account as a result of the ownership or economic interest of Barings, BIIL, its affiliates or employees, and a Global Code of Ethics Policy.
With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts they manage, Barings and BIIL determine which broker, dealer, or other counterparty to use to execute each order, consistent with their fiduciary duty to seek best execution of the transaction. Barings and BIIL manage certain accounts, however, for clients who limit their discretion with respect to the selection of counterparties or direct them to execute such client’s transactions through a particular counterparty. In these cases, trades for such an account in a particular security or other transaction can be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts. Placing separate transaction orders for a security or transaction can temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Barings and BIIL have adopted a Global Best Execution Policy and a Global Directed or Restricted Brokerage Policy.
A portfolio manager may also face other potential conflicts of interest in managing a fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both a fund and the other accounts listed above.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2024.
Compensation packages at Barings and BIIL are structured such that key professionals have a vested interest in the continuing success of each firm. Portfolio managers’ compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award. As part of each firm’s continuing effort to monitor retention, Barings and BIIL participate in annual compensation surveys of investment management firms to ensure that Barings’ and BIIL’s compensation are competitive with industry norms.
The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations, and budget constraints.
The annual bonus pool applies to all associates in the firm. Factors impacting the potential bonuses include but are not limited to:
i) investment performance of funds/accounts managed by a portfolio manager, ii) financial performance of Barings and BIIL, iii) client satisfaction, and iv) living the firm’s values. The short-term incentive is typically paid in February/March following the performance year for which the award is based.
Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula including Barings’ and BIIL’s overall earnings. A voluntary separation of service will generally result in a forfeiture of unvested long-term incentive awards.

Invesco Advisers, Inc.
Invesco Capital Management LLC
The portfolio managers of the Balanced Fund are Jeffrey Bennett, Matt Brill, Alessio de Longis, Pratik Doshi, Peter Hubbard, Michael D. Hyman, Michael Jeanette, Todd Schomberg, and Tony Seisser.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jeffrey Bennett
Registered investment companies**	8	$7,723.1 million	0	$0
Other pooled investment vehicles	38	$3,229.5 million	0	$0
Other accounts	14,772***	$3,248.8 million	0	$0
Matt Brill
Registered investment companies**	8	$16,281.2 million	0	$0
Other pooled investment vehicles	24	$29,580.9 million	0	$0
Other accounts	24***	$10,542.1 million	0	$0
Alessio de Longis
Registered investment companies**	17	$7,945.6 million	0	$0
Other pooled investment vehicles	40	$3,255.5 million	0	$0
Other accounts	14,377***	$3,201.3 million	0	$0
Pratik Doshi
Registered investment companies**	158	$242,659.4 million	0	$0
Other pooled investment vehicles	108	$30,472.3 million	0	$0
Other accounts	47	$59,059.4 million	0	$0
Peter Hubbard
Registered investment companies**	214	$295,810.6 million	0	$0
Other pooled investment vehicles	124	$34,642.0 million	0	$0
Other accounts	47	$59,059.4 million	0	$0
Michael D. Hyman
Registered investment companies**	8	$16,281.2 million	0	$0
Other pooled investment vehicles	26	$29,478.4 million	0	$0
Other accounts	12***	$3,811.5 million	0	$0
Michael Jeanette
Registered investment companies**	158	$242,659.4 million	0	$0
Other pooled investment vehicles	108	$30,472.3 million	0	$0
Other accounts	47	$59,059.4 million	0	$0
Todd Schomberg
Registered investment companies**	7	$14,556.6 million	0	$0
Other pooled investment vehicles	24	$29,580.9 million	0	$0
Other accounts	23***	$10,366.3 million	0	$0
Tony Seisser
Registered investment companies**	158	$242,659.4 million	0	$0
Other pooled investment vehicles	108	$30,472.3 million	0	$0

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Other accounts	47	$59,059.4 million	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the Balanced Fund.

***
These are accounts of individual investors for which Invesco Advisers provides investment advice. Invesco Advisers offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Balanced Fund.
The portfolio managers of the Small Cap Opportunities Fund are Joy Budzinski, Magnus Krantz, Raman Vardharaj, Adam Weiner, and Matthew P. Ziehl.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Joy Budzinski
Registered investment companies**	6	$7,394.6 million	0	$0
Other pooled investment vehicles	1	$87.2 million	0	$0
Other accounts	39***	$10.6 million	0	$0
Magnus Krantz
Registered investment companies**	8	$11,659.9 million	0	$0
Other pooled investment vehicles	1	$87.2 million	0	$0
Other accounts	39***	$10.6 million	0	$0
Raman Vardharaj
Registered investment companies**	6	$9,176.0 million	0	$0
Other pooled investment vehicles	1	$87.2 million	0	$0
Other accounts	39***	$10.6 million	0	$0
Adam Weiner
Registered investment companies**	5	$5,933.7 million	0	$0
Other pooled investment vehicles	1	$87.2 million	0	$0
Other accounts	378***	$219.5 million	0	$0
Matthew P. Ziehl
Registered investment companies**	5	$5,933.7 million	0	$0
Other pooled investment vehicles	1	$87.2 million	0	$0
Other accounts	378***	$219.5 million	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the Small Cap Opportunities Fund.

***
These are accounts of individual investors for which Invesco Advisers provides investment advice. Invesco Advisers offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Small Cap Opportunities Fund.
The portfolio manager of the Global Fund is John Delano.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
John Delano
Registered investment companies**	8	$16,256.9 million	0	$0
Other pooled investment vehicles	9	$1,884.5 million	0	$0
Other accounts	3***	$20.0 million	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the Global Fund.

?
***
These are accounts of individual investors for which Invesco Advisers provides investment advice. Invesco Advisers offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Ownership of Securities:
As of September 30, 2024, the portfolio manager did not own any shares of the Global Fund.
Conflicts of Interest:
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco Advisers and ICM seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other funds and/or accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco Advisers and ICM have adopted procedures for allocating portfolio transactions across multiple accounts.

•
Invesco Advisers and ICM determine which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain funds and/or accounts (such as mutual funds for which Invesco Advisers or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Advisers and ICM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund and/or account in a particular security may be placed separately from, rather than aggregated with, other funds and/or accounts.

Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.
?
•
The appearance of a conflict of interest may arise where Invesco Advisers and ICM have an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

?
•
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing fund and an affiliated underlying fund in which the investing fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying fund, potentially for a prolonged period of time, which may adversely affect the investing fund.

Invesco Advisers and ICM have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2024.
Invesco Advisers and ICM seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity, and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco Advisers and ICM evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
Base Salary
Each portfolio manager is paid a base salary. In setting the base salary, Invesco Advisers’ and ICM’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
Annual Bonus
The portfolio managers are eligible, along with other employees of Invesco Advisers or ICM, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management, and teamwork).
Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1
Sub-Adviser	Performance time period 1
Invesco Advisers 2	One-, Three-, and Five-year performance against fund peer group.
ICM 2, 3	Not applicable

1
Rolling time periods based on calendar year-end.

2
Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

3
Portfolio Managers for ICM base their bonus on Invesco Advisers results as well as overall performance of ICM.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
With respect to ICM, there is no policy regarding, or agreement with, the portfolio managers or any other senior executive of ICM to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio managers.
Deferred/Long Term Compensation.   Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual fund deferral awards or long-term equity awards. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both fund deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements.   Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Thompson, Siegel & Walmsley LLC
The portfolio manager of the International Equity Fund is Brandon H. Harrell.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brandon H. Harrell
Registered investment companies**	6	$7,837.6 million	0	$0
Other pooled investment vehicles	5	$1,920.3 million	0	$0
Other accounts	11	$3,585.6 million	0	$0

?
*
The information provided is as of September 30, 2024.

**
Does not include the International Equity Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio manager did not own any shares of the International Equity Fund.
Conflicts of Interest:
Policy
All TSW associates have a duty to act for the benefit of the firm’s clients and to act on clients’ behalf before taking action in the interest of TSW or any of its associates.
Background
As a SEC registered adviser, TSW and its associates are subject to various requirements under the Advisers Act and rules adopted thereunder. These requirements include various anti-fraud provisions which make it unlawful for advisers to engage in any activities which may be fraudulent, deceptive, or manipulative.
TSW has a fiduciary responsibility to its advisory clients and as such has a duty of loyalty to act in utmost good faith, place its clients’ interests first and foremost, and to make full and fair disclosure of all material facts and, information as to potential and/or actual conflicts of interests.
Responsibility
TSW’s CCO has the responsibility for implementing and monitoring TSW’s Conflicts of Interest policy for content and accuracy.
Procedure
TSW has identified several potential conflicts of interest and adopted various procedures and internal controls to review, monitor, and ensure the firm’s Conflicts of Interest policy is observed, implemented properly, and amended or updated, as appropriate. TSW has identified the following potential conflicts and the specific Policy, ADV disclosure, or reference in the Associates Manual which addresses the conflict:
•
Trade allocation/rotation favoring proprietary accounts and/or TSW clients with higher fee schedules. TSW’s proprietary accounts and client accounts with higher fee schedules will participate in bunched trades when appropriate, on an equal basis, with other TSW clients. This is disclosed in TSW’s Form ADV. TSW’s policies are designed to ensure equitable treatment of all clients’ orders and details may be found in:

■
Side-by-Side Management policy
■
Trading policy –Trade Rotation & Allocation of Bunched Trades

■
Form ADV, Part 2A - Item 6 – Performance-Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices – Bunched Trades/Block Trades and Partial Fill Process

•
IPO allocation favoring proprietary accounts or TSW clients with higher fee schedules or performance-based fees. TSW’s allocation policies are designed to ensure equitable treatment of all clients’ orders participating in IPOs. TSW’s four factor screening process generally requires at least three years of financial history prior to being considered for purchase which makes it less likely that a security would be introduced into a client’s account under an IPO.

■
Side-by-Side Management policy
■
Trading policy-Initial Public Offerings (IPOs)
■
Form ADV, Part 2A - Item 6 – Performance-Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices – Bunched Trades/Block Trades and Partial Fill Process

•
Trading with an affiliate could be a conflict of interest. TSW has developed an Affiliates policy that addresses this issue and precludes TSW from trading with its affiliates. The Director of Trading and Compliance has responsibility for overseeing all firm trading activity to ensure TSW does not trade with its affiliates.

■
Affiliates policy
■
Form ADV, Part 2A – Item 10 – Other Financial Industry Activities and Affiliations
?
•
TSW may have a conflict from specific proxy voting issues. TSW’s Proxy Voting policy addresses potential conflicts of interest by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business, or personal relationship with the issuer, where a conflict might exist. If TSW determines that a material conflict exists, TSW will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.

■
Proxy Voting policy
■
Form ADV, Part 2A – Item 17 - Voting Client Securities
•
Soft Dollar transactions benefit TSW’s research effort by allocating a portion of client’s trade commissions to brokers with whom TSW has a commission sharing arrangement (“CSA”). TSW’s Soft Dollar Policy is designed to ensure that all research and brokerage services are qualified under the eligibility guidelines of Section 28(e) of the Securities Exchange Act of 1934. All new research or brokerage services and any amendments to existing services are documented in writing. TSW’s Trade Management Oversight Committee has the responsibility to review overall trading and transaction costs.

■
Soft Dollar policy
■
Form ADV, Part 2A – Item 12 – Brokerage Practices – Soft Dollars
•
The ability of alternative strategies to short securities held in TSW long-only strategies could find TSW’s clients at odds with one another. TSW’s Trading policy addresses this conflict by allowing certain strategies to short securities held in long only strategies with a minimum market capitalization of  $10 billion. Rules are written and tested in the trading system, Charles River (“CRD”), to monitor this requirement.

■
Side-by-Side Management policy
■
Trading policy
■
Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices

•
Favoring investment strategies/accounts in which TSW has additional financial interest other than standard fees (some pooled vehicles and performance-based fee accounts). TSW’s Trading policies, including allocation procedures, are designed to ensure all strategies and accounts are treated fairly. Various restrictions are placed in

CRD and tests are performed to ensure accounts in which TSW has a potentially more favorable financial interest do not take advantage of that position.
■
Side-by-Side Management policy
■
Trading policy – Other Trading Considerations
■
Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-by-Side Management
■
Form ADV, Part 2A – Item 10 – Other Financial Industry Activities and Affiliations
•
TSW associates’ personal trading and the potential use of inside information can create conflicts but are subject to the TSW Code of Ethics and Personal Securities Transactions & Records policy. TSW associates are required to pre-clear personal securities transactions as required by the Code of Ethics and transactions are monitored to ensure no associate takes advantage of any TSW client trades.

■
Personal Securities Transactions & Records policy
■
Code of Ethics
■
Form ADV, Part 2A –Item 11 – Code of Ethics
?
•
Portfolio Manager compensation could present a portfolio manager an opportunity to advantage one client or a strategy over another if his/her compensation was so incentivized. TSW’s compensation strategy addresses this potential conflict by providing competitive base salaries commensurate with an individual’s responsibility and providing incentive bonus awards that may significantly exceed base salary. Annually, the TSW Compensation Committee is responsible for determining the discretionary bonus, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation include: overall firm success, investment team performance, and individual contribution. A portion of the bonus (up to 35%) may be deferred into Perpetual stock, TSW Funds, or a combination of the two.

•
Side-by-side management, where a portfolio manager is responsible for managing multiple strategies/accounts, could present instances where a portfolio manager may devote unequal time and attention to an account or strategy. TSW acknowledges that some of its portfolio managers have input to multiple strategies and client accounts. TSW feels it has addressed this specific potential conflict by adopting Side-By Side Management and Trading Policies.

■
Side-by-Side Management policy
■
Trading policy
■
Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-By-Side Management and Item 12 – Brokerage Practices

•
While acceptable to the SEC, paying for client referrals can result in a conflict of interest. TSW Compliance reviews and approves paid relationships with Promoters (under SEC Rule 206(4)-1 (Marketing Rule)). TSW has incorporated policies and procedures into its Marketing policy to prevent any conflict of interest.

■
Marketing Rule
■
Form ADV, Part 2A – Item 14 – Client Referrals and Other Compensation
?
•
Some of TSW’s related persons are managing members of pooled vehicles and as such, TSW is deemed to have custody of the assets of those vehicles, which presents an opportunity for a conflict of interest. To prevent any conflict, TSW has a third-party administrator provide monthly reports and annually requires the pooled vehicles to be audited by a Public Company Account Oversight Board (“PCAOB”) approved auditor, who distributes the audited financial statements to investors.

■
Custody policy
■
Form ADV, Part 2A – Item 15 – Custody
•
The exchange of gifts and entertainment to or from clients or other business associates could influence a TSW associate to improperly favor such clients or other business associates in violation of the associate’s fiduciary duties. TSW associates are subject to its Code of Ethics which requires all associates to identify any gifts given or received in their quarterly compliance reporting. TSW associates are limited to receipt of gifts given or received valued at $100 and entertainment given or received valued at $250, unless approved as an exception by the CCO or a member of the TSW Executive Committee that is not otherwise prohibited under applicable rules. Please note that entertainment can be either in-person or virtual.
■
Code of Ethics
■
Form ADV, Part 2A – Code of Ethics
While TSW has recognized the conflicts summarized above, it realizes that it cannot identify all possible conflicts that exist or may arise in its business. Regardless of the ability to identify all conflicts, it has been emphasized to all TSW associates through its policies and procedures, Code of Ethics, and annual training to act in utmost good faith, place its clients’ interests first and foremost, and to make full and fair disclosure of all material facts and information as to potential and/or actual conflicts of interests. Form CRS contains additional, summary disclosures regarding TSW’s conflicts of interest.
Compensation:
The discussion below describes the portfolio manager’s compensation as of September 30, 2024.
TSW believes the firm’s compensation structure is competitive within the industry, both nationally and regionally. The Portfolio Manager for the International Equity Fund is Brandon H. Harrell. Mr. Harrell is considered a key employee and is subject to the following compensation description:
TSW’s compensation strategy is to provide competitive base salaries commensurate with an individual’s responsibility and provide incentive bonus awards that may significantly exceed base salary. Annually, the TSW Compensation Committee is responsible for determining the discretionary bonuses, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation include: overall firm success, investment team performance, and individual contribution. A portion of the bonus (up to 35%) may be deferred into TSW Funds, Perpetual stock, or a combination of the two.

Wellington Management Company LLP
The portfolio managers of the Disciplined Growth Fund are Matt J. Kyller and Tom S. Simon.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Matt J. Kyller
Registered investment companies**	7	$1,326,801,018	0	$0
Other pooled investment vehicles	10	$776,266,006	1	$660,734,617
Other accounts	0	$0	0	$0
Tom S. Simon
Registered investment companies**	11	$12,430,544,321	0	$0
Other pooled investment vehicles	15	$778,932,492	1	$660,734,617
Other accounts	3	$1,788,184,291	0	$0

?
*
The information provided is as of September 30, 2024.

?
**
Does not include the Disciplined Growth Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio managers did not own any shares of the Disciplined Growth Fund.
The portfolio manager of the International Equity Fund is Peter C. Fisher.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Peter C. Fisher
Registered investment companies**	8	$65,105,879,098	2	$55,178,797,707
Other pooled investment vehicles	5	$492,354,491	1	$82,205,674
Other accounts	15	$2,320,439,792	2	$363,040,649

?
*
The information provided is as of September 30, 2024.

**
Does not include the International Equity Fund.

Ownership of Securities:
As of September 30, 2024, the portfolio manager did not own any shares of the International Equity Fund.
Conflicts of Interest:
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to that of the relevant Fund.
The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Fisher, Kyller, and Simon also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with Wellington Management’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation:
Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and MML Advisers on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended September 30, 2024.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Investment Professional is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Fisher and Simon are Partners.
Fund	Benchmark and/or Peer Group
Disciplined Growth Fund	Russell 1000 Growth Index
International Equity Fund	MSCI EAFE Index
PREMSAI-25-00

MASSMUTUAL SELECT FUNDS

PART C.
OTHER INFORMATION

Item 15.	Indemnification

Article VIII, Sections 1, 2, 3, 4, and 5 of the Amended and Restated Agreement and Declaration of Trust of the MassMutual Select Funds (the “Trust” or “Registrant”), which is incorporated by reference to Exhibit A(1) of the Trust’s Post-Effective Amendment No. 65 to the Registration Statement filed via EDGAR on February 1, 2012, provide as follows with respect to indemnification of the Trustees and officers of the Trust against liabilities which may be incurred by them in such capacities:

Amended and Restated Declaration of Trust

Section 1. Trustees, Officers, Etc. The Trust shall indemnify every person who is or has been a Trustee or officer (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil, criminal, or other, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the disinterested Trustees to take final action on the consideration of such approval within 60 days of a request thereof by a Covered Person), or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (which opinion the Trustees shall use reasonable diligence to obtain within 60 days of a request therefor by a Covered Person). Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 3. Rebuttable Presumption. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (a) or (b) of Section 2 of this Article VIII, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 4. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Section 5. No Presumption. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a Covered Person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person’s conduct was lawful.

Trustees and officers of the Trust are also indemnified by MassMutual pursuant to its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers the Trust’s Trustees and officers, consists of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of the Trust against liability from shareholder derivative and similar lawsuits which are not indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of the Trust or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits
(1)	Amended and Restated Agreement and Declaration of Trust of the Trust dated November 21, 2011 (26).
(2)	Amended and Restated Bylaws of the Trust dated April 30, 2021 (53).
(3)	Not applicable.
(4)	Form of Agreement and Plan of Reorganization is filed herein as Exhibit (4).
(5)	Please refer to Article V of the Trust’s Amended and Restated Agreement and Declaration of Trust (See Exhibit (1)).
(6)(a)	Investment Management Agreement between the Trust and Massachusetts Mutual Life Insurance Company (“MassMutual”) (assigned to MML Investment Advisers, LLC (“MML Advisers”) on April 1, 2014) relating to the MassMutual Select PIMCO Total Return Fund (also previously known as the MassMutual Select Total Return Bond Fund and now known as the MassMutual Total Return Bond Fund) dated as of November 21, 2011 (26).
(6)(b)	Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select PIMCO Total Return Fund (also previously known as the MassMutual Select Total Return Bond Fund and now known as the MassMutual Total Return Bond Fund) dated as of June 1, 2012 (28).
(6)(c)	Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select PIMCO Total Return Fund (also previously known as the MassMutual Select Total Return Bond Fund and now known as the MassMutual Total Return Bond Fund) dated as of January 1, 2016 (39).
6(d)	Amendment Three to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select PIMCO Total Return Fund (also previously known as the MassMutual Select Total Return Bond Fund and now known as the MassMutual Total Return Bond Fund) dated as of June 1, 2016 (40).
(6)(e)	Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Diversified Value Fund (now known as MassMutual Diversified Value Fund) dated as of November 21, 2011 (26).
(6)(f)	Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Diversified Value Fund (now known as MassMutual Diversified Value Fund) dated as of June 1, 2012 (28).
(6)(g)	Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Focused Value Fund (also previously known as the MassMutual Select Equity Opportunities Fund and now known as the MassMutual Equity Opportunities Fund) dated as of November 21, 2011 (26).
(6)(h)	Investment Subadvisory Agreement between MML Advisers and Metropolitan West Asset Management, LLC relating to the MassMutual Select Total Return Bond Fund (now known as the MassMutual Total Return Bond Fund) dated as of November 19, 2014 (35).
(6)(i)	Amendment One to Investment Subadvisory Agreement between MML Advisers and Metropolitan West Asset Management, LLC relating to the MassMutual Select Total Return Bond Fund (now known as the MassMutual Total Return Bond Fund) dated as of May 1, 2021 (53).

(6)(j)	Investment Subadvisory Agreement between MML Advisers and Brandywine Global Investment Management, LLC relating to the MassMutual Select Diversified Value Fund (now known as the MassMutual Diversified Value Fund) dated as of July 31, 2020 (51).
(6)(k)	Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Equity Opportunities Fund (now known as the MassMutual Equity Opportunities Fund) dated as of March 28, 2017 (43).
(6)(l)	Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Equity Opportunities Fund (now known as the MassMutual Equity Opportunities Fund) dated as of March 28, 2017 (43).
(6)(m)	Amendment One to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Equity Opportunities Fund (now known as the MassMutual Equity Opportunities Fund) dated as of October 1, 2017 (44).
(6)(n)	Amendment Two to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Equity Opportunities Fund (now known as the MassMutual Equity Opportunities Fund) dated as of January 1, 2019 (48).
(6)(o)	Instrument of Assignment between MassMutual and MML Advisers (34).
(7)(a)	Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of February 6, 2006 (3).
(7)(b)	Schedule A to the Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of February 1, 2023 (56).
(8)	Amended and Restated Deferred Compensation Plan for Trustees of Registrant dated as of January 1, 2009 (10).
(9)(a)	Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street Bank and Trust Company (“State Street”) dated as of January 1, 2008 (8).
(9)(b)	Second Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of January 1, 2011 (23).
(9)(c)	Third Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of September 16, 2013 (32).
(9)(d)	Fourth Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of April 1, 2014 (34).
(9)(e)	Sixth Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of December 1, 2021 (53).
(9)(f)	Appendix A to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of April 25, 2025 is filed herein as Exhibit (9)(f).
(9)(g)	Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street dated as of January 1, 2008 (46).

(9)(h)	Second Amendment to the Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street dated as of December 1, 2021 (53).
(9)(i)	Appendix A to the Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street dated as of April 25, 2025 is filed herein as Exhibit (9)(i).
(10)(a)	Amended and Restated Rule 12b-1 Plan dated as of February 13, 2014 (34).
(10)(b)	Amended Exhibit A to the Amended and Restated Rule 12b-1 Plan dated as of February 1, 2023 (56).
(10)(c)	Amended and Restated Rule 18f-3 Plan dated as of June 17, 2020, as amended February 1, 2024 (57).
(11)	Opinion and consent of Ropes & Gray LLP is filed herein as Exhibit (11).
(12)	Opinion of Ropes & Gray LLP with respect to tax matters, to be filed by post-effective amendment.
(13)(a)	Second Amended, Restated and Consolidated Transfer Agency and Service Agreement between the Trust and State Street dated as of April 1, 2014 (34).
(13)(b)	Side Letter to the Second Amended, Restated and Consolidated Transfer Agency and Service Agreement between the Trust and State Street dated as of June 7, 2017 (43).
(13)(c)	Supplement to the Second Amended, Restated and Consolidated Transfer Agency and Service Agreement between the Trust and State Street dated as of September 5, 2018 (48).
(13)(d)	First Amendment to the Second Amended, Restated and Consolidated Transfer Agency and Service Agreement between the Trust and State Street dated as of October 16, 2021 (53).
(13)(e)	Appendix A to the Second Amended, Restated and Consolidated Transfer Agency and Service Agreement between the Trust and State Street dated as of February 1, 2023 (56).
(13)(f)	Amended and Restated Administrative and Shareholder Services Agreement between the Trust and MML Advisers dated as of April 1, 2014 (34).
(13)(g)	Amendment to the Amended and Restated Administrative and Shareholder Services Agreement between the Trust and MML Advisers dated as of November 29, 2017 (46).
(13)(h)	Amendment to the Amended and Restated Administrative and Shareholder Services Agreement between the Trust and MML Advisers dated as of February 1, 2024 (58).
(13)(i)	Sub-Administration Agreement between MML Advisers and State Street dated as of April 1, 2014 (34).
(13)(j)	Amendment 1 to the Sub-Administration Agreement between MML Advisers and State Street dated as of July 14, 2015 (37).
(13)(k)	Amendment 3 to the Sub-Administration Agreement between MML Advisers and State Street dated as of December 13, 2018 (52).
(13)(l)	Amendment 5 to the Sub-Administration Agreement between MML Advisers and State Street dated as of December 1, 2021 (53).
(13)(m)	Amendment 6 to the Sub-Administration Agreement between MML Advisers and State Street dated as of January 1, 2025 (58).

(13)(n)	Letter Agreement to the Sub-Administration Agreement between MML Advisers and State Street dated as of December 23, 2020 (52).
(13)(o)	Appendix A to the Sub-Administration Agreement between MML Advisers and State Street dated as of April 25, 2025 is filed herein as Exhibit (13)(o).
(13)(p)	Sub-Administrative Services Agreement between MML Advisers and MassMutual dated as of April 1, 2014 (35).
(13)(q)	Amendment Six to the Sub-Administrative Services Agreement between MML Advisers and MassMutual dated as of February 1, 2024 (57).
(13)(r)	Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of July 31, 2012 (46).
(13)(s)	First Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of August 15, 2012 (46).
(13)(t)	Eighth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of August 10, 2016 (46).
(13)(u)	Eleventh Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of December 8, 2017 (46).
(13)(v)	Fifteenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of April 4, 2019 (49).
(13)(w)	Seventeenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of June 29, 2020 (51).
(13)(x)	Nineteenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of December 1, 2021 (53).
(13)(y)	Twentieth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of July 1, 2024 (58).
(13)(z)	Twenty-First Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of April 25, 2025 is filed herein as Exhibit (13)(z).
(13)(aa)	Master Repurchase Agreement between the Trust and State Street dated as of January 1, 2008 (46).
(13)(bb)	First Amendment to the Master Repurchase Agreement between the Trust and State Street dated as of November 25, 2014 (46).
(13)(cc)	Second Amendment to the Master Repurchase Agreement between the Trust and State Street dated as of September 20, 2016 (46).
(13)(dd)	Third Amendment to the Master Repurchase Agreement between the Trust and State Street dated as of November 1, 2021 (53).
(13)(ee)	Schedule VII.A to the Master Repurchase Agreement between the Trust and State Street dated as of February 1, 2024 (58).
(13)(ff)	Fixed Income Clearing Corporation Sponsored Membership Agreement between the Trust, on behalf of each Fund, the Fixed Income Clearing Corporation, and State Street dated as of October 10, 2017 (46).
(13)(gg)	Amended and Restated Reimbursement and Security Agreement between the Trust and State Street dated as of December 1, 2021 (53).

(13)(hh)	FATCA Support Services Agreement between the Trust and State Street dated as of March 2, 2015 (46).
(13)(ii)	First Amendment to the FATCA Support Services Agreement between the Trust and State Street dated as of October 16, 2021 (54).
(13)(jj)	Appendix A to the FATCA Support Services Agreement between the Trust and State Street dated as of February 1, 2023 (56).
(13)(kk)	Expense Limitation Agreement between the Trust and MML Advisers with respect to the MassMutual Total Return Bond Fund, dated as of February 1, 2025 (58).
(14)	Consent of Deloitte & Touche LLP relating to the Trust and MassMutual Premier Funds is filed herein as Exhibit (14).
(15)	Not applicable.
(16)	Power of Attorney is filed herein as Exhibit (16).
(17)	Not applicable.
(1)	Intentionally omitted.
(2)	Intentionally omitted.
(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 to the Registration Statement filed via EDGAR on March 31, 2006.
(4)	Intentionally omitted.
(5)	Intentionally omitted.
(6)	Intentionally omitted.
(7)	Intentionally omitted.
(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on January 25, 2008.
(9)	Intentionally omitted.
(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to the Registration Statement filed via EDGAR on January 26, 2009.
(11)	Intentionally omitted.
(12)	Intentionally omitted.
(13)	Intentionally omitted.
(14)	Intentionally omitted.
(15)	Intentionally omitted.

(16)	Intentionally omitted.
(17)	Intentionally omitted.
(18)	Intentionally omitted.
(19)	Intentionally omitted.
(20)	Intentionally omitted.
(21)	Intentionally omitted.
(22)	Intentionally omitted.
(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 60 to the Registration Statement filed via EDGAR on June 20, 2011.
(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 62 to the Registration Statement filed via EDGAR on October 7, 2011.
(25)	Intentionally omitted.
(26)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 65 to the Registration Statement filed via EDGAR on February 1, 2012.
(27)	Intentionally omitted.
(28)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 70 to the Registration Statement filed via EDGAR on July 25, 2012.
(29)	Intentionally omitted.
(30)	Intentionally omitted.
(31)	Intentionally omitted.
(32)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 to the Registration Statement filed via EDGAR on September 16, 2013.
(33)	Intentionally omitted.
(34)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 79 to the Registration Statement filed via EDGAR on April 1, 2014.
(35)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 81 to the Registration Statement filed via EDGAR on January 30, 2015.
(36)	Intentionally omitted.
(37)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 to the Registration Statement filed via EDGAR on September 9, 2015.
(38)	Intentionally omitted. (39)Intentionally omitted.
(40)	Intentionally omitted.

(41)	Intentionally omitted.
(42)	Intentionally omitted.
(43)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 to the Registration Statement filed via EDGAR on October 27, 2017.
(44)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 97 to the Registration Statement filed via EDGAR on December 1, 2017.
(45)	Intentionally omitted.
(46)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 to the Registration Statement filed via EDGAR on January 31, 2018.
(47)	Intentionally omitted.
(48)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 to the Registration Statement filed via EDGAR on January 31, 2019.
(49)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 105 to the Registration Statement filed via EDGAR on December 3, 2019.
(50)	Intentionally omitted.
(51)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to the Registration Statement filed via EDGAR on December 3, 2020.
(52)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 109 to the Registration Statement filed via EDGAR on January 29, 2021.
(53)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed via EDGAR on December 3, 2021.
(54)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 to the Registration Statement filed via EDGAR on January 31, 2022.
(55)	Intentionally omitted.
(56)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed via EDGAR on January 31, 2023.
(57)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 114 to the Registration Statement filed via EDGAR on February 2, 2024.
(58)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 to the Registration Statement filed via EDGAR on January 31, 2025.
Item 17.	Undertakings
(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3)	The undersigned Registrant agrees to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this registration statement within a reasonable time after receipt of such opinion.
(4)	The undersigned Registrant agrees to file any additional material contracts of the Registrant with an amendment to this registration statement within a reasonable time after the execution of such contracts.

NOTICE

A copy of MassMutual Select Funds’ Amended and Restated Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Springfield and Commonwealth of Massachusetts, on the 5th day of June, 2025.

MassMutual Select Funds	By:	/s/ Douglas Steele
Registrant		Douglas Steele
President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities as indicated as of the 5th day of June, 2025.

Signature	Title

*	President
Douglas Steele	(Principal Executive Officer)

*	Chief Financial Officer and Treasurer
Renée Hitchcock	(Principal Financial Officer)

*	Chairperson and Trustee
Susan B. Sweeney

*	Trustee
Nabil N. El-Hage

*	Trustee
Maria D. Furman

*	Trustee
Paul LaPiana

*	Trustee
R. Bradford Malt

*	Trustee
C. Ann Merrifield

*	Trustee
Clifford M. Noreen

*	Trustee
Cynthia R. Plouché

*	Trustee
Jason J. Price

*By:	/s/ Andrew M. Goldberg
Andrew M. Goldberg
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit
(4)	Form of Agreement and Plan of Reorganization
(9)(f)	Appendix A to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street
(9)(i)	Appendix A to the Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street
(11)	Opinion and consent of Ropes & Gray LLP
(13)(o)	Appendix A to the Sub-Administration Agreement between MML Advisers and State Street
(13)(z)	Twenty-First Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street
(14)	Consent of Deloitte & Touche LLP relating to the Trust and MassMutual Premier Funds
(16)	Power of Attorney